File No. 333-34844
Investment Company Act File No. 811-09903

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [_]

 Post-Effective Amendment No. 68  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 70  [X]

(Check appropriate box or boxes.)

BNY MELLON FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6400

Bennett A. MacDougall, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
11 Times Square
New York, NY 10036-8299

and

Donald W. Smith, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)

  __  immediately upon filing pursuant to paragraph (b)

 __X__ on December 31, 2018 pursuant to paragraph (b)

 _____ 60 days after filing pursuant to paragraph (a)(1)

 _____ on (Date) pursuant to paragraph (a)(1)

 _____ 75 days after filing pursuant to paragraph (a)(2)

 _____ on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The BNY Mellon Funds

Funds	Ticker Symbols
	Class M shares	Investor shares
BNY Mellon Large Cap Stock Fund	MPLCX	MILCX
BNY Mellon Large Cap Market Opportunities Fund	MMOMX	MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	MTSMX	MTSIX
BNY Mellon Income Stock Fund	MPISX	MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	MPMCX	MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	MPSSX	MISCX
BNY Mellon Focused Equity Opportunities Fund	MFOMX	MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	MMCMX	MMCIX
BNY Mellon International Fund	MPITX	MIINX
BNY Mellon Emerging Markets Fund	MEMKX	MIEGX
BNY Mellon International Appreciation Fund	MPPMX	MARIX
BNY Mellon International Equity Income Fund	MLIMX	MLIIX
BNY Mellon Bond Fund	MPBFX	MIBDX
BNY Mellon Intermediate Bond Fund	MPIBX	MIIDX
BNY Mellon Corporate Bond Fund	BYMMX	BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	MPSUX	MISTX
BNY Mellon National Intermediate Municipal Bond Fund	MPNIX	MINMX
BNY Mellon National Short-Term Municipal Bond Fund	MPSTX	MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	MPPIX	MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBMX	MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	MNYMX	MNYIX
BNY Mellon Municipal Opportunities Fund	MOTMX	MOTIX
BNY Mellon Asset Allocation Fund	MPBLX	MIBLX
BNY Mellon Government Money Market Fund	MLMXX	MLOXX
BNY Mellon National Municipal Money Market Fund	MOMXX	MNTXX

P R O S P E C T U S December 31, 2018

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries
Fund Details
Shareholder Guide

Buying, Selling and Exchanging Shares	186
General Policies	193
Distributions and Taxes	196
198
For More Information

See back cover.

The Funds

Each fund is offering its Class M shares and Investor shares in this prospectus.

Fund Summary

BNY Mellon Large Cap Stock Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.05%
Total annual fund operating expenses	0.82%	1.07%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$84	$262	$455	$1,014
Investor	$109	$340	$590	$1,306

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48.73% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the fund's portfolio. The portfolio managers construct the fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P 500® Index (S&P 500).

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on October 21, 2013. Prior to that date, the investment adviser selected securities for the fund using a proprietary computer model, along with fundamental analysis, to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund's performance for the periods shown in the bar chart and table reflects the fund's prior investment strategy.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 18.04% Worst Quarter Q4, 2008: -22.75%

The year-to-date total return of the fund′s Class M shares as of September 30, 2018 was 8.50%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	21.75%	14.13%	6.77%
Class M returns after taxes on distributions	18.19%	8.76%	4.04%
Class M returns after taxes on distributions and sale of fund shares	15.19%	9.88%	4.75%
Investor returns before taxes	21.66%	13.86%	6.50%
S&P 500 reflects no deductions for fees, expenses or taxes	21.82%	15.78%	8.49%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA and Syed A. Zamil, CFA are the fund's primary portfolio managers.  Mr. Cazalet has held that position since December 2014. Messrs. Boggs and Goslin have held that position since July 2015. Mr. Zamil has held that position since March 2017.  Mr. Boggs is a director and senior portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Cazalet is a managing director and head of multi-factor equity strategies at BNY Mellon Asset Management North America Corporation.  Mr. Goslin is a director and senior portfolio manager at BNY Mellon Asset Management North America Corporation.  Mr. Zamil is a managing director and global investment strategist at BNY Mellon Asset Management North America Corporation.  Messrs. Boggs, Cazalet, Goslin and Zamil also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan (as defined below) or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account). Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Large Cap Market Opportunities Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.42%	0.42%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.06%	0.06%
Other expenses of the fund	0.18%	0.18%
Acquired fund fees and expenses**	0.31%	0.31%
Total annual fund operating expenses	0.97%	1.22%

*The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.
**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$99	$309	$536	$1,190
Investor	$124	$387	$670	$1,477

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 18.59% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	27%	0% to 50%
U.S. Large Cap Equity Strategy	10%	0% to 50%
Dynamic Large Cap Value Strategy	21%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	25%	0% to 50%
Income Stock Strategy	17%	0% to 50%
Appreciation Strategy	0%	0% to 50%
Large Cap Dividend Strategy	0%	0% to 50%

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio managers to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum. The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio managers to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index. The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund′s portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies.

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs). The underlying fund employs a "buy-and-hold" investment strategy.

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio managers choose securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio managers may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P 500® Index (S&P 500).

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2012: 13.80% Worst Quarter Q3, 2011: -17.62%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 12.04%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	Since Inception (7/30/10)
Class M returns before taxes	23.91%	14.89%	13.18%
Class M returns after taxes on distributions	19.73%	11.05%	10.58%
Class M returns after taxes on distributions and sale of fund shares	16.54%	11.21%	10.29%
Investor returns before taxes	24.16%	14.60%	13.03%
S&P 500 reflects no deductions for fees, expenses or taxes	21.82%	15.78%	15.10%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The fund's investment adviser has engaged its affiliate, Walter Scott, to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy.

Caroline Lee Tsao is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since December 2015. Ms. Tsao is a senior investment strategist for BNY Mellon Wealth Management. She also is an employee of The Dreyfus Corporation and manages the fund in her capacity as an employee of The Dreyfus Corporation.

Donald M. Sauber and Thomas Lee are the primary portfolio managers responsible for the Focused Equity Strategy, the Large Cap Growth Strategy and the Large Cap Dividend Strategy, positions they have held since March 2018. Messrs. Sauber and Lee are portfolio managers and senior equity analysts at BNY Mellon Wealth Management. They also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to these strategies in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund's inception in July 2010 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for day-to-day management of the portion of the fund's assets allocated to this strategy and who also have this responsibility with the IMC are: Roy Leckie, a director of Walter Scott and co-leader of the IMC; Charlie Macquaker, a director of Walter Scott and co-leader of the IMC; and Jane Henderson, the managing director of Walter Scott.

Brian C. Ferguson is the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy, a position he has held since the fund's inception in July 2010. Mr. Ferguson is a senior managing director and senior portfolio manager of the U.S. Large Cap Value Equity Team at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. He also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his capacity as an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund's inception in July 2010 by members of the core research team of BNY Mellon Asset Management North America Corporation. The team members primarily responsible for the day-to-day management of the portion of the fund's assets allocated to this strategy are Elizabeth Slover, David Sealy and Barry Mills. Ms. Slover is a managing director and the director of BNY Mellon Asset Management North America Corporation's core research team. Messrs. Sealy and Mills are analysts on the core research team at BNY Mellon Asset Management North America Corporation. Each member of the core research team also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his or her capacity as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.53%	0.53%
Other expenses:
Shareholder services fees	none	0.25%
Administration fees	0.09%	0.09%
Other expenses of the fund	0.04%	0.04%
Acquired fund fees and expenses**	0.19%	0.19%
Total annual fund operating expenses	0.85%	1.10%

*The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.
**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$87	$271	$471	$1,049
Investor	$112	$350	$606	$1,340

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 15.03% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Tax-Sensitive Strategy	40%	20% to 60%
Large Cap Core Strategy	0%	0% to 30%
Focused Equity Strategy	18%	0% to 30%
U.S. Large Cap Equity Strategy	5%	0% to 30%
Dynamic Large Cap Value Strategy	12%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	15%	0% to 30%
Income Stock Strategy	10%	0% to 30%
Appreciation Strategy	0%	0% to 30%
Large Cap Dividend Strategy	0%	0% to 30%

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the S&P 500® Index (S&P 500). In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500. The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the portfolio manager monitors trading activity for the fund as a whole to avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and may seek to offset any realized capital gains of the fund's other investment strategies.

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with bottom-up, fundamental research to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio managers to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum. The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio managers to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index. The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies.

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs). The underlying fund employs a "buy-and-hold" investment strategy.

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio managers choose securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio managers may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P 500.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2012: 13.40% Worst Quarter Q3, 2011: -16.57%

The year-to-date total return of the fund′s Class M shares as of September 30, 2018 was 11.66%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	Since Inception (7/30/10)
Class M returns before taxes	22.45%	14.76%	13.50%
Class M returns after taxes on distributions	19.61%	12.29%	11.81%
Class M returns after taxes on distributions and sale of fund shares	14.96%	11.31%	10.72%
Investor returns before taxes	21.17%	15.00%	13.32%
S&P 500 reflects no deductions for fees, expenses or taxes	21.82%	15.78%	15.10%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The fund's investment adviser has engaged its affiliate, Walter Scott, to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy.

Caroline Lee Tsao is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since December 2015. Ms. Tsao is a senior investment strategist for BNY Mellon Wealth Management. She also is an employee of The Dreyfus Corporation and manages the fund in her capacity as an employee of The Dreyfus Corporation.

Thomas Murphy is the primary portfolio manager responsible for the Large Cap Tax-Sensitive Strategy, a position he has held since the fund's inception in July 2010. Mr. Murphy is a managing director, tax-managed equity, of The Bank of New York Mellon. He also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his capacity as an employee of The Dreyfus Corporation.

Donald M. Sauber and Thomas Lee are the primary portfolio managers responsible for the Large Cap Core Strategy, the Focused Equity Strategy, the Large Cap Growth Strategy and the Large Cap Dividend Strategy, positions they have held since March 2018. Messrs. Sauber and Lee are portfolio managers and senior equity analysts at BNY Mellon Wealth Management. They also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to these strategies in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund's inception in July 2010 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for day-to-day management of the portion of the fund's assets allocated to this strategy and who also have this responsibility with the IMC are: Roy Leckie, a director of Walter Scott and co-leader of the IMC; Charlie Macquaker, a director of Walter Scott and co-leader of the IMC; and Jane Henderson, the managing director of Walter Scott.

Brian C. Ferguson is the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy, a position he has held since the fund's inception in July 2010. Mr. Ferguson is a senior managing director and senior portfolio manager of the U.S. Large Cap Value Equity Team at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. He also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his capacity as an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund's inception in July 2010 by members of the core research team of BNY Mellon Asset Management North America Corporation. The team members primarily responsible for the day-to-day management of the portion of the fund's assets allocated to this strategy are Elizabeth Slover, David Sealy and Barry Mills. Ms. Slover is a managing director and the director of BNY Mellon Asset Management North America Corporation's core research team. Messrs. Sealy and Mills are analysts on the core research team at BNY Mellon Asset Management North America Corporation. Each member of the core research team also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his or her capacity as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Income Stock Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.80%	1.05%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$82	$255	$444	$990
Investor	$107	$334	$579	$1,283

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67.57% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend™ Index (Dow Jones Index), an index of the 100 U.S. company stocks selected by dividend yield. The fund's portfolio allocations, however, may differ from those of the Dow Jones Index. The fund invests primarily in common stocks but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Dow Jones Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 17.95% Worst Quarter Q4, 2008: -19.85%

The year-to-date total return of the fund′s Class M shares as of September 30, 2018 was 5.38%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	15.07%	15.03%	7.99%
Class M returns after taxes on distributions	12.38%	12.40%	6.38%
Class M returns after taxes on distributions and sale of fund shares	10.18%	11.42%	6.07%
Investor returns before taxes	14.86%	14.75%	7.71%
Dow Jones Index reflects no deductions for fees, expenses or taxes	15.44%	15.57%	8.84%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John C. Bailer, Brian C. Ferguson and David S. Intoppa are the fund's primary portfolio managers. Mr. Bailer has held that position since December 2011, and Messrs. Ferguson and Intoppa have held that position since December 2015. Mr. Bailer is a senior managing director and senior portfolio manager of U.S. dividend-oriented and large-cap strategies at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Ferguson is a senior managing director and senior portfolio manager of the U.S. Large Capitalization Value Equity Team of BNY Mellon Asset Management North America Corporation. Mr. Intoppa is a senior research analyst on BNY Mellon Asset Management North America Corporation's Dynamic Large Cap Value strategy. Messrs. Bailer, Ferguson and Intoppa also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Mid Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses:
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.02%	0.02%
Total annual fund operating expenses	0.89%	1.14%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$91	$284	$493	$1,096
Investor	$116	$362	$628	$1,386

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 50.53% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. As of November 30, 2018, the market capitalizations of the largest and smallest companies in the Russell Midcap® Index were approximately $37.5 billion and $615 million, respectively, and the weighted average and median market capitalizations of the index were approximately $14.9 billion and $7.9 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser and sub-investment advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	17%	0% to 30%
Mid Cap Growth Strategy	17%	0% to 30%
Boston Partners Mid Cap Value Strategy	18%	0% to 30%
Geneva Mid Cap Growth Strategy	18%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by the fund's investment adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the fund's investment adviser using a proprietary investment process of BNY Mellon Asset Management North America Corporation, an affiliate of the fund's investment adviser, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-investment advisers, namely, Boston Partners Global Investors, Inc. (Boston Partners), and Geneva Capital Management LLC (GCM), respectively.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or a sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate.

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap® Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap® Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap® Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies.

The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portion of the fund's assets allocated to the Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Boston Partners is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs.

GCM is the fund's sub-investment adviser responsible for the portion of the fund’s assets allocated to the Geneva Mid Cap Growth Strategy. GCM seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, GCM emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. GCM also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that are highly leveraged, non-U.S. based, or do not have earnings.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell Midcap® Index. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of additional indices to show how the fund's performance compares with the returns of an index of mid-cap value stocks and an index of mid-cap growth stocks.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy—selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 17.89% Worst Quarter Q4, 2008: -24.86%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 10.62%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	18.68%	14.11%	7.29%
Class M returns after taxes on distributions	17.41%	12.77%	6.42%
Class M returns after taxes on distributions and sale of fund shares	11.61%	11.00%	5.70%
Investor returns before taxes	18.38%	13.82%	7.03%
Russell Midcap® Index reflects no deductions for fees, expenses or taxes	18.52%	14.96%	9.11%
Russell Midcap® Value Index reflects no deductions for fees, expenses or taxes	13.34%	14.68%	9.10%
Russell Midcap® Growth Index reflects no deductions for fees, expenses or taxes	25.27%	15.30%	9.10%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The fund's investment adviser has engaged Boston Partners and GCM to serve as the fund's sub-investment advisers responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively.

Caroline Lee Tsao is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since December 2015. Ms. Tsao is a senior investment strategist for BNY Mellon Wealth Management. She also is an employee of The Dreyfus Corporation and manages the fund in her capacity as an employee of The Dreyfus Corporation.

Thomas Murphy is the primary portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy, a position he has held since August 2012. Mr. Murphy is a managing director, tax-managed equity, of The Bank of New York Mellon. He also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his capacity as an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Mid Cap Value Strategy have been made since August 2012 by a team of portfolio managers employed by The Dreyfus Corporation and BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile. Mr. Daglio is a senior managing director and portfolio manager at BNY Mellon Asset Management North America Corporation. Messrs. Boyd and Dutile are each managing directors, equity research analysts, and portfolio managers at BNY Mellon Asset Management North America Corporation. Messrs. Daglio, Boyd and Dutile also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to this strategy in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the Mid Cap Growth Strategy are made by a team of portfolio managers.  The team has consisted of Todd W. Wakefield, CFA since May 2013, Robert C. Zeuthen, CFA since August 2012 and John R. Porter since March 2017. Mr. Porter, the Mid Cap Growth Strategy's lead portfolio manager, is head of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation. Mr. Wakefield is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation. Mr. Zeuthen is a senior managing director, senior portfolio manager, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation.  Messrs. Porter, Wakefield and Zeuthen also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to this strategy in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the Boston Partners Mid Cap Value Strategy have been made since August 2012 by Steven L. Pollack, CFA and Joseph F. Feeney, Jr., CFA. Mr. Pollack is a senior portfolio manager at Boston Partners. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Boston Partners.

Investment decisions for the Geneva Mid Cap Growth Strategy have been made since March 2013 by William A. Priebe, CFA, and William Scott Priebe, and since July 2017 by José Muñoz, CFA. Mr. William A. Priebe is a portfolio manager at GCM, of which he is a co-founder. Mr. William Scott Priebe is a portfolio manager at GCM. Mr. Muñoz is a portfolio manager at GCM. Each member of the GCM investment team is responsible for both research and portfolio management functions.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.04%
Total annual fund operating expenses	1.01%	1.26%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$103	$322	$558	$1,236
Investor	$128	$400	$692	$1,523

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 63.00% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2018, the market capitalization of the largest company in the Russell 2000® Index was approximately $6.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $2.3 billion and $814 million, respectively. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. The portfolio managers responsible for the Opportunistic Small Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2000® Index. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of additional indices to show how the fund's performance compares with the returns of an index of small cap value stocks and an index of small cap growth stocks.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy—selecting stocks of small-capitalization domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2010: 17.08% Worst Quarter Q3, 2011: -25.26%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 12.71%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	18.45%	14.84%	7.05%
Class M returns after taxes on distributions	16.07%	13.89%	6.47%
Class M returns after taxes on distributions and sale of fund shares	12.08%	11.82%	5.57%
Investor returns before taxes	18.19%	14.54%	6.84%
Russell 2000® Index reflects no deductions for fees, expenses or taxes	14.65%	14.12%	8.71%
Russell 2000® Value Index reflects no deductions for fees, expenses or taxes	7.84%	13.01%	8.17%
Russell 2000® Growth Index reflects no deductions for fees, expenses or taxes	22.17%	15.21%	9.19%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Caroline Lee Tsao is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since December 2015. Ms. Tsao is a senior investment strategist for BNY Mellon Wealth Management. She also is an employee of The Dreyfus Corporation and manages the fund in her capacity as an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Small Cap Strategy have been made since August 2012 by a team of portfolio managers employed by The Dreyfus Corporation and BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile. Mr. Daglio is a senior managing director and portfolio manager at BNY Mellon Asset Management North America Corporation. Messrs. Boyd and Dutile are each managing directors, equity research analysts, and portfolio managers at BNY Mellon Asset Management North America Corporation. Messrs. Daglio, Boyd and Dutile also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to this stragey in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the Small Cap Value Strategy have been made since August 2012 by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA. Mr. Corrado is a senior managing director and the lead portfolio manager for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation. Ms. Brandaleone is a director, portfolio manager and investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation. Mr. Walter is a managing director, portfolio manager and investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation. Messrs. Corrado and Walter and Ms. Brandaleone also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to this strategy in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the Small Cap Growth Strategy are made by a team of portfolio managers.  The team has consisted of Todd W. Wakefield, CFA and Robert C. Zeuthen, CFA since May 2013 and John R. Porter since March 2017. Mr. Porter, the Small Cap Growth Strategy's lead portfolio manager, is head of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation. Mr. Wakefield is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation. Mr. Zeuthen is a senior managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation.  Messrs. Porter, Wakefield and Zeuthen also are employees of The

Dreyfus Corporation and manage the portion of the fund's assets allocated to this strategy in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Focused Equity Opportunities Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.70%	0.70%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.04%
Total annual fund operating expenses	0.86%	1.11%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$88	$274	$477	$1,061
Investor	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 45.29% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The fund's portfolio managers monitor sector and security weightings and regularly evaluate the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio managers adjust exposure limits as necessary.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P 500® Index (S&P 500).

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2012: 17.90% Worst Quarter Q3, 2011: -21.31%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 11.32%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	Since Inception (9/30/09)
Class M returns before taxes	32.66%	17.45%	14.20%
Class M returns after taxes on distributions	29.36%	14.32%	12.30%
Class M returns after taxes on distributions and sale of fund shares	21.14%	13.35%	11.31%
Investor returns before taxes	32.35%	17.14%	13.91%
S&P 500 reflects no deductions for fees, expenses or taxes	21.82%	15.78%	14.27%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Donald M. Sauber and Thomas Lee are the fund's primary portfolio managers, positions they have held since March 2018. Messrs. Sauber and Lee are portfolio managers and senior equity analysts at BNY Mellon Wealth Management. They also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	0.93%	1.18%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$95	$296	$515	$1,143
Investor	$120	$375	$649	$1,432

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 61.78% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index. This corresponds to companies with market capitalizations as of November 30, 2018 of between approximately $13.5 million and $37.5 billion. As of November 30, 2018, the weighted average market capitalizations of the Russell 2000® Index and the Russell Midcap® Index were approximately $2.3 billion and $14.9 billion, respectively, and the median market capitalizations of the Russell 2000® Index and the Russell Midcap® Index were approximately $814 million and $7.9 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap and mid cap companies. The fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small/Mid Cap Strategy	40%	0% to 50%
Small/Mid Cap Value Strategy	30%	0% to 40%
Small/Mid Cap Growth Strategy	30%	0% to 40%

The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

The portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy normally is invested primarily in equity securities of small cap and mid cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

The portion of the fund's assets allocated to the Small/Mid Cap Value Strategy normally is invested primarily in equity securities of small cap and mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers responsible for the Small/Mid Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy normally is invested primarily in equity securities of small cap and mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap and mid cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small/Mid Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2500™ Index. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of additional indices to show how the fund's performance compares with the returns of an index of small to mid cap value stocks and an index of small to mid cap growth stocks.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012 and April 28, 2014. From August 20, 2012 to April 28, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis, to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund's performance for the periods from August 20, 2012 through April 27, 2014 and prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect during those periods.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2010: 18.37% Worst Quarter Q3, 2011: -24.85%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 13.43%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	Since Inception (9/30/09)
Class M returns before taxes	19.92%	14.07%	12.30%
Class M returns after taxes on distributions	16.91%	11.03%	10.34%
Class M returns after taxes on distributions and sale of fund shares	13.07%	10.41%	9.54%
Investor returns before taxes	19.68%	13.77%	11.99%
Russell 2500™ Index reflects no deductions for fees, expenses or taxes	16.81%	14.33%	14.19%
Russell 2500™ Value Index reflects no deductions for fees, expenses or taxes	10.36%	13.27%	13.32%
Russell 2500™ Growth Index reflects no deductions for fees, expenses or taxes	24.46%	15.47%	15.10%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Caroline Lee Tsao is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since December 2015. Ms. Tsao is a senior investment strategist for BNY Mellon Wealth Management. She also is an employee of The Dreyfus Corporation and manages the fund in her capacity as an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Small/Mid Cap Strategy have been made since April 2014 by a team of portfolio managers employed by The Dreyfus Corporation and BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile. Mr. Daglio is a senior managing director and portfolio manager at BNY Mellon Asset Management North America Corporation. Messrs. Boyd and Dutile are each managing directors, equity research analysts, and portfolio managers at BNY Mellon Asset Management North America Corporation. Messrs. Daglio, Boyd and Dutile also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to this strategy in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the Small/Mid Cap Value Strategy have been made since April 2014 by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA. Mr. Corrado is a senior managing director and the lead portfolio manager for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation. Ms. Brandaleone is a director, portfolio manager and investment research analyst for the U.S. Small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation. Mr. Walter is a managing director, portfolio manager and investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation. Messrs. Corrado and Walter and Ms. Brandaleone also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to this strategy in their capacity as employees of The Dreyfus Corporation.

Investment decisions for the Small/Mid Cap Growth Strategy are made by a team of portfolio managers.  The team has consisted of Todd W. Wakefield, CFA and Robert C. Zeuthen, CFA since April 2014 and John R. Porter since March 2017. Mr. Porter, the Small/Mid Cap Growth Strategy's lead portfolio manager, is the head of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation. Mr. Wakefield is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation. Mr. Zeuthen is a senior managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation.  Messrs. Porter, Wakefield and Zeuthen also are employees of The Dreyfus Corporation and manage the portion of the fund's assets allocated to this strategy in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.05%
Total annual fund operating expenses	1.02%	1.27%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$104	$325	$563	$1,248
Investor	$129	$403	$697	$1,534

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 54.87% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI EAFE Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund's performance shown in the bar chart and table reflects the fund's investment strategy in effect during those periods.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 23.73% Worst Quarter Q3, 2011: -21.38%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -1.37%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	27.97%	8.39%	1.88%
Class M returns after taxes on distributions	27.73%	8.14%	1.64%
Class M returns after taxes on distributions and sale of fund shares	16.42%	6.73%	1.66%
Investor returns before taxes	27.73%	8.12%	1.63%
MSCI EAFE Index reflects no deductions for fees, expenses or taxes	25.03%	7.90%	1.94%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Mark A. Bogar, Andrew R. Leger and James A. Lydotes are the fund's primary portfolio managers. Mr. Bogar has held that position since January 2010, and Messrs. Leger and Lydotes have held that position since December 2015. Mr. Bogar is a senior managing director, portfolio manager, research analyst and head of the global equity team of BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Leger is a director and senior research analyst on the global equity team at BNY Mellon Asset Management North America Corporation. Mr. Lydotes is a managing director, portfolio manager and senior research analyst on the global equity team at BNY Mellon Asset Management North America Corporation. Messrs. Bogar, Leger and Lydotes also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Emerging Markets Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	1.15%	1.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.12%	0.12%
Acquired fund fees and expenses*	0.01%	0.01%
Total annual fund operating expenses	1.40%	1.65%

* "Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$143	$443	$766	$1,680
Investor	$168	$520	$897	$1,955

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 80.86% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI Emerging Markets Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund's performance shown in the bar chart and table reflects the fund's investment strategy in effect during those periods.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 34.49% Worst Quarter Q4, 2008: -26.01%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -11.52%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	42.59%	4.22%	1.87%
Class M returns after taxes on distributions	42.64%	4.28%	1.17%
Class M returns after taxes on distributions and sale of fund shares	24.64%	3.53%	1.54%
Investor returns before taxes	42.31%	3.97%	1.62%
MSCI Emerging Markets Index reflects no deductions for fees, expenses or taxes	37.28%	4.35%	1.68%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

George E. DeFina, Sean P. Fitzgibbon and Jay Malikowski are the fund's primary portfolio managers. Messrs. Fitzgibbon and Malikowski have held that position since January 2010, and Mr. DeFina has held that position since December 2015. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Malikowski is a director, portfolio manager, research analyst and member of the global core equity team at BNY Mellon Asset Management North America Corporation. Mr. DeFina is a director, portfolio manager and senior quantitative analyst at BNY Mellon Asset Management North America Corporation. Messrs. DeFina, Fitzgibbon and Malikowski also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Appreciation Fund
Investment Objective

The fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.33%	0.33%
Total annual fund operating expenses	0.95%	1.20%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$97	$303	$525	$1,166
Investor	$122	$381	$660	$1,455

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 4.54% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. The fund invests primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. The fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and, under normal circumstances, the fund will invest in at least 10 different countries.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Depositary receipts risk. DRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert DRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related DR. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to the holders of the DRs with respect to the underlying securities or to distribute shareholder communications received from the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI EAFE Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Before the fund commenced operations (as of the close of business of September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton International Equity Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., that, in all material respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's

Institutional shares through September 12, 2008 and the performance of the fund's Class M shares thereafter. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund's Class M shares and Investor shares thereafter. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads. If the predecessor fund's sales loads were reflected, the returns of the fund's Investor shares would be lower.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q2, 2009: 25.00% Worst Quarter Q3, 2011: -21.21%

The year-to-date total return of the fund′s Class M shares as of September 30, 2018 was -2.01%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M* returns before taxes	23.78%	7.03%	1.50%
Class M* returns after taxes on distributions	23.45%	6.63%	1.18%
Class M* returns after taxes on distributions and sale of fund shares	14.17%	5.66%	1.35%
Investor** returns before taxes	23.51%	6.76%	1.25%
MSCI EAFE Index reflects no deductions for fees, expenses or taxes	25.03%	7.90%	1.94%
* Reflects the performance of the predecessor fund's Institutional shares through September 12, 2008. ** Reflects the performance of the predecessor fund's Class A shares through September 12, 2008.
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Richard A. Brown, William S. Cazalet, CAIA, Thomas J. Durante, Karen Q. Wong and Syed A. Zamil, CFA are the fund's primary portfolio managers. Messrs. Brown and Durante and Ms. Wong have held that position since July 2009.  Mr. Cazalet has held that position since July 2015.  Mr. Zamil has held that position since March 2017.  Mr. Durante is a managing director and co-head of equity index portfolio management at BNY Mellon Asset Management North America Corporation. Mr. Cazalet is a managing director and head of multi-factor equity strategies at BNY Mellon Asset Management North America Corporation. Mr. Zamil is a managing director at BNY Mellon Asset Management North America Corporation. Ms. Wong is a managing director and head of index portfolio management at BNY Mellon Asset Management North America Corporation, and Mr. Brown is a managing director and co-head of equity index portfolio management at BNY Mellon Asset Management North America Corporation.

Messrs. Brown, Cazalet, Durante and Zamil and Ms. Wong also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Equity Income Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.11%	0.11%
Total annual fund operating expenses	1.08%	1.33%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$110	$343	$595	$1,317
Investor	$135	$421	$729	$1,601

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 54.20% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Ex-U.S.A. Index (MSCI ACWI Ex-USA), an unmanaged index that measures the equity market performance of developed and emerging market countries, excluding the United States.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI ACWI ex-USA Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2013: 8.99% Worst Quarter Q3, 2015: -11.17%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -4.34%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	Since Inception (12/15/11)
Class M returns before taxes	26.80%	5.05%	6.95%
Class M returns after taxes on distributions	26.13%	4.45%	0.00%
Class M returns after taxes on distributions and sale of fund shares	16.36%	4.10%	0.00%
Investor returns before taxes	25.79%	4.67%	6.58%
MSCI ACWI ex-USA Index reflects no deductions for fees, expenses or taxes	27.19%	6.80%	8.09%*

*For comparative purposes, the value of the MSCI ACWI ex-USA Index on 11/30/11 is used as the beginning value on 12/15/11.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA and Syed A. Zamil, CFA are the fund's primary portfolio managers.  Mr. Boggs has held that position since December 2011, and Messrs. Cazelet and Goslin have held that position since July 2015. Mr. Zamil has held that position since March 2017.  Mr. Boggs is a director and senior portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Cazalet is a managing director and head of multi-factor equity strategies at BNY Mellon Asset Management North America Corporation.  Mr. Goslin is a director and senior portfolio manager at BNY Mellon Asset Management North America Corporation.  Mr. Zamil is a managing director and global investment strategist at BNY Mellon Asset Management North America Corporation.  Messrs. Boggs, Cazalet, Goslin and Zamil also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.55%	0.80%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 47.36% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages the fund's bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg Barclays U.S. Aggregate Bond Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 4.63% Worst Quarter Q2, 2013: -2.98%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -1.63%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	3.91%	1.86%	3.93%
Class M returns after taxes on distributions	2.62%	0.55%	2.53%
Class M returns after taxes on distributions and sale of fund shares	2.21%	0.85%	2.50%
Investor returns before taxes	3.60%	1.61%	3.66%
Bloomberg Barclays U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	3.54%	2.10%	4.01%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive and Timothy J. Sanville are the fund's primary portfolio managers, positions they have held since August 2005 and September 2015, respectively. Messrs. Flahive and Sanville are senior vice president and first vice president, respectively, of The Bank of New York Mellon. Messrs. Flahive and Sanville also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Intermediate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.55%	0.80%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 28.92% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.

Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg Barclays U.S. Intermediate Government/Credit Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 4.40% Worst Quarter Q2, 2013: -2.25%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -0.41%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.98%	1.04%	2.96%
Class M returns after taxes on distributions	1.05%	0.11%	1.85%
Class M returns after taxes on distributions and sale of fund shares	1.12%	0.38%	1.85%
Investor returns before taxes	1.73%	0.79%	2.71%
Bloomberg Barclays U.S. Intermediate Government/Credit Index reflects no deductions for fees, expenses or taxes	2.14%	1.50%	3.32%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive and Timothy J. Sanville are the fund's primary portfolio managers, positions they have held since March 2006 and September 2015, respectively. Messrs. Flahive and Sanville are senior vice president and first vice president, respectively, of The Bank of New York Mellon. Messrs. Flahive and Sanville also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Corporate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.55%	0.80%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$82	$256	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 33.36% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. The investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2016: 3.28% Worst Quarter Q2, 2013: -2.81%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -1.17%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	Since Inception (3/2/2012)
Class M returns before taxes	5.65%	3.31%	4.00%
Class M returns after taxes on distributions	3.97%	1.81%	2.56%
Class M returns after taxes on distributions and sale of fund shares	3.18%	1.83%	2.42%
Investor returns before taxes	5.52%	3.05%	3.75%
Bloomberg Barclays U.S. Intermediate Credit Index reflects no deductions for fees, expenses or taxes	3.67%	2.43%	2.99%*
Bloomberg Barclays U.S. Credit Index reflects no deductions for fees, expenses or taxes	6.18%	3.24%	3.86%*

* For comparative purposes, the value of the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index on February 29, 2012 is used as the beginning value on March 2, 2012.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive and Timothy J. Sanville are the fund's primary portfolio managers, positions they have held since March 2012 and September 2015, respectively. Messrs. Flahive and Sanville are senior vice president and first vice president, respectively, of The Bank of New York Mellon. Messrs. Flahive and Sanville also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Short-Term U.S. Government Securities Fund
Investment Objective

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.09%	0.09%
Total annual fund operating expenses	0.56%	0.81%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$57	$179	$313	$701
Investor	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 61.04% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio managers first examine U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio managers then seek to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. The fund may engage in frequent trading.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg Barclays U.S. Government 1-3 Year Bond Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 3.43% Worst Quarter Q2, 2008: -0.77%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 0.06%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	0.22%	0.18%	1.12%
Class M returns after taxes on distributions	(0.25)%	(0.30)%	0.52%
Class M returns after taxes on distributions and sale of fund shares	0.13%	(0.08)%	0.63%
Investor returns before taxes	0.05%	(0.06)%	0.86%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index reflects no deductions for fees, expenses or taxes	0.45%	0.58%	1.53%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Lawrence R. Dunn and Timothy J. Sanville are the fund's primary portfolio managers. Mr. Dunn has held that position since the fund's inception in October 2000. Mr. Sanville has held that position since September 2015. Messrs. Dunn and Sanville are vice president and first vice president, respectively, of The Bank of New York Mellon. Messrs. Dunn and Sanville also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Intermediate Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.50%	0.75%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$160	$280	$628
Investor	$77	$240	$417	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 38.75% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 6.85% Worst Quarter Q4, 2010: -3.71%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -0.50%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	4.42%	2.22%	3.82%
Class M returns after taxes on distributions	4.41%	2.18%	3.77%
Class M returns after taxes on distributions and sale of fund shares	3.62%	2.31%	3.69%
Investor returns before taxes	4.16%	1.96%	3.56%
S&P Municipal Bond Investment Grade Intermediate Index reflects no deductions for fees, expenses or taxes	4.72%	N/A*	N/A*
S&P Municipal Bond Intermediate Index reflects no deductions for fees, expenses or taxes	4.74%	2.79%	4.44%

*The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since October 2000 and March 2006, respectively. Mr. Flahive and Ms. O'Brien are senior vice president and managing director, respectively, of The Bank of New York Mellon. Mr. Flahive and Ms. O'Brien also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Short-Term Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.04%
Total annual fund operating expenses	0.51%	0.76%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$52	$164	$285	$640
Investor	$78	$243	$422	$942

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 58.52% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Short Index and the S&P Municipal Bond Short Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2009: 1.93% Worst Quarter Q4, 2016: -0.83%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 0.50%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.23%	0.52%	1.44%
Class M returns after taxes on distributions	1.23%	0.50%	1.43%
Class M returns after taxes on distributions and sale of fund shares	1.13%	0.60%	1.42%
Investor returns before taxes	0.98%	0.29%	1.20%
S&P Municipal Bond Investment Grade Short Index reflects no deductions for fees, expenses or taxes	1.14%	N/A*	N/A*
S&P Municipal Bond Short Index reflects no deductions for fees, expenses or taxes	1.16%	0.91%	1.99%

*The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager, a position he has held since September 2015. Mr. Flahive is a senior vice president of The Bank of New York Mellon. He also is an employee of The Dreyfus Corporation and manages the fund in his capacity as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.08%	0.08%
Total annual fund operating expenses	0.70%	0.95%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$72	$224	$390	$871
Investor	$97	$303	$525	$1,166

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 38.13% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Pennsylvania state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• State-specific risk. The fund is subject to the risk that Pennsylvania's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Perform                                                                                                     ance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 6.64% Worst Quarter Q4, 2016: -3.41%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -0.07%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	4.27%	1.76%	3.23%
Class M returns after taxes on distributions	4.23%	1.61%	3.13%
Class M returns after taxes on distributions and sale of fund shares	3.54%	1.94%	3.22%
Investor returns before taxes	4.02%	1.52%	3.00%
S&P Municipal Bond Investment Grade Intermediate Index* reflects no deductions for fees, expenses or taxes	4.72%	N/A**	N/A**
S&P Municipal Bond Intermediate Index* reflects no deductions for fees, expenses or taxes	4.74%	2.79%	4.44%

*Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.
**The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Mary Collette O'Brien and Gregory J. Conant are the fund's primary portfolio managers. Ms. O'Brien has held that position since the fund's inception in October 2000. Mr. Conant has held that position since September 2015. Ms. O'Brien and Mr. Conant are managing director and vice president, respectively, of The Bank of New York Mellon. Ms. O'Brien and Mr. Conant also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.07%	0.07%
Total annual fund operating expenses	0.54%	0.79%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$55	$173	$302	$677
Investor	$81	$252	$439	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 38.51% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• State-specific risk. The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 5.30% Worst Quarter Q4, 2016: -3.50%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -0.56%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	4.08%	1.79%	3.41%
Class M returns after taxes on distributions	4.07%	1.70%	3.34%
Class M returns after taxes on distributions and sale of fund shares	3.37%	1.96%	3.35%
Investor returns before taxes	3.83%	1.54%	3.15%
S&P Municipal Bond Investment Grade Intermediate Index* reflects no deductions for fees, expenses or taxes	4.72%	N/A**	N/A**
S&P Municipal Bond Intermediate Index* reflects no deductions for fees, expenses or taxes	4.74%	2.79%	4.44%

*Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.
**The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Mary Collette O'Brien and Stephen J. O'Brien are the fund's primary portfolio managers, positions they have held since March 2006 and September 2015, respectively. Ms. O'Brien and Mr. O'Brien are managing director and senior associate, respectively, of The Bank of New York Mellon. Ms. O'Brien and Mr. O'Brien also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.10%	0.10%
Total annual fund operating expenses	0.72%	0.97%
Fee waiver and/or expense reimbursement*	(0.13)%	(0.13)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.59%	0.84%

*The fund's investment adviser has contractually agreed, until December 31, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59%. On or after December 31, 2019, the fund's investment adviser may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$60	$217	$388	$882
Investor	$86	$296	$524	$1,178

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 45.71% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the income from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city income taxes.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns on taxes after distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton Intermediate New York Tax-Exempt Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., that, in all materials respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares through September 12, 2008 and the performance of the fund's Class M shares thereafter. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund's Class M shares and Investor shares thereafter. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads. If the predecessor fund's sales loads were reflected, the returns of the fund's Investor shares would be lower.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2009: 5.09% Worst Quarter Q4, 2016: -3.42%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was -0.58%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M* returns before taxes	4.10%	2.09%	3.72%
Class M* returns after taxes on distributions	4.09%	1.90%	3.60%
Class M* returns after taxes on distributions and sale of fund shares	3.37%	2.16%	3.57%
Investor** returns before taxes	3.94%	1.85%	3.46%
S&P Municipal Bond Investment Grade Intermediate Index† reflects no deductions for fees, expenses or taxes	4.72%	N/A††	N/A††
S&P Municipal Bond Intermediate Index† reflects no deductions for fees, expenses or taxes	4.74%	2.79%	4.44%

*Reflects the performance of the predecessor fund's Institutional shares through September 12, 2008.

** Reflects the performance of the predecessor fund's Class A shares through September 12, 2008.

†Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.
††The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive and Gregory J. Conant are the fund's primary portfolio managers, positions they have held since September 2008 and September 2015, respectively. Messrs. Flahive and Conant are senior vice president and vice president, respectively, of The Bank of New York Mellon. Messrs. Flahive and Conant also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Municipal Opportunities Fund
Investment Objective

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.13%	0.13%
Total annual fund operating expenses	0.75%	1.00%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$77	$240	$417	$930
Investor	$102	$318	$552	$1,225

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 41.48% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the investment adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets.

The fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), swap agreements and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters involve leverage and could magnify the fund's gains or losses.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg Barclays U.S. Municipal Bond Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 11.23% Worst Quarter Q4, 2010: -3.99%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 2.05%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	Since Inception (10/15/08)
Class M returns before taxes	6.16%	3.42%	7.76%
Class M returns after taxes on distributions	6.14%	3.25%	7.42%
Class M returns after taxes on distributions and sale of fund shares	4.97%	3.36%	6.94%
Investor returns before taxes	5.90%	3.18%	7.51%
Bloomberg Barclays U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	5.45%	3.02%	5.19%*
*For comparative purposes, the value of the Index on September 30, 2008 is used as the beginning value on October 15, 2008.
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager, a position he has held since the fund's inception in October 2008. Mr. Flahive is senior vice president of The Bank of New York Mellon. He also is an employee of The Dreyfus Corporation and manages the fund in his capacity as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Asset Allocation Fund
Investment Objective

The fund seeks long-term growth of principal in conjunction with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.29%	0.29%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.04%	0.04%
Other expenses of the fund	0.05%	0.05%
Acquired fund fees and expenses**	0.58%	0.58%
Total annual fund operating expenses	0.96%	1.21%
Fee waiver and/or expense reimbursement***	(0.09)%	(0.09)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.87%	1.12%

*The fund has agreed to pay an investment advisory fee at the rate of 0.65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of 0.40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of 0.15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.
**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the tables.
***The fund's investment adviser has contractually agreed, until December 31, 2019, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (including indirect fees and expenses of the underlying funds, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.87%. On or after December 31, 2019, the fund's investment adviser may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$89	$297	$522	$1,170
Investor	$114	$375	$656	$1,458

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 20.66% of the average value of its portfolio.

Principal Investment Strategy

The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund's investment adviser allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund's investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the investment adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and the investment adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by the investment adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund Dreyfus Research Growth Fund, Inc. Dreyfus Strategic Value Fund	24%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund Dreyfus International Small Cap Fund	12%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	5%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Dreyfus Inflation Adjusted Securities Fund	27%	20% to 55%

Asset Class	Target	Range
High Yield Bonds Dreyfus High Yield Fund Dreyfus Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies Dynamic Total Return Fund (Dreyfus) Unaffiliated Investment Companies	17%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

The fund invests in shares of the underlying funds and thus the fund is subject to the same principal investment risks as the underlying funds in which it invests, which are described in the fund's prospectus and/or below. For more information regarding these risks, see the prospectus for the specific underlying fund. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among the asset classes and the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Morningstar Moderate Target Risk Index.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund's performance for periods prior to September 15, 2011 shown in the bar chart and table reflects the investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 12.14% Worst Quarter Q3, 2011: -13.21%

The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 4.69%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M returns before taxes	17.14%	8.37%	5.33%
Class M returns after taxes on distributions	15.79%	6.76%	4.10%
Class M returns after taxes on distributions and sale of fund shares	10.57%	6.21%	3.91%
Investor returns before taxes	16.72%	8.11%	5.07%
Morningstar Moderate Target Risk Index reflects no deductions for fees, expenses or taxes	14.66%	7.95%	5.80%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Jeffrey M. Mortimer is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since March 2013. Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management. He also is an employee of The Dreyfus Corporation and manages the fund in his capacity as an employee of The Dreyfus Corporation.

C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA and Syed A. Zamil, CFA are the fund's primary portfolio managers responsible for managing the portion of the fund's assets invested directly in large cap equity securities. Messrs. Boggs, Cazalet and Goslin have held that position since July 2015. Mr. Zamil has held that position since March 2017. Mr. Boggs is a director and senior portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Cazalet is a managing director and head of multi-

factor equity strategies at BNY Mellon Asset Management North America Corporation. Mr. Goslin is a director and senior portfolio manager at BNY Mellon Asset Management North America Corporation. Mr. Zamil is a managing director and global investment strategist at BNY Mellon Asset Management North America Corporation. Messrs. Boggs, Cazalet, Goslin and Zamil also are employees of The Dreyfus Corporation and manage the portion of the fund's assets invested directly in large cap equity securities in their capacity as employees of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager responsible for managing the portion of the fund's assets allocated to individual fixed-income securities, a position he has held since March 2006. Mr. Flahive is a senior vice president of The Bank of New York Mellon, an affiliate of The Dreyfus Corporation. He also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to individual fixed-income securities in his capacity as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Government Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.30%	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$31	$97	$169	$381
Investor	$56	$176	$307	$689
Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate. Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that the investment adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Prior to May 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information shown may have been different if the current investment limitations had been in effect during the period prior to the fund's conversion to a government money market fund.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q1, 2008: 0.96% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 1.10%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M	0.63%	0.14%	0.41%
Investor	0.37%	0.08%	0.32%

For the fund's current yield, Wealth Management Clients may call toll free 1-866-804-5023; Individual Clients may call toll free 1-800-DREYFUS (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services; participants in Qualified Employee Benefit Plans may call toll free 1-866-804-5023; and Institutional Investors and clients of Investment Advisory Firms may call toll free 1-866-804-5023.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments.  This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary.  Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.30%	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$31	$97	$169	$381
Investor	$56	$176	$307	$689
Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that the investment adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or the fund's ability to maintain a stable net asset value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q1, 2008: 0.61% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Class M shares as of September 30, 2018 was 0.79%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class M	0.55%	0.14%	0.29%
Investor	0.30%	0.07%	0.21%

For the fund's current yield, Wealth Management Clients may call toll free 1-866-804-5023; Individual Clients may call toll free 1-800-DREYFUS (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services; participants in Qualified Employee Benefit Plans may call toll free 1-866-804-5023; and Institutional Investors and clients of Investment Advisory Firms may call toll free 1-866-804-5023.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

Investments in the fund are limited to accounts beneficially owned by natural persons.

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments.  This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary.  Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

BNY Mellon Large Cap Stock Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund invests principally in common stocks, but its stock investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The fund also may invest in foreign stocks.

The portfolio managers use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows. Measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

• a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

The portfolio managers construct the fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. This approach differs from conventional portfolio management in that, generally, the portfolio managers will strictly adhere to underlying models in selecting portfolio securities. In unusual circumstances, the portfolio managers may deviate from the models.

The fund typically will hold between 100 and 175 securities selected using these models. The fund's portfolio managers will periodically rebalance the fund's portfolio, which will result in changes in fund holdings. The portfolio managers may enhance the models from time to time, depending on their ongoing research efforts.

The portfolio managers monitor the holdings in the fund's portfolio, and consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere. These sell decisions generally are based on the portfolio managers' adherence to the underlying models.

The fund generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the S&P 500® Index (S&P 500).

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, foreign currencies and indexes) and forward contracts. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

BNY Mellon Large Cap Market Opportunities Fund

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index, or any other country that the fund's portfolio managers believe has an emerging economy or market.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	27%	0% to 50%
U.S. Large Cap Equity Strategy	10%	0% to 50%
Dynamic Large Cap Value Strategy	21%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	25%	0% to 50%
Income Stock Strategy	17%	0% to 50%
Appreciation Strategy	0%	0% to 50%
Large Cap Dividend Strategy	0%	0% to 50%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

Although not a principal investment strategy of the fund, the fund, and certain underlying funds in which the fund may invest, may, but are not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund, and certain underlying funds, may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund or underlying fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund also may engage in short-selling.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio managers to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio managers responsible for the Focused Equity Strategy seek to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio managers believe have the most attractive growth outlook.

Next, the portfolio managers responsible for the Focused Equity Strategy use a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio managers conduct a thorough assessment of company fundamentals and seek to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio managers responsible for the Focused Equity Strategy then select the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio managers monitor sector and security weightings and regularly evaluate the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio managers adjust exposure limits as necessary. The portfolio managers typically sell a security when the portfolio managers believe that the investment themes, such as economic, regulatory or social changes that could impact a company's fundamentals, have changed, or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain the unanimous backing of Walter Scott's research team before the proposal is put forward to the firm's Investment Executive for consideration, while a sell decision requires only one dissenting voice prior to ratification by the Investment Executive.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks capital appreciation. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The underlying fund may invest up to 30% of its assets in foreign securities. Although the underlying fund typically invests in seasoned issuers, it may purchase securities or companies in IPOs or shortly thereafter.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The derivative instruments in which the underlying fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio managers to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio managers responsible for the Large Cap Growth Strategy use an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio managers responsible for the Large Cap Growth Strategy believe offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

The portfolio managers typically sell a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund may invest up to 25% of its assets in foreign securities. The underlying fund invests principally in common stocks, but its stock investments may include preferred stocks and convertible securities, including to a limited degree, those purchased in IPOs.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The derivative instruments in which the underlying fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts. Additionally, although not principal investment strategies, the underlying fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities and the underlying fund also may invest in ETFs in order to provide exposure to certain equity markets.

Income Stock Strategy

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks total return (consisting of capital appreciation and income). This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.

The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select DividendTM Index (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs)) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The underlying fund's portfolio allocations, however, may differ from those of the Dow Jones Index.

In selecting securities, the underlying fund's portfolio manager uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•  value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the underlying fund's portfolio managers generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the underlying fund's portfolio managers manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The underlying fund typically sells a security when the company's potential dividend yield declines, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

The underlying fund invests primarily in common stocks. Although not a principal investment strategy, the underlying fund's stock investments also may include convertible securities (up to 10% of the underlying fund's assets), preferred stocks (up to 10% of the underlying fund's assets), and American Depositary Receipts (ADRs), including those purchased in initial public offerings (IPOs). The underlying fund also may invest in fixed-income securities and money market instruments.

Although not a principal investment strategy, the underlying fund may, but is not required to, use exchange-traded derivatives as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The derivative instruments in which the underlying fund may invest include principally options and futures (including those relating to stocks, indexes, foreign currencies and interest rates). The underlying fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Appreciation Strategy

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The underlying fund also may invest in companies which the underlying fund's portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs, which are considered common stock for purposes of the underlying fund's policy with respect to the investment of 80% of its assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interest in securities of non-U.S. issuers that are publicly-traded on overseas markets. ADRs are traded in the United States on national securities exchange and in the over-the-counter market, and may be converted into the underlying foreign securities. The underlying fund may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

The underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the underlying fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

The underlying fund typically sells a stock when the portfolio managers believe there is a significant adverse change in a company's business fundamentals that may lead to a sustained impairment in earnings power.

Large Cap Dividend Strategy

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio managers responsible for the Large Cap Dividend Strategy choose securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio managers may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. The investment process for the Large Cap Dividend Strategy is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Large Cap Dividend Strategy's portfolio allocations, however, may differ from those of the Dow Jones Index. The fund invests its assets allocated to the Large Cap Dividend Strategy in common stocks, but such investments also may include convertible securities (up to 25% of the fund's assets allocated to this strategy), preferred stocks (up to 25% of the fund's assets allocated to this strategy), REITs (up to 25% of the fund's assets allocated to this strategy) and ADRs (up to 25% of the fund's assets allocated to this strategy), including those purchased in IPOs. The fund's assets allocated to the Large Cap Dividend Strategy also may be invested in fixed-income securities and money market instruments.

In selecting securities, the portfolio managers responsible for the Large Cap Dividend Strategy screen the universe of large cap companies focusing on those with above average dividend yield. The portfolio managers assess the outlook for earnings and dividend growth among these companies. Next, based on fundamental analysis, the portfolio managers select the most attractive securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the portfolio managers responsible for the Large Cap Dividend Strategy manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Large Cap Dividend Strategy may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio managers responsible for the Large Cap Dividend Strategy typically sell a security when the company's potential dividend yield declines, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund invests primarily in common stocks, but the fund's equity investments also may include preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in ETFs and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the MSCI Emerging Markets Index, or any other country that the fund's portfolio managers believe has an emerging economy or market.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Tax-Sensitive Strategy	40%	20% to 60%
Large Cap Core Strategy	0%	0% to 30%
Focused Equity Strategy	18%	0% to 30%
U.S. Large Cap Equity Strategy	5%	0% to 30%
Dynamic Large Cap Value Strategy	12%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	15%	0% to 30%
Income Stock Strategy	10%	0% to 30%
Appreciation Strategy	0%	0% to 30%
Large Cap Dividend Strategy	0%	0% to 30%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Although not a principal investment strategy of the fund, the fund, and certain underlying funds in which the fund may invest, may, but are not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund, and certain underlying funds, may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund also may engage in short-selling.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Large Cap Tax-Sensitive Strategy

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the S&P 500. In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500. The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. The Large Cap Tax-Sensitive Strategy is not characterized by low turnover.

The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy assesses both portfolio risk and tax considerations, analyzing the portfolio's realized and unrealized gains and losses, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses. In addition, the portfolio manager responsible for the Large Cap Tax-Sensitive Strategy monitors trading activity for the fund as a whole to avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and may seek to offset any realized capital gains of the fund's other investment strategies.

Large Cap Core Strategy

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers responsible for the Large Cap Core Strategy believe offer one or more of the following characteristics, among others:

• earnings power unrecognized by the market;

• sustainable revenue and cash flow growth;

• positive operational and/or financial catalysts;

• attractive relative value versus history and peers; and

• strong or improving financial condition.

The portfolio managers typically sell a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio managers to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio managers responsible for the Focused Equity Strategy seek to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio managers believe have the most attractive growth outlook.

Next, the portfolio managers responsible for the Focused Equity Strategy use a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio managers conduct a thorough assessment of company fundamentals and seek to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio managers responsible for the Focused Equity Strategy then select the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio managers monitor sector and security weightings and regularly evaluate the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio managers adjust exposure limits as necessary. The portfolio managers typically sell a security when the portfolio managers believe that the investment themes, such as economic, regulatory or social changes that could impact a company's fundamentals, have changed, or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott, an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain the unanimous backing of Walter Scott's research team before the proposal is put forward to the firm's Investment Executive for consideration, while a sell decision requires only one dissenting voice prior to ratification by the Investment Executive.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks capital appreciation. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The underlying fund may invest up to 30% of its assets in foreign securities. Although the underlying fund typically invests in seasoned issuers, it may purchase securities or companies in IPOs or shortly thereafter.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The derivative instruments in which the underlying fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio managers to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio managers responsible for the Large Cap Growth Strategy use an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio managers responsible for the Large Cap Growth Strategy believe offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

The portfolio managers typically sell a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund may invest up to 25% of its assets in foreign securities. The underlying fund invests principally in common stocks, but its stock investments may include preferred stocks and convertible securities, including to a limited degree, those purchased in IPOs.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The derivative instruments in which the underlying fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts. The underlying fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The underlying fund also may invest in ETFs in order to provide exposure to certain equity markets.

Income Stock Strategy

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks total return (consisting of capital appreciation and income). This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The underlying fund's portfolio allocations, however, may differ from those of the Dow Jones Index.

In selecting securities, the underlying fund's portfolio managers use a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•  value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the underlying fund's portfolio managers generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the underlying fund's portfolio managers manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The underlying fund typically sells a security when the company's potential dividend yield declines, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

The underlying fund invests primarily in common stocks. Although not a principal investment strategy, the underlying fund's stock investments also may include convertible securities (up to 10% of the underlying fund's assets), preferred stocks (up to 10% of the underlying fund's assets), and ADRs, including those purchased in IPOs. The underlying fund also may invest in fixed-income securities and money market instruments.

Although not a principal investment strategy, the underlying fund may, but is not required to, use exchange-traded derivatives as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The derivative instruments in which the underlying fund may invest include principally options and futures (including those relating to stocks, indexes, foreign currencies and interest rates). The underlying fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Appreciation Strategy

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The underlying fund also may invest in companies which the underlying fund's portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs, which are considered common stock for purposes of the underlying fund's policy with respect to the investment of 80% of its assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interest in securities of non-U.S. issuers that are publicly-traded on overseas markets. ADRs are traded in the United States on national securities exchange and in the over-the-counter market, and may be converted into the underlying foreign securities. The underlying fund may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

The underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the underlying fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

The underlying fund typically sells a stock when the portfolio managers believe there is a significant adverse change in a company's business fundamentals that may lead to a sustained impairment in earnings power.

Large Cap Dividend Strategy

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio managers responsible for the Large Cap Dividend Strategy choose securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio managers may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. The investment process for the Large Cap Dividend Strategy is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Large Cap Dividend Strategy's portfolio allocations, however, may differ from those of the Dow Jones Index. The fund invests its assets allocated to the Large Cap Dividend Strategy in common stocks, but such investments also may include convertible securities (up to 25% of the fund's assets allocated to this strategy), preferred stocks (up to 25% of the fund's assets allocated to this strategy), REITs (up to 25% of the fund's assets allocated to this strategy) and ADRs (up to 25% of the fund's assets allocated to this strategy), including those purchased in IPOs. The fund's assets allocated to the Large Cap Dividend Strategy also may be invested in fixed-income securities and money market instruments.

In selecting securities, the portfolio managers responsible for the Large Cap Dividend Strategy screen the universe of large cap companies focusing on those with above average dividend yield. The portfolio managers assess the outlook for earnings and dividend growth among these companies. Next, based on fundamental analysis, the portfolio managers select the most attractive securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the portfolio managers responsible for the Large Cap Dividend Strategy manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Large Cap Dividend Strategy may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio managers responsible for the Large Cap Dividend Strategy typically sell a security when the company's potential dividend yield declines, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

BNY Mellon Income Stock Fund

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The fund's portfolio allocations, however, may differ from those of the Dow Jones Index.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund typically sells a security when the company's potential dividend yield declines, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

The fund invests primarily in common stocks. Although not a principal investment strategy, the fund's stock investments also may include convertible securities (up to 10% of the fund's assets), preferred stocks (up to 10% of the fund's assets), and ADRs, including those purchased in IPOs. The fund also may invest in fixed-income securities and money market instruments.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options and futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

BNY Mellon Mid Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, ADRs and warrants, including those purchased in IPOs or shortly thereafter. The fund also may invest in publicly-traded REITs and ETFs and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	17%	0% to 30%
Mid Cap Growth Strategy	17%	0% to 30%
Boston Partners Mid Cap Value Strategy	18%	0% to 30%
Geneva Mid Cap Growth Strategy	18%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by the fund's investment adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the fund's investment adviser using a proprietary investment process of BNY Mellon Asset Management North America Corporation, an affiliate of the fund's investment adviser, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-investment advisers, namely, Boston Partners Global Investors, Inc. (Boston Partners), and Geneva Capital Management LLC (GCM), respectively.

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or a sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts.

Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

The Russell Midcap® Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market. As of November 30, 2018, the market capitalizations of the largest and smallest companies included in the Russell Midcap® Index were approximately $37.5 billion and $615 million, respectively, and the weighted average and median market capitalizations of the Russell Midcap® Index were approximately $14.9 billion and $7.9 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell Midcap® Index.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Mid Cap Tax-Sensitive Core Strategy

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap® Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap® Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap® Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies. The Mid Cap Tax-Sensitive Core Strategy is not characterized by low portfolio turnover.

The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy assesses both portfolio risk and tax considerations, analyzing the realized and unrealized gains and losses of this portion of the fund's portfolio, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

Opportunistic Mid Cap Value Strategy

The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company. For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell Midcap® Value Index, the benchmark for the portfolio managers responsible for the Opportunistic Mid Cap Value Strategy. The Russell Midcap® Value Index includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The portfolio managers responsible for the Opportunistic Mid Cap Value Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Mid Cap Growth Strategy

The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the Mid Cap

Growth Strategy's investment criteria. The portfolio managers monitor the securities in the portion of the fund's assets allocated to the Mid Cap Growth Strategy, and will consider selling a security if the issuer's business momentum deteriorates or valuation becomes excessive. The portfolio managers responsible for the Mid Cap Growth Strategy also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere or if the fund's industry or sector weightings change.

The portion of the fund's assets allocated to the Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The benchmark for the portfolio managers responsible for the Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Boston Partners Mid Cap Value Strategy

Boston Partners is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is not affiliated with the fund's investment adviser. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs. Boston Partners examines various factors in determining the value characteristics of issuers, including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Boston Partners also looks for an identifiable catalyst for positive change that has not been priced into the issuer's stock. Boston Partners then studies trends in industries and companies, earnings power and growth and other investment criteria. Boston Partners will sell a security when Boston Partners determines it has appreciated to the price target, the issuer has weakening business fundamentals or there is a reversal of the catalyst.

The benchmark for the portfolio managers responsible for the Boston Partners Mid Cap Value Strategy is the Russell Midcap® Value Index, which includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Geneva Mid Cap Growth Strategy

GCM is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. GCM is not affiliated with the fund's investment adviser. GCM seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, GCM emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. GCM also seeks to screen out high risk ideas, such as turnaround stories, IPOs and companies that are highly leveraged, or do not have earnings. GCM's objective is to find companies that perform well over long periods of time. Portfolio managers occasionally trim positions to take profits and maintain diversification or if the stock becomes extremely overvalued. GCM generally will sell a stock if it perceives a major change in the long-term outlook for the company or its industry.

The benchmark for the portfolio managers responsible for the Geneva Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

BNY Mellon Small Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, ADRs and warrants, including those purchased in IPOs or shortly thereafter. The fund also may invest in publicly-traded REITs and ETFs and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts.

Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

The Russell 2000® Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. As of November 30, 2018, the market capitalization of the largest company in the Russell 2000® Index was approximately $6.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $2.3 billion and $814 million, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000® Index.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Opportunistic Small Cap Strategy

The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the investable universe of the portion of the fund's assets allocated to the Opportunistic Small Cap Strategy. The portfolio managers responsible for the Opportunistic Small Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint. The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell 2000® Index, the benchmark for the portfolio managers responsible for the Opportunistic Small Cap Strategy.

The portfolio managers responsible for the Opportunistic Small Cap Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Small Cap Value Strategy

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2000® Value Index, which includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the portfolio managers responsible for the Small Cap Value Strategy.

The portfolio managers responsible for the Small Cap Value Strategy typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The portfolio managers also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small Cap Growth Strategy

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portfolio managers use fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The portfolio managers invest in a company when their research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2000® Growth Index, which includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the portfolio managers responsible for the Small Cap Growth Strategy.

The portfolio managers responsible for the Small Cap Growth Strategy monitor the securities in this portion of the fund's portfolio, and will consider selling a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon Focused Equity Opportunities Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the MSCI Emerging Markets Index, or any other country that the fund's portfolio manager believes has an emerging economy or market.

The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The investment adviser seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the investment adviser believes have the most attractive growth outlook.

Next, the investment adviser uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The investment adviser conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the investment adviser believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The fund's portfolio managers then select the 25-30 best opportunities from the companies identified in the prior step.

The portfolio managers monitor sector and security weightings and regularly evaluate the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio managers adjust exposure limits as necessary. The fund typically sells a security when the portfolio managers believe that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

The investment adviser does not use benchmark indices as a tool for active portfolio management of the fund. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks chosen to reflect the industries of the U.S. economy.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options and futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

The fund is non-diversified.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index. This corresponds to companies with market capitalizations as of November 30, 2018 of between approximately $13.5 million and $37.5 billion. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap and mid cap companies. The fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, ADRs and warrants, including those purchased in IPOs or shortly thereafter. The fund also may invest in publicly-traded REITs and ETFs and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small/Mid Cap Strategy	40%	0% to 50%
Small/Mid Cap Value Strategy	30%	0% to 40%
Small/Mid Cap Growth Strategy	30%	0% to 40%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

As of November 30, 2018, the weighted average market capitalizations of the Russell 2000® Index and Russell Midcap® Index were approximately $2.3 billion and $14.9billion, respectively, and the median market capitalizations of the Russell 2000® Index and the Russell Midcap® Index were approximately $814 million and $7.9 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000® Index and the Russell Midcap® Index.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Opportunistic Small/Mid Cap Strategy

The portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy normally is invested primarily in equity securities of small cap and mid cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the investable universe of the portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy. The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint. The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell 2500TM Index, the benchmark for the portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy.

The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Small/Mid Cap Value Strategy

The portion of the fund's assets allocated to the Small/Mid Cap Value Strategy normally is invested primarily in equity securities of small cap and mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The portfolio managers responsible for the Small/Mid Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2500™ Value Index, which includes those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the portfolio managers responsible for the Small/Mid Cap Value Strategy.

The portfolio managers responsible for the Small/Mid Cap Value Strategy typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The portfolio managers also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small/Mid Cap Growth Strategy

The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy normally is invested primarily in equity securities of small cap and mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap and mid cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small/Mid Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portfolio managers use fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The portfolio managers invest in a company when their research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small/Mid Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2500™ Growth Index, which includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the portfolio managers responsible for the Small/Mid Cap Growth Strategy.

The portfolio managers responsible for the Small/Mid Cap Growth Strategy monitor the securities in this portion of the fund's portfolio, and will consider selling a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon International Fund

The fund seeks long-term capital growth. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter. The fund may invest in companies of any size. To a limited extent, the fund may invest in debt securities of foreign issuers and foreign governments.

Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI Europe, Australasia and Far East (EAFE) Index, but deviations from the MSCI EAFE Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index

The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The portfolio managers typically sell a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may invest in ADRs, which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

BNY Mellon Emerging Markets Fund

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. Emerging market countries generally include all countries represented by the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI Emerging Markets Index, but deviations from the MSCI Emerging Markets Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI Emerging Markets Index as a guide, but allocations may differ from those of the MSCI Emerging Markets Index

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The portfolio managers typically sell a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may invest in ADRs, which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

BNY Mellon International Appreciation Fund

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund invests primarily in equity securities of non-U.S. issuers. Equity securities include Depositary Receipts (DRs), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments. The fund generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, ADRs. DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. DRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the fund's investment adviser, by brokers executing the purchases or sales.

In selecting securities, the investment adviser screens the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights, and sector weights within each country. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund will generally not invest in securities from developing countries because they are not included in the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The fund typically sells a security when the security no longer ranks favorably within its sector or country using the fund's quantitative computer modeling techniques, the portfolio managers believe that the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

BNY Mellon International Equity Income Fund

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, depositary receipts and REITs. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI All Country World Ex-U.S.A. Index (MSCI ACWI Ex-USA), the fund's benchmark index. The fund typically invests in countries represented in the MSCI ACWI Ex-USA. The fund generally invests in the stocks of companies in each country with a 10% or greater weighting in the MSCI ACWI Ex-USA, but is not required to invest in the stocks of companies in those countries with lower index weights. The MSCI ACWI Ex-USA is an unmanaged, free float-adjusted market capitalization weighted index that measures the equity market performance of developed and emerging market countries, excluding the United States.

The fund's portfolio managers typically sell a stock when it becomes less attractive based on the stock's dividend yield and/or earnings quality. The portfolio managers also may reduce the weighting of a stock held by the fund if it or the country in which the issuer is located becomes overweighted as determined by the portfolio managers.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or, for hedging purposes only, through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, the fund's portfolio managers may seek to manage currency risk by hedging a portion of the fund's currency exposure to the U.S. dollar. The fund also may invest in ETFs.

BNY Mellon Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. Government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

BNY Mellon Intermediate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities (up to 25% of total assets)

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The investment adviser actively manages bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a bond that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

BNY Mellon Corporate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund's assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper and other money market instruments. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities. The fund's investments in foreign securities generally will be denominated in U.S. dollars.

Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund's portfolio managers analyze fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or, for hedging purposes only, through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price. Forward commitments typically involve new issues of U.S. Treasury and other government securities, which are often offered on a forward commitment or when-issued basis.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

BNY Mellon Short-Term U.S. Government Securities Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also may invest in collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio managers first examine U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio managers then seek to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. The fund may engage in frequent trading.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indexes and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

BNY Mellon National Intermediate Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities..

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds. During such periods, the fund may not achieve its investment objective.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures, options on futures (including those relating to securities, indexes and interest rates), swap agreements and inverse floaters. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon National Short-Term Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds. During such periods, the fund may not achieve its investment objective.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures, options on futures (including those relating to securities, indexes and interest rates), swap agreements and inverse floaters. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Pennsylvania state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds, including when the portfolio managers believe acceptable Pennsylvania municipal bonds are not available for investment. During such periods, the fund may not achieve its investment objective. In addition, a portion of the fund's assets may be invested in municipal bonds that do not pay income that is exempt from Pennsylvania state income taxes.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures, options on futures (including those relating to securities, indexes and interest rates), swap agreements and inverse floaters. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the

Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds, including when the portfolio managers believe acceptable Massachusetts municipal bonds are not available for investment. During such periods, the fund may not achieve its investment objective. In addition, a portion of the fund's assets may be invested in municipal bonds that do not pay income that is exempt from Massachusetts state income taxes.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures, options on futures (including those relating to securities, indexes and interest rates), swap agreements and inverse floaters. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the income from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city income taxes. The fund may not achieve its investment objective when investing in taxable bonds.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indexes and interest rates), swap agreements and inverse floaters). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floaters usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Municipal Opportunities Fund

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations. The fund may not achieve its investment objective when investing in taxable bonds.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the investment adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund normally invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income tax, the fund may invest up to 50% of its assets in municipal bonds, the income from which is subject to the federal alternative minimum tax.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), swap agreements and inverse floaters. Swap agreements, such as credit default swaps, can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that require periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligations (i.e., the fund's daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only the fund's net obligations under the instrument, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate liquid assets equal to the full notional value of such instruments. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Asset Allocation Fund

The fund seeks long-term growth of principal in conjunction with current income. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and ETFs (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund's investment adviser allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund's investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more)

and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the investment adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and the investment adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by the investment adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund Dreyfus Research Growth Fund, Inc. Dreyfus Strategic Value Fund	24%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund Dreyfus International Small Cap Fund	12%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	5%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Dreyfus Inflation Adjusted Securities Fund	27%	20% to 55%
High Yield Bonds Dreyfus High Yield Fund Dreyfus Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies Dynamic Total Return Fund (Dreyfus) Unaffiliated Investment Companies	17%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

Although not a principal investment strategy of the fund, the fund, and certain of the underlying funds in which the fund may invest, may, but are not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk or as part of a hedging strategy. The derivative instruments in which the fund, and certain of the underlying funds, may invest include principally options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund or the underlying fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund or the underlying fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Description of the Asset Classes

The following describes the asset classes in which the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, which in turn may invest directly in securities as described below.

Large Cap Equities

The portion of the fund's assets allocated to the large cap equities asset class normally is invested directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more at the time of purchase), or in underlying funds that generally focus on stocks of large-capitalization companies. Generally, these are established companies that are considered “known quantities.” Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

The portion of the fund's assets that is invested directly in large cap equity securities is invested principally in common stocks, but its direct stock investments also may include preferred stocks and convertible securities, including those purchased in IPOs.

In selecting large cap equity securities in which the fund invests directly, the portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The fund also may invest directly in foreign stocks.

The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows. Measures of ES help stock selection strategy by tilting the selection away from stocks with poor ES and tilting it towards stocks with strong ES; and

• a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities construct that portion of the fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the portfolio managers overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive. This approach differs from conventional portfolio management in that, generally, the portfolio managers will strictly adhere to underlying models in selecting portfolio securities for the portion of the fund's assets that is invested directly in large cap equity securities. In unusual circumstances, these portfolio managers may deviate from the models used to select the direct large cap equity holdings for the fund.

The portion of the fund's assets that is invested directly in large cap equity securities typically will hold between 100 and 175 securities selected using these models. The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities will periodically rebalance that portion of the fund's portfolio, which will result in changes in fund holdings. These portfolio managers may enhance the models from time to time, depending on their ongoing research efforts.

The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities monitor the direct large cap equity holdings in the fund's portfolio, and consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive. These portfolio managers also may sell a large cap security directly held by the fund if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals. In addition, these portfolio managers may sell a large cap security directly held by the fund if better investment opportunities emerge elsewhere. These sell decisions generally are based on the portfolio managers' adherence to the underlying models.

The portion of the fund's assets that is invested directly in large cap equity securities generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the S&P 500.

The underlying funds in which the portion of the fund's assets allocated to the large cap equities asset class may be invested currently include BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Income Stock Fund, Dreyfus Appreciation Fund, Inc., Dreyfus U.S. Equity Fund, Dreyfus Research Growth Fund, Inc. and Dreyfus Strategic Value Fund.

BNY Mellon Focused Equity Opportunities Fund normally invests in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. This underlying fund's portfolio managers monitor sector and security weightings and regularly evaluate the risk-adjusted returns to manage the risk profile of this underlying fund's assets. This underlying fund may invest in the stocks of companies of any size, although it focuses on large cap companies. This underlying fund invests primarily in equity securities of U.S. issuers.

BNY Mellon Income Stock Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. This underlying fund's portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. This underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. This underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. This underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. This underlying fund's portfolio allocations, however, may differ from those of the Dow Jones Index.

Dreyfus Appreciation Fund, Inc. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, this underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, this underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs. This underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.

Dreyfus U.S. Equity Fund invests primarily in equity securities of companies located in the United States of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

Dreyfus Research Growth Fund, Inc. invests in stocks selected by a team of core research analysts, with each analyst responsible for this underlying fund’s investments in his or her area of expertise. As the portfolio managers for this underlying fund, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. This underlying fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine this underlying fund’s allocations among market sectors. This underlying fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark, the Russell 1000® Growth Index.

Dreyfus Strategic Value Fund invests in stocks through a process in which this underlying fund’s portfolio managers identify potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Small Cap and Mid Cap Equities

The portion of the fund's assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies. Small cap companies generally are new and often entrepreneurial companies. Small cap companies can, if successful, grow faster than large cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often. Mid cap companies generally are established companies that may not be well known. Mid cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

The underlying funds in which the portion of the fund's assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, Dreyfus Select Managers Small Cap Value Fund, and Dreyfus Select Managers Small Cap Growth Fund.

BNY Mellon Mid Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations that fall within the market capitalization range of companies in the Russell Midcap® Index. As of November 30, 2018, the market capitalizations of the largest and smallest companies included in the Russell Midcap® Index were approximately $37.5 billion and $615 million, respectively, and the weighted average and median market capitalizations of the Russell Midcap® Index were approximately $14.9 billion and $7.9 billion, respectively. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser and sub-investment advisers that invest primarily in equity securities issued by mid cap companies. This underlying fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.

BNY Mellon Small/Mid Cap Multi-Strategy Fund normally invests in equity securities of small cap and mid cap companies. This underlying fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index. This corresponds to companies with market capitalizations as of November 30, 2018 of between approximately $13.5 million and $37.5 billion. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser that invest primarily in equity securities issued by small cap and mid cap companies. This underlying fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles.

BNY Mellon Small Cap Multi-Strategy Fund normally invests in equity securities of small cap companies. This underlying fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2018, the market capitalization of the largest company in the Russell 2000® Index was approximately $6.5billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $2.3 billion and $814 million, respectively. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser that invest primarily in equity securities issued by small cap companies. This underlying fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles.

Dreyfus Select Managers Small Cap Value Fund normally invests in stocks of small cap companies. This underlying fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index. As of November 30, 2018, the market capitalizations of the largest and smallest companies included in the Russell 2000 Value Index were approximately $5.3 billion and $49 million, respectively, and the weighted average and median market capitalizations of the Russell 2000® Value Index were approximately $2.1 billion and $722 million, respectively. This underlying fund's portfolio is constructed so as to have a value tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-investment advisers to manage its assets. This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among six unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Dreyfus Select Managers Small Cap Growth Fund normally invests in stocks of companies with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. As of November 30, 2018, the market capitalizations of the largest and smallest companies included in the Russell 2000® Growth Index were approximately $6.5 billion and $13 million, respectively, and the weighted average and median market capitalizations of the Russell 2000® Growth Index were approximately $2.5 billion and $907 million, respectively. This underlying fund's portfolio is constructed so as to have a growth tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-investment advisers to manage its assets. This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among seven unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Developed International and Global Equities

The portion of the fund's assets allocated to the developed international and global equities asset class normally is invested in underlying funds that generally invest in equity securities of companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, Western Europe and, to a limited extent for global underlying funds, the United States.

The underlying funds in which the portion of the fund's assets allocated to the developed international and global equities asset class may be invested currently include BNY Mellon International Fund, Dreyfus/Newton International Equity Fund, Global Stock Fund (Dreyfus), International Stock Fund (Dreyfus) and Dreyfus Global Real Estate Securities Fund.

BNY Mellon International Fund invests primarily in equity securities of foreign issuers. Though not specifically limited, this underlying fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Dreyfus/Newton International Equity Fund invests primarily in equity securities of foreign companies and depositary receipts evidencing ownership of such securities. At least 75% of this underlying fund's net assets is invested in countries represented in the MSCI EAFE Index. This underlying fund may invest up to 25% of its assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries. The core of the investment philosophy of this underlying fund's portfolio managers is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. This underlying fund's portfolio managers believe that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that the portfolio managers believe will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. The portfolio managers for this underlying fund then identify specific companies using these investment themes to help focus on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

Global Stock Fund (Dreyfus) focuses on companies located in the developed markets, such as the United States, Canada, Japan, Australia, Hong Kong, and Western Europe. This underlying fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

International Stock Fund (Dreyfus) focuses on foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, and Western Europe. This underlying fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

Dreyfus Global Real Estate Securities Fund normally invests in publicly-traded equity securities of companies principally engaged in the real estate sector. This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal market conditions, this underlying fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States).

Dreyfus International Small Cap Fund invests in common stocks and other equity securities of small cap foreign companies. This underlying fund considers foreign companies to be those companies organized or with their principal place of business, or majority of assets or business, in countries represented in the S&P® Developed Ex-U.S. Small Cap Index, the underlying fund's benchmark. This underlying fund considers small cap companies to be those companies with total market capitalizations that fall within the range of the capitalizations of the companies that comprise the S&P Developed Ex-U.S. Small Cap Index. As of November 30, 2018, the market capitalizations of the largest and smallest companies included in the S&P Developed Ex-U.S. Small Cap Index were approximately $13.4 billion and $48 million, respectively, and the mean and median total market capitalizations of the Index were approximately $1.0 billion and $587million, respectively. This underlying fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. This underlying fund's portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers seek to allocate country weights generally in accordance with the S&P Developed Ex-U.S. Small Cap Index and use the sector weightings of the Index as a guide, but the fund's country and sector weightings may vary from those of the Index. This underlying fund's stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed Ex-U.S. Small Cap Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Emerging Markets Equities

The portion of the fund's assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the MSCI Emerging Markets Index, or any other country that the underlying fund's portfolio managers believe has an emerging economy or market.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets equities asset class may be invested currently is BNY Mellon Emerging Markets Fund.

BNY Mellon Emerging Markets Fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. This underlying fund may invest in companies of any size. Normally, this underlying fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Investment Grade Bonds

The portion of the fund's assets allocated to the investment grade bonds asset class normally is invested directly in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality by the investment adviser, or in underlying funds that invest in such securities. The fixed-income investments in which the fund and these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, and inflation-indexed securities of varying duration or remaining maturity. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Generally, the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's fixed-income portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's investment adviser uses a disciplined process to select investment grade fixed-income securities and manage risk. The investment adviser chooses fixed-income securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Fixed-income securities selected must fit within the investment adviser's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells an individual fixed-income security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The underlying funds in which the portion of the fund's assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and Dreyfus Inflation Adjusted Securities Fund.

BNY Mellon Short-Term U.S. Government Securities Fund normally invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. This underlying fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which this underlying fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Typically in choosing securities, this underlying fund's portfolio managers first examine U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio managers then seek to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. Generally, this underlying fund's average effective portfolio maturity and average effective portfolio duration will be less than three years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Intermediate Bond Fund actively manages bond market and maturity exposure. This underlying fund's investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration. Generally, this underlying fund's average effective portfolio maturity will be between 3 and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Corporate Bond Fund normally invests in U.S. dollar-denominated corporate bonds issued by U.S. and foreign corporations. This underlying fund's investment adviser uses a disciplined process to select bonds and manage risk, actively managing the underlying fund's bond market and maturity exposure and credit profile. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. This underlying fund's investment adviser will use other techniques in an attempt to manage market risk and duration. This underlying fund normally invests at least 80% of its assets in bonds rated investment grade or the unrated equivalent at the time of purchase, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of this underlying fund's portfolio will not exceed eight years. This underlying fund may invest in individual bonds of any maturity or duration.

Dreyfus Inflation Adjusted Securities Fund normally invests in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon. This underlying fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, this underlying fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. This underlying fund seeks to keep its average effective portfolio duration at two to ten years. This underlying fund may invest in individual fixed-income securities of any maturity or duration.

High Yield Bonds

The portion of the fund's assets allocated to the high yield bond asset class normally is invested in underlying funds that generally invest in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent at the time of purchase, and may hold fixed-income securities of varying duration or remaining maturity. Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The underlying funds in which the portion of the fund's assets allocated to the high yield bonds asset class may be invested currently include Dreyfus High Yield Fund and Dreyfus Floating Rate Income Fund.

Dreyfus High Yield Fund normally invests in various types of high yield fixed-income securities ("junk bonds"), such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers. In choosing securities, this underlying fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. This underlying fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. This underlying fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of this underlying fund's portfolio or on the maturities or durations of the individual fixed-income securities the underlying fund may purchase.

Dreyfus Floating Rate Income Fund normally invests in floating rate loans and other floating rate securities. Floating rate loans and other floating rate securities effectively should enable this underlying fund to achieve a floating rate of income. This underlying fund, which is non-diversified, normally will focus on senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event of bankruptcy. This underlying fund currently intends to invest principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development. This underlying fund may invest in floating rate loans and other securities of any credit quality, maturity and duration. The floating rate loans and other floating rate securities in which this underlying fund invests typically will be rated, at the time of investment, below investment grade or the unrated equivalent (commonly referred to as "junk" or "high yield" instruments). The sub-adviser for this underlying fund buys and sells securities through a value-oriented, bottom up research process that incorporates a macroeconomic overlay to analyze investment opportunities. The sub-adviser uses fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while seeking to mitigate credit risk. The sub-adviser's fundamental analysis is complemented by its macroeconomic outlook as it relates to observed default trends, performance drivers and capital market liquidity.

Emerging Markets Debt

The portion of the fund's assets allocated to the emerging markets debt asset class normally is invested in an underlying fund that generally invests in debt securities of emerging market companies or governments.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets debt asset class may be invested currently is an unaffiliated investment company that normally invests in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. This underlying fund generally will invest in at least four emerging market countries. This underlying fund may invest in securities rated below investment grade or the unrated equivalent, and may invest in defaulted corporate securities where its portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, this underlying fund may invest in defaulted sovereign investments where its portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. In allocating investments among various emerging market countries, the portfolio managers for this underlying fund attempt to analyze internal political, market and economic factors.

Diversifying Strategies

The portion of the fund's assets allocated to the diversifying strategies asset class normally is invested in underlying funds that provide exposure to alternative or non-traditional asset categories or investment strategies. These underlying funds generally maintain a low or negative correlation over time with the returns of major equity indices.

The underlying funds in which the portion of the fund's assets allocated to the diversifying strategies asset class may be invested currently include Dynamic Total Return Fund (Dreyfus) and four unaffiliated investment companies.

Dynamic Total Return Fund (Dreyfus) invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. This underlying fund, which is non-diversified, may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. This underlying fund ordinarily invests in at least five countries, and may invest up to 30% of its net assets in emerging market issuers. This underlying fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or ETFs, and normally will use economic leverage as part of its investment strategy. This underlying fund also may invest directly in equity securities, fixed-income securities and money market instruments. This underlying fund's portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. This underlying fund may use to a significant degree derivative instruments as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. This underlying fund also may gain investment exposure to global commodity markets through a wholly-owned and controlled Cayman Islands subsidiary.

One of these unaffiliated underlying funds intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity or equity markets. The strategies of this underlying fund may be quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies of the underlying fund may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector or market. The underlying fund also will take long and short positions in a particular asset class, sector or market that the underlying fund's investment advisor expects to rise or fall in value, respectively. This underlying fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds; other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency and financial-linked instruments, such as swap agreements and structured notes; exchange-traded notes and common stock. The underlying fund may purchase and sell options and futures contracts. This underlying fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which has the same investment objective as the underlying fund, but which may invest to a greater extent than the underlying fund in commodity-linked derivative instruments.

Another unaffiliated underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, this underlying fund typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide this underlying fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds, without investing in hedge funds. This underlying fund seeks to generate absolute returns over time, rather than track the performance of any particular index of hedge fund returns, using quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. This underlying fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks to generate positive absolute returns over time. This underlying fund typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths, and may have both short and long exposures within an asset class. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Another unaffiliated underlying fund invests in a universe of allowable commodity-linked derivative instruments and fixed-income investment opportunities. This underlying fund, which is non-diversified, gains exposure to commodities markets by investing in commodity-linked derivative instruments, such as structured notes and swap agreements. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments. This underlying fund invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. This underlying fund maintains an average portfolio duration of three years or less and its fixed-income securities primarily will mature within five years from the date of settlement. This underlying fund's investments may include foreign securities denominated in foreign currencies.

Money Market Instruments

The portion of the fund's assets allocated to the money market instruments asset class normally is invested directly in high quality, short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; and municipal securities. The fund will only buy individual securities with remaining maturities of 13 months or less, or that have features with the effect of reducing their maturities to 13 months or less at the time of purchase.

BNY Mellon Government Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund has been designated as a "government money market fund" as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The repurchase agreements that the fund invests in may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund may not achieve its investment objective when investing in taxable securities. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is limited to investing in high quality securities that the investment adviser has determined present minimal credit risks.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks – Non-Money Market Funds

Investments in the funds are not bank deposits. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the funds fluctuate, sometimes dramatically, which means you could lose money.

The funds also are subject to the principal risks and additional risks listed in the tables below. For a description of the risks listed in the tables, please see "Glossary – Investment Risks – Non-Money Market Funds" beginning on page 165. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

Principal Risks

	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	Focused Equity Opportunities Fund	Small/Mid Cap Multi-Strategy Fund
ADR risk		✓	✓
Conflicts of interest risk		✓	✓
Convertible securities risk				✓
Emerging markets risk					✓	✓	✓	✓

ETF and other investment company risk		✓	✓

Foreign investment risk					✓	✓	✓	✓
Growth and value stock risk	✓	✓	✓	✓	✓	✓	✓	✓
Large cap stock risk	✓	✓	✓	✓			✓
Liquidity risk					✓	✓		✓

Management risk	✓			✓			✓

Market sector risk	✓			✓	✓	✓		✓
Midsize company risk					✓
Non-diversification risk							✓
Preferred stock risk				✓
Risks of stock investing	✓	✓	✓	✓	✓	✓	✓	✓
Short-term trading risk					✓	✓		✓
Small and midsize company risk						✓		✓
Strategy allocation risk		✓	✓		✓	✓		✓

Principal Risks (cont'd)

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Short-Term U.S. Government Securities Fund
Credit risk					✓	✓	✓	✓
Depositary receipts risk			✓
Emerging markets risk		✓		✓
Fixed-income market risk					✓	✓	✓	✓
Foreign currency risk	✓	✓		✓
Foreign investment risk	✓	✓	✓	✓
Government securities risk					✓	✓	✓	✓
Growth and value stock risk	✓	✓
Interest rate risk					✓	✓	✓	✓
Issuer risk					✓	✓	✓
Large cap stock risk	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-related securities risk					✓			✓
Municipal securities risk					✓	✓
Prepayment risk					✓	✓	✓	✓
Repurchase agreement counterparty risk								✓
Risks of stock investing	✓	✓	✓	✓
Small and midsize company risk	✓	✓		✓
Short-term trading risk								✓

Principal Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
Conflicts of interest risk							✓
Correlation risk							✓
Credit risk	✓	✓	✓	✓	✓	✓	✓
Derivatives risk						✓
Emerging markets risk							✓
ETF and other investment company risk							✓
Fixed-income market risk							✓
Foreign currency risk							✓
Foreign investment risk						✓	✓
Government securities risk							✓
Growth and value stock risk							✓
High yield securities risk						✓	✓
Interest rate risk	✓	✓	✓	✓	✓	✓	✓
Inverse floating rate securities risk						✓
Issuer risk							✓
Large Cap Stock Risk							✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓
Market sector risk							✓
Municipal securities risk	✓	✓	✓	✓	✓	✓
Non-diversification risk	✓	✓	✓	✓	✓	✓
Prepayment risk	✓	✓	✓	✓	✓	✓	✓
Risks of stock investing							✓
Small and midsize company risk							✓
State-specific risk			✓	✓	✓
Strategy allocation risk							✓

In addition to the principal risks identified above, each fund may be subject to the following additional risks that are not anticipated to be principal risks of investing in the fund.
Additional Risks

	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	Focused Equity Opportunities Fund	Small/Mid Cap Multi-Strategy Fund
ADR Risk	✓			✓	✓	✓	✓	✓
Convertible securities risk	✓	✓	✓		✓	✓		✓

Credit risk		✓	✓	✓

Derivatives risk	✓	✓	✓	✓	✓	✓	✓	✓
Emerging markets risk		✓	✓
ETF and other investment company risk		✓	✓		✓	✓		✓
Foreign currency risk	✓	✓	✓		✓	✓	✓	✓
Foreign investment risk	✓	✓	✓

Interest rate risk		✓	✓	✓

IPO risk	✓	✓	✓	✓	✓	✓	✓	✓
Leverage risk	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity risk	✓	✓	✓	✓			✓
Market sector risk		✓	✓				✓
Order delay risk		✓	✓
Preferred stock risk	✓	✓	✓		✓	✓		✓
Real estate sector risk		✓	✓
REIT risk		✓	✓		✓	✓	✓	✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓	✓
Short sale risk		✓	✓				✓	✓
Short-term trading risk	✓	✓	✓	✓			✓
Small and midsize company risk	✓	✓	✓	✓			✓

Temporary investment risk	✓	✓	✓	✓	✓	✓	✓	✓

Additional Risks (cont'd)

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Short-Term U.S. Government Securities Fund
ADR risk	✓	✓		✓
Asset-backed securities risk					✓	✓	✓
Country and sector allocation risk	✓	✓		✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓	✓
ETF and other investment company risk	✓	✓		✓
Foreign currency risk			✓		✓	✓	✓
Foreign investment risk					✓	✓	✓
Growth and value stock risk			✓	✓
IPO risk	✓	✓
Leverage risk	✓	✓	✓	✓	✓	✓	✓	✓
Market sector risk			✓	✓	✓	✓	✓
Mortgage-related securities risk						✓	✓
Municipal securities risk							✓	✓
Pooled investment vehicle risk			✓
REIT risk				✓

Securities lending risk		✓			✓	✓	✓	✓

Small and midsize company risk			✓
Short-term trading risk	✓	✓	✓	✓	✓	✓	✓	✓

Temporary investment risk	✓	✓	✓	✓	✓	✓	✓	✓

Additional Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
ADR Risk							✓
Alternative asset categories and investment strategies risk							✓
Commodity sector risk							✓
Convertible securities risk							✓
Derivatives risk	✓	✓	✓	✓	✓		✓
Floating rate loan risk							✓
Foreign currency risk						✓
Foreign government obligations and securities of supranational entities risk							✓
Inflation-indexed securities risk							✓
Inverse floating rate securities risk	✓	✓	✓	✓	✓
IPO risk							✓
Issuer concentration risk							✓
Leverage risk	✓	✓	✓	✓	✓	✓	✓
Loan valuation risk							✓
Management conflicts risk							✓

Mortgage-related securities risk							✓
Municipal securities risk							✓

Municipal securities sector risk	✓	✓	✓	✓	✓	✓

Participation interests and assignments risk							✓
Preferred stock risk							✓
Real estate sector risk							✓
REIT risk							✓

Additional Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
Repurchase agreement counterparty risk							✓
RIC tax risk							✓

Securities lending risk							✓

Short-term trading risk							✓
Subordinated securities risk							✓
Subsidiary risk							✓
Tax risk	✓	✓	✓	✓	✓	✓

Temporary investment risk	✓	✓	✓	✓	✓	✓	✓

Glossary – Investment Risks – Non-Money Market Funds

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Alternative asset categories and investment strategies risk. Because certain underlying funds seek to provide exposure to alternative or non-traditional asset categories or investment strategies, the performance of these underlying funds will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the fund's assets allocated to such asset class.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Country and sector allocation risk. While the portfolio managers use the country and sector weightings of the fund's benchmark index as a guide in structuring the fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the fund’s performance to be more or less sensitive to developments affecting those countries or sectors.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Depositary receipts risk. DRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert DRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related DR. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to the holders of the DRs with respect to the underlying securities or to distribute shareholder communications received from the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Floating rate loan risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund's ability to pay redemption proceeds within the allowable time periods stated in this prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. These laws may be less developed and more cumbersome with respect to the fund's non-U.S. investments. Uncollateralized senior loans involve a greater risk of loss. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund, such as invalidation of loans. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Issuer concentration risk. Because the availability of local currency emerging market securities, including from sovereign issuers, may be more limited than other asset classes, the fund may have increased issuer concentration and, in order to comply with Internal Revenue Service diversification requirements for registered investment companies, may experience higher portfolio turnover. Higher portfolio turnover may cause the realization of gains and losses, which may impact the taxable income available for distribution to shareholders as ordinary income.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, investing in inverse floaters and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which certain funds may invest and certain loans may be subject to restrictions on resale. Because some floating rate loans that certain funds may invest in may have a more limited secondary market, liquidity risk is more pronounced for these funds than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Loan valuation risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes.

• Management conflicts risk. The fund's subadviser and its affiliates may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the subadviser and its affiliates in the loan obligations market may restrict the fund's ability to acquire some loan obligations or affect the timing or price of such acquisitions. The fund's subadviser and its affiliates engage in a broad spectrum of financial services and asset management activities in which their interests or the interests of their clients may conflict with those of the fund. In addition, because of the financial services and asset management activities of the subadviser and its affiliates, the subadviser may not have access to material non-public information regarding the borrower to which other lenders have access.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.

However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. If the fund needed to sell large blocks of municipal securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

• Municipal securities sector risk. The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Order delay risk. Portfolio managers responsible for the investment strategies used by the fund also manage other mutual funds or accounts and may submit purchase and sales orders for portfolio securities concurrently for the fund and such other funds or accounts. Orders on behalf of the fund of submitted to the investment adviser's trading desk; whereas, orders for the other funds or accounts may be submitted to the trading desk of an affiliate of the investment adviser or the trading desk of Walter Scott. Because the investment adviser seeks to promote tax efficiency and avoid wash sale transactions for the fund, certain orders submitted on behalf of the fund may be delayed and not aggregated (or "bunched") with those of the other funds or accounts managed by the fund's portfolio managers. In some cases, the delay may adversely affect the price paid or received by the fund for such portfolio securities or the amount of the commission paid to the broker or dealer.

• Participation interests and assignments risk. A participation interest gives the fund an undivided interest in a loan in the proportion that the fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower. If a floating rate loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the fund will be exposed to the credit risk of both the borrower and the institution selling the participation. The fund also may invest in a loan through an assignment of all or a portion of such loan from a third party. If a floating rate loan is acquired through an assignment, the fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

• Pooled investment vehicle risk. The fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• RIC tax risk. A regulated investment company (RIC) must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Certain underlying funds that are RICs intend to achieve exposure to currency markets primarily through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income. Certain underlying funds may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. Certain underlying funds also may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. The Internal Revenue Service (IRS) has issued private letter rulings to these underlying funds confirming that income from such underlying funds' investment in their respective subsidiaries will constitute "qualifying income" for purposes of the 90% income test described above. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the underlying funds' investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of an underlying fund's taxable income or any gains and distributions made by such underlying fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the fund is unable to borrow the security from another lender, the fund may have to buy the borrowed security at an unfavorable price, resulting in a loss. Thus, there is a risk that the fund may be unable to engage in short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• State-specific risk. The fund is subject to the risk that relevant state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy. Underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Subordinated securities risk. Holders of securities that are subordinated or "junior" to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Consequently, subordinated loans generally have greater price volatility than senior loans and may be less liquid. The risks associated with subordinated unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral.

• Subsidiary risk. Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary's investments in commodities. The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act. As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended. Changes in the laws of the United States and/or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund's prospectus and could negatively affect such underlying fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Investment Risks – Money Market Funds

Investments in the funds are not a bank deposit. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. You could lose money by investing in a fund. Each fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the funds, and you should not expect that the investment adviser or its affiliates will provide financial support to the funds at any time.

Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund currently is not permitted to impose liquidity fees or redemption gates, and the fund's board has no intention to impose a liquidity fee or redemption gate.

The funds also are subject to the investment risks listed in the table below. For a description of the risks listed in the table, please see "Glossary – Investment Risks – Money Market Funds" below. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

	Government Money Market Fund	National Municipal Money Market Fund
Credit risk		✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity fee and/or redemption gate risk		✓
Liquidity risk	✓	✓
Municipal securities risk		✓
Repurchase agreement counterparty risk	✓
Tax risk		✓
Glossary – Investment Risks – Money Market Funds

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

• Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may impair the fund's ability to maintain a stable net asset value. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the fund.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $249 billion in 148 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon has $34.5 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Sub-Investment Advisers

The investment adviser has engaged its affiliate, Walter Scott & Partners Limited (Walter Scott), located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the sub-investment adviser of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for the portion of the respective fund's assets allocated to the U.S. Large Cap Equity Strategy. Walter Scott is a wholly-owned subsidiary of BNY Mellon. As of November 30, 2018, Walter Scott had approximately $63.0 billion in assets under management. Walter Scott, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the respective fund's assets allocated to the U.S. Large Cap Equity Strategy.

The investment adviser has engaged Boston Partners Global Investors, Inc. (Boston Partners), to serve as the sub-investment adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation, located at World Trade Center Building, 2-4-1 Hamamatsu-cho, Minato-ku, Tokyo 105-6135 Japan. As of November 30, 2018, Boston Partners had approximately $94.3 billion in assets under management. Boston Partners, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy.

The investment adviser has engaged Geneva Capital Management LLC (GCM), to serve as the sub-investment adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. GCM, located at 100 East Wisconsin Avenue, Suite 2550, Milwaukee, Wisconsin 53202, is an indirect wholly-owned subsidiary of Janus Henderson Group plc, doing business as Janus Henderson Investors, which is headquartered at 201 Bishopsgate, London, EC2M, United Kingdom. As of November 30, 2018, GCM had approximately $5.3 billion in assets under management. GCM, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy.

BNY Mellon Mid Cap Multi-Strategy Fund is permitted to use a "multi-manager" arrangement whereby the fund's investment adviser may select one or more sub-investment advisers to manage distinct segments of the fund's portfolio without obtaining shareholder approval. The fund's investment adviser will evaluate and recommend to the Trust's board sub-investment advisers for the fund. The investment adviser will monitor and evaluate the performance of the sub-investment advisers for the fund and will advise and recommend to the Trust's board any changes to the fund's sub-investment advisers. The fund and the fund's investment adviser have received an exemptive order from the Securities and Exchange Commission (SEC), that permits the fund, subject to certain conditions and approval by the Trust's board, to hire and replace sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries (as defined in the 1940 Act) of BNY Mellon. The order also relieves the fund from disclosing the sub-investment advisory fees paid by the fund's investment adviser to sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries in documents filed with the SEC and provided to shareholders; fees payable to sub-investment advisers that are wholly-owned subsidiaries would be aggregated with fees payable to the fund's investment adviser. One of the conditions of the order is that the Trust's board, including a majority of the "non-interested" board members, must approve each new sub-investment adviser. In addition, the fund is required to provide shareholders with information about each new sub-investment adviser within 90 days of the hiring of any new sub-investment adviser.

Distributor

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class M shares). Such payments are separate from any shareholder services fees or other expenses may be paid by the funds to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates or other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, the investment adviser, Walter Scott, Boston Partners, GCM and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Portfolio Managers*

Name of Fund	Primary Portfolio Manager(s)

BNY Mellon Large Cap Stock Fund	C. Wesley Boggs, William S. Cazalet, Peter D. Goslin and Syed A. Zamil
BNY Mellon Large Cap Market Opportunities Fund

Caroline Lee Tsao (investment allocation), Donald M. Sauber and Thomas Lee (Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy) Jane Henderson, Roy Leckie, and Charlie Macquaker (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Caroline Lee Tsao (investment allocation), Donald M. Sauber and Thomas Lee (Large Cap Core Strategy, Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy), Thomas Murphy (Large Cap Tax-Sensitive Strategy), Jane Henderson, Roy Leckie, and Charlie Macquaker (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Income Stock Fund	John C. Bailer, Brian C. Ferguson and David S. Intoppa

Name of Fund	Primary Portfolio Manager(s)

BNY Mellon Mid Cap Multi-Strategy Fund

Caroline Lee Tsao (investment allocation), Thomas Murphy (Mid Cap Tax-Sensitive Strategy), David Daglio (lead portfolio manager), James Boyd and Dale Dutile (Opportunistic Mid Cap Value Strategy), John R. Porter, Todd W. Wakefield and Robert C. Zeuthen (Mid Cap Growth Strategy), Joseph F. Feeney, Jr. and Steven L. Pollack (Boston Partners Mid Cap Value Strategy) and William A. Priebe, José Muñoz and William Scott Priebe (Geneva Mid Cap Growth Strategy)

BNY Mellon Small Cap Multi-Strategy Fund

Caroline Lee Tsao (investment allocation), David Daglio (lead portfolio manager), James Boyd and Dale Dutile (Opportunistic Small Cap Strategy), Joseph M. Corrado, Stephanie K. Brandaleone and Edward R. Walter (Small Cap Value Strategy) and John R. Porter, Todd W. Wakefield and Robert C. Zeuthen (Small Cap Growth Strategy)

BNY Mellon Focused Equity Opportunities Fund	Donald M. Sauber and Thomas Lee

BNY Mellon Small/Mid Cap Multi-Strategy Fund

Caroline Lee Tsao (investment allocation), David Daglio (lead portfolio manager), James Boyd and Dale Dutile (Opportunistic Small/Mid Cap Strategy), Joseph M. Corrado, Stephanie K. Brandaleone and Edward R. Walter (Small/Mid Cap Value Strategy) and John R. Porter, Todd W. Wakefield and Robert C. Zeuthen (Small/Mid Cap Growth Strategy)

BNY Mellon International Fund	Mark A. Bogar, Andrew R. Leger and James A. Lydotes
BNY Mellon Emerging Markets Fund	George E. DeFina, Sean P. Fitzgibbon and Jay Malikowski
BNY Mellon International Appreciation Fund	Richard A. Brown, William S. Cazalet, Thomas J. Durante, Karen Q. Wong and Syed A. Zamil

BNY Mellon International Equity Income Fund	C. Wesley Boggs, William S. Cazalet, Peter D. Goslin and Syed A. Zamil

BNY Mellon Bond Fund	John F. Flahive and Timothy J. Sanville
BNY Mellon Intermediate Bond Fund	John F. Flahive and Timothy J. Sanville
BNY Mellon Corporate Bond Fund	John F. Flahive and Timothy J. Sanville
BNY Mellon Short-Term U.S. Government Securities Fund	Lawrence R. Dunn and Timothy J. Sanville
BNY Mellon National Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O'Brien
BNY Mellon National Short-Term Municipal Bond Fund	John F. Flahive
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Gregory J. Conant and Mary Collette O'Brien
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Mary Collette O'Brien and Stephen J. O'Brien
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Gregory J. Conant and John F. Flahive
BNY Mellon Municipal Opportunities Fund	John F. Flahive

BNY Mellon Asset Allocation Fund	Jeffrey Mortimer (investment allocation), C. Wesley Boggs, William S. Cazalet, Peter D. Goslin and Syed A. Zamil (equity portion) and John F. Flahive (fixed-income portion)

*Except as otherwise disclosed, each portfolio manager is jointly and primarily responsible for managing the fund's assets (or the portion of the fund's assets allocated to the strategy for which the portfolio manager is responsible).

Biographical Information

John C. Bailer, CFA, has been the primary portfolio manager of BNY Mellon Income Stock Fund since December 2011. Mr. Bailer has been employed by Dreyfus since September 2003. He is a senior managing director and senior portfolio manager of the U.S. dividend-oriented and large-cap strategies at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since November 1992.

Mark A. Bogar, CFA, has been a primary portfolio manager of BNY Mellon International Fund since January 2010. Mr. Bogar has been employed by Dreyfus since November 2008. He is a senior managing director, portfolio manager, research analyst and head of the global equity team of BNY Mellon Asset Management North America Corporation, an

affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since August 2007.

C. Wesley Boggs has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011 and of BNY Mellon Large Cap Stock Fund and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since July 2015. Mr. Boggs has been employed by Dreyfus since 2007. He is director and senior portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 1993.

James Boyd has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Opportunistic Small/Mid Cap Strategy since April 2014. Mr. Boyd has been employed by Dreyfus since December 2008. He is a managing director, equity research analyst, and portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2005.

Stephanie K. Brandaleone, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Value Strategy since April 2014. Ms. Brandaleone has been employed by Dreyfus since November 2008. Ms. Brandaleone is a director, portfolio manager and investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. She has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2003.

Richard A. Brown has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Brown has been employed by Dreyfus since April 2005. He is a managing director and co-head of equity index portfolio management at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 1995.

William S. Cazalet, CAIA, has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund since December 2014 and of BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since July 2015. Mr. Cazalet has been employed by Dreyfus since 2014. He is a managing director and head of multi-factor equity strategies at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since July 2013.

Gregory J. Conant, CFA, has been a primary portfolio manager of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund since September 2015. Mr. Conant has been employed by Dreyfus since September 2015. He is a vice president of The Bank of New York Mellon, which he joined in June 1998.

Joseph M. Corrado, CFA has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Value Strategy since August 2012 and April 2014, respectively. Mr. Corrado has been employed by Dreyfus since November 2008. Mr. Corrado is a senior managing director and lead portfolio manager for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2003.

David Daglio has been the lead primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Opportunistic Small/Mid Cap Strategy since April 2014. Mr. Daglio has been employed by Dreyfus since April 2001. He is a senior managing director and portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 1998.

George E. DeFina has been a portfolio manager of BNY Mellon Emerging Markets Fund since December 2015. Mr. DeFina has been employed by Dreyfus since December 2015. He is a director, portfolio manager and senior quantitative analyst at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2007.

Lawrence R. Dunn, CFA, has been a portfolio manager of BNY Mellon Short-Term U.S. Government Securities Fund since its inception in October 2000. Mr. Dunn has been employed by Dreyfus since November 1995. He is a vice president of The Bank of New York Mellon, which he joined in April 1990.

Thomas J. Durante has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Durante has been employed by Dreyfus since August 1982. He is a managing director and co-head of equity index portfolio management at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since January 2000.

Dale Dutile has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Opportunistic Small/Mid Cap Strategy since April 2014. Mr. Dutile has been employed by Dreyfus since December 2008. He is a managing director, equity research analyst and portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2006.

Joseph F. Feeney, Jr., CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since August 2012. Mr. Feeney is co-chief executive officer and chief investment officer of Boston Partners, which he joined in 1995.

Brian C. Ferguson has been the primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Dynamic Large Cap Value Strategy since each fund's inception in July 2010, and of BNY Mellon Income Stock Fund since December 2015. Mr. Ferguson has been employed by Dreyfus since October 2002. He is a senior managing director and senior portfolio manager of the U.S. Large Cap Value Equity Team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since June 1997.

Sean P. Fitzgibbon, CFA, has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since January 2010. Mr. Fitzgibbon has been employed by Dreyfus since October 2004. He is a senior managing director, portfolio manager, research analyst and head of the global core equity team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since August 1991.

John F. Flahive, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund since its inception in October 2000, of BNY Mellon Bond Fund since August 2005, of BNY Mellon Municipal Opportunities Fund since its inception in October 2008 and of BNY Mellon Corporate Bond Fund since its inception in March 2012. He also has been a primary portfolio manager of BNY Mellon Asset Allocation Fund and BNY Mellon Intermediate Bond Fund since March 2006, of BNY Mellon New York Intermediate Tax-Exempt Bond Fund since September 2008 and of BNY Mellon National Short-Term Municipal Bond Fund since September 2015. Mr. Flahive has been employed by Dreyfus since November 1994. He is a senior vice president of The Bank of New York Mellon, which he joined in October 1994.

Peter D. Goslin, CFA, has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since July 2015. Mr. Goslin has been employed by Dreyfus since January 2014. He is a director and senior portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 1999.

Jane Henderson has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Ms. Henderson is the managing director of Walter Scott, which she joined in 1995, and is a member of its Investment Executive, a group within Walter Scott including three senior investment professionals.

David S. Intoppa has been a portfolio manager of BNY Mellon Income Stock Fund since December 2015. Mr. Intoppa has been employed by Dreyfus since December 2015. He is a senior research analyst on BNY Mellon Asset Management North America Corporation's Dynamic Large Cap Value strategy, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2006.

Roy Leckie has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Leckie is a director of Walter Scott, which he joined in 1995, and is a member of its Investment Executive, a group within Walter Scott including three senior investment professionals.

Thomas Lee has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund with respect to the Focused Equity Strategy, the Large Cap Growth Strategy and the Large Cap Dividend Strategy, of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Core Strategy, the Focused Equity Strategy, the Large Cap Growth Strategy and the Large Cap Dividend Strategy, and of BNY Mellon Focused Equity Opportunities Fund since March 2018. Mr. Lee has been employed by Dreyfus since November 2017. He is a senior equity analyst and a member of its Large Cap Equity Team at BNY Mellon Wealth Management, an affiliate of Dreyfus, which he joined in 2005.

Andrew R. Leger has been a portfolio manager of BNY Mellon International Fund since December 2015. Mr. Leger has been employed by Dreyfus since December 2015. He is a director and senior research analyst on the global equity team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2014. Previously, he was employed for more than five years as a research analyst at BlackRock, Inc.

James A. Lydotes, CFA, has been a portfolio manager of BNY Mellon International Fund since December 2015. Mr. Lydotes has been employed by Dreyfus since December 2015. He is a managing director, portfolio manager and senior research analyst on the global equity team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2007.

Charlie Macquaker has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Macquaker is a director of Walter Scott, which he joined in 1991, and is a member of its Investment Executive, a group within Walter Scott including three senior investment professionals.

Jay Malikowski has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since January 2010. Mr. Malikowski has been employed by Dreyfus since January 2010. He is a director, portfolio manager, research analyst and member of the global core equity team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since August 2007.

Barry Mills has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Mr. Mills has been employed by Dreyfus since 1999. He is an analyst on the core research team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since June 2005.

Jeffrey M. Mortimer has been a primary portfolio manager of BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since March 2013. Mr. Mortimer has been employed by Dreyfus since March 2013. He is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since June 2012.

José Muñoz, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund since July 2017.  Mr. Muñoz is a portfolio manager at GCM, which he joined in 2011, and has co-managed the Geneva Mid Cap Growth Strategy since July 2017.

Thomas Murphy has been the primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Tax-Sensitive Strategy since its inception in July 2010 and of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Tax-Sensitive Core Strategy since August 2012. Mr. Murphy has been employed by Dreyfus since June 2010. He is a managing director, Tax-Managed Equity, of The Bank of New York Mellon, which he joined in 1981.

Mary Collette O'Brien, CFA, has been a primary portfolio manager of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund since its inception in October 2000, and of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. Ms. O'Brien has been employed by Dreyfus since July 1996. She is a managing director of The Bank of New York Mellon, which she joined in April 1995.

Stephen J. O'Brien has been a primary portfolio manager of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since September 2015. Mr. O'Brien has been employed by Dreyfus since September 2015. He is a senior associate of The Bank of New York Mellon, which he joined in June 2006.

Steven L. Pollack, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since August 2012. Mr. Pollack is a senior portfolio manager of Boston Partners, which he joined in 2000.

John R. Porter III has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy, of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Growth Strategy since March 2017.  Mr. Porter has been employed by Dreyfus since March 2017.  He is the lead portfolio manager of the Mid Cap Growth Strategy and head of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since August 2016. Previously, Mr. Porter served as President and chair of the investment committee at Seaward Management, where he was employed from September 2013 to August 2016.

William A. Priebe, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. He is a portfolio manager of GCM, which he co-founded in 1987.

William Scott Priebe has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. He is a portfolio manager of GCM, which he joined in 2004.

Timothy J. Sanville, CFA, has been a primary portfolio manager of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund since September 2015. Mr. Sanville has been employed by Dreyfus since July 2000. He is a first vice president of The Bank of New York Mellon, which he joined in 1992.

Donald M. Sauber has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund with respect to the Focused Equity Strategy, the Large Cap Growth Strategy and the Large Cap Dividend Strategy, of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Core Strategy, the Focused Equity Strategy, the Large Cap Growth Strategy and the Large Cap Dividend Strategy, and of BNY Mellon Focused Equity Opportunities Fund since March 2018. Mr. Sauber has been employed by Dreyfus since February 2018. He is a portfolio manager and senior equity analyst at BNY Mellon Wealth Management, which he joined in 2006, and is a member of its Large Cap Equity Team.

David Sealy has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Mr. Sealy has been employed by Dreyfus since 1997. He is an analyst on the core research team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since June 2005.

Elizabeth Slover has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Ms. Slover has been employed by Dreyfus since November 2001. She is a senior managing director and the director of BNY Mellon Asset Management North America Corporation's core research team, an affiliate of Dreyfus. She has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since June 2005.

Caroline Lee Tsao has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund responsible for investment allocation decisions since December 2015. Ms. Tsao has been employed by Dreyfus since December 2015. She is a senior investment strategist at the Bank of New York Mellon, which she joined in August 2013.

Todd W. Wakefield, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since May 2013 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Growth Strategy since April 2014. Mr. Wakefield has been employed by Dreyfus since December 2008. He is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2003.

Edward R. Walter, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Value Strategy since August 2012 and April 2014, respectively. Mr. Walter has been employed by Dreyfus since August 2012. Mr. Walter is a managing director, portfolio manager and investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2003.

Karen Q. Wong has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Ms. Wong has been employed by Dreyfus since April 2005. She is a managing director and head of index portfolio management at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. She has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2000.

Syed A. Zamil, CFA has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since March 2017.  Mr. Zamil has been employed by Dreyfus since March 2017.  He is a managing director and global investment strategist at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since October 2015. Previously, Mr. Zamil served as client portfolio manager at American Century Investments, where he was employed from October 2012 to October 2015.

Robert C. Zeuthen, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy, BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy and BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Growth Strategy since August 2012, May 2013 and April 2014, respectively. Mr. Zeuthen has been employed by Dreyfus since March 2010. He is a senior managing director, senior portfolio manager, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2006.

The funds' Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Investment Advisory Fee

For the fiscal year ended August 31, 2018, each of the funds paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board's approving each fund's investment advisory agreement with the investment adviser is available in the fund's annual report for the fiscal year ended August 31, 2018.

Investment Advisory Fees
Name of Fund	Effective Investment Advisory Fee (as a percentage of average daily net assets)
BNY Mellon Large Cap Stock Fund	0.65%
BNY Mellon Large Cap Market Opportunities Fund	0.42%
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	0.53%
BNY Mellon Income Stock Fund	0.65%*
BNY Mellon Mid Cap Multi-Strategy Fund	0.75%
BNY Mellon Small Cap Multi-Strategy Fund	0.85%
BNY Mellon Focused Equity Opportunities Fund	0.70%
BNY Mellon Small/Mid Cap Multi-Strategy Fund	0.75%
BNY Mellon International Fund	0.85%
BNY Mellon Emerging Markets Fund	1.15%
BNY Mellon International Appreciation Fund	0.50%
BNY Mellon International Equity Income Fund	0.85%
BNY Mellon Bond Fund	0.40%
BNY Mellon Intermediate Bond Fund	0.40%
BNY Mellon Corporate Bond Fund	0.40%
BNY Mellon Short-Term U.S. Government Securities Fund	0.35%
BNY Mellon National Intermediate Municipal Bond Fund	0.35%
BNY Mellon National Short-Term Municipal Bond Fund	0.35%
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	0.50%
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	0.37%*
BNY Mellon Municipal Opportunities Fund	0.50%
BNY Mellon Asset Allocation Fund	0.21%*
BNY Mellon Government Money Market Fund	0.15%
BNY Mellon National Municipal Money Market Fund	0.15%
*The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2018.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Class M shares and Investor shares in this prospectus. The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders. Investor shares are subject to an annual shareholder services fee of .25% paid to the funds' distributor for shareholder account service and maintenance.

Class M shares are generally offered only to Wealth Management Clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts." Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (BNY Mellon Fund Accounts). Class M shares of BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms). Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates. Class M shares of each fund, except BNY Mellon Income Stock Fund, BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund, also may be purchased by (i) institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the funds' distributor, and except as otherwise may be approved by BNY Mellon Wealth Management with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million and (ii) certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNY Mellon Wealth Management and make an initial investment in Class M shares of a fund of at least $1 million (collectively, Institutional Investors). Generally, each such Institutional Investor will be required to open and maintain a single master account with the Trust for all purposes. Institutional Investors purchasing fund shares on behalf of their clients determine whether Class M shares will be available for their clients. Accordingly, the availability of Class M shares of a fund will depend on the policies of the Institutional Investor. Class M shares of each fund, except for BNY Mellon Income Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large-Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management. In addition, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments must be in the respective fund's Class M shares.

Institutional Investors holding Class M shares of BNY Mellon Income Stock Fund as of May 31, 2016 may continue to purchase Class M shares of such fund for their existing accounts. After May 31, 2016, Institutional Investors may purchase Class Y shares of BNY Mellon Income Stock Fund for new accounts. Class Y shares of BNY Mellon Income Stock Fund are offered in a separate prospectus. Investors may obtain a copy of the prospectus for Class Y shares of the fund by calling 1-800-DREYFUS.

The funds, the funds' investment adviser or the funds' distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will the funds' investment adviser or the funds' distributor or their affiliates provide any "revenue sharing" payments, with respect to Class M shares.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients), except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then existing accounts. Fund shares owned by Individual Clients will be held in separate accounts

(Individual Accounts). Investor shares may also be offered to former brokerage clients of BNY Mellon Wealth Advisors whose accounts were converted to accounts that are now held by Dreyfus Brokerage Services, a division of MBSC, for their then existing accounts or to brokerage clients of BNY Mellon Wealth Management Direct, a division of MBSC (collectively, BNY Mellon Wealth Brokerage Clients). Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts). In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which Dreyfus or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans) that have held Investor shares of a fund since on or before December 16, 2013 and who, therefore, may continue to purchase and hold Investor shares of that fund for their then-existing accounts, exchange their fund shares for shares of another fund and purchase additional Investor shares of funds into which they exchange. Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. Holders of Investor shares of a fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the SAI for more information.

As a "retail" money market fund, investments in BNY Mellon National Municipal Money Market Fund are limited to accounts beneficially owned by natural persons (i.e., human beings). As a "retail" money market fund, BNY Mellon National Municipal Money Market Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares. If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund. The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in BNY Mellon National Municipal Money Market Fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above. Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons. The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

Because BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal

Opportunities Fund and BNY Mellon National Municipal Money Market Fund seek tax-exempt income, they are not recommended for purchase by qualified Retirement Plans or other U.S. tax-advantaged accounts.

Applicable to the non-Money Market Funds:

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's net asset value per share (NAV), which is calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "How to Redeem Shares" in the SAI. Equity investments are valued on the basis of market quotations or official closing prices.

Investments in debt securities generally are valued based on values supplied by an independent pricing service approved by the Trust's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board. Fair value of investments may be determined by the Trust's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Forward current contracts will be valued using the forward rate obtained from an independent pricing service approved by the board. Futures contracts will be valued at the most recent settlement price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect such fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the Trust's board. ETFs will be valued at their market price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The effect on NAV may be more pronounced for BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, which invest primarily in foreign securities.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund's NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the funds' frequent trading policy.

Applicable to the Money Market Funds:

You pay no sales charges to invest in the Investor shares of either fund.

Each fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, each fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day.

The time at which a fund's NAV is calculated, and the trading deadline for orders "in proper form" (as defined below), is reflected in the table below. Each fund reserves the right to change the time at which the fund's NAV is calculated and the trading deadline to an earlier time than stated below in the case of an emergency, if regular trading on the NYSE is restricted or closes early, the fixed income securities markets or the Federal Reserve Bank close early, or as otherwise permitted by the Securities and Exchange Commission.

Name of Fund	Fund Calculation of NAV/Trading Deadline for Orders in Proper Form
BNY Mellon Government Money Market Fund	12:00 p.m.
BNY Mellon National Municipal Money Market Fund	12:00 p.m.

All times are Eastern time.

Orders in proper form received and accepted by a fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by a fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed to in advance, each fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier. Orders submitted through a financial intermediary that does not serve as an agent for a fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

An order in proper form received and accepted after the time of day at which a fund determines its NAV will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day. If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

Certain financial intermediaries serve as agents for the funds and accept orders on behalf of the funds. If a financial intermediary serves as agent of a fund, the order is priced at the fund's NAV next calculated after the order is accepted by the intermediary. Orders submitted through a financial intermediary that does not serve as an agent for a fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

Selling Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. Your order will be processed promptly.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

If you request the fund to transmit your redemption proceeds to you by check, the funds expect that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire ($1,000 minimum) or electronic check via TeleTransfer ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the funds typically expect and may take up to seven days after your order is received in proper form by the funds' transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Additionally, BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums.  See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.

Before selling or writing a check against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not honor redemption checks or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each non-money market fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests, and, pursuant to an interfund lending order granted by the SEC, each money market fund, and certain other money market funds in the Dreyfus Family of Funds, may borrow money from certain money market funds in the Dreyfus Family of Funds for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Potential Restrictions on Fund Redemptions—Fees and Gates

Applicable to BNY Mellon National Municipal Money Market Fund only:

If the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund. "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days.  It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the fund's board, in its discretion, may elect otherwise).  A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day.  Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary.  Liquidity fee proceeds would generally be retained by the fund and may be used to assist the fund to restore its $1.00 share price.  If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the fund's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.

When a liquidity fee or a redemption gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The fund's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.

The fund's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the fund's board determines that it would not be in the best interests of the fund to continue operating.  In the event that the board approves liquidation of the fund, the investment adviser will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

Purchases, Redemptions and Exchanges Through BNY Mellon Fund Accounts and BNY Mellon Wealth Brokerage Accounts

Persons who hold fund shares through BNY Mellon Fund Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Institutional Investors

Institutional Investors that purchase fund shares for themselves or on behalf of their clients should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares. Institutional Investors may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other BNY Mellon funds as described below under "Individual Account Services and Policies – Exchange Privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds
P.O. Box 9879, Providence, RI 02940-8079

Make checks payable to: BNY Mellon Funds.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-DREYFUS (inside the U.S. only) to request your transaction.

Automatically. Call us at 1-800-DREYFUS (inside the U.S. only) to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account Services and Policies—Automatic Services."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with medallion signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be medallion signature guaranteed.

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your medallion signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account Services and Policies — Checkwriting Privilege" only, by writing a redemption check. The letter of instruction or redemption check should include the following information:

•  your name(s) and signatures(s)

•  your account number

•  the fund name

•  the share class

•  the dollar amount you want to sell

•  how and where to send the proceeds

Obtain a medallion signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds
P.O. Box 9879
Providence, RI 02940-8079

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-DREYFUS (inside the U.S. only). A check will be mailed to your address of record.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-DREYFUS (inside the U.S. only).

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from one BNY Mellon fund into the same class of another. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange your shares from one BNY Mellon fund into another.

Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Checkwriting Privilege. (Fixed-Income Funds and Money Market Funds only). Holders of Individual Accounts in BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege. You generally can exchange shares of a class of a BNY Mellon fund worth $500 or more into shares of the same class of any other BNY Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

General Policies

The fund and the funds' transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the funds' transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

The funds (other than the money market funds) are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

• refuse any purchase or exchange request in whole or in part, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privilege, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor's trading history in other accounts under common ownership or control, in funds in the Dreyfus Family of Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds' shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the investment adviser discourages excessive trading and other abusive trading practices, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, Money Market Funds) have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the Money Market Funds. The investment adviser also believes that money market funds, such as the Money Market Funds, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of a Money Market Fund's shares could increase the Money Market Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Money Market Fund's portfolio, which could detract from the Money Market Fund's performance. Accordingly, each Money Market Fund reserves the right to reject any purchase or exchange request.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and the investment adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund usually pays its shareholders dividend, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency
BNY Mellon Large Cap Stock Fund	Monthly
BNY Mellon Large Cap Market Opportunities Fund	Annually
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Annually
BNY Mellon Income Stock Fund	Monthly
BNY Mellon Mid Cap Multi-Strategy Fund	Annually
BNY Mellon Small Cap Multi-Strategy Fund	Annually
BNY Mellon Focused Equity Opportunities Fund	Annually
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Annually
BNY Mellon International Fund	Annually
BNY Mellon International Appreciation Fund	Annually
BNY Mellon International Equity Income Fund	Quarterly
BNY Mellon Emerging Markets Fund	Annually
BNY Mellon Bond Fund	Monthly
BNY Mellon Intermediate Bond Fund	Monthly
BNY Mellon Corporate Bond Fund	Monthly
BNY Mellon Short-Term U.S. Government Securities Fund	Monthly
BNY Mellon National Intermediate Municipal Bond Fund	Monthly
BNY Mellon National Short-Term Municipal Bond Fund	Monthly
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Monthly
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Monthly
BNY Mellon Municipal Opportunities Fund	Monthly
BNY Mellon Asset Allocation Fund	Monthly
BNY Mellon Government Money Market Fund	Monthly
BNY Mellon National Municipal Money Market Fund	Monthly

Each fund generally distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on BNY Mellon Fund Accounts, contact your account officer, and for such information on BNY Mellon Wealth Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by a fund are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred). For federal income tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Short-Term Municipal Bond Fund and BNY Mellon National Municipal Money Market Fund anticipate that dividends paid by the fund to you generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although BNY Mellon National Municipal Money Market Fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund anticipate that dividends paid by the fund to you generally will be exempt from federal and, as to the relevant fund, Pennsylvania, Massachusetts and New York, respectively, personal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

For Pennsylvania, Massachusetts and New York personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania, Massachusetts and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania, Massachusetts and New York state personal income taxes, respectively.

For BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund, the fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed ordinary income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Applicable to BNY Mellon National Municipal Money Market Fund:

Because liquidity fees may be imposed on redemptions of BNY Mellon National Municipal Money Market Fund, including taxable exchanges into other funds, you may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares. Generally, a shareholder of a money market fund, such as the funds, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) with respect to its shares in the fund, based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year.  Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.

If a liquidity fee is imposed by the fund, it generally would reduce the amount you will receive upon the redemption of your shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Financial Highlights

These financial highlights describe the performance of each fund's Class M and Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request.

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	6.25	5.67	5.92	7.15	9.97
Investment Operations:
Investment income—net[a]	.07	.07	.08	.09	.09
Net realized and unrealized
gain (loss) on investments	1.00	.81	.34	(.04)	1.88
Total from Investment Operations	1.07	.88	.42	.05	1.97
Distributions:
Dividends from investment income—net	(.06)	(.07)	(.08)	(.08)	(.10)
Dividends from net realized gain on investments	(.76)	(.23)	(.59)	(1.20)	(4.69)
Total Distributions	(.82)	(.30)	(.67)	(1.28)	(4.79)
Net asset value, end of period	6.50	6.25	5.67	5.92	7.15
Total Return (%)	18.31	16.12	7.31	.12	26.27
Ratios/Supplemental Data(%):
Ratio of total expenses to average net assets	.82	.84	.83	.81	.81
Ratio of net expenses to average net assets	.82	.84	.83	.81	.81
Ratio of net investment income to average net assets	1.05	1.27	1.44	1.32	1.20
Portfolio Turnover Rate	48.73	46.36	49.82	52.80	142.41
Net Assets, end of period ($ x 1,000)	270,328	278,536	328,113	398,485	468,446
[a] Based on average shares outstanding.

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	6.26	5.67	5.92	7.15	9.97
Investment Operations:
Investment income—net[a]	.05	.06	.07	.07	.07
Net realized and unrealized
gain (loss) on investments	1.01	.82	.34	(.03)	1.88
Total from Investment Operations	1.06	.88	.41	.04	1.95
Distributions:
Dividends from investment income—net	(.05)	(.06)	(.07)	(.07)	(.08)
Dividends from net realized gain on investments	(.76)	(.23)	(.59)	(1.20)	(4.69)
Total Distributions	(.81)	(.29)	(.66)	(1.27)	(4.77)
Net asset value, end of period	6.51	6.26	5.67	5.92	7.15
Total Return (%)	18.02	16.02	7.04	(.13)	25.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.09	1.08	1.06	1.06
Ratio of net expenses to average net assets	1.07	1.09	1.08	1.06	1.06
Ratio of net investment income to average net assets	.79	1.02	1.18	1.08	.93
Portfolio Turnover Rate	48.73	46.36	49.82	52.80	142.41
Net Assets, end of period ($ x 1,000)	9,975	10,093	9,801	9,900	12,672
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Large Cap Market Opportunities Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.62	12.09	13.25	16.21	14.21
Investment Operations:
Investment income— net[a]	.07	.09	.11	.11	.11
Net realized and unrealized
gain (loss) on investments	2.50	1.98	1.08	(.28)	3.13
Total from Investment Operations	2.57	2.07	1.19	(.17)	3.24
Distributions:
Dividends from investment income—net	(.17)	(.19)	(.11)	(.25)	(.18)
Dividends from net realized gain on investments	(1.68)	(1.35)	(2.24)	(2.54)	(1.06)
Total Distributions	(1.85)	(1.54)	(2.35)	(2.79)	(1.24)
Net asset value, end of period	13.34	12.62	12.09	13.25	16.21
Total Return (%)	22.00	18.68	10.27	(1.72)	23.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.66	.66	.60	.53	.53
Ratio of net expenses to average net assets[b]	.66	.66	.60	.53	.53
Ratio of net investment income to average net assets[b]	.51	.78	.92	.78	.69
Portfolio Turnover Rate	18.59	30.26	19.43	30.75	26.42
Net Assets, end of period ($ x 1,000)	64,912	68,786	83,425	130,257	192,209
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

BNY Mellon Large Cap Market Opportunities Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.75	12.16	13.32	16.29	14.28
Investment Operations:
Investment income — net[a]	.04	.05	.09	.07	.06
Net realized and unrealized
gain (loss) on investments	2.52	2.00	1.07	(.28)	3.17
Total from Investment Operations	2.56	2.05	1.16	(.21)	3.23
Distributions:
Dividends from investment income—net	(.14)	(.11)	(.08)	(.22)	(.16)
Dividends from net realized gain on investments	(1.68)	(1.35)	(2.24)	(2.54)	(1.06)
Total Distributions	(1.82)	(1.46)	(2.32)	(2.76)	(1.22)
Net asset value, end of period	13.49	12.75	12.16	13.32	16.29
Total Return (%)	21.61	18.41	9.90	(1.99)	23.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.91	.91	.84	.79	.81
Ratio of net expenses to average net assets[b]	.91	.91	.84	.79	.81
Ratio of net investment income to average net assets[b]	.30	.44	.76	.50	.45
Portfolio Turnover Rate	18.59	30.26	19.43	30.75	26.42
Net Assets, end of period ($ x 1,000)	173	901	670	1,119	631
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

Financial Highlights (cont’d)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.50	14.98	14.71	17.12	14.45
Investment Operations:
Investment income — net[a]	.14	.16	.17	.16	.15
Net realized and unrealized
gain (loss) on investments	3.21	2.31	1.33	(.23)	3.22
Total from Investment Operations	3.35	2.47	1.50	(.07)	3.37
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.15)	(.26)	(.20)
Dividends from net realized gain on investments	(1.50)	(.72)	(1.08)	(2.08)	(.50)
Total Distributions	(1.73)	(.95)	(1.23)	(2.34)	(.70)
Net asset value, end of period	18.12	16.50	14.98	14.71	17.12
Total Return (%)	21.44	17.13	10.86	(.94)	23.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.66	.65	.64	.61	.61
Ratio of net expenses to average net assets[b]	.66	.65	.64	.61	.61
Ratio of net investment income to average net assets[b]	.80	1.05	1.19	.99	.95
Portfolio Turnover Rate	15.03	24.05	13.81	20.63	13.01
Net Assets, end of period ($ x 1,000)	349,960	336,659	344,867	401,855	474,496
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.84	15.28	14.98	17.40	14.64
Investment Operations:
Investment income—net[a]	.10	.13	.14	.12	.08
Net realized and unrealized
gain (loss) on investments	3.28	2.35	1.35	(.23)	3.30
Total from Investment Operations	3.38	2.48	1.49	(.11)	3.38
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.11)	(.23)	(.12)
Dividends from net realized gain on investments	(1.50)	(.72)	(1.08)	(2.08)	(.50)
Total Distributions	(1.69)	(.92)	(1.19)	(2.31)	(.62)
Net asset value, end of period	18.53	16.84	15.28	14.98	17.40
Total Return (%)	21.15	16.87	10.56	(1.19)	23.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.91	.90	.89	.86	.87
Ratio of net expenses to average net assets[b]	.91	.90	.89	.86	.87
Ratio of net investment income to average net assets[b]	.56	.81	.97	.74	.53
Portfolio Turnover Rate	15.03	24.05	13.81	20.63	13.01
Net Assets, end of period ($ x 1,000)	6,598	6,511	6,081	4,237	3,859
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

Financial Highlights (cont’d)

BNY Mellon Income Stock Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	9.29	8.72	8.57	9.94	8.39
Investment Operations:
Investment income—net[a]	.21	.21	.21	.19	.19
Net realized and unrealized
gain (loss) on investments	1.16	.83	.94	(.38)	1.86
Total from Investment Operations	1.37	1.04	1.15	(.19)	2.05
Distributions:
Dividends from investment income--net	(.19)	(.19)	(.21)	(.19)	(.19)
Dividends from net realized gain on investments	(.69)	(.28)	(.79)	(.99)	(.31)
Total Distributions	(.88)	(.47)	(1.00)	(1.18)	(.50)
Net asset value, end of period	9.78	9.29	8.72	8.57	9.94
Total Return (%)	15.31	12.33	14.33	(2.28)	25.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net investment income to average net assets	2.17	2.28	2.54	2.06	2.08
Portfolio Turnover Rate	67.57	52.66	54.31	65.75	57.74
Net Assets, end of period ($ x 1,000)	1,185,755	1,185,723	1,068,292	1,077,496	1,254,622
[a] Based on average shares outstanding.

BNY Mellon Income Stock Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	9.39	8.81	8.63	10.02	8.45
Investment Operations:
Investment income—net[a]	.18	.19	.19	.17	.16
Net realized and unrealized
gain (loss) on investments	1.18	.84	.97	(.40)	1.89
Total from Investment Operations	1.36	1.03	1.16	(.23)	2.05
Distributions:
Dividends from investment income--net	(.16)	(.17)	(.19)	(.17)	(.17)
Dividends from net realized gain on investments	(.69)	(.28)	(.79)	(.99)	(.31)
Total Distributions	(.85)	(.45)	(.98)	(1.16)	(.48)
Net asset value, end of period	9.90	9.39	8.81	8.63	10.02
Total Return (%)	15.08	12.02	14.14	(2.64)	24.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.06	1.06	1.05	1.07
Ratio of net expenses to average net assets	1.05	1.06	1.06	1.05	1.07
Ratio of net investment income to average net assets	1.92	2.03	2.27	1.81	1.74
Portfolio Turnover Rate	67.57	52.66	54.31	65.75	57.74
Net Assets, end of period ($ x 1,000)	31,625	28,204	16,094	14,479	13,913
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.72	15.03	14.66	15.58	13.33
Investment Operations:
Investment income—net[a]	.05	.07	.08	.05	.05
Net realized and unrealized
gain (loss) on investments	3.28	1.88	.96	(.04)	2.94
Total from Investment Operations	3.33	1.95	1.04	.01	2.99
Distributions:
Dividends from investment income--net	(.04)	(.10)	(.02)	(.04)	(.05)
Dividends from net realized gain on investments	(.77)	(.16)	(.65)	(.89)	(.69)
Total Distributions	(.81)	(.26)	(.67)	(.93)	(.74)
Net asset value, end of period	19.24	16.72	15.03	14.66	15.58
Total Return (%)	20.48	13.12	7.51	.15	23.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.90	.90	.90	.90
Ratio of net expenses to average net assets	.89	.90	.90	.90	.90
Ratio of net investment income to average net assets	.30	.45	.60	.29	.33
Portfolio Turnover Rate	50.53	62.81	74.68	73.87	53.63
Net Assets, end of period ($ x 1,000)	3,358,399	2,788,133	2,433,012	2,199,395	1,922,073
[a] Based on average shares outstanding.

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.45	14.79	14.45	15.37	13.17
Investment Operations:
Investment income—net[a]	.01	.03	.05	.01	.01
Net realized and unrealized
gain (loss) on investments	3.22	1.86	.94	(.03)	2.91
Total from Investment Operations	3.23	1.89	.99	(.02)	2.92
Distributions:
Dividends from investment income--net	(.01)	(.07)	-	(.01)	(.03)
Dividends from net realized gain on investments	(.77)	(.16)	(.65)	(.89)	(.69)
Total Distributions	(.78)	(.23)	(.65)	(.90)	(.72)
Net asset value, end of period	18.90	16.45	14.79	14.45	15.37
Total Return (%)	20.13	12.89	7.26	(.08)	22.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.15	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.14	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	.05	.20	.34	.04	.08
Portfolio Turnover Rate	50.53	62.81	74.68	73.87	53.63
Net Assets, end of period ($ x 1,000)	123,713	88,697	60,222	57,118	52,447
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	19.48	16.71	16.65	17.18	14.78
Investment Operations:
Investment income (loss)—net[a]	(.03)	.01	.01	(.02)	(.04)
Net realized and unrealized
gain on investments	5.41	2.86	.68	.25	2.44
Total from Investment Operations	5.38	2.87	.69	.23	2.40
Distributions:
Dividends from net realized gain on investments	(1.70)	(.10)	(.63)	(.76)	-
Net asset value, end of period	23.16	19.48	16.71	16.65	17.18
Total Return (%)	28.97	17.19	4.46	1.33	16.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.03	1.05	1.03	1.03
Ratio of net expenses to average net assets	1.01	1.03	1.05	1.03	1.03
Ratio of net investment income (loss) to average net assets	(.15)	.05	.04	(.14)	(.21)
Portfolio Turnover Rate	63.00	75.82	101.40	90.30	92.86
Net Assets, end of period ($ x 1,000)	625,344	507,703	389,890	368,428	347,613
[a] Based on average shares outstanding.

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	18.69	16.07	16.08	16.65	14.36
Investment Operations:
Investment (loss) — net[a]	(.08)	(.04)	(.03)	(.06)	(.07)
Net realized and unrealized
gain (loss) on investments	5.17	2.76	.65	.25	2.36
Total from Investment Operations	5.09	2.72	.62	.19	2.29
Distributions:
Dividends from net realized gain on investments	(1.70)	(.10)	(.63)	(.76)	-
Net asset value, end of period	22.08	18.69	16.07	16.08	16.65
Total Return (%)	28.62	16.94	4.17	1.13	15.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.28	1.30	1.28	1.28
Ratio of net expenses to average net assets	1.26	1.28	1.30	1.28	1.28
Ratio of net investment (loss) to average net assets	(.40)	(.20)	(.21)	(.39)	(.46)
Portfolio Turnover Rate	63.00	75.82	101.40	90.30	92.86
Net Assets, end of period ($ x 1,000)	25,022	19,641	14,285	12,745	11,485
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.96	14.63	14.66	18.30	15.24
Investment Operations:
Investment income— net[a]	.09	.11	.12	.12	.11
Net realized and unrealized
gain (loss) on investments	3.51	3.56	1.20	(.69)	4.31
Total from Investment Operations	3.60	3.67	1.32	(.57)	4.42
Distributions:
Dividends from investment income—net	(.07)	(.19)	(.11)	(.10)	(.14)
Dividends from net realized gain on investments	(1.86)	(1.15)	(1.24)	(2.97)	(1.22)
Total Distributions	(1.93)	(1.34)	(1.35)	(3.07)	(1.36)
Net asset value, end of period	18.63	16.96	14.63	14.66	18.30
Total Return (%)	22.62	27.04	9.39	(3.82)	30.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.87	.87	.85	.85
Ratio of net expenses to average net assets	.86	.87	.87	.85	.85
Ratio of net investment income to average net assets	.53	.72	.83	.73	.65
Portfolio Turnover Rate	45.29	62.39	48.25	74.72	76.48
Net Assets, end of period ($ x 1,000)	577,906	485,040	434,171	561,399	674,222
[a] Based on average shares outstanding.

BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.81	14.51	14.55	18.20	15.18
Investment Operations:
Investment income—net[a]	.05	.07	.08	.08	.06
Net realized and unrealized
gain (loss) on investments	3.46	3.53	1.19	(.69)	4.30
Total from Investment Operations	3.51	3.60	1.27	(.61)	4.36
Distributions:
Dividends from investment income—net	(.03)	(.15)	(.07)	(.07)	(.12)
Dividends from net realized gain on investments	(1.86)	(1.15)	(1.24)	(2.97)	(1.22)
Total Distributions	(1.89)	(1.30)	(1.31)	(3.04)	(1.34)
Net asset value, end of period	18.43	16.81	14.51	14.55	18.20
Total Return (%)	22.24	26.75	9.13	(4.05)	30.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.12	1.12	1.11	1.11
Ratio of net expenses to average net assets	1.11	1.12	1.12	1.11	1.11
Ratio of net investment income to average net assets	.32	.49	.59	.47	.36
Portfolio Turnover Rate	45.29	62.39	48.25	74.72	76.48
Net Assets, end of period ($ x 1,000)	11,658	5,947	4,206	8,593	3,569
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.49	12.44	12.72	16.98	15.09
Investment Operations:
Investment income (loss)—net[a]	(.01)	.01	.01	(.01)	.07
Net realized and unrealized
gain on investments	3.86	2.09	.50	.10	2.82
Total from Investment Operations	3.85	2.10	.51	.09	2.89
Distributions:
Dividends from investment income-net	(.00)[b]	(.01)	(.04)	-	(.08)
Dividends from net realized gain on investments	(1.48)	(.04)	(.75)	(4.35)	(.92)
Total Distributions	(1.48)	(.05)	(.79)	(4.35)	(1.00)
Net asset value, end of period	16.86	14.49	12.44	12.72	16.98
Total Return (%)	28.25	16.94	4.35	1.71	19.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.94	.95	.94	.91
Ratio of net expenses to average net assets	.93	.94	.95	.94	.91
Ratio of net investment income (loss) to average net assets	(.05)	.10	.10	(.08)	.46
Portfolio Turnover Rate	61.78	79.45	99.45	110.79	144.87
Net Assets, end of period ($ x 1,000)	370,701	327,604	300,557	339,836	411,334
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.30	12.31	12.59	16.88	15.02
Investment Operations:
Investment income (loss)—net[a]	(.05)	(.02)	(.01)	(.04)	(.00)[b]
Net realized and unrealized
gain on investments	3.80	2.05	.48	.10	2.84
Total from Investment Operations	3.75	2.03	.47	.06	2.84
Distributions:
Dividends from investment income—net	-	-	-	-	(.06)
Dividends from net realized gain on investments	(1.48)	(.04)	(.75)	(4.35)	(.92)
Total Distributions	(1.48)	(.04)	(.75)	(4.35)	(.98)
Net asset value, end of period	16.57	14.30	12.31	12.59	16.88
Total Return (%)	27.87	16.55	4.08	1.48	19.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.19	1.20	1.19	1.17
Ratio of net expenses to average net assets	1.18	1.19	1.20	1.19	1.17
Ratio of net investment income (loss) to average net assets	(.30)	(.17)	(.11)	(.32)	(.03)
Portfolio Turnover Rate	61.78	79.45	99.45	110.79	144.87
Net Assets, end of period ($ x 1,000)	4,258	3,227	1,697	1,536	3,088
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon International Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.17	11.22	11.55	12.72	11.14
Investment Operations:
Investment income—net[a]	.23	.19	.18	.18	.21
Net realized and unrealized
gain (loss) on investments	.26	1.98	(.35)	(1.16)	1.57
Total from Investment Operations	.49	2.17	(.17)	(.98)	1.78
Distributions:
Dividends from investment income—net	(.21)	(.22)	(.16)	(.19)	(.20)
Net asset value, end of period	13.45	13.17	11.22	11.55	12.72
Total Return (%)	3.68	19.80	(1.49)	(7.68)	16.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.04	1.03	1.03	1.03
Ratio of net expenses to average net assets	1.02	1.04	1.03	1.03	1.03
Ratio of net investment income to average net assets	1.68	1.64	1.59	1.49	1.64
Portfolio Turnover Rate	54.87	81.88	86.83	112.69	92.94
Net Assets, end of period ($ x 1,000)	1,124,632	1,076,444	1,007,752	1,005,637	990,119
[a] Based on average shares outstanding.

BNY Mellon International Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.02	11.92	12.26	13.50	11.82
Investment Operations:
Investment income—net[a]	.22	.20	.15	.15	.19
Net realized and unrealized
gain (loss) on investments	.26	2.10	(.37)	(1.22)	1.67
Total from Investment Operations	.48	2.30	(.22)	(1.07)	1.86
Distributions:
Dividends from investment income—net	(.18)	(.20)	(.12)	(.17)	(.18)
Net asset value, end of period	14.32	14.02	11.92	12.26	13.50
Total Return (%)	3.41	19.59	(1.78)	(7.88)	15.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.29	1.28	1.28	1.28
Ratio of net expenses to average net assets	1.27	1.29	1.28	1.28	1.28
Ratio of net investment income to average net assets	1.44	1.53	1.25	1.17	1.38
Portfolio Turnover Rate	54.87	81.88	86.83	112.69	92.94
Net Assets, end of period ($ x 1,000)	19,963	18,145	11,553	14,040	8,952
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.23	8.96	7.98	10.98	9.11
Investment Operations:
Investment income—net[a]	.11	.08	.09	.09	.10
Net realized and unrealized
gain (loss) on investments	(.53)	2.26	.96	(2.96)	1.88
Total from Investment Operations	(.42)	2.34	1.05	(2.87)	1.98
Distributions:
Dividends from investment income—net	(.09)	(.07)	(.07)	(.13)	(.11)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.09)	(.07)	(.07)	(.13)	(.11)
Net asset value, end of period	10.72	11.23	8.96	7.98	10.98
Total Return (%)	(3.76)	26.36	13.35	(26.28)	21.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.40	1.44	1.42	1.42
Ratio of net expenses to average net assets	1.39	1.40	1.44	1.42	1.42
Ratio of net investment income to average net assets	.96	.84	1.10	.98	1.04
Portfolio Turnover Rate	80.86	91.81	103.60	107.27	70.89
Net Assets, end of period ($ x 1,000)	922,117	904,774	693,652	1,108,616	2,046,317
[a] Based on average shares outstanding.

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.53	9.20	8.17	11.25	9.33
Investment Operations:
Investment income—net[a]	.09	.07	.07	.08	.09
Net realized and unrealized
gain (loss) on investments	(.54)	2.31	1.00	(3.04)	1.91
Total from Investment Operations	(.45)	2.38	1.07	(2.96)	2.00
Distributions:
Dividends from investment income—net	(.07)	(.05)	(.04)	(.12)	(.08)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.07)	(.05)	(.04)	(.12)	(.08)
Net asset value, end of period	11.01	11.53	9.20	8.17	11.25
Total Return (%)	(3.93)	26.05	13.13	(26.49)	21.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.65	1.69	1.67	1.67
Ratio of net expenses to average net assets	1.64	1.65	1.69	1.67	1.67
Ratio of net investment income to average net assets	.74	.69	.85	.76	.90
Portfolio Turnover Rate	80.86	91.81	103.60	107.27	70.89
Net Assets, end of period ($ x 1,000)	20,257	17,970	11,263	17,033	22,947
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon International Appreciation Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.85	12.19	12.51	13.90	12.38
Investment Operations:
Investment income—net[a]	.30	.26	.26	.27	.38
Net realized and unrealized
gain (loss) on investments	.15	1.73	(.29)	(1.26)	1.42
Total from Investment Operations	.45	1.99	(.03)	(.99)	1.80
Distributions:
Dividends from investment income—net	(.28)	(.33)	(.29)	(.40)	(.28)
Net asset value, end of period	14.02	13.85	12.19	12.51	13.90
Total Return (%)	3.24	16.76	(.22)	(7.14)	14.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.92	.92	.83	.81
Ratio of net expenses to average net assets	.95	.92	.92	.83	.81
Ratio of net investment income to average net assets	2.09	2.01	2.21	2.02	2.78
Portfolio Turnover Rate	4.54	4.49	3.04	12.51	4.41
Net Assets, end of period ($ x 1,000)	73,281	75,885	73,896	101,023	111,225
[a] Based on average shares outstanding.

BNY Mellon International Appreciation Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.73	12.04	12.37	13.74	12.24
Investment Operations:
Investment income—net[a]	.26	.18	.23	.23	.34
Net realized and unrealized
gain (loss) on investments	.14	1.76	(.31)	(1.24)	1.41
Total from Investment Operations	.40	1.94	(.08)	(1.01)	1.75
Distributions:
Dividends from investment income—net	(.25)	(.25)	(.25)	(.36)	(.25)
Net asset value, end of period	13.88	13.73	12.04	12.37	13.74
Total Return (%)	2.89	16.47	(.57)	(7.32)	14.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.17	1.17	1.08	1.06
Ratio of net expenses to average net assets	1.20	1.17	1.17	1.08	1.06
Ratio of net investment income to average net assets	1.84	1.50	1.96	1.77	2.52
Portfolio Turnover Rate	4.54	4.49	3.04	12.51	4.41
Net Assets, end of period ($ x 1,000)	1,635	1,427	4,360	4,966	5,310
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon International Equity Income Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.20	12.35	11.92	14.82	13.81
Investment Operations:
Investment income — net[a]	.57	.42	.34	.43	.75
Net realized and unrealized
gain (loss) on investments	(.32)	1.84	.41	(2.82)	.90
Total from Investment Operations	.25	2.26	.75	(2.39)	1.65
Distributions:
Dividends from investment income—net	(.59)	(.41)	(.32)	(.51)	(.64)
Net asset value, end of period	13.86	14.20	12.35	11.92	14.82
Total Return (%)	1.63	18.72	6.51	(16.51)	12.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.09	1.09	1.07	1.08
Ratio of net expenses to average net assets	1.08	1.09	1.09	1.07	1.08
Ratio of net investment income to average net assets	3.92	3.27	2.85	3.25	5.13
Portfolio Turnover Rate	54.20	46.42	78.17	88.45	83.07
Net Assets, end of period ($ x 1,000)	360,816	367,829	282,609	283,099	341,645
[a] Based on average shares outstanding.

BNY Mellon International Equity Income Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.36	12.47	11.97	14.89	13.89
Investment Operations:
Investment income — net[a]	.54	.62	.23	.39	.50
Net realized and unrealized
gain (loss) on investments	(.34)	1.57	.52	(2.83)	1.11
Total from Investment Operations	.20	2.19	.75	(2.44)	1.61
Distributions:
Dividends from investment income—net	(.56)	(.30)	(.25)	(.48)	(.61)
Net asset value, end of period	14.00	14.36	12.47	11.97	14.89
Total Return (%)	1.27	17.87	6.40	(16.77)	11.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.37	1.34	1.33	1.36
Ratio of net expenses to average net assets	1.33	1.37	1.34	1.33	1.36
Ratio of net investment income to average net assets	3.78	4.13	1.92	2.84	3.81
Portfolio Turnover Rate	54.20	46.42	78.17	88.45	83.07
Net Assets, end of period ($ x 1,000)	1,627	2,135	765	2,924	919
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.82	13.11	12.74	13.00	12.89
Investment Operations:
Investment income—net[a]	.34	.32	.31	.29	.31
Net realized and unrealized
gain (loss) on investments	(.48)	(.21)	.42	(.18)	.34
Total from Investment Operations	(.14)	.11	.73	.11	.65
Distributions:
Dividends from investment income—net	(.36)	(.37)	(.36)	(.34)	(.36)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	(.18)
Total Distributions	(.36)	(.40)	(.36)	(.37)	(.54)
Net asset value, end of period	12.32	12.82	13.11	12.74	13.00
Total Return (%)	(1.10)	.87	5.82	.87	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net investment income to average net assets	2.70	2.50	2.38	2.21	2.41
Portfolio Turnover Rate	47.36	72.85	72.21	59.94	43.62
Net Assets, end of period ($ x 1,000)	1,002,899	1,001,290	1,030,685	1,010,387	1,040,204
[a] Based on average shares outstanding.

BNY Mellon Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.79	13.08	12.71	12.97	12.86
Investment Operations:
Investment income—net[a]	.31	.28	.27	.26	.28
Net realized and unrealized
gain (loss) on investments	(.48)	(.21)	.43	(.18)	.34
Total from Investment Operations	(.17)	.07	.70	.08	.62
Distributions:
Dividends from investment income—net	(.33)	(.33)	(.33)	(.31)	(.33)
Dividends from net realized gain on investments	-	(.03)	-	(.03)	(.18)
Total Distributions	(.33)	(.36)	(.33)	(.34)	(.51)
Net asset value, end of period	12.29	12.79	13.08	12.71	12.97
Total Return (%)	(1.35)	.63	5.55	.62	4.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net investment income to average net assets	2.46	2.24	2.14	1.95	2.16
Portfolio Turnover Rate	47.36	72.85	72.21	59.94	43.62
Net Assets, end of period ($ x 1,000)	6,944	9,613	9,619	8,221	9,246
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.60	12.74	12.55	12.75	12.73
Investment Operations:
Investment income—net[a]	.25	.22	.20	.19	.21
Net realized and unrealized
gain (loss) on investments	(.32)	(.10)	.25	(.15)	.17
Total from Investment Operations	(.07)	.12	.45	.04	.38
Distributions:
Dividends from investment income—net	(.27)	(.26)	(.26)	(.24)	(.27)
Dividends from net realized gain on investments	-	-	-	-	(.09)
Total Distributions	(.27)	(.26)	(.26)	(.24)	(.36)
Net asset value, end of period	12.26	12.60	12.74	12.55	12.75
Total Return (%)	(.58)	1.01	3.60	.39	2.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net expenses to average net assets	.55	.56	.56	.55	.55
Ratio of net investment income to average net assets	2.03	1.77	1.61	1.46	1.66
Portfolio Turnover Rate	28.92	48.97	32.99	50.80	42.45
Net Assets, end of period ($ x 1,000)	833,954	838,741	869,419	877,322	912,247
[a] Based on average shares outstanding.

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.60	12.74	12.56	12.75	12.73
Investment Operations:
Investment income—net[a]	.22	.19	.17	.15	.18
Net realized and unrealized
gain (loss) on investments	(.33)	(.10)	.24	(.13)	.16
Total from Investment Operations	(.11)	.09	.41	.02	.34
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.23)	(.21)	(.23)
Dividends from net realized gain on investments	-	-	-	-	(.09)
Total Distributions	(.23)	(.23)	(.23)	(.21)	(.32)
Net asset value, end of period	12.26	12.60	12.74	12.56	12.75
Total Return (%)	(.84)	.75	3.26	.14	2.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net expenses to average net assets	.80	.81	.81	.80	.80
Ratio of net investment income to average net assets	1.78	1.52	1.36	1.21	1.40
Portfolio Turnover Rate	28.92	48.97	32.99	50.80	42.45
Net Assets, end of period ($ x 1,000)	5,756	7,563	8,247	7,468	6,415
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Corporate Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.06	13.07	12.59	12.96	12.49
Investment Operations:
Investment income — net[a]	.44	.42	.39	.35	.32
Net realized and unrealized
gain (loss) on investments	(.50)	.05	.54	(.31)	.56
Total from Investment Operations	(.06)	.47	.93	.04	.88
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.45)	(.41)	(.41)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.48)	(.48)	(.45)	(.41)	(.41)
Net asset value, end of period	12.52	13.06	13.07	12.59	12.96
Total Return (%)	(.48)	3.67	7.55	.31	7.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.56	.56	.56
Ratio of net expenses to average net assets	.55	.56	.56	.56	.56
Ratio of net investment income to average net assets	3.43	3.29	3.10	2.71	2.48
Portfolio Turnover Rate	33.36	33.05	34.99	34.56	33.17
Net Assets, end of period ($ x 1,000)	776,480	784,237	850,017	786,085	747,274
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.

BNY Mellon Corporate Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.07	13.07	12.59	12.96	12.49
Investment Operations:
Investment income — net[a]	.37	.42	.35	.33	.28
Net realized and unrealized
gain (loss) on investments	(.46)	.03	.55	(.32)	.57
Total from Investment Operations	(.09)	.45	.90	.01	.85
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.42)	(.38)	(.38)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.45)	(.45)	(.42)	(.38)	(.38)
Net asset value, end of period	12.53	13.07	13.07	12.59	12.96
Total Return (%)	(.72)	3.53	7.29	.04	6.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.81	.82
Ratio of net expenses to average net assets	.80	.81	.81	.81	.82
Ratio of net investment income to average net assets	3.06	3.02	2.83	2.46	2.21
Portfolio Turnover Rate	33.36	33.05	34.99	34.56	33.17
Net Assets, end of period ($ x 1,000)	2,573	2,807	1,793	5,315	1,519
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.72	11.81	11.84	11.95	12.03
Investment Operations:
Investment income (loss)—net[a]	.14	.08	.04	.06	.02
Net realized and unrealized
gain (loss) on investments	(.18)	(.05)	.05	(.02)	.03
Total from Investment Operations	(.04)	.03	.09	.04	.05
Distributions:
Dividends from investment income—net	(.16)	(.12)	(.12)	(.15)	(.13)
Net asset value, end of period	11.52	11.72	11.81	11.84	11.95
Total Return (%)	(.36)	.26	.77	.31	.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.54	.53
Ratio of net expenses to average net assets	.56	.55	.55	.54	.53
Ratio of net investment income (loss) to average net assets	1.20	.68	.37	.47	.19
Portfolio Turnover Rate	61.04	65.98	100.46	105.49	116.19
Net Assets, end of period ($ x 1,000)	190,515	172,603	214,754	195,648	253,961
[a] Based on average shares outstanding.

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.71	11.79	11.82	11.93	12.01
Investment Operations:
Investment income (loss)—net[a]	.11	.05	.01	.03	(.01)
Net realized and unrealized
gain (loss) on investments	(.19)	(.04)	.05	(.02)	.03
Total from Investment Operations	(.08)	.01	.06	.01	.02
Distributions:
Dividends from investment income—net	(.13)	(.09)	(.09)	(.12)	(.10)
Net asset value, end of period	11.50	11.71	11.79	11.82	11.93
Total Return (%)	(.69)	.10	.51	.07	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.79	.78
Ratio of net expenses to average net assets	.81	.80	.80	.79	.78
Ratio of net investment income (loss) to average net assets	.92	.43	.12	.22	(.06)
Portfolio Turnover Rate	61.04	65.98	100.46	105.49	116.19
Net Assets, end of period ($ x 1,000)	1,494	1,753	1,906	1,576	801
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.64	14.00	13.56	13.77	13.22
Investment Operations:
Investment income—net[a]	.34	.34	.36	.37	.39
Net realized and unrealized
gain (loss) on investments	(.35)	(.27)	.43	(.21)	.55
Total from Investment Operations	(.01)	.07	.79	.16	.94
Distributions:
Dividends from investment income—net	(.34)	(.34)	(.35)	(.37)	(.39)
Dividends from net realized gain on investments	(.00)[b]	(.09)	(.00)[b]	-	-
Total Distributions	(.34)	(.43)	(.35)	(.37)	(.39)
Net asset value, end of period	13.29	13.64	14.00	13.56	13.77
Total Return (%)	(.05)	.60	5.94	1.23	7.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	2.54	2.52	2.58	2.70	2.90
Portfolio Turnover Rate	38.75	32.14	18.61	35.65	24.65
Net Assets, end of period ($ x 1,000)	2,144,898	2,093,660	2,223,660	1,970,693	1,827,575
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.63	13.99	13.54	13.75	13.20
Investment Operations:
Investment income—net[a]	.31	.31	.32	.34	.36
Net realized and unrealized
gain (loss) on investments	(.36)	(.27)	.45	(.22)	.54
Total from Investment Operations	(.05)	.04	.77	.12	.90
Distributions:
Dividends from investment income—net	(.30)	(.31)	(.32)	(.33)	(.35)
Dividends from net realized gain on investments	(.00)[b]	(.09)	(.00)[b]	-	-
Total Distributions	(.30)	(.40)	(.32)	(.33)	(.35)
Net asset value, end of period	13.28	13.63	13.99	13.54	13.75
Total Return (%)	(.30)	.35	5.76	.90	6.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income to average net assets	2.29	2.27	2.33	2.45	2.65
Portfolio Turnover Rate	38.75	32.14	18.61	35.65	24.65
Net Assets, end of period ($ x 1,000)	47,265	52,216	55,272	50,199	42,042
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.83	12.87	12.83	12.94	12.86
Investment Operations:
Investment income—net[a]	.14	.12	.11	.11	.10
Net realized and unrealized
gain (loss) on investments	(.12)	(.02)	.05	(.09)	.09
Total from Investment Operations	.02	.10	.16	.02	.19
Distributions:
Dividends from investment income—net	(.14)	(.12)	(.11)	(.11)	(.10)
Dividends from net realized gain on investments	-	(.02)	(.01)	(.02)	(.01)
Total Distributions	(.14)	(.14)	(.12)	(.13)	(.11)
Net asset value, end of period	12.71	12.83	12.87	12.83	12.94
Total Return (%)	.18	.76	1.21	.17	1.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.50	.50
Ratio of net expenses to average net assets	.51	.51	.51	.50	.50
Ratio of net investment income to average net assets	1.12	.94	.84	.82	.77
Portfolio Turnover Rate	58.52	35.60	51.47	34.24	39.43
Net Assets, end of period ($ x 1,000)	912,838	889,237	1,104,162	1,007,532	1,244,187
[a] Based on average shares outstanding.

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.82	12.86	12.82	12.93	12.85
Investment Operations:
Investment income—net[a]	.11	.09	.08	.08	.07
Net realized and unrealized
gain (loss) on investments	(.12)	(.02)	.05	(.10)	.09
Total from Investment Operations	(.01)	.07	.13	(.02)	.16
Distributions:
Dividends from investment income—net	(.11)	(.09)	(.08)	(.07)	(.07)
Dividends from net realized gain on investments	-	(.02)	(.01)	(.02)	(.01)
Total Distributions	(.11)	(.11)	(.09)	(.09)	(.08)
Net asset value, end of period	12.70	12.82	12.86	12.82	12.93
Total Return (%)	(.07)	.52	.97	(.15)	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net expenses to average net assets	.76	.76	.76	.76	.76
Ratio of net investment income to average net assets	.87	.72	.60	.59	.52
Portfolio Turnover Rate	58.52	35.60	51.47	34.24	39.43
Net Assets, end of period ($ x 1,000)	9,158	13,526	5,880	12,166	9,696
[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.24	12.68	12.31	12.56	12.27
Investment Operations:
Investment income—net[a]	.29	.30	.32	.33	.36
Net realized and unrealized
gain (loss) on investments	(.27)	(.24)	.41	(.25)	.40
Total from Investment Operations	.02	.06	.73	.08	.76
Distributions:
Dividends from investment income—net	(.29)	(.30)	(.32)	(.33)	(.36)
Dividends from net realized gain on investments	(.02)	(.20)	(.04)	-	(.11)
Total Distributions	(.31)	(.50)	(.36)	(.33)	(.47)
Net asset value, end of period	11.95	12.24	12.68	12.31	12.56
Total Return (%)	.22	.55	5.96	.74	6.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.70	.69	.68	.68
Ratio of net expenses to average net assets	.70	.70	.69	.68	.68
Ratio of net investment income to average net assets	2.44	2.44	2.52	2.65	2.89
Portfolio Turnover Rate	38.13	20.07	25.94	35.96	25.84
Net Assets, end of period ($ x 1,000)	184,216	209,457	255,017	276,729	306,673
[a] Based on average shares outstanding.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.23	12.67	12.29	12.54	12.25
Investment Operations:
Investment income—net[a]	.27	.27	.28	.30	.33
Net realized and unrealized
gain (loss) on investments	(.29)	(.24)	.42	(.25)	.39
Total from Investment Operations	(.02)	.03	.70	.05	.72
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.28)	(.30)	(.32)
Dividends from net realized gain on investments	(.02)	(.20)	(.04)	-	(.11)
Total Distributions	(.28)	(.47)	(.32)	(.30)	(.43)
Net asset value, end of period	11.93	12.23	12.67	12.29	12.54
Total Return (%)	(.12)	.30	5.79	.40	6.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.94	.93	.93
Ratio of net expenses to average net assets	.95	.95	.94	.93	.93
Ratio of net investment income to average net assets	2.19	2.20	2.27	2.41	2.64
Portfolio Turnover Rate	38.13	20.07	25.94	35.96	25.84
Net Assets, end of period ($ x 1,000)	5,473	5,043	5,981	5,558	4,437

[a] Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.75	13.16	12.73	12.95	12.62
Investment Operations:
Investment income—net[a]	.30	.30	.31	.33	.36
Net realized and unrealized
gain (loss) on investments	(.35)	(.28)	.43	(.21)	.42
Total from Investment Operations	(.05)	.02	.74	.12	.78
Distributions:
Dividends from investment income—net	(.30)	(.30)	(.31)	(.34)	(.36)
Dividends from net realized gain on investments	(.00)[b]	(.13)	-	-	(.09)
Total Distributions	(.30)	(.43)	(.31)	(.34)	(.45)
Net asset value, end of period	12.40	12.75	13.16	12.73	12.95
Total Return (%)	(.32)	.24	5.88	.98	6.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.54	.54	.53	.53
Ratio of net expenses to average net assets	.54	.54	.54	.53	.53
Ratio of net investment income to average net assets	2.43	2.35	2.39	2.60	2.85
Portfolio Turnover Rate	38.51	31.61	28.71	41.79	32.80
Net Assets, end of period ($ x 1,000)	297,515	297,243	360,108	310,635	305,513
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.75	13.15	12.73	12.94	12.62
Investment Operations:
Investment income—net[a]	.27	.27	.28	.31	.34
Net realized and unrealized
gain (loss) on investments	(.35)	(.27)	.42	(.22)	.40
Total from Investment Operations	(.08)	-	.70	.09	.74
Distributions:
Dividends from investment income—net	(.27)	(.27)	(.28)	(.30)	(.33)
Dividends from net realized gain on investments	(.00)[b]	(.13)	-	-	(.09)
Total Distributions	(.27)	(.40)	(.28)	(.30)	(.42)
Net asset value, end of period	12.40	12.75	13.15	12.73	12.94
Total Return (%)	(.56)	.06	5.54	.73	5.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.79	.78	.78
Ratio of net expenses to average net assets	.79	.79	.79	.78	.78
Ratio of net investment income to average net assets	2.18	2.12	2.15	2.35	2.60
Portfolio Turnover Rate	38.51	31.61	28.71	41.79	32.80
Net Assets, end of period ($ x 1,000)	7,046	9,395	8,410	8,632	9,910
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.20	11.62	11.24	11.40	11.11
Investment Operations:
Investment income—net[a]	.26	.26	.29	.30	.31
Net realized and unrealized
gain (loss) on investments	(.29)	(.24)	.41	(.16)	.46
Total from Investment Operations	(.03)	.02	.70	.14	.77
Distributions:
Dividends from investment income—net	(.26)	(.26)	(.29)	(.30)	(.31)
Dividends from net realized gain on investments	(.00)[b]	(.18)	(.03)	-	(.17)
Total Distributions	(.26)	(.44)	(.32)	(.30)	(.48)
Net asset value, end of period	10.91	11.20	11.62	11.24	11.40
Total Return (%)	(.22)	.31	6.30	1.33	7.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.73	.72	.71	.71
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.36	2.38	2.53	2.64	2.79
Portfolio Turnover Rate	45.71	37.78	36.53	52.79	36.42
Net Assets, end of period ($ x 1,000)	147,343	152,923	175,053	169,337	172,407
[a] Based on average shares outstanding. [b]Amount represents less than $.01 per share.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.20	11.62	11.24	11.40	11.12
Investment Operations:
Investment income—net[a]	.23	.24	.26	.27	.29
Net realized and unrealized
gain (loss) on investments	(.28)	(.24)	.41	(.16)	.44
Total from Investment Operations	(.05)	-	.67	.11	.73
Distributions:
Dividends from investment income—net	(.23)	(.24)	(.26)	(.27)	(.28)
Dividends from net realized gain on investments	(.00)[b]	(.18)	(.03)	-	(.17)
Total Distributions	(.23)	(.42)	(.29)	(.27)	(.45)
Net asset value, end of period	10.92	11.20	11.62	11.24	11.40
Total Return (%)	(.38)	.07	6.03	.98	6.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.98	.97	.96	.96
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.11	2.13	2.28	2.39	2.54
Portfolio Turnover Rate	45.71	37.78	36.53	52.79	36.42
Net Assets, end of period ($ x 1,000)	11,334	13,093	14,322	15,495	16,428
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.15	13.46	12.99	13.16	12.38
Investment Operations:
Investment income — net[a]	.44	.45	.50	.47	.49
Net realized and unrealized
gain (loss) on investments	(.02)	(.32)	.45	(.18)	1.04
Total from Investment Operations	.42	.13	.95	.29	1.53
Distributions:
Dividends from investment income—net	(.45)	(.44)	(.48)	(.46)	(.48)
Dividends from net realized gain on investments	(.00)[b]	(.00)[b]	-	-	(.27)
Total Distributions	(.45)	(.44)	(.48)	(.46)	(.75)
Net asset value, end of period	13.12	13.15	13.46	12.99	13.16
Total Return (%)	3.27	1.11	7.40	2.20	12.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.73	.71	.69	.71
Ratio of net expenses to average net assets	.75	.73	.71	.69	.71
Ratio of interest and expense related to floating rate notes issued to average net assets	.10	.07	.05	.04	.05
Ratio of net investment income to average net assets	3.43	3.44	3.79	3.57	3.88
Portfolio Turnover Rate	41.48	34.78	31.92	41.90	58.87
Net Assets, end of period ($ x 1,000)	1,432,351	1,257,498	1,084,650	1,141,309	1,023,660
[a]Based on average shares outstanding. [b]Amount represents less than $.01 per share.

BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.16	13.46	12.99	13.16	12.38
Investment Operations:
Investment income — net[a]	.40	.41	.47	.43	.46
Net realized and unrealized
gain (loss) on investments	(.02)	(.30)	.44	(.18)	1.05
Total from Investment Operations	.38	.11	.91	.25	1.51
Distributions:
Dividends from investment income—net	(.41)	(.41)	(.44)	(.42)	(.46)
Dividends from net realized gain on investments	(.00)[b]	(.00)[b]	-	-	(.27)
Total Distributions	(.41)	(.41)	(.44)	(.42)	(.73)
Net asset value, end of period	13.13	13.16	13.46	12.99	13.16
Total Return (%)	3.01	.95	7.13	1.93	12.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.99	.96	.96	.98
Ratio of net expenses to average net assets	1.00	.99	.96	.96	.98
Ratio of interest and expense related to floating rate notes issued to average net assets	.10	.07	.05	.04	.05
Ratio of net investment income to average net assets	3.12	3.14	3.55	3.30	3.67
Portfolio Turnover Rate	41.48	34.78	31.92	41.90	58.87
Net Assets, end of period ($ x 1,000)	32,924	57,865	25,463	16,832	5,126
[a] Based on average shares outstanding. [b] Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.30	11.30	11.51	12.57	11.68
Investment Operations:
Investment income—net[a]	.17	.18	.17	.18	.17
Net realized and unrealized
gain (loss) on investments	1.26	1.12	.39	(.46)	1.67
Total from Investment Operations	1.43	1.30	.56	(.28)	1.84
Distributions:
Dividends from investment income—net	(.21)	(.20)	(.19)	(.32)	(.26)
Dividends from net realized gain on investments	(.36)	(.10)	(.58)	(.46)	(.69)
Total Distributions	(.57)	(.30)	(.77)	(.78)	(.95)
Net asset value, end of period	13.16	12.30	11.30	11.51	12.57
Total Return (%)	11.86	11.73	5.08	(2.39)	16.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.38	.38	.37	.35	.35
Ratio of net expenses to average net assets[b]	.29	.30	.27	.26	.26
Ratio of net investment income to average net assets[b]	1.33	1.51	1.52	1.48	1.43
Portfolio Turnover Rate	20.66	27.34	23.99	30.31	48.28
Net Assets, end of period ($ x 1,000)	489,598	460,142	444,399	467,431	493,660
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.39	11.38	11.58	12.64	11.74
Investment Operations:
Investment income—net[a]	.14	.15	.14	.15	.14
Net realized and unrealized
gain (loss) on investments	1.26	1.14	.40	(.46)	1.68
Total from Investment Operations	1.40	1.29	.54	(.31)	1.82
Distributions:
Dividends from investment income—net	(.18)	(.18)	(.16)	(.29)	(.23)
Dividends from net realized gain on investments	(.36)	(.10)	(.58)	(.46)	(.69)
Total Distributions	(.54)	(.28)	(.74)	(.75)	(.92)
Net asset value, end of period	13.25	12.39	11.38	11.58	12.64
Total Return (%)	11.50	11.49	4.89	(2.62)	15.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.63	.63	.62	.60	.61
Ratio of net expenses to average net assets[b]	.54	.55	.52	.51	.52
Ratio of net investment income to average net assets[b]	1.06	1.22	1.25	1.25	1.17
Portfolio Turnover Rate	20.66	27.34	23.99	30.31	48.28
Net Assets, end of period ($ x 1,000)	6,959	6,745	5,131	6,393	8,338
[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.

Financial Highlights (cont’d)

BNY Mellon Government Money Market Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.012	.004	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income--net	(.012)	(.004)	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.24	.38	.04	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.31	.33	.32	.32
Ratio of net expenses to average net assets	.30	.31	.30	.19	.14
Ratio of net investment income to average net assets	1.23	.36	.04	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	774,733	695,342	839,477	329,114	381,864
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%

BNY Mellon Government Money Market Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.010	.002	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income--net	(.010)	(.002)	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.98	.18	.01	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.58	.57	.57
Ratio of net expenses to average net assets	.55	.52	.32	.19	.14
Ratio of net investment income to average net assets	.94	.20	.01	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	16,904	20,368	8,799	8,035	8,056
[a] Amount represents less than $.001 per share.
[b] Amount represents less than .01%.

Financial Highlights (cont’d)

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Class M Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.009	.004	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.009)	(.004)	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.93	.44	.04	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.31	.31	.30	.30
Ratio of net expenses to average net assets	.30	.31	.16	.08	.13
Ratio of net investment income to average net assets	.93	.44	.04	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	763,521	621,435	571,287	780,977	851,238
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.002	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.007)	(.002)	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.68	.19	.01	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.57	.56	.56	.55
Ratio of net expenses to average net assets	.55	.57	.17	.09	.13
Ratio of net investment income to average net assets	.69	.12	.01	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	55	40	2,331	6,788	2,648
[a] Amount represents less than $.001 per share.
[b] Amount represents less than .01%.

NOTES

BNY Mellon Large Cap Stock Fund	BNY Mellon Intermediate Bond Fund
BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Corporate Bond Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Short-Term U.S. Government Securities Fund
BNY Mellon Income Stock Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon International Fund	BNY Mellon Municipal Opportunities Fund
BNY Mellon Emerging Markets Fund	BNY Mellon Asset Allocation Fund
BNY Mellon International Appreciation Fund	BNY Mellon Government Money Market Fund
BNY Mellon International Equity Income Fund	BNY Mellon National Municipal Money Market Fund
BNY Mellon Bond Fund

Series of BNY Mellon Funds Trust

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

The funds' annual and semiannual reports describe the funds' performance, list portfolio holdings and contain a letter from the funds' manager discussing recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during the period covered by the report. Each fund's most recent annual and semiannual report is available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. The money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the Trust's policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Trust's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Wealth Management Clients, please contact your Account Officer or call 1-866-804-5023.

BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services.

Institutional Investors and Clients of Investment Advisory Firms, please contact your financial advisor or call 1-866-804-5023.

Individual Account holders, please call Dreyfus at 1-800-DREYFUS (inside the U.S. only). Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-866-804-5023.

By mail. Wealth Management Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNY Mellon Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Institutional Investors and Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-09903

© 2018 MBSC Securities Corporation MFTP1218

The BNY Mellon Funds

Funds	Investor shares
Ticker Symbols

BNY Mellon Government Money Market Fund	MLOXX
BNY Mellon National Municipal Money Market Fund	MNTXX

P R O S P E C T U S December 31, 2018

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries

BNY Mellon Government Money Market Fund	4
BNY Mellon National Municipal Money Market Fund	7
Fund Details

BNY Mellon Government Money Market Fund	10
BNY Mellon National Municipal Money Market Fund	10
Investment Risks	11
Management	13
Shareholder Guide

Buying, Selling and Exchanging Shares	15
General Policies	18
Distributions and Taxes	18
Financial Highlights	20
For More Information

See back cover.

The Funds

Each fund is offering its Investor shares in this prospectus.

3

Fund Summary

BNY Mellon Government Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor shares
Investment advisory fees	0.15%
Other expenses
Shareholder services fees	0.25%
Administration fees	0.12%
Other expenses of the fund	0.03%
Total annual fund operating expenses	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$56	$176	$307	$689
Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield

4

will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate. Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that the investment adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table shows the average annual total returns of the fund's Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Prior to May 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information shown may have been different if the current investment limitations had been in effect during the period prior to the fund's conversion to a government money market fund.

Year-by-Year Total Returns as of 12/31 each year (%) Investor

Best Quarter Q1, 2008: 0.90% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Investor shares as of September 30, 2018 was 0.91%.

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Investor	0.37%	0.08%	0.32%

For the fund's current yield, BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services.

5

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered by this prospectus only to former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct. You should contact your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan (as defined below) or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments.  This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary.  Ask your financial representative or visit your financial intermediary's website for more information.

6

Fund Summary

BNY Mellon National Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor shares
Investment advisory fees	0.15%
Other expenses
Shareholder services fees	0.25%
Administration fees	0.12%
Other expenses of the fund	0.03%
Total annual fund operating expenses	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$56	$176	$307	$689
Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that the investment adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

7

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or the fund's ability to maintain a stable net asset value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table shows the average annual total returns of the fund's Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%) Investor

Best Quarter Q1, 2008: 0.55% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Investor shares as of September 30, 2018 was 0.61%.

8

Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Investor	0.30%	0.07%	0.21%

For the fund's current yield, BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

Investments in the fund are limited to accounts beneficially owned by natural persons.

In general, the fund’s shares are offered by this prospectus only to former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct. You should contact your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments.  This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary.  Ask your financial representative or visit your financial intermediary's website for more information.

9

Fund Details

Goal and Approach

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of one fund are unrelated to those of any other fund. This combined prospectus has been prepared for the convenience of investors so that investors can consider a number of investment choices in one document.

BNY Mellon Government Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund has been designated as a "government money market fund" as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The repurchase agreements that the fund invests in may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund may not achieve its investment objective when investing in taxable securities. The fund also may invest in custodial receipts.

10

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is limited to investing in high quality securities that the investment adviser has determined present minimal credit risks.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

Investments in the funds are not a bank deposit. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. You could lose money by investing in a fund. Each fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the funds, and you should not expect that the investment adviser or its affiliates will provide financial support to the funds at any time.

Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund currently is not permitted to impose liquidity fees or redemption gates, and the fund's board has no intention to impose a liquidity fee or redemption gate.

The funds also are subject to the investment risks listed in the table below. For a description of the risks listed in the table, please see "Glossary – Investment Risks" below. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

	Government Money Market Fund	National Municipal Money Market Fund
Credit risk		✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity fee and/or redemption gate risk		✓
Liquidity risk	✓	✓
Municipal securities risk		✓
Repurchase agreement counterparty risk	✓
Tax risk		✓
Glossary – Investment Risks

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

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• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

• Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may impair the fund's ability to maintain a stable net asset value. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the fund.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

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Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $249 billion in 148 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors. BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon has $34.5 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Distributor

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of the investment adviser, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any shareholder services fees or other expenses that may be paid by the funds to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, the investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Investment Advisory Fee

For the fiscal year ended August 31, 2018, each fund paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board's approving each fund's investment advisory agreement with the investment adviser is available in the fund's annual report for the fiscal year ended August 31, 2018.

Investment Advisory Fees
Name of Fund	Effective Investment Advisory Fee (as a percentage of average daily net assets)
BNY Mellon Government Money Market Fund	0.15%
BNY Mellon National Municipal Money Market Fund	0.15%

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Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Investor shares in this prospectus to former brokerage clients of BNY Mellon Wealth Advisors whose accounts were converted to accounts that are now held by Dreyfus Brokerage Services, a division of MBSC, for their then existing accounts or to brokerage clients of BNY Mellon Wealth Management Direct, a division of MBSC (collectively, BNY Mellon Wealth Brokerage Clients), to be used as "sweep vehicles" for cash held in their brokerage accounts. Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts). Persons who hold fund shares through BNY Mellon Wealth Brokerage Accounts should contact their financial advisor for information concerning purchasing, selling (redeeming) and exchanging fund shares.

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

As a "retail" money market fund, investments in BNY Mellon National Municipal Money Market Fund are limited to accounts beneficially owned by natural persons (i.e., human beings). As a "retail" money market fund, BNY Mellon National Municipal Money Market Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares. If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund. The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in BNY Mellon National Municipal Money Market Fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above. Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons. The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

Because BNY Mellon National Municipal Money Market Fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Each fund also offers Class M shares pursuant to another prospectus (the Class M Prospectus). Class M shares are generally offered only to Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients), and to certain other persons as more particularly described in the Class M Prospectus. Holders of Investor shares of a fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares

15

converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the Class M Prospectus and the funds' Statement of Additional Information for more information.

You pay no sales charges to invest in the Investor shares of either fund.

Each fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, each fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day.

The time at which a fund's NAV is calculated, and the trading deadline for orders "in proper form" (as defined below), is reflected in the table below. Each fund reserves the right to change the time at which the fund's NAV is calculated and the trading deadline to an earlier time than stated below in the case of an emergency, if regular trading on the NYSE is restricted or closes early, the fixed income securities markets or the Federal Reserve Bank close early, or as otherwise permitted by the Securities and Exchange Commission.

Name of Fund	Fund Calculation of NAV/Trading Deadline for Orders in Proper Form
BNY Mellon Government Money Market Fund	12:00 p.m.
BNY Mellon National Municipal Money Market Fund	12:00 p.m.

All times are Eastern time.

Orders in proper form received and accepted by a fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by a fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed to in advance, each fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier. Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

An order in proper form received and accepted after the time of day at which a fund determines its NAV will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day. If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the funds expect that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire ($1,000 minimum) or electronic check via TeleTransfer ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form.  Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the Securities

16

and Exchange Commission, the fund, and certain other money market funds in the Dreyfus Family of Funds, may borrow money from certain money market funds in the Dreyfus Family of Funds for temporary or emergency purposes to meet redemption requests. The funds also reserve the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Additionally, BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums.  See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.

Potential Restrictions on Fund Redemptions—Fees and Gates

Applicable to BNY Mellon National Municipal Money Market Fund only:

If the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund. "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days.  It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the fund's board, in its discretion, may elect otherwise).  A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day.  Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary.  Liquidity fee proceeds would generally be retained by the fund and may be used to assist the fund to restore its $1.00 share price.  If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the fund's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.

When a liquidity fee or a redemption gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The fund's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.

The fund's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the fund's board determines that it would not be in the best interests of the fund to continue operating.  In the event that the board approves liquidation of the fund, the investment adviser will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

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General Policies

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the investment adviser discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the funds. The investment adviser also believes that money market funds, such as the funds, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of a fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request in whole or in part.

Each fund also reserves the right to change its minimum investment amount.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and the investment adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally declares dividends from its net investment income on each business day (each day the fund calculates its NAV) and pays dividends monthly. Capital gain distributions, if any, are paid annually. For information on reinvestment of dividends and other distributions, contact your financial advisor. There are no fees or sales charges on reinvestments.

BNY Mellon Government Money Market Fund's distributions are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred).

BNY Mellon National Municipal Money Market Fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

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Applicable to BNY Mellon National Municipal Money Market Fund only:

Because liquidity fees may be imposed on redemptions of BNY Mellon National Municipal Money Market Fund, including taxable exchanges into other funds, you may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares. Generally, a shareholder of a money market fund, such as the funds, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) with respect to its shares in the fund, based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year.  Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.

If a liquidity fee is imposed by the fund, it generally would reduce the amount you will receive upon the redemption of your shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

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Financial Highlights

These financial highlights describe the performance of each fund's Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

BNY Mellon Government Money Market Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.010	.002	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.010)	(.002)	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.98	.18	.01	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.58	.57	.57
Ratio of net expenses to average net assets	.55	.52	.32	.19	.14
Ratio of net investment income to average net assets	.94	.20	.01	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	16,904	20,368	8,799	8,035	8,056
[a] Amount represents less than $.001 per share.
[b] Amount represents less than .01%.

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.002	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.007)	(.002)	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.68	.19	.01	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.57	.56	.56	.55
Ratio of net expenses to average net assets	.55	.57	.17	.09	.13
Ratio of net investment income to average net assets	.69	.12	.01	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	55	40	2,331	6,788	2,648
[a] Amount represents less than $.001 per share.
[b] Amount represents less than .01%.

20

NOTES

21

NOTES

22

NOTES

23

BNY Mellon Government Money Market Fund
BNY Mellon National Municipal Money Market Fund

Series of BNY Mellon Funds Trust

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

The funds' annual and semiannual reports describe the funds' performance, list portfolio holdings and contain a letter from the funds' manager discussing recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during the period covered by the report. Each fund's most recent annual and semiannual report is available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The money market funds generally disclose, at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the Trust's policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Trust's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services.

By mail. BNY Mellon Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-09903

© 2018 MBSC Securities Corporation 0559-0576P1218

BNY Mellon Income Stock Fund

Prospectus December 31, 2018

Class	Ticker
A	BMIAX
C	BMISX
I	BMIIX
Y	BMIYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	2
Fund Details

Goal and Approach	6
Investment Risks	7
Management	9
Shareholder Guide

Choosing a Share Class	11
Buying and Selling Shares	17
General Policies	20
Distributions and Taxes	21
Services for Fund Investors	22
Financial Highlights	24
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 11 of the prospectus and in the How to Buy Shares section beginning on page III-1 of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Investment advisory fees	.65	.65	.65	.65
Distribution (12b-1) fees	none	.75	none	none
Other expenses
Shareholder services fees	.25	.25	none	none
Administration fees	.12	.12	.12	.12
Other expenses of the fund	.08	.11	.06	.03
Total annual fund operating expenses	1.10	1.88	.83	.80

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$905	$1,146	$1,838
Class C	$291	$591	$1,016	$2,201
Class I	$85	$265	$460	$1,025
Class Y	$82	$255	$444	$990

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$905	$1,146	$1,838
Class C	$191	$591	$1,016	$2,201
Class I	$85	$265	$460	$1,025
Class Y	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67.57% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select DividendTM Index (Dow Jones Index), an index of 100 U.S. company stocks selected by dividend yield. The fund's portfolio allocations, however, may differ from those of the Dow Jones Index. The fund invests primarily in common stocks but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.

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• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's Class A, Class C, Class I and Class Y shares to those of the Dow Jones Index. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Periods prior to May 31, 2016, the inception date for Class A, Class C, Class I and Class Y shares, reflect the performance of the fund's Class M shares, which are offered in a separate prospectus, adjusted in the table to reflect applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if these expenses had been reflected, the performance shown for Class A, Class C and Class I shares would have been lower. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.

After-tax performance is shown only for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax performance of the fund's other share classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts (IRA). Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
		Best Quarter Q2, 2009: 17.95% Worst Quarter Q4, 2008: -19.85%
The year-to-date total return of the fund′s Class A shares as of September 30, 2018 was 5.08%.
Average Annual Total Returns as of 12/31/17
Class	1 Year	5 Years	10 Years
Class A returns before taxes	8.45%	13.61%	7.31%
Class A returns after taxes on distributions	5.98%	11.03%	5.73%
Class A returns after taxes on distributions and sale of fund shares	6.29%	10.25%	5.50%
Class C returns before taxes	13.01%	14.66%	7.82%
Class I returns before taxes	15.06%	15.02%	7.98%
Class Y returns before taxes	15.20%	15.02%	7.98%
Dow Jones Index reflects no deductions for fees, expenses or taxes	15.44%	15.57%	8.84%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

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John C. Bailer, Brian C. Ferguson and David S. Intoppa are the fund's primary portfolio managers. Mr. Bailer has held that position since December 2011, and Messrs. Ferguson and Intoppa have held that position since December 2015. Mr. Bailer is a senior managing director and senior portfolio manager of U.S. dividend-oriented and large-cap strategies at BNY Mellon Asset Management North America Corporation, an affiliate of The Dreyfus Corporation. Mr. Ferguson is a senior managing director and senior portfolio manager of the U.S. Large Capitalization Value Equity Team of BNY Mellon Asset Management North America Corporation. Mr. Intoppa is a senior research analyst on BNY Mellon Asset Management North America Corporation's Dynamic Large Cap Value strategy. Messrs. Bailer, Ferguson and Intoppa also are employees of The Dreyfus Corporation and manage the fund in their capacity as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Income Stock Fund, BNY Mellon Funds, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Income Stock Fund, BNY Mellon Funds, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The fund's portfolio allocations, however, may differ from those of the Dow Jones Index.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund typically sells a security when the company's potential dividend yield declines, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

The fund invests primarily in common stocks. Although not a principal investment strategy, the fund's stock investments also may include convertible securities (up to 10% of the fund's assets), preferred stocks (up to 10% of the fund's assets), and American Depositary Receipts (ADRs), including those purchased in initial public offerings (IPOs). The fund also may invest in fixed-income securities and money market instruments.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options and futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

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Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

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• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as lending portfolio securities and entering into swap agreements, futures contracts and forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

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• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $249 billion in 148 mutual fund portfolios. For the past fiscal year, the fund paid the investment adviser an investment advisory fee at the annual rate of 0.65% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's investment advisory agreement with the investment adviser is available in the fund's annual report for the fiscal year ended August 31, 2018. The investment adviser has contractually agreed, until June 1, 2019, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of Class A, C, I or Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after June 1, 2019, the fund's investment adviser may terminate this expense limitation at any time. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon has $34.5 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

John C. Bailer, Brian C. Ferguson and David S. Intoppa are the fund's primary portfolio managers. Mr. Bailer has held that position since December 2011, and Messrs. Ferguson and Intoppa have held that position since December 2015. Mr. Bailer is a senior managing director and senior portfolio manager of the U.S. dividend-oriented and large-cap strategies at BNY Mellon Asset North America Corporation, an affiliate of Dreyfus. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since November 1992. Mr. Ferguson is a senior managing director and senior portfolio manager of the U.S. Large Cap Value Equity Team at BNY Mellon Asset Management North America Corporation. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 1997. Mr. Intoppa is a senior research analyst on BNY Mellon Asset Management North America Corporation's Dynamic Large Cap Value strategy. He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 2006. Messrs. Bailer, Ferguson and Intoppa also have been employed by Dreyfus since September 2003, October 2003 and December 2015, respectively, and manage the fund in their capacity as employees of Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser, serves as distributor of the fund. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund (except Class Y shares)or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by the fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to financial

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intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, the investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries) or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. The fund also may offer one or more other classes of shares, described in separate prospectuses. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.dreyfus.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section beginning on page III-1.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

*No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below.  In addition, shareholders purchasing Class A shares of the fund through Ameriprise Financial, Merrill Lynch or Morgan Stanley Wealth Management, as described below, are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are also described below.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than Merrill Lynch (but including Ameriprise Financial and Morgan Stanley Wealth Management), you can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other Dreyfus-managed funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other Dreyfus-managed funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other Dreyfus-managed funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

• Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other Dreyfus-managed funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (i) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (ii) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than Ameriprise Financial, Merrill Lynch or Morgan Stanley Wealth Management:

• full-time or part-time employees, and their spouses or domestic partners and minor children, of Dreyfus or any of its affiliates

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• board members of Dreyfus and board members of the Dreyfus Family of Funds, and their spouses or domestic partners and minor children

• full-time employees, and their spouses and minor children, of financial intermediaries

• "wrap" accounts for the benefit of clients of financial intermediaries

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

• Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

• investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a Dreyfus-managed fund since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

• shares purchased through an Ameriprise Financial investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the Dreyfus Family of Funds)

• shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

• shares purchased from the proceeds of redemptions of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

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Front-end sales charge reductions on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described above in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, as described above in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the Dreyfus Family of Funds held in accounts of the purchaser and the purchaser's household members at Merrill Lynch. Shares of funds in the Dreyfus Family of Funds not held in accounts of the purchaser’s household members at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letter of intent, which allows for breakpoint discounts as described above in this prospectus, based on anticipated purchases of shares of funds in the Dreyfus Family of Funds purchased through Merrill Lynch over a 13-month period.

Front-end sales charge waivers on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through a Merrill Lynch-affiliated investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

• shares purchased through the Merrill Edge Self-Directed platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the Dreyfus Family of Funds)

• shares of the fund received through an exchange of Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares

• shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

• shares purchased by board members of the fund and employees of Dreyfus or any of its affiliates, as described in this prospectus

• shares purchased from the proceeds of a redemption of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (Right of Reinstatement)

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased through a Morgan Stanley self-directed brokerage account

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• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• shares purchased from the proceeds of redemptions from a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative net asset value (NAV) of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by the investment adviser and are not eligible to purchase Class Y shares

• unaffiliated investment companies approved by the fund

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, the investment adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will the

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investment adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund, provided that, in each case, they make an initial investment in Class Y shares of the fund of at least $1 million per plan sponsor or per super-omnibus account or have, in the opinion of the investment adviser, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by the investment adviser and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the Dreyfus Family of Funds

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, the investment adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. The investment adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

• No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

• No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

• To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than Merrill Lynch (but including Ameriprise Financial and Morgan Stanley Wealth Management), in the following cases:

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

CDSC waivers on Class A and C shares purchased through Merrill Lynch

Fund shares purchased through an omnibus account maintained with Merrill Lynch are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

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• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• shares acquired through a Right of Reinstatement (as defined above)

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch

• redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, equity investments are valued on the basis of market quotations or official closing prices. Investments in fixed-income securities generally are valued based on values supplied by an independent pricing service approved by the board of BNY Mellon Funds Trust, of which the fund is a series (the "Trust"). The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board. Fair value of investments may be determined by the Trust's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the Trust's board.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to BNY Mellon Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to BNY Mellon Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional

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investments include an investment slip. Make checks payable to BNY Mellon Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of the automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment. Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For

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these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other Dreyfus-managed funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA tax on early withdrawals should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Income Stock Fund
BNY Mellon Funds
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

19

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Withdrawal Plan, Auto-Exchange Privilege, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor's trading history in other accounts under common ownership or control, in other BNY Mellon Funds and in funds in the Dreyfus Family of Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion,

20

the investment adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund may charge regular accounts with balances below $2,000 an annual fee of $12. The fee generally will be imposed during the fourth quarter of each calendar year.

No small account fee will be charged: any investor whose aggregate fund and Dreyfus-managed mutual fund investments total at least $25,000; IRA accounts; Retirement Plan accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and the investment adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly. Capital gain distributions, if any, are paid annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary

21

income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another BNY Mellon fund or a fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another BNY Mellon fund or a fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another BNY Mellon fund or a fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another BNY Mellon fund or a fund in the Dreyfus Family of Funds.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another BNY Mellon fund or a fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial

22

intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another BNY Mellon fund or a fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request.

Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Wire Redemption and TeleTransfer Privileges

To redeem shares from your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege. To purchase additional shares in your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege. You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.

Account Statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Express Voice-Activated Account Access

You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Express Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus-managed funds using the Express Voice -Activated System. Certain requests require the services of a representative.

23

Financial Highlights

These financial highlights describe the performance of the fund's Class A, C, I and Y shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended August 31,
Class A Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	9.30	8.72	8.42
Investment Operations:
Investment income—net[b]	.18	.17	.05
Net realized and unrealized gain (loss) on investments	1.16	.86	.30
Total from Investment Operations	1.34	1.03	.35
Distributions:
Dividends from investment income--net	(.16)	(.17)	(.05)
Dividends from net realized gain on investments	(.69)	(.28)	-
Total Distributions	(.85)	(.45)	(.05)
Net asset value, end of period	9.79	9.30	8.72
Total Return (%)[c]	15.01	12.18	4.19[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.11	1.15[e]
Ratio of net expenses to average net assets	1.10	1.10	1.15[e]
Ratio of net investment income to average net assets	1.89	2.01	1.96[e]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	4,608	5,112	316
[a] From May 31, 2016 (commencement of initial offering) to August 31, 2016.
[b] Based on average shares outstanding. [c] Exclusive of sales charge. [d] Not annualized. [e] Annualized.

24

Financial Highlights (cont'd)

	Year Ended August 31,
Class C Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	9.28	8.72	8.42
Investment Operations:
Investment income—net[b]	.10	.12	.04
Net realized and unrealized gain (loss) on investments	1.16	.83	.30
Total from Investment Operations	1.26	.95	.34
Distributions:
Dividends from investment income--net	(.09)	(.11)	(.04)
Dividends from net realized gain on investments	(.69)	(.28)	-
Total Distributions	(.78)	(.39)	(.04)
Net asset value, end of period	9.76	9.28	8.72
Total Return (%)[c]	14.07	11.22	4.00[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.85	1.85[e]
Ratio of net expenses to average net assets	1.88	1.81	1.85[e]
Ratio of net investment income to average net assets	1.08	1.30	1.69[e]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	826	1,143	10
[a] From May 31, 2016 (commencement of initial offering) to August 31, 2016.
[b] Based on average shares outstanding. [c] Exclusive of sales charge. [d] Not annualized. [e] Annualized.

25

Financial Highlights (cont'd)

	Year Ended August 31,
Class I Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	9.30	8.72	8.42
Investment Operations:
Investment income—net[b]	.20	.21	.06
Net realized and unrealized gain (loss) on investments	1.16	.84	.30
Total from Investment Operations	1.36	1.05	.36
Distributions:
Dividends from investment income--net	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.69)	(.28)	-
Total Distributions	(.88)	(.47)	(.06)
Net asset value, end of period	9.78	9.30	8.72
Total Return (%)	15.18	12.44	4.26[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.85	.86[d]
Ratio of net expenses to average net assets	.83	.85	.86[d]
Ratio of net investment income to average net assets	2.13	2.30	2.71[d]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	12,491	6,068	10
a From May 31, 2016 (commencement of initial offering) to August 31, 2016. [b] Based on average shares outstanding. [c] Not annualized. [d] Annualized.

	Year Ended August 31,
Class Y Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	9.29	8.72	8.42
Investment Operations:
Investment income—net[b]	.20	.21	.06
Net realized and unrealized gain (loss) on investments	1.17	.83	.30
Total from Investment Operations	1.37	1.04	.36
Distributions:
Dividends from investment income--net	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.69)	(.28)	-
Total Distributions	(.88)	(.47)	(.06)
Net asset value, end of period	9.78	9.29	8.72
Total Return (%)	15.31	12.33	4.26[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.86[d]
Ratio of net expenses to average net assets	.80	.81	.86[d]
Ratio of net investment income to average net assets	2.17	2.27	2.71[d]
Portfolio Turnover Rate	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	12	11	10
[a] From May 31, 2016 (commencement of initial offering) to August 31, 2016. [b] Based on average shares outstanding. [c] Not annualized. [d] Annualized.

26

For More Information

BNY Mellon Income Stock Fund

A series of BNY Mellon Funds Trust

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus)

Portfolio Holdings

Dreyfus-managed funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus-managed money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.

BNY Mellon Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-09903

© 2018 MBSC Securities Corporation 4029P1218

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2018

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, dated as of the date of this SAI, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers: Wealth Management Clients and Investment Advisory Firm Clients – call toll free 1-866-804-5023 (1-617-248-3014 outside the U.S.); Individual Account Holders of Class M shares and Investor shares (other than BNY Mellon Wealth Brokerage Clients) – call toll free 1-800-DREYFUS; holders of Class A, Class C, Class I, Class T or Class Y shares of BNY Mellon Income Stock Fund – call your financial advisor or call toll free 1-800-DREYFUS; BNY Mellon Wealth Brokerage Clients – call toll free 1-800-830-0549 – Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services; and participants in Qualified Employee Benefit Plans and Retirement Plans – call toll free 1-866-804-5023.

The most recent annual report and semi-annual report to shareholders for the funds are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same prospectus date, except if otherwise indicated. Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year ended August 31st. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker
BNY Mellon Asset Allocation Fund	AAF	Class M/MPBLX Investor/MIBLX
BNY Mellon Bond Fund	BF	Class M/MPBFX Investor/MIBDX
BNY Mellon Corporate Bond Fund	CBF	Class M/BYMMX Investor/BYMIX
BNY Mellon Emerging Markets Fund	EMF	Class M/MEMKX Investor/MIEGX
BNY Mellon Focused Equity Opportunities Fund	FEOF	Class M/MFOMX Investor/MFOIX
BNY Mellon Government Money Market Fund	GMMF	Class M/MLMXX Investor/MLOXX
BNY Mellon Income Stock Fund	ISF	Class M/MPISX Investor/MIISX
Class A/BMIAX Class C/BMISX Class I/BMIIX Class Y/BMIYX
Class T/BMTIX*
BNY Mellon Intermediate Bond Fund	IBF	Class M/MPIBX Investor/MIIDX
BNY Mellon International Appreciation Fund	IAF	Class M/MPPMX Investor/MARIX
BNY Mellon International Equity Income Fund	IEIF	Class M/MLIMX Investor/MLIIX
BNY Mellon International Fund	IF	Class M/MPITX Investor/MIINX

GRP12-SAI-1218

Fund	Abbreviation	Share Class/Ticker

BNY Mellon Large Cap Market Opportunities Fund	LCMOF	Class M/MMOMX Investor/MMOIX
BNY Mellon Large Cap Stock Fund	LCSF	Class M/MPLCX Investor/MILCX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MIMBF	Class M/MMBMX Investor/MMBIX
BNY Mellon Mid Cap Multi-Strategy Fund	MCMF	Class M/MPMCX Investor/MIMSX
BNY Mellon Municipal Opportunities Fund	MOF	Class M/MOTMX Investor/MOTIX
BNY Mellon National Intermediate Municipal Bond Fund	NIMBF	Class M/MPNIX Investor/MINMX
BNY Mellon National Municipal Money Market Fund	NMMMF	Class M/MOMXX Investor/MNTXX
BNY Mellon National Short-Term Municipal Bond Fund	NSMBF	Class M/MPSTX Investor/MINSX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	NYITBF	Class M/MNYMX Investor/MNYIX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	PIMBF	Class M/MPPIX Investor/MIPAX
BNY Mellon Short-Term U.S. Government Securities Fund	SUSGSF	Class M/MPSUX Investor/MISTX
BNY Mellon Small Cap Multi-Strategy Fund	SCMF	Class M/MPSSX Investor/MISCX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	SMCMF	Class M/MMCMX Investor/MMCIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	TLCMF	Class M/MTSMX Investor/MTSIX

*Class T shares are not currently being offered.

TABLE OF CONTENTS

PART I

PART II

PART III

HOW TO BUY SHARES	III-1
Information Regarding the Offering of Share Classes	III-1
Investment Minimums	III-3
Small Account Policies	III-4
In-Kind Purchases	III-4
Information Pertaining to Purchase Orders	III-4
Purchases Through Service Agents	III-4
TeleTransfer Privilege	III-5
Reopening an Account (Class A, Class C, Class I and Class Y Shares only)	III-7
Information Relating to Purchase Orders (money market funds only)	III-7
Converting Shares	III-8
Taxpayer ID Number	III-8
Frequent Purchases and Exchanges (non-money market funds only)	III-8
HOW TO REDEEM SHARES	III-8
Class M and Investor Shares	III-10
Contingent Deferred Sales Charge (BNY Mellon Income Stock Fund only)	III-11
Redemption Through an Authorized Entity (Class A, Class C, Class I, Class T and Class Y Shares)	III-11
Redemption Through an Authorized Entity (Retail MMF)	III-12
Checkwriting Privilege	III-12
Wire Redemption Privilege	III-12
TeleTransfer Privilege	III-13
Reinvestment Privilege (Class A Shares)	III-13
Medallion Signature Guarantees	III-13
Redemption Commitment	III-14
Suspension of Redemptions	III-14
Fund Liquidation (money market funds only)	III-14
Liquidity Fees and Redemption Gates (Retail MMF only)	III-14
SHAREHOLDER SERVICES	III-15
Fund	III-15
Auto-Exchange Privilege	III-17
Automatic Asset Builder®	III-17
Government Direct Deposit Privilege	III-17

Payroll Savings Plan	III-18
Dividend Options	III-18
Dividend Sweep	III-18
Dividend ACH	III-18
Automatic Withdrawal Plan	III-18
Letter of Intent—Class A Shares	III-19
Retirement Plans and IRAs—BNY Mellon Income Stock Fund	III-20
DISTRIBUTION PLAN, SERVICE PLAN AND SHAREHOLDER SERVICES PLAN	III-20
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-21
All Funds other than Money Market Funds	III-21
Equity Securities	III-21
Common Stock	III-21
Preferred Stock	III-22
Convertible Securities	III-22
Warrants and Stock Purchase Rights	III-23
IPOs	III-23
Fixed-Income Securities	III-23
U.S. Government Securities	III-25
Corporate Debt Securities	III-25
Ratings of Securities; Unrated Securities	III-26
High Yield and Lower-Rated Securities	III-26
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-27
Inflation-Indexed Securities	III-28
Variable and Floating Rate Securities	III-29
Participation Interests and Assignments	III-29
Mortgage-Related Securities	III-30
Asset-Backed Securities	III-34
Collateralized Debt Obligations	III-35
Municipal Securities	III-35
Taxable Investments (municipal or other tax-exempt funds only)	III-41
Funding Agreements	III-42
Real Estate Investment Trusts (REITs)	III-42
Money Market Instruments	III-42
Bank Obligations	III-42
Repurchase Agreements	III-42
Commercial Paper	III-42
Foreign Securities	III-43
Emerging Markets	III-45
Depositary Receipts and New York Shares	III-46
Sovereign Debt Obligations	III-47
Eurodollar and Yankee Dollar Investments	III-48
Investment Companies	III-48
Private Investment Funds	III-49
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-49
Exchange-Traded Notes	III-49
Master Limited Partnerships (MLPs)	III-50
MLP Common Units	III-50
MLP Subordinated Units	III-51
MLP Convertible Subordinated Units	III-51
MLP Preferred Units	III-51
MLP General Partner Interests	III-51
MLP Debt Securities	III-52
Equity and Debt Securities Issued by Affiliates of MLPs	III-52

MLP I-Shares	III-52
Derivatives	III-52
Risks	III-53
Specific Types of Derivatives	III-54
Foreign Currency Transactions	III-62
Commodities	III-63
Short-Selling	III-63
Lending Portfolio Securities	III-64
Borrowing Money	III-64
Borrowing Money for Leverage	III-64
Reverse Repurchase Agreements	III-65
Forward Commitments	III-65
Forward Roll Transactions	III-65
Illiquid Securities	III-66
Illiquid Securities Generally	III-66
Section 4(2) Paper and Rule 144A Securities	III-66
Non-Diversified Status	III-66
Cybersecurity Risk	III-67
Investments in the Technology Sector	III-67
Investments in the Real Estate Sector	III-67
Investments in the Natural Resources Sector	III-68
Money Market Funds	III-68
Ratings of Securities	III-68
Treasury Securities	III-69
U.S. Government Securities	III-69
Repurchase Agreements	III-69
Bank Obligations	III-70
Bank Securities	III-71
Floating and Variable Rate Obligations	III-71
Participation Interests	III-71
Asset-Backed Securities	III-71
Commercial Paper	III-71
Investment Companies	III-71
Foreign Securities	III-72
Municipal Securities	III-72
Derivative Products	III-72
Stand-By Commitments	III-72
Taxable Investments (municipal or other tax-exempt funds only)	III-72
Illiquid Securities	III-73
Borrowing Money	III-73
Reverse Repurchase Agreements	III-73
Forward Commitments	III-73
Interfund Borrowing and Lending Program	III-73
Lending Portfolio Securities	III-74
RATING CATEGORIES	III-74
S&P	III-74
Moody's	III-76
Fitch	III-78
DBRS	III-80
ADDITIONAL INFORMATION ABOUT THE BOARD	III-81
Board's Oversight Role in Management	III-81
Board Composition and Leadership Structure	III-81
Additional Information About the Board and Its Committees	III-82
MANAGEMENT ARRANGEMENTS	III-82

The Manager	III-82
Sub-Advisers	III-83
Portfolio Managers and Portfolio Manager Compensation	III-83
BNY Mellon AMNA	III-83
BNY Mellon Wealth Management	III-84
Boston Partners	III-84
GCM	III-85
Walter Scott	III-85
Certain Conflicts of Interest with Other Accounts	III-85
Code of Ethics	III-86
Distributor	III-87
Transfer and Dividend Disbursing Agent and Custodian	III-88
Annual Anti-Money Laundering Program Review	III-88
Funds' Compliance Policies and Procedures	III-88
Escheatment	III-88
DETERMINATION OF NAV	III-89
Valuation of Portfolio Securities (funds other than money market funds)	III-89
Valuation of Portfolio Securities (money market funds only)	III-90
Calculation of NAV	III-90
Expense Allocations	III-90
NYSE and Transfer Agent Closings	III-90
DIVIDENDS AND DISTRIBUTIONS	III-90
Funds other than Money Market Funds	III-91
Money Market Funds	III-92
TAXATION	III-92
Taxation of the Funds	III-93
PFICs	III-101
PORTFOLIO TRANSACTIONS	III-102
Trading the Funds' Portfolio Securities	III-103
Soft Dollars	III-105
IPO Allocations	III-106
DISCLOSURE OF PORTFOLIO HOLDINGS	III-106
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES	III-108
Proxy Voting By Dreyfus	III-108
Voting Proxies of Designated BHCs	III-109
Voting Shares of Certain Registered Investment Companies	III-110
SUMMARIES OF THE VOTING GUIDELINES	III-110
Summary of the BNY Mellon Voting Guidelines	III-110
Summary of the ISS Guidelines	III-117
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-129
Massachusetts Business Trusts	III-129
Fund Shares and Voting Rights	III-129
GLOSSARY	III-130

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships during the past five years, are shown below. All of the board members are Independent Board Members. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Patrick J. O'Connor 1943 Board Member, Chairman of the Board (2000)	Attorney, Cozen O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007	N/A
John R. Alchin 1948 Board Member (2008)	Retired since 2007 Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007

Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director (2007 - present) and Chair of Audit Committee (August 2018 – Present)

The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017 – Present)

Ronald R. Davenport 1936 Board Member (2000)	Chairman of Sheridan Broadcasting Corporation since July 1972	N/A
Jack Diederich 1937 Board Member (2000)	Retired; Executive Vice President - Chairman's Counsel of Alcoa Inc. from 1991 to 1997	Continental Mills, a dry baking products company, Board Member
Kim D. Kelly 1956 Board Member (2008)

Consultant since 2005

Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Director and Chair of Broadview Networks Holdings, Inc. from August 2011 to November 2012

MCG Capital Corporation, a business development company, Director (2004 – 2015) Broadview Network Holdings, Inc., Director and Chair (2011-2012)

Name Year of Birth Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Kevin C. Phelan 1944 Board Member (2000)	Mortgage Banker, Colliers International, since March 1978, including Co-Chairman since 2010, President since September 2007 and Executive Vice President and Director from March 1998 to September 2007	N/A

Patrick J. Purcell 1947 Board Member (2000)

Owner of The Boston Herald since February 1994 President and Publisher from February 1994 to 2018

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

President and Chief Executive Officer, Herald Media from 2001 to 2018

N/A

Thomas F. Ryan, Jr. 1941 Board Member (2000)	Retired since April 1999 President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999	RepliGen Corporation, a biopharmaceutical company, Director (2002 - present)
Maureen M. Young 1945 Board Member (2000)	Retired since 2007 Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007	N/A

Each of the board members serves on the board's audit, nominating, litigation, compensation and pricing committees.

Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Trust's or the Manager's counsel; counsel to the Trust and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Patrick J. O'Connor – Mr. O'Connor is Vice Chairman of the law firm Cozen O'Connor, P.C., where his practice involves litigation arising out of contracts, banking matters, estates, professional liability, healthcare and aviation-related claims. Mr. O'Connor has served as a fellow or board member of a number of legal, professional, civic and educational organizations. In addition, Mr. O'Connor is a member of the Board of Directors of Crowley Chemical Company, Inc. and Chairman of the Board of Trustees of Temple University. Mr. O'Connor served as Chairman of Franklin Security Bank from 2008 to 2014.

• John R. Alchin – From 1990 to 2007, Mr. Alchin served in various roles, including Executive Vice President, Co-Chief Financial Officer and Treasurer, as an executive of the Comcast Corporation. Prior to joining Comcast in 1990, Mr. Alchin was a Managing Director of Toronto Dominion Bank from May 1980 to January 1990. Mr. Alchin served as a member of the Board of Directors of Big Brothers Big Sisters of Southeastern Pennsylvania from 2003 to 2012. Mr. Alchin is an Advisory Board Member of MANNA (Metropolitan AIDS Neighborhood Nutrition Alliance), and a Trustee of the Philadelphia Museum of Art and Chairman of the Museum's Finance Committee.

• Ronald R. Davenport – Mr. Davenport is Chairman, and one of the original founders, of Sheridan Broadcasting Corporation, and Co-Chairman of American Urban Radio Networks. Mr. Davenport was Dean of the Duquesne University School of Law from 1970 to 1982, and served as a member of the President's Commission on White House Fellowships and on the National Board of the United States Chamber of Commerce. Mr. Davenport was a Director of Blaylock & Partners, L.P., an investment banking firm, from 2005 to 2006. He is a former member of the National Urban League Board of Directors and former President of the Urban League of Pittsburgh.

• Jack Diederich – Mr. Diederich served as Executive Vice President—Chairman's Counsel of Aluminum Company of America (Alcoa) from August 1991 to January 1997. Mr. Diederich serves on the Boards of Directors of Continental Mills, Inc. and Pittsburgh Parks Conservancy.

• Kim D. Kelly – Ms. Kelly currently serves as a consultant, primarily to private equity firms, in the media and restructuring fields. Most recently, from December 2008 to June 2010, Ms. Kelly served as Chief Restructuring Officer of Equity Media Holdings Corporation, an owner of broadcast stations. Previously, Ms. Kelly held executive positions with a number of large media companies, such as Arroyo Video Solutions, Inc., where she also served on the Board of Directors, Insight Communications Company, Inc. and Insight Midwest, L.P.

• Kevin C. Phelan – Mr. Phelan is President and Co-Chairman of Colliers International (formerly, Colliers Meredith & Grew Inc. and Meredith & Grew, Inc.), a commercial real estate firm. Mr. Phelan joined Meredith & Grew, Inc. in 1978 and founded its Capital Markets group, which represents insurance companies and conduits, and maintains a servicing portfolio valued at $1 billion. In addition, Mr. Phelan has served on correspondent advisory councils for both AEGON U.S.A. Realty Advisors, Inc. and Nationwide Life Insurance Company, as well as numerous non-profit boards and committees.

• Patrick J. Purcell – Mr. Purcell has more than 40 years of experience in the publishing industry. From 1970 to 1980, Mr. Purcell worked for the New York Daily News, and in 1980 he joined News Corporation, where he served in numerous capacities, including Associate Publisher of the Village Voice, Vice President of Advertising Sales for the New York Post, President of News America/Newspapers, President and Chief Executive Officer of News America Publishing, Inc., Publisher of the New York Post and President and

Publisher of the Boston Herald. In 1993, Mr. Purcell purchased the Boston Herald from News Corporation. Mr. Purcell served as Executive Chairman of Ottaway Newspapers, Inc. from 2009 to 2013. In addition, Mr. Purcell serves on the Boards of Directors of a number of non-profit organizations.

• Thomas F. Ryan, Jr. – Mr. Ryan is the former President and Chief Operating Officer of the American Stock Exchange (now known as the NYSE Amex Equities), from which he retired in 1999. Prior to that, Mr. Ryan held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., including serving as its Chairman in 1995. In addition, Mr. Ryan served as a member of the NYSE Market Performance Committee and Chairman of the Traders Advisory Committee to the Chairman of NYSE.

• Maureen M. Young – Ms. Young served as the Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007. Ms. Young also served as a member of the Board of Directors of Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, from January 2001 to January 2008. Ms. Young serves on the Boards of Directors of a number of non-profit organizations.

Committee Meetings

The board's audit committee met twice during the funds' last fiscal year. The nominating, compensation, pricing and litigation committees did not meet.

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of all funds in the aggregate, in each case as of December 31, 2017.

Fund	Patrick J. O'Connor	John R. Alchin	Ronald R. Davenport	Jack Diederich	Kim D. Kelly	Kevin C. Phelan	Patrick J. Purcell	Thomas F. Ryan, Jr.	Maureen M. Young

AAF	None	None	None	None	None	None	None	None	None
BF	None	None	None	None	None	None	None	None	None
CBF	None	None	None	None	None	None	None	None	None
EMF	None	None	None	None	None	$50,001 - $100,000	$10,001-$50,000	None	None
FEOF	None	None	None	None	None	None	None	None	$10,001 - $50,000
GMMF	None	None	None	None	None	None	None	None	None
ISF	None	None	None	None	None	None	$10,001 - $50,000	Over $100,000	None
IBF	None	None	None	None	None	None	None	None	None
IAF	None	None	None	None	None	None	None	None	None
IEIF	None	None	None	None	None	None	None	Over $100,000	None
IF	None	None	$1 - $10,000	None	None	$10,001 - $50,000	$10,001 - $50,000	None	None
LCMOF	None	None	None	None	None	None	None	None	None
LCSF	None	None	None	None	None	Over $100,000	$10,001-$50,000	None	None
MIMBF	None	None	None	None	None	None	$10,001-$50,000	None	None
MCMF	None	None	None	None	None	Over $100,000	$10,001 - $50,000	None	None

Fund	Patrick J. O'Connor	John R. Alchin	Ronald R. Davenport	Jack Diederich	Kim D. Kelly	Kevin C. Phelan	Patrick J. Purcell	Thomas F. Ryan, Jr.	Maureen M. Young

MOF	None	None	None	None	None	None	None	None	None
NIMBF	None	None	None	None	None	None	$10,001-$50,000	None	None
NMMMF	None	None	None	None	None	None	None	None	None
NSMBF	None	None	None	None	None	None	None	None	None
NYITBF	None	None	None	None	None	None	None	None	None
PIMBF	None	None	None	Over $100,000	None	None	None	None	None
SUSGSF	None	None	None	None	None	None	None	None	None
SCMF	None	None	None	None	None	None	$10,001-$50,000	None	None
SMCMF	None	None	None	None	None	None	None	None	None
TLCMF	None	None	None	None	None	None	None	None	None
Aggregate holdings of all funds	None	None	$1 - $10,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	$10,001 - $50,000

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers, as a group.

As of December 31, 2017, none of the board members or their immediate family members owned securities of the Manager, any Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Adviser or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board and Chairman of the Audit Committee receiving additional compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan.

The aggregate amount of fees paid to each current board member by the Trust for the fiscal year ended August 31, 2018 for all funds comprising the Trust were as follows:

Name of Board Member	Aggregate Compensation from the Trust*

John R. Alchin	$125,000
Ronald R. Davenport	$133,500
Jack Diederich	$125,000
Kim D. Kelly	$133,500
Patrick J. O'Connor	$163,500
Kevin C. Phelan	$133,500
Patrick J. Purcell	$125,000
Thomas F. Ryan, Jr.	$153,500
Maureen M. Young	$133,500

* Amount does not include expenses reimbursed by the Trust to board members for attending board meetings.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Patrick T. Crowe 1964 President 2015

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut

None
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of Dreyfus	63 (148)
Bennett A. MacDougall 1971 Chief Legal Officer 2015

Chief Legal Officer of Dreyfus and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015

63 (148)
James Bitetto[1] 1966 Vice President and Secretary 2005	Managing Counsel of BNY Mellon and Secretary of Dreyfus	63 (148)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	63 (148)
Sonalee Cross 1987 Vice President and Assistant Secretary 2018

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015

63 (148)
Maureen E. Kane 1962 Vice President and Assistant Secretary 2015	Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management	63 (148)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon.	63 (148)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	63 (148)
Natalya Zelensky 1985 Vice President and Assistant Secretary 2017

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014

63 (148)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of Dreyfus	63 (148)
Robert S. Robol 1964 Assistant Treasurer 2002	Senior Accounting Manager – Dreyfus Financial Reporting	63 (148)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of Dreyfus	63 (148)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – Fixed Income and Equity Funds of Dreyfus	63 (148)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of Dreyfus, the Trust and the Dreyfus Family of Funds	63 (148)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016

Anti-Money Laundering Compliance Officer of the Trust and the Dreyfus Family of Funds since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Trust, the Dreyfus Family of Funds and the Distributor; and from January 2012 to May 2015, AML Surveillance Officer of the Distributor

57 (142)

1 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

AAF	N/A
BF	N/A
CBF	N/A
EMF	N/A
FEOF	N/A
ISF	N/A
IBF	N/A
IAF	Danny Lai
IEIF	N/A
IF	N/A
LCMOF	N/A
LCSF	N/A
MIMBF	N/A
MCMF	N/A
MOF	N/A
NIMBF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGF	John F. Flahive
SCMF	N/A
SMCMF	N/A
TLCMF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

John C. Bailer	15	$6.2B	3	$362 M	37	$4.6B
Mark A. Bogar	14	$5.5B	3	$143M	12	$548M
C. Wesley Boggs	68	$31.2B	8	$8.0B	176	$21.4B
James Boyd	16	$5.0B	4	$874M	49	$4.7B
Stephanie K. Brandaleone	10	$5.1B	3	$177M	16	$1.5B
Richard A. Brown	126	$111.2B	101	$91.9B	88	$101.2B

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

William S. Cazalet	68	$31.2B	8	$8.0B	176	$21.4B
Gregory J. Conant	2	$348M	None	N/A	336	$1.9B
Joseph M. Corrado	10	$5.1B	3	$177M	16	$1.5B
David Daglio	68	$31.2B	8	$8.0B	176	$21.4B
George E. DeFina	4	$1.7B	1	$22M	1	$83M
Lawrence R. Dunn	1	$192M	None	N/A	45	$612M
Thomas J. Durante	126	$111.2B	101	$91.9B	88	$101.2B
Dale Dutile	16	$5.0B	4	$874M	49	$4.7B
Joseph F. Feeney, Jr.	12	$27.2B	2	$1.9B	33	$3.2B
Brian C. Ferguson	15	$6.2B	3	$362M	37	$4.6B
Sean P. Fitzgibbon	6	$4.9B	None	$0	2	$180M
John F. Flahive	9	$8.2B	None	N/A	None	N/A
Peter D. Goslin	68	$31.2B	8	$8.0B	176	$21.4B
Jane Henderson	3	$5.9B	35	$18.8B	128	$44.1B
David S. Intoppa	15	$6.2B	3	$362M	37	$4.6B
Roy Leckie	3	$5.9B	35	$18.8B	128	$44.1B
Thomas Lee	3	$1.3B	None	N/A	8,395	$8.6B
Andrew R. Leger	14	$5.5B	3	$143M	12	$548M
James A. Lydotes	14	$5.5B	3	$143M	12	$548M
Charlie Macquaker	3	$5.9B	35	$18.8B	128	$44.1B
Jay A. Malikowski	14	$5.5B	3	$143M	12	$548M
Barry Mills	16	$7.5B	1	$202M	21	$2.8B
Jeffrey M. Mortimer	4	$2.3B	None	N/A	None	N/A
José Muñoz	4	$2.9B	None	N/A	221	$3.1B
Thomas Murphy	2	$1.1B	None	N/A	754	$4.8B
Mary Collette O'Brien	2	$2.4B	None	N/A	369	$3.5B
Stephen J. O'Brien	1	$305M	None	N/A	282	$2.1B
Steven L. Pollack	5	$18.6B	1	$1.9B	33	$3.2B
John R. Porter	10	$5.1B	3	$177M	16	$1.5B
William A. Priebe	4	$2.9B	None	N/A	220	$3.1B
William Scott Priebe	5	$2.9B	1	$26M	245	$3.2B
Timothy J. Sanville	3	$2.6B	2	$37M	172	$1.1B
Donald M. Sauber	3	$1.3B	None	N/A	8,395	$8.6B
David Sealy	16	$7.5B	1	$202M	21	$2.8B
Elizabeth Slover	16	$7.5B	1	$202M	21	$2.8B
Caroline Lee Tsao	7	$5.8B	None	N/A	None	N/A
Todd W. Wakefield	10	$5.1B	3	$177M	16	$1.5B
Edward R. Walter	10	$5.1B	3	$177M	16	$1.5B
Karen Q. Wong	126	$111.2B	101	$91.9B	88	$101.2B
Syed A. Zamil	68	$31.2B	8	$8.0B	176	$21.4B
Robert C. Zeuthen	10	$5.1B	3	$177M	16	$1.5B

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

John C. Bailer	Other Accounts	3	$1.4B
Mark A. Bogar	None	None	None
C. Wesley Boggs	Other Accounts	20	$2.7B
James Boyd	Other Accounts	6	$385M
Stephanie K. Brandaleone	None	None	None
Richard A. Brown	None	None	None
William S. Cazalet	Other Accounts	20	$2.7B
Gregory J. Conant	None	None	None
Joseph M. Corrado	None	None	None
David Daglio	Other Accounts	6	$385M
George E. DeFina	None	None	None
Lawrence R. Dunn	None	None	None
Thomas J. Durante	None	None	None
Dale Dutile	Other Accounts	6	$385M
Joseph F. Feeney, Jr.	Other Accounts	1	$22M
Brian C. Ferguson	Other Accounts	3	$1.4B
Sean P. Fitzgibbon	None	None	None
John F. Flahive	None	None	None
Peter D. Goslin	Other Accounts	20	$2.7B
Jane Henderson	Other Accounts	14	$10.3B
David S. Intoppa	Other Accounts	3	$1.4B
Roy Leckie	Other Accounts	14	$10.3B
Thomas Lee	None	None	None
Andrew R. Leger	None	None	None
James A. Lydotes	None	None	None
Charlie Macquaker	Other Accounts	14	$10.3B
Jay A. Malikowski	None	None	None
Barry Mills	Other Accounts	2	$116M
Jeffrey M. Mortimer	None	None	None
José Muñoz	None	None	None
Thomas Murphy	None	None	None
Mary Collette O'Brien	None	None	None
Stephen J. O'Brien	None	None	None
Steven L. Pollack	Other Accounts	1	$22M
John R. Porter	Other Accounts	1	$56M
William A. Priebe	None	None	None
William Scott Priebe	Other Pooled Investment Vehicles	1	$26M
Timothy J. Sanville	None	None	None
Donald M. Sauber	None	None	None
David Sealy	Other Accounts	2	$116M
Elizabeth Slover	Other Accounts	2	$116M
Caroline Lee Tsao	None	None	None
Todd W. Wakefield	Other Accounts	1	$56M
Edward R. Walter	None	None	None

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

Karen Q. Wong	None	None	None
Syed A. Zamil	Other Accounts	20	$2.7B
Robert C. Zeuthen	Other Accounts	1	$56M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John C. Bailer	ISF	$100,001 - 500,000
Mark A. Bogar	IF	None
C. Wesley Boggs	AAF	None
	LCSF	None
	IEIF	None
James Boyd	MCMF	None
	SCMF	None
	SMCMF	None
Stephanie K. Brandaleone	SCMF	None
	SMCMF	None
Richard A. Brown	IAF	None
William S. Cazalet	AAF	None
	LCSF	None
	IAF	None
	IEIF	None
Gregory J. Conant	PIMBF	None
	NYITBF	None
Joseph M. Corrado	SCMF	None
	SMCMF	None
David Daglio	MCMF	None
	SCMF	None
	SMCMF	None
George E. DeFina	EMF	None
Lawrence R. Dunn	SUSGF	None
Thomas J. Durante	IAF	None
Dale Dutile	MCMF	None
	SCMF	None
	SMCMF	None
Joseph F. Feeney, Jr.	MCMF	None
Brian C. Ferguson	LCMOF	None
	TLCMF	None
	ISF	$10,001- $50,000
Sean P. Fitzgibbon	EMF	None
	IF	None
John F. Flahive	AAF	None
	BF	None
	CBF	None
	IBF	None
	MOF	None
	NIMBF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	NSMBF	None
	NYITBF	None
Peter D. Goslin	AAF	None
	LCSF	None
	IEIF	None
Jane Henderson	LCMOF	None
	TLCMF	None
David S. Intoppa	ISF	None
Roy Leckie	LCMOF	None
	TLCMF	None
Thomas Lee	FEOF	None
	LCMOF	None
	TLCMF	None
Andrew R. Leger	IF	None
James A. Lydotes	IF	None
Charlie Macquaker	LCMOF	None
	TLCMF	None
Jay A. Malikowski	EMF	None
Barry Mills	LCMOF	None
	TLCMF	None
Jeffrey M. Mortimer	AAF	None
José Muñoz	MCMF	None
Thomas Murphy	MCMF	None
	TLCMF	None
Rodger Nisbet	LCMOF	None
	TLCMF	None
Mary Collette O'Brien	MIMBF	None
	NIMBF	None
	PIMBF	None
Stephen J. O'Brien	MIMBF	None
Irene D. O'Neill	FEOF	None
	LCMOF	None
	TLCMF	None
Steven L. Pollack	MCMF	None
John R. Porter	MCMF	None
	SCMF	None
	SMCMF	None
William A. Priebe	MCMF	None
William Scott Priebe	MCMF	None
Timothy J. Sanville	BF	None
	CBF	None
	IBF	None
	SUSGF	None
Donald M. Sauber	FEOF	None
	LCMOF	None
	TLCMF	None
David Sealy	LCMOF	None
	TLCMF	None
Elizabeth Slover	LCMOF	None
	TLCMF	None
Clifford A. Smith	IF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Caroline Lee Tsao	LCMOF	None
	MCMF	None
	SCMF	None
	SMCMF	None
	TLCMF	None
Todd W. Wakefield	MCMF	None
	SCMF	None
	SMCMF	None
Edward R. Walter	SCMF	None
	SMCMF	None
Karen Q. Wong	IAF	None
Syed A. Zamil	LCSF	None
	IAF	None
	IEIF	None
	AAF	None
Robert C. Zeuthen	MCMF	None
	SCMF	None
	SMCMF	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Manager's and Sub-Advisers' Compensation

For each fund's last three fiscal years, the investment advisory fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2018 Fiscal Year			2017 Fiscal Year			2016 Fiscal Year
Fund[1]	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

AAF[2]	$1,421,113	$423,988	$997,125	$1,338,791	$355,507	$983,284	$1,295,033	$448,845	$846,168
BF	$4,061,831	$0	$4,061,831	$4,026,369	$0	$4,026,369	$4,062,228	$0	$4,062,228
CBF	$3,159,180	$0	$3,159,180	$3,215,579	$0	$3,215,579	$3,153,877	$0	$3,153,877
EMF	$11,486,563	$0	$11,486,563	$8,464,544	$0	$8,464,544	$8,912,214	$0	$8,912,214
FEOF	$3,756,711	$0	$3,756,711	$3,116,084	$0	$3,116,084	$3,370,728	$0	$3,370,728
GMMF	$1,168,345	$0	$1,168,345	$1,200,801	$6,338	$1,194,463	$549,075	$123,677	$425,398
ISF	$7,990,089	$0	$7,990,089	$7,633,376	$0	$7,633,376	$6,651,989	$0	$6,651,989
IBF	$3,397,166	$0	$3,397,166	$3,411,275	$0	$3,411,275	$3,491,412	$0	$3,491,412
IAF	$393,069	$0	$393,069	$370,809	$0	$370,809	$435,652	$0	$435,652
IEIF	$3,240,035	$0	$3,240,035	$2,684,680	$0	$2,684,680	$2,193,126	$0	$2,193,126
IF	$9,864,697	$0	$9,864,697	$8,505,647	$0	$8,505,647	$8,911,968	$0	$8,911,968
LCMOF[3]	$285,711	$0	$285,711	$305,269	$0	$305,269	$436,783	$0	$436,783
LCSF	$1,872,839	$0	$1,872,839	$1,976,411	$0	$1,976,411	$2,325,799	$0	$2,325,799
MIMBF	$1,060,556	$0	$1,060,556	$1,104,295	$0	$1,104,295	$1,199,617	$0	$1,199,617
MCMF	$23,802,427	$0	$23,802,427	$19,870,024	$0	$19,870,024	$17,489,405	$0	$17,489,405
MOF	$6,378,533	$0	$6,378,533	$5,992,419	$0	$5,992,419	$5,635,171	$0	$5,635,171
NIMBF	$7,581,221	$0	$7,581,221	$7,496,313	$0	$7,496,313	$7,491,152	$0	$7,491,152
NMMMF	$1,071,001	$0	$1,071,001	$818,832	$0	$818,832	$1,249,684	$791,254	$458,430
NSMBF	$3,258,007	$0	$3,258,007	$3,358,514	$0	$3,358,514	$3,593,403	$0	$3,593,403
NYITBF	$809,556	$214,544	$595,012	$855,809	$230,644	$625,165	$916,624	$227,491	$689,133

	2018 Fiscal Year			2017 Fiscal Year			2016 Fiscal Year
Fund[1]	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

PIMBF	$1,002,496	$0	$1,002,496	$1,157,076	$0	$1,157,076	$1,372,047	$0	$1,372,047
SUSGSF	$610,182	$0	$610,182	$698,768	$0	$698,768	$703,818	$0	$703,818
SCMF	$5,043,474	$0	$5,043,474	$4,060,675	$0	$4,060,675	$3,167,343	$0	$3,167,343
SMCMF	$2,626,151	$0	$2,626,151	$2,407,608	$0	$2,407,608	$2,256,473	$0	$2,256,473
TLCMF[3]	$1,852,991	$0	$1,852,991	$1,803,932	$0	$1,803,932	$1,920,376	$0	$1,920,376

1 The fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases.

2 The fund has agreed to pay an investment advisory fee at the annual rate of 0.65% applied to that portion of the fund's average daily net assets allocated to direct investments in equity securities, 0.40% applied to that portion of the fund's average daily net assets allocated to direct investments in debt securities and 0.15% applied to that portion of the fund's average daily net assets allocated to investments in money market instruments and the Underlying Funds in which it invests.

3 The funds have each agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of the fund's average daily net assets allocated to direct investments in securities, and 0.15% applied to that portion of the fund's average daily net assets allocated to any Underlying Funds.

The contractual fee rates paid by the Manager to a fund's Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Sub-Advisers	Fee Rate	Effective Fee Rate for the Last Fiscal Year

LCMOF	Walter Scott	0.41%	0.04%
TLCMF	Walter Scott	0.41%	0.02%
MCMF	GCM/Boston Partners	0.19%*	0.19%*

* Rates shown are the combined contractual and effective fee rates for the fund's Sub-Advisers, GCM and Boston Partners, for the fund's last fiscal year. Pursuant to an exemptive order issued by the SEC, the allocation of the fee between GCM and Boston Partners is not disclosed.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser(s) and the net fees paid were as follows:

	2018 Fiscal Year			2017 Fiscal Year			2016 Fiscal Year
Fund/ Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

LCMOF/ Walter Scott	$27,648	$0	$27,648	$29,727	$0	$29,727	$44,822	$0	$44,822
TLCMF/ Walter Scott	$74,629	$0	$74,629	$72,880	$0	$72,880	$78,461	$0	$78,461
MCMF/ Both Sub-Advisers	$5,235,755	$0	$5,235,755	$4,328,580	$0	$4,328,580	$3,872,892	$0	$3,872,892

Compliance Services

The Trust's compliance program is developed, implemented and maintained by the Trust's Chief Compliance Officer (the "CCO") and his staff. The funds bear a portion of the CCO's compensation (which is approved by the board), as well as the compensation of the CCO's staff and the expenses of the CCO and his staff (including administrative expenses). The CCO's staff works exclusively on the compliance program and related matters for the funds and funds in the Dreyfus Family of Funds, and compensation and expenses of the CCO and his staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers). Such compensation and expenses for the Trust's last fiscal year were as follows:

Fund	CCO and Staff Compensation and Expenses

AAF	$15,923
BF	$13,269
CBF	$13,269
EMF	$13,269
FEOF	$13,269
GMMF	$13,269
IAF	$13,269
IBF	$13,269
IEIF	$13,269
IF	$13,269
ISF	$13,269
LCMOF	$18,576
LCSF	$13,269
MIMBF	$13,269
MCMF	$21,230
MOF	$13,269
NIMBF	$13,269
NMMMF	$13,269
NSMBF	$13,269
NYITBF	$13,269
PIMBF	$13,269
SCMF	$13,269
SMCMF	$13,269
SUSGSF	$13,269
TLCMF	$18,576

ADMINISTRATION COMPENSATION

Administration fees paid to The Bank of New York Mellon for the last three fiscal years were as follows:

Fund	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year

AAF	$210,001	$204,478	$194,777
BF	$1,245,389	$1,252,931	$1,272,534
CBF	$968,494	$1,000,689	$987,875
EMF	$1,225,274	$915,867	$970,633
FEOF	$657,852	$554,011	$603,260
GMMF	$954,818	$995,312*	$447,241
ISF	$1,507,326	$1,461,649	$1,282,041
IBF	$1,041,586	$1,070,910	$1,093,719
IAF	$96,691	$92,304	$109,159
IEIF	$467,595	$393,052	$323,190
IF	$1,425,526	$1,245,350	$1,313,669
LCMOF	$41,110	$44,310	$64,013

Fund	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year

LCSF	$353,388	$378,500	$448,259
MIMBF	$371,682	$392,731	$429,488
MCMF	$3,891,155	$3,297,320	$2,921,539
MOF	$1,563,885	$1,491,512	$1,412,255
NIMBF	$2,656,410	$2,665,977	$2,681,988
NMMMF	$875,176	$679,410	$561,050
NSMBF	$1,141,692	$1,194,503	$1,286,451
NYITBF	$198,749	$213,059	$229,720
PIMBF	$245,934	$288,076	$343,859
SUSGSF	$213,730	$248,580	$251,963
SCMF	$727,285	$594,565	$466,819
SMCMF	$429,403	$399,565	$376,919
TLCMF	$296,620	$290,520	$309,916
* Amount represents the net fee payable, based on a fee payable in the amount of $996,591 and a reduction in fee in the amount of $1,279.

SECURITIES LENDING ACTIVITIES
(non-money market funds only)

The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to Dreyfus for cash collateral management and fees paid to BNY Mellon as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:

Fund	AAF	BF	CBF	EMF	FEOF	ISF	IBF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$4,754	$81,769	$394,427	$86,774	$26,414	$248,737	$123,504
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$433	$8,791	$36,671	$3,222	$4,106	$15,837	$13,236
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$143	$2,879	$25,806	$5,777	$0	$12,729	$3,217
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$1,789	$23,761	$130,678	$59,071	$0	$143,786	$37,397
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$576	$11,670	$62,477	$8,999	$4,106	$28,566	$16,453
Net income from securities lending activities	$2,384	$46,206	$200,467	$18,648	$22,233	$76,384	$69,529

Fund	LCMOF	LCSF	MCMF	SUSGSF	SCMF	SMCMF	TLCMF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,235	$8,950	$767,823	$18,333	$838,697	$373,057	$11,398
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$59	$659	$55,201	$2,254	$105,568	$39,040	$721
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$54	$453	$50,798	$511	$49,337	$22,927	$493
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$804	$4,652	$358,818	$4,211	$81,236	$90,017	$6,480
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$113	$1,112	$105,999	$2,765	$154,905	$61,967	$1,214
Net income from securities lending activities	$317	$3,186	$300,937	$11,313	$599,630	$219,907	$3,704

The services provided by BNY Mellon as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions; and arranging for return of loaned securities to the fund at loan termination.

GMMF, IAF, IEIF, IF, MIMBF, MOF, NIMBF, NMMMF, NSMBF, NYITBF and PIMBF did not engage in any securities lending activity during the most recent fiscal year.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of all classes of shares (sales loads) (as applicable) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor (shares that are subject to commissions on sales and/or a CDSC were not offered prior to May 1, 2016).

Fund		2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year

ISF	Total commissions	$16,097	$307	$1,039
	Commission amount retained	$337	$307	$1,039
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

The amounts paid by each fund to the Distributor under the fund's Distribution Plan, Service Plan and/or Shareholder Services Plan, as applicable, for services described in Part III of this SAI under "Distribution Plan, Service Plan and Shareholder Services Plan" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

AAF	Shareholder Services Plan	Investor shares	$16,248	N/A	N/A	$16,248

BF	Shareholder Services Plan	Investor shares	$19,349	N/A	N/A	$19,349

CBF	Shareholder Services Plan	Investor shares	$4,752	N/A	N/A	$4,752

EMF	Shareholder Services Plan	Investor shares	$51,384	N/A	N/A	$51,384

FEOF	Shareholder Services Plan	Investor shares	$18,982	N/A	N/A	$18,982

GMMF	Shareholder Services Plan	Investor shares	$43,300	N/A	N/A	$43,300

ISF	Distribution Plan	Class C	$6,681	N/A	N/A	$6,681
	Shareholder Services Plan	Investor shares	$71,439	N/A	N/A	$71,439
		Class A	$9,845	N/A	N/A	$9,845
		Class C	$2,227	N/A	N/A	$2,227
	Service Plan	Class T1	$0	N/A	N/A	$0

IBF	Shareholder Services Plan	Investor shares	$15,227	N/A	N/A	$15,227

IAF	Shareholder Services Plan	Investor shares	$3,814	N/A	N/A	$3,814

IEIF	Shareholder Services Plan	Investor shares	$3,340	N/A	N/A	$3,340

IF	Shareholder Services Plan	Investor shares	$49,577	N/A	N/A	$49,577

LCMOF	Shareholder Services Plan	Investor shares	$1,507	N/A	N/A	$1,507

LCSF	Shareholder Services Plan	Investor shares	$24,990	N/A	N/A	$24,990

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

MIMBF	Shareholder Services Plan	Investor shares	$19,200	N/A	N/A	$19,200

MCMF	Shareholder Services Plan	Investor shares	$246,179	N/A	N/A	$246,179

MOF	Shareholder Services Plan	Investor shares	$85,601	N/A	N/A	$85,601

NIMBF	Shareholder Services Plan	Investor shares	$117,309	N/A	N/A	$117,309

NMMMF	Shareholder Services Plan	Investor shares	$134	N/A	N/A	$134

NSMBF	Shareholder Services Plan	Investor shares	$23,797	N/A	N/A	$23,797

NYITBF	Shareholder Services Plan	Investor shares	$29,589	N/A	N/A	$29,589

PIMBF	Shareholder Services Plan	Investor shares	$14,064	N/A	N/A	$14,064

SUSGSF	Shareholder Services Plan	Investor shares	$4,054	N/A	N/A	$4,054
SCMF	Shareholder Services Plan	Investor shares	$54,326	N/A	N/A	$54,326

SMCMF	Shareholder Service Plan	Investor shares	$9,170	N/A	N/A	$9,170

TLCMF	Shareholder Services Plan	Investor shares	$15,762	N/A	N/A	$15,762

1  Class T shares were not offered during the fund's last fiscal year.

OFFERING PRICE

(BNY Mellon Income Stock Fund – Class A and Class T shares only)

Set forth below is an example of the method of computing the offering price of BNY Mellon Income Stock Fund's Class A and Class T shares. The example assumes a purchase of Class A or Class T shares aggregating less than $50,000 or $250,000, respectively, subject to the schedule of sales charges set forth in the fund's prospectus offering Class A, C, I and Y shares or Class T shares, respectively, at a price based upon the NAV of a Class A share or Class T share, as applicable, at the close of business on the last business day of the fund's last fiscal year, except as indicated. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part III of this SAI.

Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

Class A	$9.79	5.75% of offering price (6.10% of NAV per share)	$0.60	$10.39
Class T1	N/A	2.50% of offering price (2.60% of NAV per share)	N/A	N/A

1 Class T shares are not currently being offered.

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	NIMBF	NSMBF	PIMBF	MIMBF	NYITBF	MOF

AAA	Aaa	AAA	7.9%	14.0%	1.5%	4.8%	7.3%	4.5%
AA	Aa	AA	46.7%	29.5%	42.2%	48.1%	43.0%	23.5%
A	A	A	31.3%	32.4%	43.7%	22.0%	36.4%	27.6%
BBB	Baa	BBB	11.0%	14.4%	6.2%	23.2%	9.5%	27.0%
BB	Ba	BB	0.4%	0.0%	0.7%	0.0%	0.8%	8.3%
B	B	B	0.1%	0.4%	0.0%	0.0%	0.0%	3.7%
CCC	Caa	CCC	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
CC	Ca	CC	0.0%	0.1%	1.6%	0.0%	0.0%	1.6%
C	C	C	0.0%	0.0%	0.1%	0.1%	0.0%	0.1%
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	0.0%	3.8%	0.0%	0.0%	0.0%	0.4%
F-2	MIG 2/P-2	SP-2/A-2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Not Rated	Not Rated	Not Rated	2.6%[1]	5.4%[2]	4.0%[3]	1.8%[4]	3.0%[5]	3.1%[6]
Total			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (1.7%), A/A (0.2%) and BB/Ba (0.7%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.7%), AA/Aa (3.2%) and A/A (1.5%).

3 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (2.2%), BBB/Baa (0.6%) and BB/Ba (1.2%).

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.2%), AA/Aa (0.8%) and BB/Ba (0.8%).

5 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.6%), A/A (1.0%) and BB/Ba (1.4%).

6 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (2.5%) and BB/Ba (0.6%).

RATINGS OF MUNICIPAL OBLIGATIONS
(BNY Mellon National Municipal Money Market Fund)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, was as follows:

Fitch	Moody's	S&P	NMMMF

F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	82.2%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	0.0%

Fitch	Moody's	S&P	NMMMF

AAA/AA	Aaa/Aa	AAA/AA	11.9%
Not Rated	Not Rated	Not Rated	5.9%*
Total			100.0%

* Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 or SP1+/SP1 rating categories

RATINGS OF CORPORATE AND GOVERNMENT DEBT SECURITIES

The average distribution of investments (at value) in corporate and government debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in corporate and/or government debt securities was as follows:

Fitch	Moody's	BF	CBF	IBF	SUSGSF

AAA	Aaa	55.6%	0.0%	48.1%	97.0%
AA	Aa	7.7%	0.3%	8.5%	0.5%
A	A	9.6%	11.0%	14.4%	0.3%
BBB	Baa	25.4%	74.5%	27.6%	0.0%
BB	Ba	0.4%	11.2%	0.0%	0.0%
B	B	0.0%	0.0%	0.0%	0.0%
CCC	Caa	0.0%	0.0%	0.0%	0.0%
CC	Ca	0.0%	0.0%	0.0%	0.0%
Not Rated	Not Rated	0.5%[1]	1.4%[2]	0.5%[3]	0.0%
Total		99.2%[4]	98.4%[5]	99.1%[6]	97.8%[7]

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories BBB/Baa (0.5%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories BBB/Baa (0.9%) and BB/Ba (0.5%).

3 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories BBB/Baa (0.5%).

4 The fund's net cash position on August 31, 2017 was (0.8%).

5 The fund's net cash position on August 31, 2017 was (1.6%).

6 The fund's net cash position on August 31, 2017 was (0.9%).

7 The fund's net cash position on August 31, 2017 was (2.2%).

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

AAF	UBS Securities LLC	$9,632,421
	Sanford C. Bernstein & Co., LLC	$8,109,866
	Suntrust Investment Services, Inc.	$7,282,995
	Robert W. Baird & Co. Incorporated	$7,210,683
	Wells Fargo Securities, LLC	$3,956,285

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

	Barclays Capital Inc.	$3,850,646
	INTL FCStone Financial Inc.	$3,844,597
	FTN Financial Securities Corp	$3,125,207
	Scotia Capital (USA) Inc.	$2,604,148
	BNP Paribas Securities Corp.	$2,578,574

BF	Robert W. Baird & Co. Incorporated	$114,304,450
	Suntrust Robinson Humphrey, Inc.	$112,447,528
	Wells Fargo & Co.	$75,678,599
	FTN Financial Securities Corp	$47,624,860
	RBC Capital Markets, LLC	$44,203,097
	Nomura Securities International, Inc.	$30,086,201
	BOK Financial Securities, Inc.	$29,564,044
	Barclays Capital Inc.	$29,396,177
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$28,550,180
	Jefferies LLC	$28,312,674

CBF	Citigroup Global Markets Inc.	$73,558,633
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$60,561,631
	Wells Fargo Securities, LLC	$60,251,068
	Goldman, Sachs & Co.	$60,101,846
	Morgan Stanley & Co. LLC	$28,686,060
	Barclays Capital Inc.	$27,328,699
	J.P. Morgan Securities, LLC	$26,993,095
	Robert W. Baird & Co. Incorporated	$15,040,183
	Seaport Global Securities LLC	$14,290,183
	Credit Suisse Securities (USA), Inc.	$12,744,715

EMF	N/A	N/A

FEOF	N/A	N/A

GMMF	BNP Paribas Securities Corp.	$21,239,000,000
	Credit Agricole Securities (USA) Inc.	$14,901,000,000
	TD Ameritrade Clearing, Inc.	$13,352,000,000
	ABN AMRO Securities (USA) LLC	$10,674,000,000
	Scotia Capital (USA) Inc.	$9,575,948,875
	UBS Securities LLC	$2,412,246,829
	Barclays Capital Inc.	$397,541,278
	Daiwa Capital Markets America Inc.	$390,315,504
	Deutsche Bank Securities Inc.	$248,910,320
	Citigroup Global Markets Inc.	$188,456,028

ISF	N/A	N/A

IBF	Wells Fargo Securities, LLC	$64,019,722
	Goldman, Sachs & Co. LLC	$42,900,319
	Citigroup Global Markets Inc.	$40,748,477
	Scotia Capital (USA) Inc.	$39,956,869
	Deutsche Bank Securities Inc.	$28,309,121
	RBC Capital Markets, LLC	$28,225,196

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$25,274,054
	Barclays Capital Inc.	$25,090,839
	Credit Suisse Securities (USA) LLC	$24,343,575
	Jefferies LLC	$19,069,286

IAF	N/A	N/A

IEIF	N/A	N/A

IF	N/A	N/A

LCMOF	N/A	N/A

LCSF	N/A	N/A

MIMBF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$106,621,826
	J. P. Morgan Securities LLC	$52,662,834
	U. S. Bancorp Investments, Inc.	$37,799,996
	Morgan Stanley & Co. LLC	$37,057,866
	Barclays Capital Inc.	$32,323,417
	Jefferies LLC	$22,239,430
	UBS Securities LLC	$14,959,199
	Piper Jaffray & Co.	$14,742,541
	Goldman Sachs & Co. LLC	$11,073,655
	RBC Capital Markets, LLC	$9,860,056

MCMF	N/A	N/A

MOF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$406,323,123
	Morgan Stanley & Co. LLC	$312,974,079
	J. P. Morgan Securities LLC	$289,162,934
	Wells Fargo Securities, LLC	$221,339,804
	Jefferies LLC	$194,840,976
	Goldman Sachs & Co. LLC	$109,599,807
	Citigroup Global Markets Inc.	$96,406,306
	Piper Jaffray & Co.	$96,302,384
	U. S. Bancorp Investments, Inc.	$96,400,012
	Barclays Capital Inc.	$41,879,805

NIMBF	Morgan Stanley & Co. LLC	$365,810,653
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$340,370,100
	Wells Fargo Securities, LLC	$265,423,942
	Jefferies LLC	$241,834,086
	Goldman Sachs & Co. LLC	$206,895,765
	RBC Capital Markets, LLC	$163,480,595
	Citigroup Global Markets Inc.	$154,323,899
	U. S. Bancorp Investments, Inc.	$137,241,815
	Barclays Capital Inc.	$92,383,573
	TD Ameritrade Clearing, Inc.	$82,020,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

NMMMF	J. P. Morgan Securities LLC	$2,270,963,875
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$1,937,738,518
	Morgan Stanley & Co. LLC	$1,068,997,966
	Wells Fargo Securities, LLC	$936,958,732
	Barclays Capital Inc.	$5689,183,294
	TD Ameritrade Clearing, Inc.	$530,187,163
	Mizuho Securities USA LLC	$500,580,000
	U. S. Bancorp Investments, Inc.	$357,740,203
	Citigroup Global Markets Inc.	$342,087,390
	Goldman Sachs & Co. LLC	$313,845,482

NSMBF	J. P. Morgan Securities LLC	$322,705,430
	Morgan Stanley & Co. LLC	$292,993,350
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$197,009,618
	Goldman Sachs & Co. LLC	$167,066,725
	Wells Fargo Securities, LLC	$157,779,426
	U. S. Bancorp Investments, Inc.	$87,172,983
	Piper Jaffray & Co.	$86,335,015
	TD Ameritrade Clearing, Inc.	$81,546,047
	Jefferies LLC	$76,988,536
	Citigroup Global Markets Inc.	$58,594,346

NYITBF	Goldman Sachs & Co. LLC	$40,450,773
	J. P. Morgan Securities LLC	$30,055,958
	Morgan Stanley & Co. LLC.	$30,055,958
	Merrill Lync, Pierce, Fenner & Smith Incorporated	$11,783,449
	Wells Fargo Clearing Services, LLC	$10,423,962
	Mesirow Financial, Inc.	$10,353,291
	Citigroup Global Markets Inc.	$9,793,841
	Jefferies LLC	$9,352,730
	U. S. Bancorp Investments, Inc.	$8,160,000
	National Financial Services LLC	$5,499,536

PIMBF	J. P. Morgan Securities LLC	$40,708,539
	Morgan Stanley & Co. LLC.	$40,606,692
	Wells Fargo Securities, LLC	$39,199,695
	Merrill Lync, Pierce, Fenner & Smith Incorporated	$26,753,598
	Piper Jaffray & Co.	$20,729,455
	Citigroup Global Markets Inc.	$16,437,576
	Goldman Sachs & Co. LLC	$15,400,000
	Jefferies LLC	$12,67,346
	Mizuho Securities USA LLC	$7,499,530
	Mesirow Financial, Inc.	$7,499,530

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

SUSGSF	FTN Financial Securities Corp	$33,254,440
	Robert W. Baird & Co. Incorporated	$18,353,017
	Jefferies LLC	$17,643,373
	BMO Capital Markets Corp.	$15,991,113
	RBC Capital Markets, LLC	$9,945,804
	TD Securities (USA) LLC	$8,891,250
	BNP Paribas Securities Corp.	$8,434,502
	Scotia Capital (USA) LLC	$8,407,021
	Credit Suisse Securities, LLC	$7,711,260
	Wells Fargo Securities, LLC	$7,483,003

SCMF	N/A	N/A

SMCMF	N/A	N/A

TLCMF	N/A	N/A

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years, none of which was paid to Affiliated Brokers,* were as follows:

Fund	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year

AAF	$20,114	$27,499	$28,070
BF	N/A**	N/A	N/A
CBF	N/A	N/A	N/A
EMF	$2,263,118	$2,194,497	$3,001,454
FEOF	$279,455	$484,915	$300,598
GMMF	N/A	N/A	N/A
ISF	$767,008	$642,129	$777,418
IBF	N/A	N/A	N/A
IAF	$3,502	$6,389	$10,860
IEIF	$303,860	$261,849	$233,590
IF	$1,254,209	$1,660,176	$1,669,406
LCMOF	$7,493	$23,461	$22,020
LCSF	$59,980	$95,589	$125,523
MIMBF	$1,249	$2,536	$5,327
MCMF	$1,358,530	$1,628,546	$1,860,375
MOF	$23,753	$47,702	$90,373
NIMBF	$8,813	$16,883	$31,783
NMMMF	N/A	N/A	N/A
NSMBF	N/A	N/A	$7,495
NYITBF	$671	$1,358	$2,916
PIMBF	$848	$1,845	$4,491
SUSGSF	N/A	N/A	N/A
SCMF	$613,802	$703,593	$795,719
SMCMF	$321,171	$375,935	$501,675
TLCMF	$36,282	$63,477	$60,353

*  Unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY Mellon. The funds paid no fees directly to affiliated clearing brokers.

**  N/A = Not Applicable

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

AAF	N/A
BF	N/A
CBF	N/A

EMF	N/A
FEOF	N/A

GMMF	N/A

ISF	N/A

IBF	N/A
IAF	N/A

IEIF	N/A
IF	N/A

LCMOF	N/A
LCSF	N/A

Fund	Reason for Any Material Difference in Commissions

MIMBF	N/A
MCMF	N/A
MOF	N/A
NIMBF	N/A
NMMMF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGSF	N/A
SCMF	N/A
SMCMF	N/A
TLCMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

AAF	$83,921,215	$17,957
BF	N/A	N/A
CBF	N/A	N/A
EMF	$924,107,571	$1,870,654
FEOF	$437,336,449	$275,075
GMMF	N/A	N/A
ISF	$580,309,440	$374,242
IBF	N/A	N/A
IAF	$0	$0
IEIF	$0	$0
IF	$617,878,003	$913,950
LCMOF	$0	$0
LCSF	$226,434,730	$48,506
MIMBF	N/A	N/A
MCMF	$1,372,436,018	$944,743
MOF	N/A	N/A
NIMBF	N/A	N/A
NMMMF	N/A	N/A
NSMBF	N/A	N/A
NYITBF	N/A	N/A
PIMBF	N/A	N/A
SUSGSF	N/A	N/A
SCMF	$306,633,561	$391,067
SMCMF	$188,385,447	$204,597
TLCMF	$0	$0

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

AAF	N/A
BF	N/A
CBF	N/A
EMF	N/A
FEOF	N/A
ISF	N/A
IBF	N/A
IAF	N/A

IEIF	N/A
IF	N/A

LCMOF	N/A
LCSF	N/A
MIMBF	N/A
MCMF	N/A
MOF	N/A
NIMBF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A

SUSGSF	N/A

SCMF	N/A
SMCMF	N/A
TLCMF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding. All information is as of December 3, 2018.

Fund	Class	Name and Address	Percent Owned

AAF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.9988%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	62.1315%

		Morgan Stanley Smith Barney LLC For the exclusive Benefit of Its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	15.0584%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.7707%

		Mechanics Bank Omnibus Account for Reinvestment 1111 Civic Drive, Suite 333 Walnut Creek, CA 94596	5.4456%

BF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.8849%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	26.5085%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	12.3243%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	9.6388%

Fund	Class	Name and Address	Percent Owned

		Morgan Stanley Smith Barney LLC For the exclusive Benefit of Its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	8.0294%

CBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	91.9778%

		Dreyfus Yield Enhancement Strategy Fund The Dreyfus Corporation 2 Hanson Pl, Floor 11 Brooklyn, NY 11217-1431	5.6327%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.7011%

		Band & Co. C/O US Bank NA 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	16.3699%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	16.3506%

		UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	9.2370%

		Raymond James & Assoc., Inc. FBO Horticultural Arts & Park Institute, Inc. 8435 SW 80th St., Unit 2 Ocala, FL 34481-9127029	8.1553%

		TD Ameritrade 931 Tullis Rd. Lawrenceville GA 30043-4732	7.3000%

EMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.1402%

	Investor	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	19.9010%

Fund	Class	Name and Address	Percent Owned

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.5786%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	15.8673%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.3444%

		TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	5.8835%

FEOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	91.1992%

		MAC & Co. C/O The Bank of New York Mellon 500 Grant St. Room 151-1010 Pittsburgh, PA 15258	8.7453%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	27.5740%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	12.5693%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.4928%

		Raymond James & Assoc., Inc. FBO On Top of The World Communities Inc. 8435 SW 80th St., Unit 2 Ocala, FL34481-9127029	10.3470%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	6.1830%

Fund	Class	Name and Address	Percent Owned

		Raymond James & Assoc., Inc. 8435 SW 80th St., Unit 2 Ocala, FL 34481-9127029	5.0145%

GMMF	Class M	Bost & Co. BNY Mellon Client Service Center 3rd Floor 500 Ross St. Pittsburgh, PA 15262-0001	94.8375%

	Investor	Pershing LLC Attn: Cash Management Department One Pershing Plaza Jersey City, NJ 07399-0001	88.9713%

		Mac & Co. Omnibus Mellon Private Wealth Management BNY Mellon Client Service Center 3rd Floor 500 Ross St. Pittsburgh, PA 15262-0001	10.9950%

ISF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.1229%

	Investor	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	19.9307%

		Raymond James & Assoc., Inc. 8435 SW 80th St., Unit 2 Ocala, FL 34481-9127029	14.1643%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	11.3570%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	10.9690%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.4751%

	Class A	Morgan Stanley Smith Barney LLC For the exclusive Benefit of Its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	74.3711%

Fund	Class	Name and Address	Percent Owned

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.5721%

	Class C	Morgan Stanley Smith Barney LLC For the exclusive Benefit of Its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	77.5017%

		American Enterprise Investment SVC 707 2nd Ave. S. Minneapolis, MN. 55402-2405	9.6863%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.3194%

	Class I	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	33.4114%

		Morgan Stanley Smith Barney LLC For the exclusive Benefit of Its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	21.9597%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.7936%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	14.9034%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	8.7171%

	Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.00%

	Class T*	N/A	N/A

IBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.7125%

Fund	Class	Name and Address	Percent Owned

	Investor	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	14.3990%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.2384%

		J. P. Morgan Securities, LLC For the Exclusive Benefit of our Customers 4 Chase Metrotech Center Brooklyn, NY 11245	12.7478%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	9.7325%

IAF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.8686%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	34.5341%

		Band & Co. C/O US Bank NA 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	12.7983%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	10.1494%

		Jean-Pierre St. Victor Freeport, NY	6.9804%

		Charles C. Goodfellow Cranford, NJ	5.5836%

IEIF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.9520%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.2676%

Fund	Class	Name and Address	Percent Owned

		Wells Fargo Clearing Services 2801 Market St. Saint Louis, MO 63103-2523	11.0171%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	8.0280%

		Raymond James & Associates Inc. FBO Duffy Family Revocable Trust Gambrills, MD	7.5129%

		Edward D. Jones & Co. For the Benefit of our Customers 12555 Manchester Road Saint Louis, MO 63131-3729	7.1306%

		Trust U/D of Charlotte Wright Wilmington, DE	7.0743%

		TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	6.0420%

		UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.9407%

IF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.1893%

	Investor	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	17.9362%
		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.2499%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	8.9746%

		TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	6.7810%

Fund	Class	Name and Address	Percent Owned

		UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.9251%

LCMOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	100.00%

	Investor	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	63.7147%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	34.0317%

LCSF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.2204%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	39.0511%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	17.2742%

		Philip C. Stein Jr. Schwenksville, PA	14.4757%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	7.2076%

MIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.5385%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	16.2022%

Fund	Class	Name and Address	Percent Owned

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	13.7948%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.0170%

		Wheeler & Co. 100 Summer St. Boston, MA 02110	10.2508%

		Pauline T. Jordan South Weymouth, MA	5.4602%

MCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.8090%

	Investor	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	19.9217%

		Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	15.4571%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.3859%

MOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	86.3991%

		Dreyfus Yield Enhancement Strategy Fund The Dreyfus Corporation 2 Hanson Pl., Floor 11 Brooklyn, NY 11217-1431	9.4605%

	Investor	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	37.3101%

		Raymond James & Assoc., Inc. FBO On Top of The World Communities Inc. 8435 SW 80th St., Unit 2 Ocala, FL 34481-9127029	13.6211%

Fund	Class	Name and Address	Percent Owned

		J. P. Morgan Securities, LLC For the Exclusive Benefit of our Customers 4 Chase Metrotech Center Brooklyn, NY 11245	9.1778%

		Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	8.7447%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.5612%

NIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.0337%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.5799%

		Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	12.2120%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	9.6661%

		TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	7.2471%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5.6734%

		Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	5.4220%

NMMMF	Class M	Bost & Co. BNY Mellon Client Service Center 3rd Floor 500 Ross St. Pittsburgh, PA 15262-0001	82.0813%

Fund	Class	Name and Address	Percent Owned

		Hare & Co. 2 C/O The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057-1381	16.0281%

	Investor	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	72.5455%

		TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	27.4545%

NSMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.8515%

	Investor	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	18.6812%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.3000%

		Band & Co. C/O US Bank NA 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	13.6214%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	9.4207%

		Raymond James & Associates Inc. FBO Raymond James Trust Co. P.O. Box 23559 Saint Petersburg, FL 33742	9.2758%

		Saxon & Co. P.O. Box 94597 Cleveland, OH 44101	7.1750%

NYITBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.6853%

Fund	Class	Name and Address	Percent Owned

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.4566%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	6.4547%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.0727%

PIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.7657%

	Investor	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	14.3990%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.2384%

		J. P. Morgan Securities, LLC For the Exclusive Benefit of our Customers 4 Chase Metrotech Center Brooklyn, NY 11245	12.7478%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	9.7325%

SUSGSF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.3626%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	52.3733%

		Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	12.5428%

Fund	Class	Name and Address	Percent Owned

		Band & Co. C/O US Bank NA 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	10.8732%

		Edward D. Jones & Co. For the Benefit of our Customers 12555 Manchester Road Saint Louis, MO 63131-3729	7.3137%

SCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.8947%

	Investor	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	17.3056%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.2472%

		Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2956	6.9786%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.3437%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	6.3028%

SMCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.2183%

	Investor	Band & Co. C/O US Bank NA 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	28.0706%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.5981%

Fund	Class	Name and Address	Percent Owned

		Morgan Stanley Smith Barney LLC For the exclusive Benefit of Its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	9.1127%

		TD Ameritrade FBO Lucinda M. Marella Stamford, CT	6.0011%

TLCMF	Class M	SEI Private Trust Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	99.9769%

	Investor	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	16.7401%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.0975%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	14.9902%

		UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	9.8226%

		Dengel & Company C/O Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	8.3082%

		Morgan Stanley Smith Barney LLC For the exclusive Benefit of Its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	7.5018%

		Northern Trust Company P.O. Box 92956 Chicago, IL 60675-2994	6.2677%

		TD Ameritrade FBO Joseph John Karacic Lake Forest, IL	5.5419%

* Class T shares were not offered as of December 3, 2018.

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Manager or its affiliates. Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager). Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests. These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Mellon Investment Management managers, including the Manager, may sponsor and/or manage a fund in which a BNY Mellon affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY Mellon affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY Mellon affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY Mellon or its affiliates. In order to mitigate such conflicts, BNY Mellon has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY Mellon. In extraordinary circumstances and subject to certain conditions, BNY Mellon will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).

PART II

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, or certain of the Underlying Funds in which each fund may invest, may invest in and utilize the investments and investment techniques indicated below.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓		✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓[2]	✓
BNY Mellon Emerging Markets Fund	✓
BNY Mellon Focused Equity Opportunities Fund	✓	✓	✓	✓		✓

1 Except as otherwise noted, includes common and preferred stock, convertible securities and warrants. For BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Intermediate Bond Fund, includes preferred stock and convertible securities. For BNY Mellon Emerging Markets Fund and BNY Mellon Income Stock Fund, includes common and preferred stock and convertible securities. For BNY Mellon Municipal Opportunities Fund, includes convertible securities.

 BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund each also may invest in synthetic convertible securities.

2 The fund may invest up to 20% of its assets in fixed-income securities rated below investment grade or the unrated equivalent as determined by the Adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the Adviser) in the case of mortgage-related and asset-backed securities.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Income Stock Fund	✓	✓	✓	✓
BNY Mellon Intermediate Bond Fund	✓		✓	✓		✓
BNY Mellon International Appreciation Fund	✓			✓
BNY Mellon International Equity Income Fund	✓	✓	✓	✓	✓	✓
BNY Mellon International Fund	✓
BNY Mellon Large Cap Market Opportunities Fund	✓	✓	✓	✓		✓
BNY Mellon Large Cap Stock Fund	✓	✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund						✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓	✓	✓			✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓ (up to 20% of its assets)	✓
BNY Mellon National Intermediate Municipal Bond Fund						✓
BNY Mellon National Short-Term Municipal Bond Fund						✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund						✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund						✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓
BNY Mellon Small Cap Multi-Strategy Fund	✓	✓	✓	✓		✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓	✓	✓	✓		✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓	✓	✓	✓		✓

Fund	Variable and Floating Rate Securities	Loans[3]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations	MLPs
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓[4]	✓[4]
BNY Mellon Emerging Markets Fund						✓
BNY Mellon Focused Equity Opportunities Fund	✓		✓	✓		✓
BNY Mellon Income Stock Fund						✓
BNY Mellon Intermediate Bond Fund	✓		✓	✓
BNY Mellon International Appreciation Fund						✓
BNY Mellon International Equity Income Fund	✓	✓				✓
BNY Mellon International Fund						✓
BNY Mellon Large Cap Market Opportunities Fund	✓	✓	✓	✓		✓
BNY Mellon Large Cap Stock Fund						✓

3 For BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, tax-exempt participation interests only.

4 Mortgage-related and asset-backed securities in which the fund invests must be rated at least Ba- by Moody's or BB- by S&P or Fitch or the unrated equivalent as determined by the Adviser.

Fund	Variable and Floating Rate Securities	Loans[3]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations	MLPs
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Mid Cap Multi-Strategy Fund	✓		✓	✓		✓
BNY Mellon Municipal Opportunities Fund	✓	✓ (municipal securities only)	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon National Short-Term Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Short-Term U.S. Government Securities Fund			✓
BNY Mellon Small Cap Multi-Strategy Fund	✓		✓	✓		✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓		✓	✓		✓

Fund	Variable and Floating Rate Securities	Loans[3]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations	MLPs
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓	✓	✓	✓		✓

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Asset Allocation Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓			✓	✓	✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓	✓		✓
BNY Mellon Emerging Markets Fund			✓	✓	✓	✓	✓	✓[8]
BNY Mellon Focused Equity Opportunities Fund			✓	✓	✓	✓	✓	✓

5 BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund each may invest up to 10% of the value of its assets in tender option bonds.

 BNY Mellon Municipal Opportunities Fund may invest, to a limited extent, in certain municipal bonds that are taxable obligations, which offer yields comparable to, and in some cases greater than, the yields available on other permissible fund investments.

6 Money market instruments consist of high quality, short-term debt obligations, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For all funds, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. The commercial paper purchased by a fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch (Prime-3, A-3 or F3 for BNY Mellon Corporate Bond Fund only); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or AA- by S&P or by Fitch (Baa or BBB- for BNY Mellon Corporate Bond Fund only); or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

7 BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund each may invest up to 25% of their respective assets in equity securities of foreign companies, including those located in emerging market countries. BNY Mellon Small Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging markets. BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those in emerging market countries.

8 Sovereign debt obligations only.

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Income Stock Fund			✓	✓	✓		✓
BNY Mellon Intermediate Bond Fund	✓			✓	✓	✓
BNY Mellon International Appreciation Fund			✓	✓	✓		✓
BNY Mellon International Equity Income Fund			✓	✓	✓	✓	✓	✓
BNY Mellon International Fund			✓	✓	✓	✓	✓
BNY Mellon Large Cap Market Opportunities Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Stock Fund			✓	✓	✓		✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓			✓
BNY Mellon Mid Cap Multi-Strategy Fund			✓[9]	✓	✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓			✓	✓			✓

9 Publicly-traded REITs only.

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon National Intermediate Municipal Bond Fund	✓			✓
BNY Mellon National Short-Term Municipal Bond Fund	✓			✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓			✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓			✓
BNY Mellon Short-Term U.S. Government Securities Fund	✓			✓
BNY Mellon Small Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[10]	Options Transactions[11]
BNY Mellon Asset Allocation Fund	✓	✓	✓		✓	✓
BNY Mellon Bond Fund	✓	✓			✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓		✓	✓
BNY Mellon Emerging Markets Fund		✓	✓		✓	✓
BNY Mellon Focused Equity Opportunities Fund		✓	✓		✓	✓
BNY Mellon Income Stock Fund		✓	✓		✓	✓
BNY Mellon Intermediate Bond Fund	✓	✓			✓	✓
BNY Mellon International Appreciation Fund		✓	✓		✓	✓
BNY Mellon International Equity Income Fund		✓	✓		✓	✓
BNY Mellon International Fund		✓	✓		✓	✓
BNY Mellon Large Cap Market Opportunities Fund		✓	✓		✓	✓
BNY Mellon Large Cap Stock Fund		✓	✓		✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓		✓	✓

10 Except for BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, each fund may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the fund's total assets, after taking into account unrealized profits and losses on any existing contracts.

11 Each fund may purchase and write both put and call options that are listed on a national securities or commodities exchange or traded in the over-the-counter market for which there appears to be a liquid secondary market (BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each may enter into over-the-counter options for hedging purposes only). None of the funds may write a "naked" (uncovered) call option on a security—all written call options on securities must be covered. Except for BNY Mellon Income Stock Fund, the premiums paid to purchase put or call options that are traded on a national exchange will not exceed 5% of a fund's net assets.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[10]	Options Transactions[11]
BNY Mellon Municipal Opportunities Fund		✓			✓	✓
BNY Mellon National Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon National Short-Term Municipal Bond Fund		✓			✓	✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund		✓			✓	✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon Short-Term U.S. Government Securities Fund		✓			✓	✓
BNY Mellon Small Cap Multi-Strategy Fund		✓	✓		✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund		✓	✓		✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		✓	✓		✓	✓

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓
BNY Mellon Corporate Bond Fund	✓
BNY Mellon Emerging Markets Fund					✓
BNY Mellon Focused Equity Opportunities Fund	✓				✓
BNY Mellon Income Stock Fund
BNY Mellon Intermediate Bond Fund	✓
BNY Mellon International Appreciation Fund	✓				✓
BNY Mellon International Equity Income Fund	✓				✓
BNY Mellon International Fund

12 BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each will enter into swap transactions only for hedging purposes and only when the Adviser believes it would be in the best interests of the fund's shareholders to do so.

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Large Cap Market Opportunities Fund	✓				✓
BNY Mellon Large Cap Stock Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓					✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓				✓
BNY Mellon Municipal Opportunities Fund	✓					✓
BNY Mellon National Intermediate Municipal Bond Fund	✓					✓
BNY Mellon National Short-Term Municipal Bond Fund	✓					✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓					✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓					✓
BNY Mellon Short-Term U.S. Government Securities Fund

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Small Cap Multi-Strategy Fund	✓				✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓				✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓				✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Asset Allocation Fund	✓	✓[15]	✓	✓	✓
BNY Mellon Bond Fund	✓			✓	✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓
BNY Mellon Emerging Markets Fund	✓		✓	✓	✓
BNY Mellon Focused Equity Opportunities Fund	✓		✓	✓	✓
BNY Mellon Income Stock Fund				✓	✓
BNY Mellon Intermediate Bond Fund	✓			✓	✓
BNY Mellon International Appreciation Fund	✓		✓	✓	✓
BNY Mellon International Equity Income Fund	✓		✓	✓	✓
BNY Mellon International Fund	✓		✓	✓	✓

13 For each fund, except BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

14 Each fund, except BNY Mellon Municipal Opportunities Fund, currently intends to borrow money only for temporary or emergency (not leveraging) purposes.

15 Underlying Funds may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of their assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Large Cap Market Opportunities Fund	✓		✓	✓	✓
BNY Mellon Large Cap Stock Fund	✓			✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund				✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓			✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund				✓	✓
BNY Mellon National Short-Term Municipal Bond Fund				✓	✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund				✓	✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund				✓	✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓	✓	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Small Cap Multi-Strategy Fund	✓			✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓		✓	✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓		✓	✓	✓

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓
BNY Mellon Bond Fund			✓	✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓	✓	✓
BNY Mellon Emerging Markets Fund			✓		✓
BNY Mellon Focused Equity Opportunities Fund		✓	✓		✓
BNY Mellon Income Stock Fund		✓	✓		✓
BNY Mellon Intermediate Bond Fund			✓	✓	✓
BNY Mellon International Appreciation Fund		✓	✓		✓
BNY Mellon International Equity Income Fund	✓	✓	✓		✓
BNY Mellon International Fund			✓		✓
BNY Mellon Large Cap Market Opportunities Fund		✓	✓		✓
BNY Mellon Large Cap Stock Fund		✓	✓		✓

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			✓		✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund			✓		✓
BNY Mellon National Short-Term Municipal Bond Fund			✓		✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund			✓		✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund			✓		✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓	✓	✓
BNY Mellon Small Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund		✓	✓		✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		✓	✓		✓

BNY Mellon Emerging Markets Fund. The fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stocks of companies organized, or with a majority of assets or business in, emerging market countries. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets Index. As of November 30, 2017, the MSCI Emerging Markets Index consisted of the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Short-Term Municipal Bond Fund. Each fund anticipates being as fully invested as practicable in Municipal Bonds. Although each fund's goal is to provide income exempt from federal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to federal income taxes.

BNY Mellon International Equity Income Fund. The fund typically invests in countries represented in the Morgan Stanley Capital International All Country World Ex-U.S.A. Index ("MSCI ACWI Ex USA Index"). The MSCI ACWI Ex USA Index, an unmanaged, free float-adjusted market capitalization weighted index, measures the equity market performance of developed and emerging markets, excluding the United States. As of November 30, 2017, the MSCI ACWI Ex USA Index consisted of 46 country indices comprising 22 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund. The fund anticipates being as fully invested as practicable in Massachusetts Municipal Bonds. Although the fund's goal is to provide income exempt from federal and Massachusetts personal income taxes, it may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest from which is exempt from federal, but not Massachusetts, personal income taxes. The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to federal or Massachusetts personal income taxes or both.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund. Each fund will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the fund's shareholders to do so. Situations in which a fund may invest in taxable obligations include: (a) pending investment of proceeds of sales of shares of the fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A fund may temporarily invest more than 20% of its net assets in federally taxable obligations to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Bonds. Under such circumstances, a fund may invest in money market obligations as described in the chart above.

BNY Mellon Municipal Opportunities Fund. The fund may invest up to 50% of the value of its net assets in obligations the interest on which is an item of tax preference for purposes of the AMT. The fund may invest under normal conditions up to 20% of its net assets in taxable obligations, including non-U.S. dollar denominated foreign debt securities such as Brady bonds and sovereign debt obligations. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing the fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund. Each fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. Each fund may invest under normal conditions up to 20% of its net assets in taxable obligations. In addition, each fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund. The fund anticipates being as fully invested as practicable in New York Municipal Bonds. Although the fund's goal is to provide income exempt from federal and New York state and New York city personal income taxes, under normal market conditions, it may invest up to 20% of its net assets in taxable obligations and Municipal Obligations the interest from which is exempt from federal, but not New York state and New York city, personal income taxes. The fund also may invest up to 20% of the value of its net assets in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of the value of its net assets in securities the interest from which is subject to federal or New York state and New York city personal income taxes or both.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund. The fund anticipates being as fully invested as practicable in Pennsylvania Municipal Bonds. Although the fund's goal is to provide income exempt from federal and Pennsylvania personal income taxes, it may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest from which is exempt from federal, but not Pennsylvania, personal income taxes. The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to federal or Pennsylvania personal income taxes or both.

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations
BNY Mellon Government Money Market Fund	✓	✓			✓
BNY Mellon National Municipal Money Market Fund	✓	✓	✓	✓[16] (municipal securities only)	✓

16 Tax-exempt participation interests only.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
BNY Mellon Government Money Market Fund
BNY Mellon National Municipal Money Market Fund		✓[18]	✓	✓[17]	✓

17 The fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank. The quality of the issuer must be equivalent to the quality standard prescribed for the fund.

18 The commercial paper purchased by the fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. The other corporate obligations in which the fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) and will be tax-exempt.

Fund	Illiquid Securities	Borrowing Money	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[19]

BNY Mellon Government Money Market Fund	✓	✓	✓		✓	✓

BNY Mellon National Municipal Money Market Fund	✓	✓	✓	✓		✓

19 Other than pursuant to the Interfund Borrowing and Lending Program.

BNY Mellon National Municipal Money Market Fund. The fund anticipates being as fully invested as practicable in Municipal Securities. Although the fund's goal is to provide income exempt from federal income taxes, it may invest up to 20% of its net assets in money market obligations that pay income subject to federal income taxes. The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable money market obligations.

The fund may purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the fund. (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.") The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Manager anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the fund's right to require the remarketing party to purchase or remarket the obligation are that the fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the fund to meet the fund's liquidity needs, and (3) the governmental issuer has not notified the fund of termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of the fund under certain conditions to provide liquidity if share redemptions of the fund exceed purchases of fund shares. The fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Manager's opinion are capable of meeting their obligations to the fund. The Manager will regularly monitor the ability of remarketing parties to meet their obligations to the fund. The fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from the fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the municipal lease obligations held by the fund may not be covered by remarketing agreements. The fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Manager at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Manager to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Manager determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation. Changes in the credit quality of the issuer of the letter of credit or insurance policy or other party to a remarketing agreement could cause losses to the fund and adversely affect its share price.

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

As a matter of Fundamental Policy, BNY Mellon Corporate Bond Fund may not, except as described below, and each other fund may not, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors:

1. Borrowing; Senior Securities

All funds except BNY Mellon Corporate Bond Fund. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

BNY Mellon Corporate Bond Fund. Borrow money or issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. (The 1940 Act currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets.) For purposes of this restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

2. Commodities

All funds except BNY Mellon Corporate Bond Fund. Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Corporate Bond Fund. Purchase or sell physical commodities or contracts related to physical commodities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. This restriction shall not prevent the fund from entering into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

3. Issuer Diversification

All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon International Equity Income

Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

BNY Mellon Corporate Bond Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration

All funds except BNY Mellon Government Money Market Fund. Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.) For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

BNY Mellon Government Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5. Loans

All funds except BNY Mellon Corporate Bond Fund. Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Corporate Bond Fund. Make loans or lend securities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. (The 1940 Act currently limits such loans to no more than 33-1/3% of the value of the fund's total assets.) Any loans of portfolio securities will be made according to guidelines established by the SEC and the board. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the fund.

6. Real Estate

All funds except BNY Mellon Corporate Bond Fund. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

BNY Mellon Corporate Bond Fund. Purchase or sell real estate, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. This restriction shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein.

7. Underwriting

All funds except BNY Mellon Corporate Bond Fund. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

BNY Mellon Corporate Bond Fund. Underwrite securities issued by any other person, except to the extent the fund may be deemed an underwriter under the 1933 Act by virtue of purchasing or disposing of portfolio securities and as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Margin

All funds except BNY Mellon Corporate Bond Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

BNY Mellon Corporate Bond Fund. Purchase securities on margin, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. The use of short-term credit necessary for clearance of purchases and sales of portfolio securities, and effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction. In addition, the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments.

2. Purchase Securities of Other Investment Companies

All funds except BNY Mellon Corporate Bond Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

BNY Mellon Corporate Bond Fund. Invest in securities of other investment companies, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.

3. Illiquid Investments

All funds. Invest more than 15%, and each of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund will not invest more than 5%, of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act, securities which may be resold under Rule 144A under the Securities Act and municipal lease obligations and participations therein, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

4. Short Sales

All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon International Equity Income Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

5. Borrowings

All funds. Purchase any security while borrowings representing more than 5% of such fund's total assets are outstanding.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Each fund, except BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, has adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names

Investment Objective(s) and Diversification Classification. Each fund's investment objective(s) is disclosed in its prospectus(es) and a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act. A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The following chart indicates, for each fund, whether the fund is diversified or non-diversified.

Fund	Classification as Diversified or Non-Diversified

BNY Mellon Asset Allocation Fund	Diversified
BNY Mellon Bond Fund	Diversified
BNY Mellon Corporate Bond Fund	Diversified
BNY Mellon Emerging Markets Fund	Diversified
BNY Mellon Focused Equity Opportunities Fund	Non-Diversified
BNY Mellon Government Money Market Fund	Diversified
BNY Mellon Income Stock Fund	Diversified
BNY Mellon Intermediate Bond Fund	Diversified
BNY Mellon International Appreciation Fund	Diversified
BNY Mellon International Equity Income Fund	Diversified
BNY Mellon International Fund	Diversified
BNY Mellon Large Cap Market Opportunities Fund	Diversified
BNY Mellon Large Cap Stock Fund	Diversified
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Non-Diversified
BNY Mellon Mid Cap Multi-Strategy Fund	Diversified
BNY Mellon Municipal Opportunities Fund	Non-Diversified
BNY Mellon National Intermediate Municipal Bond Fund	Non-Diversified
BNY Mellon National Municipal Money Market Fund	Diversified
BNY Mellon National Short-Term Municipal Bond Fund	Non-Diversified

Fund	Classification as Diversified or Non-Diversified

BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Non-Diversified
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Non-Diversified
BNY Mellon Short-Term U.S. Government Securities Fund	Diversified
BNY Mellon Small Cap Multi-Strategy Fund	Diversified
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Diversified
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Diversified

Names. BNY Mellon Government Money Market Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy with respect to the investment of 99.5% or more of its total assets to comply with the requirements for a "government money market fund" ("99.5% Policy"). The fund's 99.5% Policy is disclosed in its prospectus.

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	Investment	Fundamental Policy?

BNY Mellon Bond Fund BNY Mellon Intermediate Bond Fund	Bonds	No
BNY Mellon Corporate Bond Fund	Corporate bonds*	No
BNY Mellon Emerging Markets Fund	Equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets	No
BNY Mellon Focused Equity Opportunities Fund BNY Mellon International Appreciation Fund BNY Mellon International Equity Income Fund	Equity securities	No
BNY Mellon Government Money Market Fund	Government securities and/or repurchase agreements that are collateralized solely by government securities	No
BNY Mellon Income Stock Fund	Stocks	No
BNY Mellon Large Cap Stock Fund BNY Mellon Large Cap Market Opportunities Fund BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Equity securities of large cap companies	No
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Massachusetts Municipal Obligations	Yes

Fund	Investment	Fundamental Policy?
BNY Mellon Mid Cap Multi-Strategy Fund	Equity securities of mid cap companies	No
BNY Mellon National Intermediate Municipal Bond Fund BNY Mellon National Short-Term Municipal Bond Fund BNY Mellon Municipal Opportunities Fund	Municipal Obligations	Yes
BNY Mellon National Municipal Money Market Fund	Municipal Securities	Yes
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	New York Municipal Obligations	Yes
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Pennsylvania Municipal Obligations	Yes
BNY Mellon Short-Term U.S. Government Securities Fund	Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements in respect of such securities	No
BNY Mellon Small Cap Multi-Strategy Fund	Equity securities of small cap companies	No
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Equity securities of small-cap and mid-cap companies	No

*Does not include foreign corporate bonds denominated in foreign currencies.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

BNY Mellon Funds Trust is an open-end management investment company. The funds are series of BNY Mellon Funds Trust, and investments are made through, and shareholders invest in, the funds. References in this SAI to a "fund" generally refer to the series of BNY Mellon Funds Trust. BNY Mellon Funds Trust was organized as a Massachusetts business trust on April 14, 2000.

ADMINISTRATION AGREEMENT

The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the BNY Mellon Funds Trust. Pursuant to the Administration Agreement, The Bank of New York Mellon supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services for Investor shares and Class M shares (other than fees and expenses of the transfer agent associated with cash management and related services); calculates the net asset value of fund shares; and generally assists in supervising all aspects of fund operations (except investment management). No administration fee is applied to assets held by Funds of Funds which are invested in shares of Underlying Funds or, with respect to BNY Mellon Asset Allocation Fund, cash or money market instruments. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the funds in the BNY Mellon Funds Trust in the aggregate:

Total Assets	Annual Fee
$0 to $6 billion	0.15%
Greater than $6 billion to $12 billion	0.12%
Greater than $12 billion	0.10%

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006-1600, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, serves as counsel to the Independent Board Members.

KPMG LLP, 345 Park Avenue, New York, New York 10154, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

Massachusetts

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high income levels and a relatively diversified economy. The Commonwealth's estimated total population as of July 1, 2017 was 6.90 million. In addition, real per capita income levels in Massachusetts are well above the national average. Only the District of Columbia and Connecticut have had higher levels of per capita personal income. The per capita income average in the Commonwealth and the nation in 2017 was $63,344 and $48,726, respectively. The average unemployment rate for 2016 in Massachusetts and the nation was 3.7% and 4.4%, respectively. As of March 2018, the unemployment rate Massachusetts and the nation was 3.8% and 4.1%, respectively.

Commonwealth Finances

Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth currently has liquidity support for a $400 million tax-exempt commercial paper program for general obligation notes. The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Stabilization Fund was established as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The Stabilization Fund balance at the end of Fiscal Year 2017 was $1.300 billion, and the projected balance for Fiscal Year 2018 was $1.367 billion.

The Commonwealth ended Fiscal Year 2017 with a non-segregated cash balance of approximately $2.058 billion. Fiscal Year 2018 was projected to end with a balance of approximately $2.510 billion and Fiscal Year 2019 is projected to end with a non-segregated cash balance of approximately $2.33 billion. The Fiscal Year 2018 capital plan currently projects $4.408 billion for capital spending, including $2.26 billion of bond capital spending. The State Treasurer's office issued $1.5 billion in RANs for cash flow needs for Fiscal Year 2018 on August 10, 2017. As in previous years, the notes were scheduled to be repaid in April, May and June 2018.

Fiscal Year 2018. An interim budget of approximately $5.15 billion for the first month of Fiscal Year 2018 was approved by the Governor on June 26, 2017. The interim budget was superseded by the Fiscal Year 2018 budget when it was approved by the Governor on July 17, 2017. The Fiscal Year 2018 budget totaled approximately $39.4 billion in expenditures (1.7% greater than Fiscal Year 2017 estimated spending levels at the time of the initial budget approval). The Fiscal Year 2018 budget was based on a projection of $26.504 billion in tax revenues, excluding tax-related settlements and judgments in excess of $10 million. On February 8, 2018, the Governor filed a bill consisting of $159.5 million in supplemental appropriations for deficiencies related to routine expenses in the Fiscal 2018 budget. Additional legislation was filed later in February and in March 2018, totaling approximately $23 million in supplemental appropriations.

The EOAF currently estimates that the variance between spending and revenue projections in Fiscal Year 2018 is less than 0.5%. The EOAF will continue to monitor revenues and spending and implement measures as necessary to ensure that the Fiscal Year 2018 budget will achieve statutory balance.

Fiscal Year 2019. On January 24, 2018, the Governor filed his executive budget for Fiscal Year 2019, which included a total of $40.904 billion in expenditures, or a 2.6% increase over projected Fiscal Year 2018 spending. The Fiscal Year 2019 budget proposal anticipates a deposit of $96 million to the Stabilization Fund.

Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds. The major components of Commonwealth taxes are the income tax, which accounted for approximately 57.2% of the total tax revenues in Fiscal Year 2017, the sales and use tax, which accounted for approximately 24.2%, and the corporations and other business and excise taxes, which accounted for approximately 10.0%. Other tax and excise sources accounted for the remaining 8.6% of Fiscal Year 2017 tax revenues.

Fiscal Year 2018. Preliminary tax revenues (including large tax-related settlements) for the first eight months of Fiscal Year 2018, ended February 28, 2018, totaled $17.171 billion, an increase of approximately $1.307 billion (8.2%) over the same period in Fiscal Year 2017. The year-to-date tax revenue increase is attributable, in large part, to an increase of approximately $434.0 million (5.5%) in withholding collections, an increase of approximately $60.4 million (18.3%) in income tax payments with bills and returns, an increase of approximately $32.7 million (3.0%) in corporate and business tax collections, an increase of approximately $147.1 million (3.5%) in sales and use tax collections and a net increase of approximately $46.8 million (3.2%) in all other taxes, which were partly offset by an increase of approximately $69.7 million (9.5%) in income tax cash refunds. Year-to-date Fiscal Year 2018 tax collections through February 2018 were approximately $725 million above the year-to-date benchmark associated with the revised Fiscal Year 2018 tax revenue estimate of $26.661 billion.

Fiscal Year 2019. On January 12, 2018, a Fiscal Year 2019 consensus tax revenue estimate of $27.594 billion was agreed upon by the EOAF and the chairs of the House and Senate Committees on Ways and Means. The Fiscal Year 2019 consensus tax revenue estimate represents revenue growth of 3.5% from the revised Fiscal Year 2018 estimate of $26.661 billion and includes, among other things, allocations of $2.609 billion for pension funding. The total amount of off-budget allocations was $4.612 billion. Accordingly, after taking into account these off-budget allocations the Secretary and Committee chairs agreed that $22.982 billion would be the maximum amount of tax revenue available for the Fiscal Year 2019 budget. The consensus tax revenue estimate assumes that another income tax trigger will go into effect on January 1, 2019, lowering the personal income tax rate on most classes of taxable income to 5.05% from 5.10%, but does not take into account any potential effects from certain pending initiative petitions regarding the income tax and the sales and use tax.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. Federal reimbursements were $10.858 billion in 2017 and are projected to be $11.482 billion in Fiscal Year 2018. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. These revenues were $4.382 billion for Fiscal Year 2017 and are projected to be $4.740 billion in Fiscal Year 2018.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of net operating revenues from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $1.092 billion and $1.136 billion in Fiscal Years 2016 and 2017, respectively. Net transfers from the Lottery for Fiscal Year 2018 are estimated to be $1.070 billion.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in entering into a master settlement agreement ("MSA"), which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the MSA is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through Fiscal Year 2024 to be approximately $8.962 billion, subject to adjustments, reductions and offsets. However, since Fiscal Year 2006 certain amounts have been withheld from each year's payments by tobacco manufacturers who claim that they are entitled to reduce such payments under the MSA. Certain manufacturers withheld annual payments to the states due in 2006 through 2012. Those amounts have ranged from $21 million to $35 million. A smaller amount has been withheld for 2013 through 2016. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth also was awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

From Fiscal Year 2003 through Fiscal Year 2012, all payments received by the Commonwealth pursuant to the MSA were deposited in the State General Fund. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund ("SRBTF") for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system, and the Health Care Security Trust's balance was transferred to the SRBTF. 50% of Fiscal Year 2017 tobacco settlement proceeds, or approximately $127 million, were required to be transferred to the SRBTF unless that provision was modified or waived by a legislative change. The Governor included a proposal in the February 2017 supplemental budget to transfer the equivalent of 10% of Fiscal Year 2017 tobacco settlement proceeds. That proposal was adopted by the Legislature. The Fiscal Year 2018 budget enacted by the Legislature requires that transfers be made equivalent to 10% of the Fiscal Year 2018 tobacco proceeds, or approximately $25.4 million. The transfer is contingent on the availability of unexpended appropriations, and if those are insufficient to fund the 10% transfer, the balance of the 10% will be funded by tobacco settlement revenues.

Settlements and Judgments. State finance law provides that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund to the extent that the total of all such settlements and judgments exceeded the average of such total for the five preceding fiscal years. The threshold amount for Fiscal Year 2018 was $213 million. On March 2, 2018, the Commissioner of Revenue and the Attorney General certified that the Commonwealth has received $36.6 million in one-time settlement judgment payments during the first eight months of Fiscal Year 2018.

Gaming. On November 22, 2011 the Governor approved legislation that authorize the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent state gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. Licensing fees collected by the commission are to be applied to a variety of one-time state and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction. The legislation stipulates that initial licensing fees, which are to be set by the gaming commission, must be at least $85 million per casino (a "Category 1" license) and $25 million for the slot facility (a "Category 2" license). According to the Massachusetts Gaming Commission, aggregate state tax revenues from gaming licenses are expected to total approximately $300 million per year once the facilities are operational.

The Massachusetts Gaming Commission entered into agreements with the Category 1 licensee in two of the three regions, pursuant to which the licensees received a license effective on November 7, 2014. Each licensee has paid the $85 million license fee. Both facilities are expected to be fully operational in 2018 or 2019. The Massachusetts Gaming Commission voted to deny an application for the Category 1 license in the third region. Various municipalities have filed suit contesting certain aspects of the Massachusetts Gaming Commission's issuance of one of the Category 1 licenses. Certain of these claims have been dismissed. In January 2018, the Gaming Commission instituted an investigation into certain public allegations related to the former chief executive officer of the parent company of the Region A Category 1 license. This investigation is ongoing. The Category 2 slot facility opened on June 24, 2015. In Fiscal Year 2017, the facility generated approximately $158.3 million in gross gaming revenue, resulting in $63.4 million in budgetary fund taxes collected by the Commonwealth.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Commonwealth's budget for Fiscal Year 2018 provides $6.142 billion of state-funded local aid to municipalities.

A large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of "foundation" spending per public education pupil. The Fiscal Year 2018 budget includes funding for education aid of $4.746 billion. This level of funding brings all school districts to the foundation and is an increase of $118 million over Fiscal Year 2017. The other major component of direct local aid is unrestricted general governmental aid, which provides unrestricted funds for municipal use. The Fiscal Year 2018 budget provided for $1.061 billion in such aid.

Medicaid. Many of the Commonwealth's healthcare programs and expenditures are governed by the federal Affordable Care Act ("ACA"), to which strong opposition has been expressed by President Trump, the Secretary of the U.S. Department of Health and Human Services and legislative leaders in Congress, and which has been the subject of several, to date unsuccessful, federal legislative efforts to repeal or substantially amend the same. In February 2018, Congress both deferred the commencement and accelerated the full implementation of reductions in federal reimbursement for hospitals that treat a disproportionate number of Medicaid recipients. While it is not possible to predict with any certainty whether or when the ACA may be, in whole or in part, repealed, withdrawn or modified, any such measures could have a material adverse effect on the Commonwealth's healthcare programs and expenditures.

The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly. The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), receives 50% in federal reimbursement on most Medicaid expenditures, and 88% in federal reimbursement on most expenditures for children's benefits reimbursable under the Children's Health Insurance Program ("CHIP"). For Massachusetts, the CHIP matching rate remains at 88% for federal fiscal year 2018 and 2019, then drops to 76.5% in federal fiscal year 2020 and 65% for federal fiscal year 2021 and beyond. The revenue reduction due to the decreased matching rate relative to Fiscal Year 2019 is estimated to be $73 million in Fiscal Year 2020, $175 million in Fiscal Year 2021, $207 million in Fiscal Year 2022 and $214 million in Fiscal Year 2023 and beyond. Under the ACA since January 1, 2014, MassHealth receives enhanced federal reimbursement for spending on newly eligible members and certain existing members. The reimbursement rate for calendar years 2017 and 2018 was 86% and 90%, respectively. The reimbursement rate for this population is scheduled to increase to 93% in calendar 2019, and then to level off at 90% in 2020 and beyond.

The Fiscal Year 2018 budget included $16.2 billion in funding for non-administrative spending for the MassHealth program. The $16.2 billion included $15.6 billion in programmatic spending, including costs related to the settlement of a claim against the Commonwealth. The $16.2 billion also included approximately $639 million to support supplemental payments to providers. The Fiscal Year 2018 budget now includes $16.5 billion in funding for non-administrative spending. As of March 2018, estimated non-administrative spending exceeds the Fiscal Year 2018 budget by $71.5 million net. The higher net spending is driven primarily by the delay in legislative action on the Governor's MassHealth reform package submitted to the Legislature in June 2017, as well as lower net drug rebate estimates.

Commonwealth Health Insurance Connector Authority. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority ("Health Connector") to, among other things, administer the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. The program ended January 31, 2015. The Health Connector now administers the Commonwealth's Health Insurance Marketplace under the ACA. The Fiscal Year 2018 budget for the Health Connector is expected to be fully funded from dedicated revenue sources. Total Health Connector spending in Fiscal Year 2018 is projected to be $283.6 million, an increase of $46.7 million from Fiscal Year 2017.

The Commonwealth's Medicaid waiver was renewed on November 4, 2016. The renewal consisted of an amendment to the current waiver, which was effective through June 30, 2017, as well as a five-year waiver extension through June 30, 2022. The waiver extension is a $52.4 billion agreement that supports a restructuring of the MassHealth program and is expected to bring in significant federal investment to support health care delivery system reforms. The waiver extension also includes more than $29 billion in revenue to the Commonwealth through federal financial participation and expands services for substance use disorder treatment.

Other Health and Human Services. The Office of Health Services encompasses programs and services from the

Department of Public Health ("DPH") and the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The Office of Health Services' spending for Fiscal Year 2017 was approximately $1.293 billion, and spending for Fiscal Year 2018 is projected to be approximately $1.387 billion.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System. The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

The most recent pension funding schedule for payments into the Commonwealth's Pension Liability Fund was filed on January 13, 2017. The assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2016, an annual rate of return on assets of 7.5%, and appropriation increases of 8.94% per year until the final amortization payment in Fiscal Year 2036 (four years before the statutory requirement).

On September 20, 2017, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the Commonwealth's total pension obligation as of January 1, 2017. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2016. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $39.622 billion, including approximately $13.544 billion for the Massachusetts State Employees' Retirement System ("MSERS"), $23.555 billion for the Massachusetts Teachers' Retirement System ("MTRS"), $2.376 billion for Boston Teachers and $146.3 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2017 to be approximately $91.574 billion (comprised of $38.317 billion for MSERS, $49.194 billion for MTRS, $3.917 billion for Boston Teachers and $146.3 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $51.952 billion based on a five-year average valuation method, which equaled 101.7% of the December 31, 2016 total asset market value.

The January 1, 2017 valuation used the same 7.5% investment return assumption used in the January 1, 2016 report. The investment return assumption had previously decreased from 8.25% as of January 1, 2012 to 7.5% as of January 1, 2016. After consideration, PERAC maintained the 7.5% investment return assumption. PERAC is expected to revisit the question of reducing the investment return assumption in connection with the January 1, 2018 valuation.

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state universities and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Spending totaled $1.194 billion and $1.168 billion for Fiscal Years 2016 and 2017, respectively, and spending for Fiscal Year 2018 is projected to be $1.176 billion.

Capital Spending

The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In May 2017, the Governor announced the five-year capital investment plan for Fiscal Year 2018 through Fiscal Year 2022. The Fiscal Year 2018 capital plan projected $4.408 billion of spending on capital projects, including $2.260 billion of bond capital spending. This represents a 3.2% increase over Fiscal Year 2017, a smaller increase than projected growth in tax revenues. For Fiscal Year 2018, the Governor has proposed to increase the administrative bond cap to $2.260 billion from $2.190 billion. The debt affordability analysis was based on assumed growth of budgeted revenues at a rate of 3.5% annually. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million.

Massachusetts Bay Transportation Authority (MBTA). The MBTA issues its own bonds and notes. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000, and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of February 28, 2018, the MBTA had approximately $196.8 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of February 28, 2018, the Commonwealth had approximately $22.9 billion in issued and outstanding general obligation bonds, of which $19.4 billion (approximately 85%) was fixed rate debt and $3.5 billion (15%) was variable rate debt. The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures. These structures include floating rate notes in various interest rate modes, direct purchase agreements in various interest rate modes, multi-modal bonds and variable rate demand bonds. Variable rate demand bonds, which account for $552.7 million of outstanding general obligation debt as of February 28, 2018, are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. Of the variable rate debt outstanding, the interest rates on $1.6 billion (approximately 7%) of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under state finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $1.9 billion, or approximately 8% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis. The Commonwealth intends to implement a multi-year asset/liability management strategy in order to better balance its interest rate exposure by increasing the portion of its outstanding debt issued as unhedged floating rate bonds.

As of February 28, 2018, the Commonwealth had outstanding approximately $149.1 million ($79.8 million principal and $69.3 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under American Recovery and Reinvestment Act ("ARRA"). The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the

Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of February 28, 2018, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or BANs. RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds.

Special Obligation Debt.

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund ("CTF") (formerly the Highway Fund). Revenues that are accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicle fees. In addition, a portion of the Commonwealth's receipts from the sales tax is dedicated to the CTF and state finance law currently provides for a series of substantial transfers from the State General Fund to the CTF through Fiscal Year 2020; none of the sales tax receipts or State General Fund transfers has been pledged to secure Commonwealth special obligation bonds. As of February 28, 2018, the Commonwealth had outstanding $128.3 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax.

The Commonwealth is also authorized to issue approximately $1.876 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the CTF to fund a portion of the Commonwealth's accelerated structurally-deficient bridge program and other transportation improvements. As of February 28, 2018, the Commonwealth had outstanding $2.6 billion of such bonds, which are secured by a pledge of registry fees and a specified portion of the motor fuels excise tax.

A portion of the outstanding bonds was issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds ("RZEDBs") (approximately $156.4 million). The Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. Such payments are currently subject to a sequestration reduction of 6.8%, with the Bipartisan Budget Act of 2015, approved by the President on November 2, 2015, extending the sequestration provisions through federal fiscal year 2025. For federal fiscal year 2017, this reduction increased to 6.9%, and for federal fiscal year 2018, this reduction has been decreased to 6.6%. Beginning in Fiscal Year 2012, such subsidy payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs and RZEDBs. The Commonwealth is obligated to make payments of principal and interest on the BABs and RZEDBs whether or not it receives interest subsidy payments. As of February 28, 2018, $419.8 million of the outstanding CTF bonds was comprised of BABs, $156.4 million of the outstanding CTF bonds was comprised of RZEDBs and $65.1 million of the outstanding grant anticipation notes was comprised of BABs.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Convention Center Fund, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, and in June 2005, the Commonwealth issued $527.6 million of special obligation refunding bonds, which advance refunded, in part, the 2004 issue. Of the 2004 and 2005 special obligation bonds secured solely by the pledge of receipts of tax revenues in the Convention Center Fund, approximately $552.1 million remained outstanding as of February 28, 2018.

Federal Grant Anticipation Notes. The Commonwealth is authorized to issue an additional $1.1 billion of subordinated grant anticipation notes ("GANs") secured by future federal funds to fund a portion of ABP. The Commonwealth expects to pay interest on the notes supporting the Commonwealth's accelerated structurally deficient bridge program from Commonwealth appropriations. As of February 28, 2018, $797.4 million of such notes was outstanding.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D. et al v. The Governor. In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home-and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment provisions of federal Medicaid laws. In February 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that modified plan. The Commonwealth did not appeal from that judgment; instead MassHealth has implemented all required program changes. Although the monitoring period had been set to expire December 31, 2012, the court has subsequently extended the monitoring period several times, most recently through December 31, 2018. MassHealth estimates that its implementation of program changes in compliance with the court's remedial orders will continue to increase its costs prospectively by over $20 million annually. The Commonwealth maintains that it is in full compliance with the court's judgment. A status conference was scheduled for April 5, 2018.

Hutchinson et al v. Patrick et al. This is a 2007 class action brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs asserted claims under the federal Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. In May 2008, the parties entered into a settlement agreement which was subsequently amended in July 2013. Under the terms of the amended settlement agreement, the defendants will provide community residential and non-residential supports in an integrated setting to Massachusetts Medicaid-eligible persons with an acquired brain injury who are in nursing and long-term rehabilitation facilities. The cost of implementing these programs was originally projected to be approximately $386 million, phased in over six years, with approximately half of that amount expected to be reimbursed by the federal government. The Fiscal Year 2018 appropriation is approximately $71.7 million. By Fiscal Year 2019 (year six of the settlement agreement), when the program will be fully implemented, the annualized cost of the program as initially projected will be approximately $56 million on a net basis.

Fowler, et al., for themselves and others similarly situated v. Thomas Turco, in his official capacity as the Commissioner of the Massachusetts Department of Correction, and the Massachusetts Partnership for Correctional Healthcare, LLC. Four state prisoners have filed a class action suit relating to treatment of the Hepatitis C virus ("HCV") among prisoners in the custody of the Massachusetts Department of Correction ("DOC"). The suit alleges that the DOC and its healthcare services provider, the Massachusetts Partnership for Correctional Healthcare, have failed to provide HCV positive prisoners with access to new medications. Employing the uppermost range estimate for the rate of HCV infection among prisoners nationwide (41.1%) to the Massachusetts prison population, the number of HCV infected individuals in Massachusetts custody could be as high as 4,800. The new generation of HCV drugs costs between $39,000 and $75,000 per patient. Based on these figures, the total cost of providing such treatments to all HCV-infected prisoners could reach $90-$350 million. Plaintiffs and the DOC have submitted a joint motion to the court for approval of a settlement.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, the CMS) asserted in June 2000 that the portion of the Medicaid program funded by the HSN might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the HSN. Federal responses to the Commonwealth's most recent waiver submissions have been pending since 2000. The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes. In 2017, a change in state law was made to the hospital assessment making a federal waiver for the hospital assessment unnecessary. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of pool Fiscal Year 2017 the Commonwealth will have collected an estimated $6.234 billion in acute hospital assessments since 1990 and an estimated $2.857 billion in surcharge payments since 1998.

In re: Office of the Inspector General Report Number: A-01-12-0006. On April 6, 2012, the federal Office of the Inspector General ("OIG") initiated an audit of MassHealth's federal reporting of certain claims with dates of service between January 1, 2006 and December 31, 2010. The OIG issued a draft report on June 3, 2014 to which MassHealth responded on July 3, 2014. The OIG draft report concluded that during the audit period MassHealth over-claimed $105 million in Federal Financial Participation due to timing issues associated with the temporary FMAP increase due to ARRA and EOHHS' "void and replaced" claiming system. EOHHS' response to the draft report states that MassHealth worked closely with the Federal Centers for Medicare and Medicaid Services ("CMS") to develop the system it uses to submit claims and adjustments for federal matching funds on the CMS-64 form since June 2009, and that CMS validated and accepted the "void and replace" claims adjustment system EOHHS used. The OIG's audit focused on a specific time period that, based on its calculations, resulted in a federal overpayment. Based on the OIG's methodology, there was a $108 million federal underpayment to the Commonwealth for the period of January 2011 through September 2013. Based on the OIG's audit report, MassHealth has implemented the OIG's interpretation of the claiming rules after the audit period, and has requested increased federal reimbursement totaling approximately $108.2 million from CMS, which will offset OIG's recommended adjustment. EOHHS in response advised the OIG that if CMS agrees with the OIG's interpretation of federal claiming rules and the rules are applied consistently, EOHHS has no objection to the OIG's recommended finding. The OIG issued its final report in September 2014. The OIG did not accept EOHHS' position. EOHHS is pursuing this matter further with CMS. CMS has not taken an action to disallow the $108.2 million that the OIG insists is an overpayment.

Environmental Matters.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. In 2013, the trustees reopened preliminary discussions on a potential settlement framework.

Taxes and Other Revenues.

Comcast of Massachusetts I, Inc. v. Commissioner of Revenue, Appellate Tax Board. The taxpayer filed two petitions with the Appellate Tax Board on December 4, 2013. The first petition appealed the Commissioner's refusal to refund corporate excise tax for the years 2003-2008 on the basis that the correct apportionment methodology is cost of performance instead of market-based sourcing. In the second petition, the taxpayer appealed the Commissioner's refusal to abate additionally assessed corporate excise tax for the years 2002-2008. On September 4, 2014, the taxpayer filed an amended petition in which it conceded in full the issues relating to bonus depreciation, capital loss deduction, charitable loss deductions, and conceded, in part, the issues of exclusion of dividends and add back. On June 7, 2016, the Appellate Tax Board (the "Board") issued a decision in favor of the Commissioner in the ten consolidated corporate excise tax cases for the years 2003-2008. On January 8, 2018, taxpayers filed a notice of appeal, which likely will result in the final consolidated case decision being reviewed by the appellate court. As a result of certain stipulations between the parties, approximately $155 million in potential refunds remains at stake in the pending appeal.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. This matter arises under the MSA. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPM") adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Because the OPMs suffered the requisite loss in each of 2004-2016, they are seeking to reduce the amount of payments they made in each of those years. Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes. The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced. This has been deferred while the determination on whether the states, including the Commonwealth, diligently enforced their NPM escrow statutes. Certain PMs have made payments to the Commonwealth, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs. Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes. As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continued to contest the states' diligent enforcement of their escrow statutes. As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $21.8 million in withheld 2005 MSA payments.

The PMs notified the states of their intent to arbitrate the issue of whether each state diligently enforced its NPM escrow statute during each of 2004-2008 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. The PMs have not yet notified the states of their intent to arbitrate the issue of whether each state diligently enforced its NPM escrow statute during each of 2009-2016. If these matters are arbitrated and the Commonwealth does not prevail, future MSA payments would be reduced by an amount yet to be determined. The states are currently arbitrating the 2004 NPN Adjustment. In June, 2017, however, the PMs decided not to contest the Commonwealth's diligence in 2004. Accordingly, the Commonwealth no longer has any risk of loss concerning the 2004 NPM Adjustment.

Northeastern University, et al. v. Commissioner of Revenue and related Brownfields Credits Claims. The plaintiffs, three Massachusetts universities, allege that the Commissioner of Revenue wrongfully denied their requests for brownfields tax credits. Legislation in 2006 made not-for-profit institutions eligible to claim tax credits for work those institutions performed to remediate an environmentally contaminated site. The sole issue in this litigation, filed in August 2014, is whether the taxpayers may receive a brownfields tax credit for site-remediation work performed prior to June 2006 (i.e., prior to the effective date of the legislation). The Commissioner denied the plaintiffs' applications for the credit, and to transfer the credit, because the site remediation work had been achieved prior to the taxable year commencing after June 24, 2006. The trial court, however, found in favor of the plaintiffs and, if all other application conditions are met, the plaintiffs would be entitled to tax credits in the cumulative amount of $17.7 million. Additionally, other entities may now be bolstered in their as-yet unasserted claims for credits worth tens of millions of dollars. The Commonwealth appealed the adverse judgment. On December 28, 2017, the appellate court affirmed the trial court's judgment.

Other Litigation.

Drug Testing Laboratory Disputes. In August 2012, a chemist formerly employed at the state's drug testing laboratory in Boston admitted to several types of misconduct involving the handling of laboratory samples, which were used in criminal cases. The Attorney General's Office conducted a criminal investigation. In 2013, the former chemist pled guilty and was sentenced to 3 to 5 years in state prison. On January 18, 2017, the Supreme Judicial Court held that in order to resolve the ongoing issues relating to the rights of criminal defendants potentially affected by the chemist's misconduct, district attorneys, within 90 days of the order, were required to review those cases to determine which they could and would re-prosecute, and then move to vacate and dismiss the rest. Defendants in the cases that remain shall receive a judicially approved notice, after which the Committee for Public Counsel Services shall assign counsel, at state expense, to all indigent defendants who wish to pursue vacatur or a new trial. In mid-April, 2017, prosecutors announced that they would be moving to vacate and/or dismiss approximately 21,500 cases and that only a few hundred would remain open for re-prosecution.

Meanwhile, in January, 2013, a chemist formerly employed at the Amherst drug testing laboratory was arrested for theft of a controlled substance and tampering with evidence. In January, 2014, she pled guilty to charges that she removed drug samples for her own use and mixed drug evidence samples with counterfeit drugs to hide the theft, and she was given a split sentence of 2.5 years in a house of correction with 18 months to serve. The Attorney General's office conducted a criminal investigation to determine whether any criminal cases over the course of this chemist's employment at the Amherst lab were tainted by malfeasance. Many thousands of criminal prosecutions may have been affected. In December 2016, the court held an evidentiary hearing on motions for new trial or to withdraw guilty pleas and motions to dismiss filed by a small group of ten defendants whose cases had been consolidated for purposes of evidentiary hearings. On June 26, 2017, the court vacated the convictions or dismissed the indictments of six defendants and allowed another to withdraw a guilty plea.

Committee for Public Counsel Services, et al. v. Attorney General of Massachusetts. The Committee for Public Counsel Services filed a petition against the Attorney General and all of the Massachusetts District Attorneys' Offices, seeking to vacate and dismiss with prejudice convictions of defendants allegedly tainted by the Amherst chemist's misconduct. That same month, one of the defendants whose criminal charges were dismissed initiated a civil action in Penate v. Kaczmarek et al. Penate's complaint alleges, among other claims, constitutional rights violations against former state employees, employees of the Springfield Police Department, the City of Springfield, and two former and one current Assistant Attorneys General. The complaint seeks compensatory and punitive damages, interest, costs and attorneys' fees. The District Attorney has agreed to vacate more than 8,000 convictions.

Given the tens of thousands of cases potentially affected by these chemists' misconduct, there likely will be continuing significant, but as yet undetermined, costs to remedy alleged malfeasance, including, but not limited to: vendor costs for maintaining an electronic document review platform; costs to defend civil complaints alleging state liability in both state and federal court; and for potential judgments. In addition, on April 18, 2017, the U.S. Supreme Court ruled, in a case originating in Colorado, that when a criminal conviction is invalidated by a reviewing court and no retrial will occur, a state is obliged to refund fees, courts costs, and any restitution exacted from a defendant upon, and as a consequence of, the conviction. On February 23, 2018, based on this ruling, three plaintiffs filed a purported class action on behalf of the criminal defendants whose convictions were vacated. If this ruling is applicable to the facts and legal circumstances of the other defendants' cases, it could require the Commonwealth to budget for a million dollars or more worth of refundable exactions and administrative expenses.

McHugh et al v. Commonwealth et al. Four Massachusetts Department of Environmental Protection ("DEP") contract employees have filed a purported class action suit against the Commonwealth, DEP and its Commissioner. The suit alleges that Commonwealth entities hire and employ contract employees as long-term replacements for full-time state employees but do not provide them employment benefits. Plaintiffs purport to bring suit on behalf of approximately 3,330 to 7,600 similarly situated individuals. Plaintiffs seek monetary damages as well as declaratory and injunctive relief. Defendants moved to dismiss all claims brought against them. Plaintiffs have moved to oppose the motion to dismiss and have filed a separate motion to amend their complaint.

New York

Economic Trends

U.S. Economy.

The U.S. economic expansion has entered its tenth year. With energy prices leveling off, and global growth likely having peaked in 2017, the Division of Budget ("DOB") projects that growth will decelerate during the second half of 2018, with U.S. real Gross Domestic Product growth falling from 2.9% in 2018 to 2.7% in 2019.

Total nonagricultural employment growth of 1.6% is projected for 2018, followed by 1.4% growth in 2019. The conventional unemployment rate has hovered around 4.0%, with over 1.2 million workers entering the labor force during the first eight months of 2018. At the same time, evidence of labor shortages has emerged in several sectors requiring special skills, such as construction and manufacturing. Consistent with a tightening labor market, the outlook for wage and personal income is favorable with wage growth of 4.6% and overall personal income growth of 4.1% projected for 2018.

Business investment has substantially improved upon its performance of the last few years, driven mainly by increasing global demand for U.S. exports, expanded energy sector production, and a possible lift from the business tax cuts included in the Tax Cuts and Jobs Act of 2017 ("TCJA"). Higher inflation also appears to be making a comeback. In addition to the two 0.25% interest rate hikes in March and June 2018, the Federal Reserve is expected to raise interest rates twice again this year, in both September and December, with interest rate hikes continuing at a pace of three per year in 2019 and one in 2020.

There are many risks to the State's Financial Plan forecast. Disruption of trade flows due to even the threat of tariffs is one such risk and could represent a significant setback for the manufacturing sector if firms put off production plans. The uncertainty associated with tariff risks has been at least in part responsible for reintroducing volatility into equity markets in 2018 after being dormant for so long. This volatility has likely been exacerbated by the threat of rising interest rates as the Federal Reserve continues to tighten, as well as by anxiety surrounding the long-term impact of federal tax reform on budget deficits and the national debt. Lower and more volatile equity prices can result in lower household spending through both the wealth effect and their role as a signal that a slowdown may lie ahead.

The emergence of labor shortages in some sectors highlights the potential for the nation's slow labor force growth to become a significant drag on economic growth. On the positive side, if the impact of federal tax reform on consumer spending and business investment is stronger than projected without significantly raising inflation, stronger growth in employment, wages, and the overall economy could result. Stronger global growth than expected could have a similar impact, possibly mitigating the negative impact of trade tariffs. A stronger than projected housing market could also result in stronger employment and income growth than currently expected.

State Economy. New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The State's private sector labor market appears to be stabilizing after a period of deceleration that started at the end of 2015. On balance, State private sector job growth of 1.5% is projected for 2018, followed by projected growth of 1.3% in 2019. Although the TCJA is expected to positively affect finance sector after-tax profits, recent equity market volatility could result in a lower volume of financial market activity if the volatility causes some investors to withdraw from trading altogether, which in turn could result in lower revenue growth for 2018.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. The uncertainty surrounding the macroeconomic outlook for the national and global economies is amplified in the financial markets. Weaker and/or more volatile markets than anticipated could result in weaker bonus growth and, hence, weaker wage growth overall, in addition to lower taxable capital gains realizations. In contrast, stronger equity markets, along with stronger national and global growth, could result in stronger employment and wage growth than is reflected in this forecast.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Since 2004, the State Legislature authorized 27 bond issuances to finance local government operating deficits. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or in some cases eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level. Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Special Considerations. The State's financial plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. In addition, projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2.0% and that all savings that result from the 2.0% spending growth benchmark will be made available to the State General Fund. DOB routinely executes cash management actions to manage the State's large and complex budget. These actions are intended for a variety of purposes that include improving the State's cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State's 2.0% spending benchmark. The State's financial plan is based on numerous assumptions, including but not limited to: (i) the condition of the national and State economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected; (ii) the extent, if any, to which wage and benefit increases for State employees exceed projected annual costs; (iii) the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (vii) the ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes, as well as federal funding to address response to and recovery from severe weather events and other disasters. Many of the policies that drive this federal aid may be subject to change under the current presidential administration and Congress. Actions by the federal government, including the TCJA, pose a heightened risk to State finances. Enactment of federal tax law changes is currently projected to add $1.9 trillion to the federal deficit over the next ten years, increasing the likelihood that Congress will seek material cuts in federal aid programs or impose new barriers to the receipt of federal aid by families and individuals. In addition to the potential fiscal impact of policies that may be adopted by the federal government, the State's financial plan may also be adversely affected by other federal government actions, including audits, disallowances and changes to federal participation rates or other Medicaid rules. Given this uncertainty, the Enacted Budget Financial Plan includes legislation to continue authorization for a process by which the State would manage significant reductions in federal aid during Fiscal Years 2018-19 and 2019-20 should such reductions occur.

The Trump Administration has proposed significant cuts to mandatory and discretionary domestic programs in federal Fiscal Year 2019, which are under consideration by Congress. If the proposed cuts are adopted, it could lead to a reduction of billions of dollars to the State. The Budget Control Act of 2011, which temporarily raised the debt limit, established discretionary spending caps on the federal government through Federal Fiscal Year 2021, and under certain conditions institutes automatic spending cuts for certain funds on which the State relies. Discretionary federal funding to the State could be reduced if these caps are not adjusted, suspended or eliminated. On February 9, 2018, the federal government enacted legislation increasing the spending caps for federal Fiscal Years 2018 and 2019 and suspending the federal debt limit through March 1, 2019.

Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The State has not amortized its pension costs since Fiscal Year 2015-16. The State makes annual contributions to the New York State and Local Retirement System ("NYSLRS"). The total State payment (including Judiciary) due to NYSLRS for Fiscal Year 2017-18 was approximately $2.359 billion. The State opted not to amortize any of its obligations and paid the full amount as of March 1, 2018. The estimated total State payment (including Judiciary) due to NYSLRS for Fiscal Year 2018-19 is approximately $2.359 billion. Multiple prepayments (including interest credit) have reduced this amount to $55 million.

Climate Change Adaptation and Storm Recovery. Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in the State's infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact the State's financial plan in current or future years. Currently, New York continues to recover from the damage sustained during three powerful storms that crippled entire regions over the last several years. The frequency and intensity of these storms presents economic and financial risks to the State. State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by federal funds. In January 2013, the federal government approved approximately $60 billion in federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. New York anticipates receiving approximately one-half of this amount over the coming years for response, recovery and mitigation costs. To date, a total of $17 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across New York State. There can be no assurance that all anticipated federal disaster aid described above will be provided to the State and its affected entities over the coming years.

Financial Settlements. The State periodically receives proceeds from financial settlements that are primarily deposited to the State General Fund. During the prior three fiscal years, the State estimates that it received a total of $10.8 billion in monetary settlements from financial institutions, and estimates receipt of another $4.635 billion in settlements through Fiscal Year 2021-22. DOB intends to make transfers of extraordinary monetary settlements on an as-needed basis each year.

Impact of Federal Tax Law Changes. The TCJA has made major changes to the federal tax code, including changes to federal personal income taxes, corporate income taxes, and estate taxes, and the deductibility of various taxes and interest costs. The State's income tax system interacts with the federal system in numerous ways. The federal changes will have significant flow-through effects on State tax burdens and revenues. From the standpoint of individual New York State taxpayers, one of the most onerous provisions in the TCJA is a new $10,000 limit on the deductibility of State and Local Tax ("SALT") payments, effective for tax year 2018. The SALT limit represents a large increase in the State's effective tax rate relative to historical experience, and may adversely affect New York's economic competitiveness. DOB and the State Department of Taxation and Finance ("DTF") estimate that the SALT limit raises federal tax liability for New York taxpayers by $14.3 billion for tax year 2018, relative to what taxpayers would have paid absent the limitation. Over the course of the eight years the SALT limit is scheduled to be in effect, the State estimates that resident taxpayers who itemize at the federal level for each year through 2025 will collectively pay an additional $121 billion in federal taxes relative to what they would have paid absent the SALT limit.

Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in the State and elsewhere, of which the SALT limit is the most significant. A loss of wealth associated with a decline in home prices could have a statistically significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State's businesses, which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

The Enacted Budget Financial Plan includes State tax reforms intended to mitigate issues arising from the federal law, including decoupling many State tax provisions from the federal changes, the creation of an optional payroll tax program, and the establishment of a new State charitable giving vehicle. The State is evaluating other tax law changes in response to the TCJA, including the feasibility of an unincorporated business tax. In addition, the State, along with certain other states, has filed a lawsuit seeking declaratory and injunctive relief to invalidate the SALT limit.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Fiscal Year 2017-18 Results. The State ended Fiscal Year 2017-18 in balance on a cash basis in the State General Fund, based on preliminary, unaudited results. State General Fund receipts, including transfers from other funds, totaled $71.4 billion. State General Fund disbursements, including transfers to other funds, totaled $69.7 billion. The State ended Fiscal Year 2017-18 with a State General Fund balance of $9.4 billion, an increase of $1.7 billion from Fiscal Year 2016-17 results. The higher balance is due to acceleration of an estimated $1.9 billion in personal income tax payments as taxpayers responded to the SALT limit on deductibility of income and property taxes enacted by Congress and effective for tax year 2018, and $130 million in additional resources to fund the costs of potential labor settlements, partially offset by $315 million less in extraordinary monetary settlement funds after paying for spending appropriated from Capital Projects Funds and $10 million less in the Community Projects Fund after funding certain community project initiatives from prior year appropriations.

Fiscal Year 2018-19 Financial Plan. By March 30, 2018, the Legislature had voted to approve the appropriations and accompanying legislation that comprise the Enacted Budget Financial Plan. Consistent with past practice, the Legislature enacted the annual debt service appropriations on March 22, 2018 in advance of other appropriations. The Governor completed his review of all budget bills, including exercising his line-item veto of certain appropriations added by the Legislature, on April 13, 2018. DOB estimates that the Enacted Budget Financial Plan is balanced on a cash basis in the State General Fund, as required by law, and limits the expected annual growth in State Operating Funds spending to 2%.

The Enacted Budget Financial Plan projects potential State General Fund budget gaps of $4.0 billion in Fiscal Year 2019-20, $6.9 billion in Fiscal Year 2020-21 and $7.0 billion in Fiscal Year 2021-22. However, DOB estimates that if future budgets hold spending growth to 2% annually in State Operating Funds, the State General Fund would have potential budget gaps of $780 million in Fiscal Year 2019-20, $1.4 billion in Fiscal Year 2020-21 and $487 million in Fiscal Year 20121-22. These calculations assume that all savings from the reductions in spending are made available to the State General Fund.

State General Fund receipts, including transfers from other funds, are estimated to total $71.5 billion in Fiscal Year 2018-19, an increase of $879 million (1.2%) from Fiscal Year 2017-18 results. The annual change is impacted by the shift of an estimated $1.9 billion of receipts from Fiscal Year 2018-19 into Fiscal Year 2017-18 due to the TCJA and the payment of approximately $500 million in additional personal income tax refunds in the last quarter of Fiscal Year 2017-18. Excluding these shifts, the total receipts increase is $4.2 billion (6.1%).

State General Fund disbursements, including transfers to other funds, are expected to total $73.8 billion in Fiscal Year 2018-19, an increase of $4.5 billion (6.5%) from Fiscal Year 2017-18 results. Local assistance grants are expected to total $49.3 billion in Fiscal Year 2018-19, an annual increase of $3.3 billion (7.1%). The largest increases include $1.1 billion for School Aid and $941 million for Medicaid. State General Fund transfers to other funds are estimated to total $9.7 billion, an increase of $214 million. The increase is mainly due to transfers for capital projects. State General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State and other factors that may change from year to year.

Balances in the State's rainy day reserves are expected to total $1.8 billion in Fiscal Year 2018-19. The Enacted Budget Financial Plan maintains a reserve of $500 million for debt management purposes. The State expects to end Fiscal Year 2018-19 with a State General Fund cash balance of $5.8 billion, a decrease of $3.6 billion from the Fiscal Year 2017-18. DOB intends to make transfers of Extraordinary Monetary Settlements on an as-needed basis over a multi-year period as spending occurs from appropriations funded with the settlements. The balance from monetary settlements is expected to total $3.3 billion, a decrease of $1.7 billion from Fiscal Year 2017-18.

State Indebtedness

The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks sixth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, New Jersey and Washington. State-related debt outstanding totals $51.6 billion, excluding capital leases and mortgage loan commitments, equal to approximately 4.2% of New York personal income. The State General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State's revenue bonds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Cash Position. The State authorizes the State General Fund to borrow money temporarily from available funds held in the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter. Based on current information, DOB expects that the State will have sufficient liquidity in Fiscal Year 2018-19 to make all planned payments as they become due. The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds and sales tax bonds, continues to be set aside as required by law and bond covenants.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. Bond caps are legal authorizations to issue bonds to finance the State's capital projects. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. DOB projects that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. State-related debt service is projected at $5.4 billion in Fiscal Year 2018-19, a decrease of $491 million (8.4%) from Fiscal Year 2017-18.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2018, State-supported debt in the amount of $51.3 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $7.7 billion each. As of March 31, 2018, both amounts were less than the statutory cap of 15%.

As of March 31, 2018, the State's authorized issuers had entered into a notional amount of $1.5 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 2.8% of total debt outstanding. Overall, the State's swap exposure is expected to decline from 2.8% in Fiscal Year 2017-18 to 1.5% in Fiscal Year 2021-22. The State currently has no plans to increase its swap exposure.

State-Supported Debt

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment, housing and education purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2018, approximately $2.4 billion of general obligation bonds were outstanding.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2018, approximately $3.8 billion of State-supported lease-purchase and other contractual obligation financings were outstanding.

Personal Income Tax (PIT) Revenue Bond Program. From 2002 to 2013, the PIT Revenue Bond program was the primary financing vehicle used to fund the State's capital program. Since 2013, the PIT Revenue Bond program and the State's Sales Tax Revenue Bond program have been the largest sources of financing for the State's capital program. As of March 31, 2018, approximately $33.6 billion of State PIT Revenue Bonds were outstanding.

Sales Tax Revenue Bond Program. Legislation included in the Fiscal Year 2013-14 Enacted Budget created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1 cent of the State's 4 cent sales and use tax receipts. Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund. The first Sales Tax Revenue Bond issuance occurred in October 2013, and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2018, $7.4 billion of Sales Tax Revenue Bonds were outstanding.

Ratings. The current ratings of the State's general obligation bonds are "Aa1" from Moody's, "AA+" from S&P and "AA+" from Fitch.

Fiscal Year 2018-19 State Supported Borrowing Plan. Spending on capital projects is projected to total $15.1 billion in Fiscal Year 2018-19, including $672 million in "off-budget spending" directly from bond proceeds held by public authorities. Overall, capital spending in Fiscal Year 2018-19 is projected to increase by $3.9 billion (34%) from Fiscal Year 2017-18. In Fiscal Year 2018-19, transportation spending is projected to total $6.1 billion, which represents 40% of total capital spending. In Fiscal Year 2018-19, the State plans to finance 55% of capital projects spending with long-term bonds and 45% with cash and federal aid.

Pension and Retirement Systems

The State's retirement systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. State employees made up about 33% of total membership during Fiscal Year 2017-18. There were 3,040 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities. As of March 31, 2018, 652,030 persons were members and 470,596 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries. Investments are made by the Comptroller as trustee of the CRF. Net assets available for benefits as of March 31, 2018 were $212.1 billion (including $5.2 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $14.5 billion (7.3%) from prior fiscal year's level of $197.6 billion. The increase in net position restricted for pension benefits from Fiscal Year 2016-17 to Fiscal Year 2017-18 reflects, in large part, equity market performance.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $232.9 billion on April 1, 2016 to $240.7 billion (including $119.2 billion for current retirees and beneficiaries) on April 1, 2017. It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2017 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method. Actuarial assets increased from $190.7 billion on April 1, 2016 to $198.1 billion on April 1, 2017.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amount at a rate determined annually by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year. For amounts amortized in Fiscal Years 2015-16, 2016-17 and 2017-18 the interest rate was 3.21%, 2.33% and 2.84%, respectively. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, it is expected that this will reduce the budgetary volatility of employer contributions. As of March 31, 2018, the amortized amount receivable, including accrued interest, for the 2011 amortization is $88.2 million from the State and $10.6 million from 30 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization was $251.0 million from the State and $77.1 million from 106 participating employers; the amortized amount receivable, including accrued interest, for the 2013 amortization was $419.0 million from the State and $167.1 million from 124 participating employers; for the 2014 amortization was $603.9 million from the State and $114.6 million from 92 participating employers; the amortized amount receivable including accrued interest, for the 2015 amortization was $523.3 million from the State and $97.3 million from 78 participating employers; and the amortized amount receivable including accrued interest, for the 2016 amortization was $294.4 million from the State and $53.4 million from 53 participating employers; the amortized amount receivable, including accrued interest for the 2017 amortization, is $5.6 million from 9 participating employers; and the amortized amount receivable, including accrued interest for the 2018 amortization, is $4.4 million from 4 participating employers; the State did not amortize in 2018.

Litigation

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenge to or impact on the State's financial policies or practices. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. The State believes that its budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim. The land claim was stayed through at least June 19, 2018 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

School Aid. In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the State Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals denied the State's motion to dismiss. The trial commenced on January 21, 2015 and completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016. On October 26, 2017, the Court of Appeals reversed the trial court's decision and remanded the case back to the trial court.

In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. By decision dated August 12, 2014, the trial granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights. On June 27, 2017, the Aristy-Farer action was dismissed.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs filed suit on February 11, 2014 claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Among other things, plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals' 2006 decision in Campaign for Fiscal Equity ("CFE") v. New York and also challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan.

On May 30, 2014, the State filed a motion to dismiss all claims. On November 17, 2014, the trial court denied defendants' motion to dismiss and granted a motion by the City of Yonkers to intervene a plaintiff in the proceeding. Defendants' filed a notice of appeal on both November 1, 2014 decisions on December 15, 2014. Defendants' filed an answer to the petition on February 2, 2015. The appeals of both November 17, 2014 decisions, along with Aristy-Farer, were heard on February 24, 2016. On September 8, 2016, the court ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims could proceed. Defendants moved for leave to appeal, and that motion was granted on December 15, 2016. The matter was fully briefed and the court heard argument on May 30, 2017.

On June 27, 2017, the Court of Appeals held that the New Yorkers for Student Educational Rights complaint failed to state a claim on its causes of action alleging that the State violated the Constitution by departing from funding levels endorsed in CFE and envisioned by the Legislature's 2007 reforms to the State aid system. The court held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only. Discovery is currently stayed, following the plaintiffs' request to amend their complaint. Amended complaints were filed by the plaintiffs on May 4, 2018 and discovery is ongoing.

Canal System Financing. American Trucking Association v. New York State Thruway Authority, is a purported class action by a trucking industry trade association and three trucking companies against the State Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the United States Constitution because of the Thruway Authority's use of toll revenues to maintain and improve the State's canal system. The trial court granted defendants' motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the appellate court reversed the trial court's judgment dismissing the complaint and remanded the case for further proceedings. In an August 10, 2016 decision, the trial court concluded that the claims were not barred and that, to the extent that the tolls collected from interstate truckers were used to maintain the canal system, the incorporation of those expenses into the toll rates, and their collection from the plaintiffs, violates the dormant commerce clause of the United States Constitution. Discovery is currently underway. Plaintiffs' motion for class action certification was filed on September 6, 2016. Defendant's response was filed on November 18, 2016 and plaintiffs' reply was filed February 3, 2017. In addition, on January 26, 2017, the Thruway Authority moved to dismiss. Plaintiffs' opposition to that motion was filed February 13, 2017 and defendants' reply was filed February 16, 2017. Thereafter, all matters on the case were stayed pending the determination of the motion to dismiss. With discovery ongoing, a trial on the issue of damages had previously been scheduled to begin in March 2017. In addition, on February 1, 2017, counsel for plaintiffs filed a similar, companion action on behalf of the motor bus industry as a related case, Am. Bus Ass'n v. N.Y. Thruway Auth.

On March 1, 2017, the court entered a decision dismissing the complaint in American Trucking Association v. New York State Thruway Authority for failure to state a cause of action. The court also entered an order to show cause in Am. Bus Ass'n v. N.Y. Thruway Auth., directing plaintiffs to indicate by March 20, 2017 why the similar matter should not be dismissed on the same grounds. The court subsequently granted judgment in favor of defendants in Am. Bus Ass'n v. N.Y. Thruway Auth. Plaintiffs appealed in both cases, and the two appeals were consolidated with the consent of both sides. On March 29, 2018, the Second Circuit affirmed the trial court's judgments. Plaintiffs' last day to petition the U.S. Supreme Court for a writ of certiorari was June 27, 2018. No petition was filed. These cases are now concluded.

Health Insurance Premiums. In NYSCOBPA v. Cuomo and ten other cases, State retirees, and certain current court employees, allege various claims against the governor and other State officials, challenging a 2011 increase in their health insurance contribution. Discovery is complete, and the State defendants filed motions for summary judgment in all cases. On September 24, 2018, the trial court granted defendants' motions for summary judgment in all respects. Plaintiffs had until October 24, 2018 to appeal.

Pennsylvania

General Information

The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $7.5 billion in crop and livestock products annually. In addition, Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Other natural resources include major deposits of coal, petroleum and natural gas.

The Commonwealth of Pennsylvania is the sixth most populous state in the nation, with a 2017 population of 12.8 million. The Commonwealth is highly urbanized, and the cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain the majority of the Commonwealth's total population. During 2017, Pennsylvania had an annual unemployment rate of 4.9% compared to 4.4% for the nation as a whole. Personal income in the Commonwealth for 2017 was $667 billion, an increase of 2.8% over the previous year. During the same period, national personal income increased by 3.0%. Based on the 2017 personal income estimates, per capita income was at $52,096 in the Commonwealth, compared to per capita income in the United States of $50,392.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the Commonwealth's General Fund (the "Commonwealth General Fund") is the largest. The Commonwealth General Fund receives all tax and non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the Commonwealth General Fund, including debt service on most bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the Commonwealth General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the Commonwealth General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

In September 2013, an arbitration panel under the MSA hearing a dispute with respect to MSA payments received in 2004 issued a decision adverse to the Commonwealth. The Commonwealth challenged the decision, and the Commonwealth's loss was reduced as a result of the ensuing decision. The Commonwealth will continue arbitration proceedings until the issue is resolved. The Commonwealth's share of withheld MSA funds totals over $364 million. For Fiscal Year 2018, estimated receipts from the April 2018 MSA payment are projected to be reduced by $45.7 million.

The Budget Stabilization Reserve Fund (the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the Commonwealth General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. As of February 28, 2018, the BSRF had a balance of $479,053.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for other specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constituted approximately 97.1% of Commonwealth revenues in the Commonwealth General Fund for Fiscal Year 2017. The major tax sources for the Commonwealth General Fund are the personal income tax ($13.305 billion, 41.4% of Fiscal Year 2018 estimated revenues), the sales tax ($10.341 billion, 32.2% of Fiscal Year 2018 estimated revenues), the corporate net income tax ($3.119 billion, 9.7% of Fiscal Year 2018 estimated revenues), the public utility tax ($1.277 billion, 3.9% of Fiscal Year 2018 estimated revenues) and the cigarette tax ($1.251 billion, 3.9% of Fiscal Year 2018 estimated revenues). Inheritance and estate taxes ($1.017 billion, 3.2% of Fiscal Year 2018 estimated revenues) also contribute significant revenues to the Commonwealth's budget.

The major tax sources for the Motor License Fund are the liquid fuels tax and the oil company franchise tax. For Fiscal Year 2018, the liquid fuels tax is forecasted to account for $851.9 million and the oil company franchise tax is estimated to account for $1.0045 billion, together making up 64.1% of Motor License Fund revenues. Revenues from motor vehicle licenses and fees in Fiscal Year 2018 are estimated at $992.4 million, representing 34.3% of total Fiscal Year 2018 Motor License Fund revenues.

Receipts by the Commonwealth in the Commonwealth General Fund, Motor License Fund and Tobacco Settlement and State Lottery Funds from the federal government during Fiscal Year 2017 totaled $29.7 billion. Anticipated receipts from the federal government included in the Fiscal Year 2018 enacted budget were $29.1 billion. In Fiscal Year 2017, approximately $22.5 billion (78.2%) of federal revenues was attributable to public health and welfare programs. In the Fiscal Year 2018 enacted budget, approximately $22.7 billion (77.7%) of federal revenues were expected to be attributable to public health and welfare programs.

Expenditures

Education. The Fiscal Year 2017 budget included over $13.1 billion in education funding. The Fiscal Year 2018 budget included over $13.5 billion in education funding, an increase of 3.4% over the Fiscal Year 2017 budget.

Public Health and Human Services. Expenditures were $39.0 billion in Fiscal Year 2017, and are projected to be $39.2 billion in Fiscal Year 2018. Of the Fiscal Year 2017 expenditures, nearly $12.6 billion was funded from the Commonwealth General Fund, while $12.4 billion was estimated to be provided from the Commonwealth General Fund for Fiscal Year 2018. Federal funds were expected to increase by $151 million, and augmentations are expected to increase by $350 million for Fiscal Year 2018. The Fiscal Year 2018 budget included $352 million of receipts from the Tobacco Settlement Fund to be expended for health care related programs.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. Commonwealth General Fund expenditures for these assistance programs amounted to $9.28 billion in Fiscal Year 2017, while $9.05 billion was budgeted for Fiscal Year 2018. For Fiscal Year 2018, approximately 31.6% of the total cost of assistance to the economically needy was estimated to be appropriated from the Commonwealth General Fund. The balance was estimated to be provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Expenditures for medical assistance increased during the period from Fiscal Years 2007 through 2017 by an average annual rate of 7.12%. Income maintenance cash assistance payments to families in transition to independence was $989 million for Fiscal Year 2017, of which $1.78 billion was from the Commonwealth General Fund. The Fiscal Year 2018 enacted budget included a total of $988 million for such purposes, with $165 million to be provided from the Commonwealth General Fund.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The Commonwealth General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund and the Public Transportation Trust Fund (the "PTTF")

provide the remainder of funding for mass transit programs. Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $629 million in Fiscal Year 2017. In Fiscal Year 2018, grants to local governments were increased to $667 million.

Act 44, enacted in 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. After Fiscal Year 2010, Act 44 funding decreased due to the Federal Highway Administration's rejection of the Commonwealth's applications seeking federal authorization to toll and operate Interstate 80. Additionally, beginning in Fiscal Year 2011, payments from the Turnpike Commission to the Commonwealth declined to $450 million annually, with $200 million going to highway and bridge projects and $250 million to mass transit projects. Act 89, enacted in 2013, provided dedicated additional funding for highway and bridges through the incremental uncapping of the Oil Company Franchise Tax (the "OCFT") and the indexing of vehicle and driver services fees. Act 89 also restructured the payment distributions under Act 44. Beginning in Fiscal Year 2015, the annual $200 million highway and bridge distribution is redirected to mass transit, resulting in annual distributions to mass transit of $450 million.

The Commonwealth subsidizes mass transit systems, including passenger rail and bus service. Starting in 2013, Act 89 has increased funding and revenue sources for the PTTF with revenues now coming from scheduled payments by the Pennsylvania Turnpike Commission, a portion of the sales and use tax, certain motor vehicle fees, vehicle code fines and surcharges and transfers from the Public Transportation Assistance Fund and the Lottery Fund. For Fiscal Year 2016, Commonwealth funding available for mass transit was $1.596 billion. Funding for mass transit increased in Fiscal Year 2017 to $1.722 billion. The Fiscal Year 2018 enacted budget funding for mass transit was slightly reduced to $1.652 billion. Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2017 was $2.584 billion, and increased to $2.837 billion in Fiscal Year 2018.

Act 89 also created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the Pennsylvania Turnpike Commission, a portion of certain motor vehicle fees and, beginning in Fiscal Year 2016, a portion of the OCFT. For Fiscal Year 2017, Commonwealth funding available for multimodal transportation was $140.8 million. The Fiscal Year 2018 enacted budget funding was $143.9 million.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2017, $9.0 million was available for such purposes. A total of $9.8 million was budgeted for Fiscal Year 2018.

Financial Performance

During the five-year period from Fiscal Year 2013 through Fiscal Year 2017, Commonwealth General Fund total revenues and other sources increased by an average of 5.2% annually. Tax revenues during this same period increased by an annual average of 2.2%. Expenditures and other uses during the Fiscal Years 2013 through 2017 rose at an average annual rate of 5.7%.

Fiscal Year 2017 Financial Results. Commonwealth General Fund revenues were below the certified estimate by $1.107 billion (3.4%) during Fiscal Year 2017. Final Commonwealth General Fund revenues for Fiscal Year 2017 totaled $31.669 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31.942 billion. After accounting for a positive Fiscal Year 2017 beginning balance of $5.1 million, the Commonwealth ended Fiscal Year 2017 with a deficit balance of $1.539 billion. Commonwealth General Fund appropriations for Fiscal Year 2017 totaled $31.942 billion, an increase of $1.815 million (6.0%) from Fiscal Year 2016 levels.

Fiscal Year 2018 Budget. The enacted Fiscal Year 2018 budget provided appropriations and executive authorizations, net of lapses and other reductions, totaling $31.996 billion of Commonwealth funds against estimated funds available of $32.038 billion. Enacted Commonwealth General Fund appropriations represented an increase of $54.3 million (0.2%) from appropriations in the Fiscal Year 2017 budget. On October 26, 2017, the legislature passed, and sent to the Governor, a revenue plan to balance the Fiscal Year 2018 budget. The revenue plan incorporated borrowing $1.5 billion to be paid through tobacco settlement proceeds, major expansion of legalized gaming, taxing the sale of fireworks, and applying Pennsylvania's 6% sales tax to goods sold on online market places. On October 30, 2017, the Governor signed the revenue bills. No assurances can be made that any or all of these particular steps will be implemented or that any or all of these steps will have the desired impact on the Fiscal Year 2018 budget. The Fiscal Year 2018 budget also authorized the full funding of the actuarially determined contributions for the Commonwealth's public pension plans in Fiscal Year 2018.

Actual revenues to the Commonwealth General Fund through April 30, 2018 were approximately 0.6% above the Fiscal Year 2018 budget estimate and Commonwealth General Fund collections totaled $29 billion, which was $164.1 million above the Fiscal Year 2018 budget estimate. Total tax revenue was $47.8 million, or 0.2% below the Fiscal Year 2018 budget estimate.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economies. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Motor License Fund—Fiscal Year 2018. Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Fiscal Year 2018 Motor License Fund revenues were budgeted to be $2.897 billion, an increase of $138 million (5%) over Fiscal Year 2017 revenues. Receipts from liquid fuels tax were budgeted to rise 7.1% over the prior year while license and fee revenues were budgeted to decrease by 0.8%. Additionally, other revenue receipts were budgeted to increase by 88.2% due to the liquidation of some investments. Fiscal Year 2018 Motor License Fund appropriations and executive authorizations, net of anticipated lapses, were budgeted to equal $2.895 billion, an increase of 4.8% from Fiscal Year 2017 appropriations. The Motor License Fund was budgeted to conclude Fiscal Year 2018 with an unappropriated balance of $194 million, an increase of $120.9 million over the Fiscal Year 2017 unappropriated fund balance of $73.1 million.

State Lottery Fund—Fiscal Year 2018. The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund. The Fiscal Year 2018 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, was estimated to increase by 3.8%. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during Fiscal Year 2018, were estimated to be $1.786 billion. Total appropriations, net of current year lapses, totaled $1.807 billion. The Fiscal Year 2018 year-end unappropriated balance and reserve was estimated to have a deficit of $21.1 million, a decrease of $2.9 million from the prior fiscal year end.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from Commonwealth General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $12.009 billion at June 30, 2017, an increase of $430.5 million from June 30, 2016. Over the 10-year period ended June 30, 2017, total net outstanding general obligation debt increased at an annual rate of 4.4%. Over the 5-year period ended June 30, 2017, total net outstanding general obligation debt has increased at an annual rate of 2.3%.

General obligation debt for non-highway purposes of $10.885 billion was outstanding on June 30, 2017. Outstanding debt for these purposes decreased by a net $476.4 million since June 30, 2016. For the period ended June 30, 2017, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 3.5% and 1.5%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $1.154 billion on June 30, 2017, a decrease of $45.9 million from June 30, 2016. Highway outstanding general obligation debt grew over the most recent 10-year and 5-year periods ended June 30, 2017, by 26.2% and 12.3% respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. Funding to support such debt issuance was initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the Commonwealth General Fund. During Fiscal Year 2010, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. During Fiscal Years 2011, 2012, 2013 and 2014 the Commonwealth issued $130 million, $120 million, $85 million and $40 million, respectively, in general obligation debt for the program.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the Commonwealth General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding.

The Commonwealth also has entered into an agreement with the Pennsylvania Treasury Department, which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund Commonwealth General Fund expenses within a fiscal year. The Commonwealth borrowed and repaid $1.0 billion in Fiscal Year 2016, $2.2 billion in Fiscal Years 2017 and $1.75 billion in Fiscal Year 2018 to meet funding needs. It is anticipated that the Commonwealth will borrow additional funds for the remainder of Fiscal Year 2018.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of December 31, 2017: Delaware River Joint Toll Bridge Commission ($713.4 million), Delaware River Port Authority ($1.435 billion), Pennsylvania Economic Development Financing Authority ($6.033 billion), Pennsylvania Higher Education Assistance Agency ($4.6 billion), Pennsylvania Higher Educational Facilities Authority ($6.13 billion), Pennsylvania Industrial Development Authority ($239.1 million), Pennsylvania Infrastructure Investment Authority ($87.7 million), Pennsylvania Turnpike Commission ($12.170 billion), and the State Public School Building Authority ($2.795 billion).

Ratings. The Commonwealth's general obligations bonds are rated Aa3 by Moody's Investors Services, Inc. with a stable outlook, AA- with a negative outlook by Fitch Ratings, Inc. and A+ with a stable outlook by S&P.

Unemployment Compensation. As of June 30, 2012, the Commonwealth had outstanding $2.593 billion in loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the "UC Fund"). The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts. Under current federal law, all such loans must be repaid by the states with interest. Under federal law, a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of a second year must pay additional federal unemployment taxes ("FUTA") to repay the principal of the loan. To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law to, among other things, authorize the issuance of up to $4.5 billion of unemployment compensation bonds ("UC Bonds"). On July 25, 2012, the Commonwealth closed on a $3.185 billion interim financing to both fully repay the outstanding federal loan and to fund the continued payment of benefits for a period through the fall of 2012. On October 18, 2012, approximately $2.83 billion in UC Bonds were issued, the proceeds of which were used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account. As of July 1, 2017, the Commonwealth had redeemed $1.6 billion in UC Bonds, leaving $1.7 billion outstanding.

Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The Commonwealth's retirement programs are jointly contributory between the employer and employee.

The Commonwealth's SERS employer contributions were approximately $1.4 billion and $1.6 billion in Fiscal Years 2015 and 2016, respectively. The plan fiduciary net positions were approximately $26.1 billion and $26.4 billion in Fiscal Years 2015 and 2016, respectively. The Commonwealth's PSERS employer contributions were approximately $3.3 billion and $3.9 billion in Fiscal Years 2016 and 2017, respectively. The plan net assets were approximately $50.2 billion and $53.5 billion in Fiscal Years 2016 and 2017, respectively.

For Fiscal Years 2015 and 2016, SERS returned 0.4% and 6.5%, respectively. PSERS' Fiscal Years 2016 and 2017 investment returns were 1.29% and 10.14%, respectively.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. This cap does not apply to tax appeal cases. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 850 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

Mountainview Thoroughbred Racing Assn v. PGCB, et al. Plaintiff has brought two separate actions seeking declaratory relief with respect to, and challenging the constitutionality of portion of, 2017 statutory amendments to the Pennsylvania Race Horse Development and Gaming Act affecting the creation and development of certain casino and gaming licenses. Defendants have answered the initial complaint and a case management order was entered setting a trial date for May 6, 2019.

Brouillette, et al. v. Wolf, et al. Petitioners claim that the Fiscal Year 2018 budget violates numerous provisions of the Pennsylvania Constitution. Among other things, Petitioners request a declaration that the Governor violated the balanced budget provision and ask that he be required to reduce or freeze spending and that the Budget Secretary be enjoined from allocating accounting amounts beyond available revenues, and that the Governor, Treasurer, and Auditor General be enjoined from authorizing any line of credit or borrowing to enable the continued deficit spending. This matter was filed on September 19, 2017. Petitioners filed an Amended Petition for Review on November 7, 2017. Oral argument is tentatively scheduled for September 12, 2018.

Pennsylvania Professional Liability Joint Underwriting Association v. Wolf. The Pennsylvania Professional Liability Joint Underwriting Association ("JUA") initiated this action against the Governor on November 7, 2017. The JUA challenges, on various federal constitutional grounds, a provision of Act 44 of 2017 that directed the transfer, by December 1, 2017, of $200,000,000 from the JUA to the Commonwealth's Treasurer for deposit into the Commonwealth General Fund or, if the transfer was not made by December 1, 2017, the abolishment of the JUA. After a hearing on November 14, 2017, the court enjoined the state officials from enforcing the statutory provision against the JUA. On May 17, 2018, the court granted JUA's motion for summary judgment, and denied the defendants' motions for summary judgment, ruling that the transfer constituted an impermissible taking of private property. The defendants intend to seek clarification regarding the breadth of the order, particularly whether the Judge intended to declare the statute in its entirety unconstitutional, or just the portion relating to the JUA. The defendants are in the process of deciding whether to file an appeal.

United States of America v. Com. of Pa., Civil Action. On July 29, 2014, the U.S. Department of Justice ("DOJ") filed a complaint alleging disparate impact discrimination against the Pennsylvania State Police ("PSP"), based on the female cadet hiring rates. DOJ attributes the alleged discrimination to the failure rate of female cadets on the Physical Readiness Test ("PRT"). In addition to injunctive relief regarding the administration of the test, DOJ seeks back pay with interest for women who failed the PRT, offers of employment, retroactive seniority and other monetary and nonmonetary benefits to women who suffered losses or will suffer losses in the future based on the alleged discriminatory practices. Enjoining the administration of the current PRT will require the development of a new test. Costs associated with an adverse result are difficult to assess, but could range in the tens of millions depending upon the scope of any order issued by the court and the number of women who may have to be compensated for lost salary, seniority and other benefits. The trial court denied PSP's motion for summary judgment, and granted plaintiff's motion for partial summary judgment. A bench trial was scheduled to begin on December 11, 2017, but has been continued pending mediation.

Nextel Communications of the Mid-Atlantic, Inc. v. Commonwealth of Pennsylvania. On September 16, 2015, the Commonwealth Court of Pennsylvania held that the Pennsylvania net operating loss deduction (the "NOL Deduction"), as-applied to the facts in Nextel, violated the Uniformity Clause of the Pennsylvania Constitution, a decision that could negatively affect the Commonwealth's tax revenues. The court held that the NOL Deduction creates different classes of taxpayers based solely upon the amount of their income and that a classification based solely on income amount could not withstand scrutiny under the Uniformity Clause. The Commonwealth appealed the decision to the Pennsylvania Supreme Court.

The Pennsylvania Supreme Court issued a decision on October 18, 2017 holding that the NOL Deduction is unconstitutional. But the Supreme Court reversed the order directing the Department of Revenue to issue a refund to Nextel. The effect of this decision is that the Commonwealth will likely realize additional tax revenues collected from small corporations who previously benefited from the $3 million flat deduction because it was greater than a deduction of 12.5% of taxable income. By now being limited to the percentage deduction, these small corporations will have lower NOL Deductions, and as a result will likely pay more tax. Nextel filed a writ of certiorari with the United States Supreme Court on May 3, 2018.

RB Alden Corp. v. Commonwealth of Pennsylvania. This matter raises the same NOL Deduction issue that was raised in Nextel, except that the statutory provision in this case limits the NOL Deduction to $2 million (rather than $3 million), and does not allow for an alternative deduction amount based on a percentage (12.5%) of taxable income. On June 15, 2016, a trial court panel held that, in accordance with its decision in Nextel, the cap on the NOL Deduction was unconstitutional and should be eliminated in its entirety. The decision was affirmed by the trial court sitting en banc. Both decisions were handed down before the Supreme Court handed down its decision in Nextel. The Commonwealth appealed to the Pennsylvania Supreme Court, and the plaintiff filed a cross-appeal. Both appeals remain pending.

Muscarella v. Commonwealth of PA. This is a class action challenging the Department of Revenue's application of the Senior Citizen's Property Tax and Rent Rebate Assistance Act. A tentative settlement in the amount of $20 million was reached, and a fairness hearing on the proposed settlement was held on June 13, 2016. Following the fairness hearing, the court entered an order confirming the $20 million transfer from the Lottery Fund to be made. Claims could be submitted until February 2017. A portion of the $20 million has been set aside for attorneys' fees. The $20 million has been since removed from the Lottery Fund and placed in escrow with plaintiff's counsel. The class action claims have been filed with plaintiff's counsel. The claims period has closed, and class counsel is processing the claims. The Commonwealth received back a payment of $8 million, but claims are still being processed.

Kingdom Vapor & Smoke 4 Less v. Department of Revenue and East Coast Vapor, LLC v. Department of Revenue. These cases seek declaratory relief as to whether a certain tax must be paid on certain items sold in the E-Cigarette industry or invalidation of the tax if it is applied to all items. The matters are pending in trial court and, if petitioners are successful, the cases could result in lost revenues (and refunds) that approach $20 million. The court heard oral argument on April 11, 2018, and a decision is pending.

Munchinski v. Warman, et al. This is a case alleging due process violations by a now-deceased PSP officer. It arises from the alleged failure to disclose exculpatory evidence in a 1986 murder trial and at a Post-Conviction Relief Act proceeding. The former inmate was released after spending 20-plus years in state prison. Dispositive motions were partially successful, leaving the malicious prosecution claim for trial. The Commonwealth's estimated exposure exceeds $2 million.

Walker v. Department of Corrections, et al. This is a deliberate indifference claim against Department of Corrections nurses who allegedly failed to properly stabilize the neck of an inmate who had fallen from his bunk and suffered an apparent neck injury. The plaintiff is now a quadriplegic. Trial has been set for October 15, 2018. The Commonwealth's estimated exposure exceeds $5 million.

Williams, et al v. Richards, et al. This is a collective action under the Fair Labor Standards Act for wage violations and record keeping violations brought by Pennsylvania Department of Transportation ("PennDOT") employees against PennDOT officials for allegedly failing to pay certain overtime costs. Given the possible number of plaintiffs who could join this matter, the Commonwealth's estimated exposure is between $1.6 million and $4.0 million. The case was filed in April of 2016 and remains in active discovery. The outcome of the case could change PennDOT's practices regarding paying for such efforts in the future, which could result in additional on-going operating expenses exceeding $4 million.

William Penn Sch. Dist. v. Commonwealth. Petitioners are seeking a mandate that the respondents provide adequate funding that would result in equal opportunity for children throughout the Commonwealth to obtain an adequate education. Petitioners are seeking permanent injunctions compelling the respondents to establish, fund, and maintain a thorough and efficient system of public education that provides all students in Pennsylvania with an equal opportunity to obtain an adequate education. This matter was previously dismissed by the trial court, which found that it presented a nonjusticiable political question. Petitioners filed an appeal with the Pennsylvania Supreme Court, which reversed the trial court and ordered the court to address the petitioners' claims. The petitioners have not yet articulated an amount that they would consider to be adequate funding. Previous studies, however, indicate that the petitioners may seek education investments that totaling up to $4 billion.

Knight v. PSP and Barkus v. PSP. These case involves the fatal shooting of civilians by PSP troopers. Given the nature of the litigation, the Commonwealth's estimated exposure could exceed $1 million in each case. In Knight, discovery closed November 30, 2016. In Barkus, discovery closed December 7, 2016. Expert discovery closed on March 10, 2017, and dispositive motions are pending.

Kedra v. Schroeter. In this case, the defendant (a PSP officer) was conducting firearms training for the PSP. During this training, he unintentionally discharged his weapon and the plaintiff (a 26 year old trooper) was killed. The court granted the Commonwealth's motion to dismiss, and the plaintiff appealed. The appeal remains pending. The Commonwealth's estimated exposure is $2 million to $3 million.

Hall v. Millersville University. In this case, claims are made against Millersville University and a dorm resident assistant in a case where a student at Millersville was found dead in her room. Also sued in the case is the fraternity that hosted a party that evening and individual members of the fraternity. Total damages in this case, if recoverable, are likely to exceed $1 million.

DeGroat v. Commonwealth of PA. This is a case alleging excessive force and state tort claims against the Commonwealth, the PSP and individuals stemming from a fatal shooting. Local law enforcement officials also were sued. An amended complaint was recently filed. The Commonwealth is defending the case vigorously. The exposure could be $1 million or more.

Owner Operator Independent Drivers Association, Inc. et al. v. Pennsylvania Turnpike Commission et al. On March 15, 2018, the plaintiffs filed a class action lawsuit against the Pennsylvania Turnpike Commission (the "Commission") and several state officials in their individual and official capacities alleging that certain Commonwealth statutes violate the Commerce Clause and the right to travel under the U.S. Constitution because the

Commission improperly imposes tolls beyond that which is necessary for the operation and maintenance of the Turnpike, and improperly expends toll revenues for purposes other than the operation and maintenance of the Turnpike. On April 2, 2018, the plaintiffs filed a motion for preliminary injunction asking the court to enjoin the Commission from (1) using any sums derived from Turnpike toll revenue to satisfy the Commission's statutory obligations for any purpose except operating, maintaining or improving the Turnpike, (2) using any sums derived from such toll revenue to pay the cost of debt service for any bonds issued by Commission for any purpose other than operating, maintaining or improving the Turnpike and (3) issuing or causing to be issued additional bonds or other debt obligations for the purpose of complying with applicable Commonwealth law.

Phantom Fireworks Showrooms LLC, et al. v. Tom Wolf, Governor of Pennsylvania, et al. Plaintiffs, fireworks sellers, challenge the constitutionality of Act 43 of 2017. Although the plaintiffs only specifically question the fireworks provisions of Act 43 and not any of the other provisions, their lawsuit nonetheless asks the court to declare Act 43 unconstitutional in its entirety and enjoin its enforcement. By an order entered on April 18, 2018, the court directed the parties to complete briefing on both the preliminary objections and the application for summary relief by August 10, 2018, with argument on both pleadings to occur in September 2018.

PART III

HOW TO BUY SHARES

Information Regarding the Offering of Share Classes

The share classes of each fund are offered as described in the relevant fund's prospectus and as described below.

Class M shares are generally offered only to: (1) Wealth Management Clients, with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as "Qualified Accounts"; (2) BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund; (3) board members of the Trust; (4) former shareholders of each other fund advised by the Manager or its affiliates that was reorganized into a fund (each such other fund is hereinafter referred to as a "Reorganized Fund") who received MPAM shares (now designated Class M shares) of a fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such fund, to exchange into Class M shares of other funds, and to purchase additional Class M shares of the funds into which they exchange; and (5) former shareholders of a series of BNY Hamilton Funds that was reorganized into a fund (a "Predecessor Fund") who received Class M shares of a fund pursuant to the reorganization of such Predecessor Fund and who, therefore, are permitted to exchange into Class M shares of a fund, and to purchase additional Class M shares of a fund. Class M shares of BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund also are offered to Investment Advisory Firms. Class M shares of each fund, except BNY Mellon Income Stock Fund, BNY Mellon Government Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund, also may be purchased by Institutional Investors. Class M shares of each fund, except for BNY Mellon Income Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large-Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund, also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management. BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments must be in the respective fund's Class M shares. In addition, holders of shares of a fund who were not Wealth Management Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase Class M shares of that fund for their then-existing accounts in that fund ("Existing Accounts"), to exchange into Class M shares of other funds, and to purchase additional Class M shares of funds into which they exchange. Class M shares also may be offered as described in the relevant prospectus.

Investor shares are generally offered only to: (1) Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and who wish to continue to hold fund shares; (2) individuals or entities who are not Wealth Management Clients, who receive a transfer of fund shares from a Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund or a Predecessor Fund who received Investor shares of a fund pursuant to the reorganization of such Reorganized Fund or Predecessor Fund and who, therefore, are permitted to continue to purchase and hold Investor shares of such fund, to exchange into Investor shares of other funds, and to purchase additional Investor shares of funds into which they exchange. Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as "Individual Clients." Investor shares also may be offered to BNY Mellon Wealth Brokerage Clients and may be offered to certain Qualified Employee Benefit Plans as described in the relevant prospectus.

On March 13, 2012, outstanding Premier shares of each Premier Class Fund converted to Investor shares of the same fund. Holders of a Premier Class Fund's Premier shares who received Investor shares of such fund in the conversion are eligible to make additional investments in the fund's Investor shares.

Class A, Class C, Class I and Class Y shares are being offered as of the date of this SAI only by BNY Mellon Income Stock Fund. Class T shares are not currently being offered. Such shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients and may impose certain conditions on their clients which are different from those described in the relevant prospectus and

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this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. The availability of shares of a particular class and/or shareholder services described, as applicable, in the relevant prospectus or this SAI will depend on the policies, procedures and trading platforms of your Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the relevant prospectus or this SAI, you may need to open a fund account directly with the Distributor. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" below, Service Agents may receive revenue sharing payments from the Manager or the fund. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds for which the Service Agent receives lower or no revenue sharing payments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent. Service Agents also may receive different levels of compensation for selling different classes of shares, which may depend on, among other things, the type of investor and the policies, procedures and practices adopted by your Service Agent. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Investor eligibility requirements for Class A, Class C, Class I and Class Y shares are described in the fund's prospectus for such classes.

Class T shares of BNY Mellon Income Stock Fund are available only to investors who are investing through a Service Agent.  Not all Service Agents make Class T shares available to their clients.  Certain Service Agents through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Class T shares, which are not described in the prospectus or this SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent.  All sales load variations are described in the prospectus and in this SAI. Consult a representative of your Service Agent about the availability of Class T shares of the fund and the Service Agent's policies, procedures and other information. Class T shares are not currently being offered.

Except for purchases through certain Service Agents, initial investments in Individual Accounts and in Class A, Class C, Class I, Class T or Class Y shares must be accompanied by an Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus for such classes. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

BNY Mellon Affiliates may impose certain conditions on Wealth Management Clients, Investment Advisory Firms may impose certain conditions on Investment Advisory Firm Clients, BNY Mellon Wealth Advisors and/or BNY Mellon Wealth Management Direct may impose certain conditions on BNY Mellon Wealth Brokerage Clients, and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts (as defined below) that are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of BNY Mellon Accounts (as defined below), BNY Mellon Wealth Brokerage Accounts (as defined below) or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, in this regard.

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Investment Advisory Firm Clients may not maintain accounts directly with a fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming) and exchanging fund shares. The policies and fees applicable to Investment Advisory Firm Clients may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange fund shares and to determine the shareholder services available to them with respect to their fund shares. The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Transfer Agent ("BNY Mellon Accounts"). Class M shares owned by Investment Advisory Firm Clients will be held in omnibus accounts in the name of their Investment Advisory Firm. Class M shares held by persons other than Wealth Management Clients and Investor shares owned by Individual Clients will be held in Individual Accounts. Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts ("BNY Mellon Wealth Brokerage Accounts"). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor ("Qualified Employee Benefit Plan Accounts"), and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates. Unless otherwise instructed, new purchases by existing shareholders are in the same class of fund shares that the shareholder then holds.

BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments in BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund Account must be in the respective fund's Class M shares.

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

For Class M shares and Investor shares, there is no minimum initial or subsequent investment requirement for holders of BNY Mellon Accounts. The minimum initial investment for Investment Advisory Firms is $1 million. Wealth Management Clients may transfer Class M shares to other existing Wealth Management Clients for their BNY Mellon Accounts. Wealth Management Clients also may transfer shares from a BNY Mellon Account to persons or entities that are not Wealth Management Clients to be held in Individual Accounts or BNY Mellon Wealth Brokerage Accounts. At the time of any such transfer by a Wealth Management Client, the Class M shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may only do so by requesting the establishment of Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholders' Class M shares into Investor shares will be at the equivalent NAV of each class at the time of the conversion. Any subsequent investments by such transferees or former Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.

For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Persons who hold fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, to purchase fund shares.

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Investment minimums for Class A, Class C, Class I and Class Y shares are described in the fund prospectus for such classes.

To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for. Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check. Your bank must send your investment to The Bank of New York Mellon with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable. For a subsequent investment by wire or electronic check, please call 1-800-DREYFUS for more information.

The entity acting as custodian for IRAs and Retirement Plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

Small Account Policies

The funds reserve the right to waive any small account policies that are described in the prospectus.

In-Kind Purchases

Each fund may, at its discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000 for Class M and Investor shares or the minimum initial investment for Class A, Class C, Class I, Class T or Class Y shares. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. When securities are acquired by the fund, all interest, dividends, subscription or other rights attached to the securities become the property of the fund. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than BNY Mellon Wealth Brokerage Clients) and holders of Class A, Class C, Class I, Class T or Class Y shares may call 1-800-DREYFUS, BNY Mellon Wealth Brokerage Clients may call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors, and participants in Qualified Employee Benefit Plans may call 1-877-774-0327. Investment Advisory Firm Clients may not make in-kind purchases directly into a fund.

Information Pertaining to Purchase Orders

Purchases Through Service Agents (non-money market funds only). The funds have authorized certain Service Agents to serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the fund. If a Service Agent is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such Service Agent or its designee received the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the Service Agent or its designee. Orders submitted through a Service Agent that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the Service Agent and accepts it, which may not occur on the day the order is submitted to the Service Agent.

For certain Service Agents, payment for the purchase of shares of funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within

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two business days after the order is placed, the order may be canceled and the Service Agent could be held liable for resulting fees and/or losses.

TeleTransfer Privilege (not applicable to Class T shares). Holders of Individual Accounts may purchase fund shares by telephone, and holders of Class A, Class C, Class I or Class Y shares may purchase shares of such fund by telephone or online, if they have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the relevant prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "How to Redeem Shares—Medallion Signature Guarantees." See "How to Redeem Shares—TeleTransfer Privilege" below for more information. The TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest over time, but does not guarantee a profit and will not protect an investor against loss in a declining market.

When purchasing shares, you must specify which class is being purchased. If you are purchasing shares of BNY Mellon Income Stock Fund, in many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load (not applicable to Class T shares) is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Class A. The public offering price for Class A shares is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

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*  Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part

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of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other Service Agents may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the fund or the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund in the Dreyfus Family of Funds, or the spouse, domestic partner or minor child of any of the foregoing. Additional information about purchasing Class A shares at NAV is in the prospectus.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds in the Dreyfus Family of Funds which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Rights of Accumulation. Except as may otherwise be described in the prospectus, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the fund or the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C" below.

Class I, Class M and Investor Shares. The public offering price for Class I, Class M and Investor shares is the NAV per share of that class.

Institutions effecting transactions in Class I, Class M and Investor shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y. The public offering price for Class Y shares is the NAV per share of that class.

Class T. The public offering price for Class T shares is the NAV per share of that class plus a sales load as shown below:

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Total Sales Load* – Class T Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share

Less than $250,000	2.50	2.56

250,000 to less than $500,000	2.00	2.04

$500,000 to less than $1,000,000	1.50	1.52

$1,000,000 or more	1.00	1.01

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*  Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Reopening an Account (Class A, Class C, Class I and Class Y Shares only). You may reopen an account that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable. During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year. Please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account. You cannot at any time reopen an account that you closed in the fund, or in a share class of the fund, if it previously was closed to new investment accounts.

Information Relating to Purchase Orders (money market funds only)

Timing of Orders. Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order is received "in proper form." An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or an Authorized Entity by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.

If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Orders Placed Through Authorized Entities. Financial intermediaries may serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to received purchase and redemption orders on behalf of the fund. If a financial intermediary is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such financial intermediary or its designee receives the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the financial intermediary or its designee. Orders submitted through a financial intermediary that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the financial intermediary and accepts it, which may not occur on the day the order is submitted to the financial intermediary.

If a financial intermediary serves as an Authorized Entity of a fund and accepts trade orders on the fund's behalf, the Authorized Entity must record (i.e., "time stamp") the time of its acceptance of such trade orders for the purposes of,

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among other things, determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. If the Authorized Entity fails to time stamp orders received in a manner satisfactory to the fund, such orders will be deemed received when they are received by the fund.

Converting Shares

Holders of Investor shares of a fund at the time they become Wealth Management Clients generally may request to have their Investor shares converted into Class M shares of the same fund. In addition, under certain circumstances, Class A, Class C, Class I, Class T or Class Y shares of BNY Mellon Income Stock Fund may be converted from one class of shares to another class of shares of the fund, as described in the relevant prospectus. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. Converting shareholders who make subsequent investments in that fund will receive the share class they converted to. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder®), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

HOW TO REDEEM SHARES

See your fund's prospectus for fund specific and other information about the redemption of fund shares.

Each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  "Proper form" includes, for example, receipt of documentation deemed by the fund to be sufficient to evidence authority to redeem shares in the account, which for certain shareholders includes receipt of a manually executed (i.e., not photocopy) Account

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Application and related documentation. If you have purchased fund shares by check (including a certified or cashier's check), by the TeleTransfer Privilege or through Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will not process wire, online or the TeleTransfer redemption requests for up to eight

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business days following purchase of those shares or until the fund receives verification of clearance of the funds used to purchase the shares for which the redemption is requested, whichever is earlier. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Wire Redemption Privilege, the TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including, for holders of Class A, Class C, Class I or Class Y shares, over the Dreyfus Express® voice-activated account access system), letter or, for holders of Class A, Class C, Class I or Class Y shares, online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or, for holders of Class A, Class C, Class I or Class Y shares, online, to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Except as described below, the funds impose no charges when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the fund's then-current NAV per share.

Class M and Investor Shares

Persons who hold fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold fund shares through Investment Advisory Firms or Qualified Employee Benefit Plan Accounts should contact their financial advisor or plan sponsor or administrator, respectively, to redeem fund shares. Persons who hold fund shares through Service Agents should contact their financial representative.

Holders of Individual Accounts may redeem fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. Holders of IRA and other retirement accounts may redeem fund shares by writing a letter of instruction, which must include the shareholder's account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether 10% should be withheld pursuant to TEFRA. A signature-guarantee is required. For information with respect to signature-guarantees, see "Medallion Signature Guarantees" below. To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, call 1-800-DREYFUS. Each fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under IRAs or

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Retirement Plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

Contingent Deferred Sales Charge (BNY Mellon Income Stock Fund only)

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. Except as otherwise may be provided in the prospectus, the CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan, or were purchased directly from the fund, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½ and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Shareholder Services—Automatic Withdrawal Plan" below. If the board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other financial intermediary, you must notify the Service Agent or financial intermediary and then the Service Agent or financial intermediary in turn must notify the Distributor. Any such qualification is subject to confirmation of your eligibility.

Redemption Through an Authorized Entity (Class A, Class C, Class I, Class T and Class Y Shares)

Redemption orders received by an Authorized Entity (i.e., an agent for the fund that accepts purchase and redemption orders on behalf of the fund) by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity or its designee to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order.

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Redemption Through an Authorized Entity (Retail MMF)

Where an Authorized Entity accepts trade orders on the Retail MMF's behalf, the Authorized Entity is required to promptly take the steps requested by the fund or its designee to impose or assist in implementing a liquidity fee or redemption gate as requested from time to time. See "Liquidity Fees and Redemption Gates (Retail MMF only)" below.

Checkwriting Privilege (BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Government Money Market Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund).

Holders of Individual Accounts may write redemption checks ("Checks") drawn on their fund accounts. The fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Holders of Individual Accounts and Class A, C, I and Y shares may redeem fund shares by wire. By using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or, for holders of Class A, Class C, Class I or Class Y shares, online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by

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the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request signed by each shareholder on the account must be sent to the Transfer Agent. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption Privilege.

TeleTransfer Privilege

Holders of Individual Accounts may request by telephone or, for holders of Class A, Class C or Class I shares other than IRA accounts, online that redemption proceeds ($500 minimum) be transferred between their fund account and their bank account. Transaction fees do not apply to TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in a Coverdell Education Savings Account may not be redeemed through the TeleTransfer Privilege. See "How to Buy Shares—TeleTransfer Privilege" above.

Reinvestment Privilege (Class A Shares)

You may reinvest up to the number of Class A shares you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.

Medallion Signature Guarantees

Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

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Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund reserves the right to make an In-Kind Redemption. Each fund has adopted policies and procedures regarding how and when it will make In-Kind Redemptions. Generally, an In-Kind Redemption may be made under the following circumstances: (1) (i) the Manager determines that an In-Kind Redemption is more advantageous to a fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, or the redeeming shareholder has requested an In-Kind Redemption, (ii) the Manager determines that an In-Kind Redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) the Manager determines that an In-Kind Redemption is in the best interests of the fund; (2) to manage "liquidity risk" (as defined in Rule 22e-4(a)(11) under the 1940 Act); (3) in stressed market conditions; or (4) subject to the approval of the fund's board, including a majority of the Independent Board Members, in other circumstances identified by the Manager. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

Fund Liquidation (money market funds only)

A money market fund also may permanently suspend redemptions and liquidate the fund if, among other reasons, the fund, at the end of a business day, (i) has less than 10% of its total assets invested in Weekly Liquid Assets, or, for the Government MMF and the Retail MMF, the fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from $1.00, or the board, including the Independent Board Members, determines that such a deviation is likely to occur, and (ii) the fund's board, including the Independent Board Members, irrevocably has approved the liquidation of the fund. In the event that the board approves liquidation of the fund, the sale of fund shares will be discontinued, and the redemption of shares will be suspended following notice to the SEC and upon the filing of a supplement to the fund's prospectus(es), summary prospectus(es) and SAI advising of the liquidation. The Manager will then commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board. More information about the timing and other details of a fund's liquidation would be made available to fund shareholders following board approval.

Liquidity Fees and Redemption Gates (money market funds only)

If the fund's Weekly Liquid Assets fall below 30% of its total assets, the fund's board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's Weekly Liquid Assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund's board determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.

If a liquidity fee is imposed, it will be charged on all redemption orders received by the fund after the effective time of the imposition of the fee by the fund's board. A liquidity fee would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the fee is imposed.

If a redemption gate is imposed, the fund or any financial intermediary on its behalf will not accept redemption requests (including redemptions by exchange into another fund) until the fund provides notice that the redemption

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gate has been terminated. A redemption gate would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the gate is imposed.

When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

Since October 14, 2016, the Retail MMF has not invested less than 10% of its total assets in Weekly Liquid Assets, or more than 10%, but less than 30%, of its total assets in Weekly Liquid Assets.

The board has no current intention for the Government MMF to impose liquidity fees and/or redemption gates, but the board may reserve the ability to subject the Government MMF to a liquidity fee and/or redemption gate in the future after providing appropriate notice to shareholders.

SHAREHOLDER SERVICES

The following shareholder services are available only to holders of Investor shares in Individual Accounts, certain Individual Account holders of Class M shares and holders of Class A, Class C or Class I shares. Class Y shares only have the Fund Exchanges shareholder service.

Automatic Asset Builder, the Payroll Savings Plan and the Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time or charge a service fee; however no such fee currently is contemplated.

Fund Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. If an exchange request is refused (such as when the investor is not eligible to invest in the fund into which the investor is seeking to exchange or if such fund has suspended purchases), the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Class M and Investor shares. Holders of Class M shares or Investor shares can generally exchange such shares of a fund worth $500 or more into shares of the same class of any other fund.

Class A, Class C, Class I and Class Y shares. Holders of Class A, Class C, Class I or Class Y shares may purchase, in exchange for shares of BNY Mellon Income Stock Fund, shares of the same class, or another class in which they are eligible to invest, of a fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange shares of BNY Mellon Income Stock Fund for shares of the same class of a fund in the Dreyfus Family of Funds. You should review carefully the current prospectus of the fund into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds in the Dreyfus Family of Funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

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A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares that are subject to a CDSC ("CDSC Shares") for Dreyfus Class shares of the General Government Fund. Such shares will be held in a special account of Dreyfus Class shares of the General Government Fund (an Exchange Account). Exchanges of shares from an Exchange Account only can be made into certain other funds in the Dreyfus Family of Funds. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

Class Y shares of BNY Mellon Income Stock Fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Dreyfus Class shares of each of General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund, provided that, with respect to Dreyfus Class shares of such funds, the investor meets the eligibility requirements for investing in such shares.

Fund Exchange Process. To request an exchange, holders of BNY Mellon Accounts must contact their account officer, and Investment Advisory Firm Clients must contact their financial advisor. Holders of Individual Accounts or Class A, Class C, Class I or Class Y shares, or their Service Agent acting on their behalf, may give exchange instructions to the Transfer Agent in writing or by telephone or, for holders of Class A, Class C, Class I or Class Y shares of, online. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000.

The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts or Class A, Class C, Class I or Class Y shares automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, by oral request from any of the authorized signatories on the account or by calling 1-800-DREYFUS. By using the Telephone Exchange Privilege, the investor authorizes the fund and the Transfer Agent to act on telephone or, for holders of Class A, Class C, Class I or Class Y shares, online instructions (including over the Dreyfus Express® voice-activated account access system) from any person representing himself or herself to be the investor or a representative of your Service Agent acting on the investor's behalf and reasonably believed by the fund or the Transfer Agent to be genuine.

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Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. No fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of a fund's shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Auto-Exchange Privilege. Auto-Exchange Privilege, which is available for existing accounts only, permits the holder of an Individual Account to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund of which you are a shareholder.

For holders of Class A, Class C or Class I shares, Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of BNY Mellon Income Stock Fund, shares of the same class, or another class in which you are eligible to invest, of a fund in the Dreyfus Family of Funds of which you are a shareholder. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of a fund in the Dreyfus Family of Funds.

The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund or, if applicable, shares of a fund in the Dreyfus Family of Funds of which you are a shareholder. Shares will be exchanged on the basis of relative NAV per share. Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shareholders may modify or cancel their exercise of this privilege at any time by mailing written notification to BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.

Automatic Asset Builder®

Automatic Asset Builder permits the holder of an Individual Account or Class A, Class C or Class I shares to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Government Direct Deposit Privilege

Government Direct Deposit Privilege enables holders of Individual Accounts or Class A, Class C or Class I shares to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security or certain veterans, military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

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Payroll Savings Plan

Payroll Savings Plan permits holders of Individual Accounts or Class A, Class C or Class I shares to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dividend Options

Dividend Sweep. Dividend Sweep allows holders of Individual Accounts or Class A, Class C or Class I shares to invest automatically dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class of another fund or, for holders of Class A, Class C or Class I shares, shares of the same class, or another class in which you are eligible to invest, of a fund in the Dreyfus Family of Funds, of which you are a shareholder. However, if you hold Class A, Class C or Class I shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from BNY Mellon Income Stock Fund only in shares of the same class of a fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege. Identically registered existing IRA accounts (other than Dreyfus-sponsored Coverdell Education Savings Accounts) are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dividend ACH. Dividend ACH permits holders of Individual Accounts or Class A, Class C or Class I shares, to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Shareholders may cancel these privileges by mailing written notification to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits the holder of an Individual Account or Class A, Class C or Class I shares, to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

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Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (inside the U.S. only) or, for Class A, Class C or Class I shares, visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

Except as may be otherwise described in the prospectus, by submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent, until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent, will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

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Retirement Plans and IRAs—BNY Mellon Income Stock Fund

If you wish to purchase fund shares in conjunction with a Dreyfus-sponsored Retirement Plan or Dreyfus-sponsored IRA, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance of funds to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

DISTRIBUTION PLAN, SERVICE PLAN AND SHAREHOLDER SERVICES PLAN

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

The Trust has adopted a Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, with respect to Class C shares of BNY Mellon Income Stock Fund. Under the Distribution Plan, BNY Mellon Income Stock Fund pays the Distributor a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to Class C for distributing Class C shares of the fund. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services with respect to Class C shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

The Trust has adopted a Service Plan, in accordance with Rule 12b-1 under the 1940 Act, with respect to Class T shares of BNY Mellon Income Stock Fund. Under the Service Plan, BNY Mellon Income Stock Fund pays the Distributor 0.25% for advertising, marketing and distributing Class T shares and for providing certain services relating to Class T shareholder accounts.  The Distributor is permitted to pay certain Service Agents in respect of these services.

The Trust has adopted a Shareholder Services Plan with respect to Investor shares of each fund and Class A and Class C shares of BNY Mellon Income Stock Fund. The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act. Under the Shareholder Services Plan, the respective fund pays the Distributor for the provision of certain services to holders of Investor shares or Class A or Class C shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares or Class A or Class C shares, as the case may be. The services provided may include personal services to shareholders and/or the maintenance of shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from the funds to compensate Service Agents in respect of these services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Shareholder Services Plan and the basis on which such payments are made.

A written quarterly report of the amounts expended under a Plan, and the purposes for which such expenditures were incurred, must be made to the board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the Independent Board Members who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the Independent Board Members who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is

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generally terminable at any time by vote of a majority of the Independent Board Members who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

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Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in "Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the

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underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and

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auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a RIC and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

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When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may

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include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is

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likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified

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redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates

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rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund

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may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of

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the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

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Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, no payments will be made due to net losses incurred by each entity. FNMA and FHLMC paid approximately $278.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws). Each entity's projected fourth quarter payment was ultimately decreased due to an agreement entered into with Treasury that modified the dividend provisions of the senior preferred stock. In its 2016 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected "continued significant uncertainty" regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

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FHFA is mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the inverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of

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positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the

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assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

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A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate. As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that is a RIC for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to

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a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus

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accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is

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typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal

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securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally

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reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable

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to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

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Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical

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issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). The resulting impact of the UK’s vote to leave the EU and the terms of its potential withdrawal are uncertain as of the date of this SAI. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

A process of negotiation will determine the future terms of the UK's relationship with the EU. In March 2017, the British Prime Minister invoked Article 50 of the Lisbon Treaty, which gives the UK two years to negotiate an exit deal with the EU. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally.

Depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar in anticipation of Brexit would adversely affect fund investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

If the UK leaves the EU without agreements on trade, finance and other key elements, often called a hard Brexit, the UK would have to trade with the EU under World Trade Organization rules, under which there would be customs and regulatory checks, and tariffs imposed on goods that the UK exports to the EU. In addition, there would be no 21-month post-Brexit transition period. A hard Brexit would mean the UK would leave Europe’s single market and customs union, which could hurt global financial stability.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

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Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks

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associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange- traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund. Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited

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security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the

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holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the SEC may allow a fund to invest in another investment company in excess of (1), (2) and/or (3). As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities

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lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the performance of the component securities or commodities of a benchmark index. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). The price of an ETF's shares can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a fund's investments in ETFs, the fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the fund may rely, that permit the fund to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Manager to vote the fund's ETF shares in proportion to votes cast by other ETF stockholders and may subject the fund to other requirements in connection with investments in these ETFs.

Exchange-Traded Notes

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market

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benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Master Limited Partnerships (MLPs)

Although MLP investments may take many forms, a fund investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs") and whose interests or "units" are traded on securities exchanges like shares of corporate stock. A typical Pass-Thru MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.

MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law (or the interpretation thereof), or a change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.

Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes. Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.

MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP convertible subordinated units, MLP preferred units, MLP general partner interests, MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below. A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the NASDAQ. MLP common units can be purchased through open market transactions and

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underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights"). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. Additionally, the general partner may have the right to require common unitholders to sell their common units at an undesirable time or price.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors. The issuance of convertible subordinated units increases the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner Interests. The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities. General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying

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MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset. MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions. To the extent that actual outcomes differ from management's estimates, earnings would be affected. If recorded liabilities are not adequate, earnings would be reduced. To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP. However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.

MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Equity and Debt Securities Issued by Affiliates of MLPs. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Such other MLP equity securities may be purchased through market transactions and through direct placements.

MLP I-Shares. I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP. I-Shares represent an indirect limited partner interest in the MLP. I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders. I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP. I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP's expenses. A fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated. I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market. I-Shares may be thinly traded, based on investors' perceptions of the MLP's value. The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions. These factors may result in the market price of the I-Shares being less than the value of its net assets. This means that I-Shares may trade at a discount to the price of the MLP's common units. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap

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agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of

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the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA. The funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if they continue to claim the exclusion from the definition of CPO.

In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO.

Specific Types of Derivatives.

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Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

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• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

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• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain

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derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If a fund enters into a credit default swap agreement as a seller of credit protection, it will segregate liquid assets equal to the full notional value of the swap.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that

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is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap

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in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

• Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

• Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single

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stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different

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economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

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Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a RIC under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which

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would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes,

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the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

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In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Trust's board or by the Adviser pursuant to guidelines established by the board. The Trust's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

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Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The

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performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Decreases in the value of a fund's portfolio securities may affect the fund's ability to maintain a stable NAV.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

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Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act

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and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

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In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. Among other requirements, the fund is limited to investing in high quality securities that Dreyfus has determined present minimal credit risks. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

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Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

LIBOR Rate Risk

Many debt securities, derivatives and other financial instruments, including some of the funds’ investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have

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suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

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Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the financial obligation; nature of and provisions of the financial obligation and the promise S&P imputes; and protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

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Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D There has been a failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

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Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes a generic historical average recovery. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to ratings in the categories below "CCC."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

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Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

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Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

ADDITIONAL INFORMATION ABOUT THE BOARD

Board's Oversight Role in Management

The board's role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the board, acting at its scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Director of Investment Oversight (or a senior representative of his office), the funds' and the Manager's CCO and portfolio management personnel. The board's audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the Trust's Chief Financial Officer. The board also receives periodic presentations from senior personnel of the Manager and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the board also receives informational reports from the board's independent legal counsel and separate counsel to the Trust regarding regulatory compliance and governance matters. The board has adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the Trust's board members, including the Chairman of the Board, are Independent Board Members. The board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the specific

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characteristics and circumstances of the Trust, including, but not limited to: (i) the services that the Manager and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Trust are conducted by Trust officers and employees of the Manager and its affiliates; and (iii) the board's oversight role in management of the Trust.

Additional Information About the Board and its Committees

Board members are elected to serve for an indefinite term. The board has standing audit, nominating, compensation, litigation and pricing committees.

The functions of the audit committee are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the board's oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter.

The function of the compensation committee is to establish appropriate compensation for serving on the board.

The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.

The board also has a standing pricing committee for the non-money market funds comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

BNY Mellon Fund Advisers, a division of Dreyfus, serves as the investment adviser to the funds. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to an Investment Advisory Agreement with the Trust, the Manager provides investment management of each fund's portfolio.

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

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Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons who are deemed to control each Sub-Adviser based on the Sub-Adviser's reporting of the level of such persons' ownership of stock or other interests of the Sub-Adviser. Listed companies or other entities are in the asset management, banking or other financial services business, or are holding or other non-operating companies or entities within a group of such companies and/or entities. For BNY Mellon Asset Management North America Corporation, Walter Scott, which is a wholly-owned subsidiary of BNY Mellon, see "The Manager" above for ownership information.

Boston Partners: William G. Butterly, Mark E. Donovan, Masaaki Kawano, Robeco US Holding, Inc., Joseph F. Feeny, Matthew J. Davis, Greg A. Varner, Paul E. Wilson, David G. Van Hooser, Robeco Groep N.V., ORIX Corporation, Robeco US Holding B.V.

GCM: Henderson Global Investors (North America) Inc., an indirect wholly-owned subsidiary of Janus Henderson.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

BNY Mellon Asset Management North America Corporation.

The

firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.

The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass the firm's investment professional rewards program.

• Base salary

• Annual cash incentive

• Long-Term Incentive Plan

– Deferred cash for investment

– BNY Mellon restricted stock units and/or

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– BNY Mellon Asset Management North America Corporation equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

BNY Mellon Wealth Management. The portfolio managers' compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon-affiliated firms.

The annual incentive compensation plan is comprised of three components: (1) portfolio performance, (2) individual qualitative performance and (3) the overall performance of BNY Mellon Wealth Management. Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Mellon Wealth Management. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards, and the remaining 20% is held in reserve until the end of the performance period (three years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

Boston Partners: All investment professionals receive a variable compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through Boston Partners's bonus program, key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

• Individual Contribution: a subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;

• Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

• Investment Team Performance: the financial results of the investment group; and

• Firm-wide Performance: the overall financial performance of Boston Partners.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and portfolio managers associated with that product. The discretionary bonus assessment is done annually. Investment performance for a fund typically is based on the fund's 1-, 3-, and 5-year performance compared to its market benchmark and compared to its consultant peer group for its strategy. Returns are evaluated on a pre-tax basis.

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In addition, Boston Partners offers a profit participation plan focused on the firm's investment professionals whereby participants receive the equivalent of an equity stake in the firm based on a combination of factors, including the product investment performance and the investment professional's seniority and longevity with Boston Partners. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

GCM. GCM portfolio managers are compensated for managing portfolios or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Portfolio managers are eligible for an annual variable compensation award based on management’s discretion. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things, consistent short-term and long-term performance (i.e., one-, three- and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring and team work.

• Fixed Compensation: Paid in cash and comprises an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability and market competitiveness.

• Variable Compensation: Paid in the form of cash and deferred awards. Deferrals are typically made in Janus Henderson restricted stock, although in some cases deferrals are invested in mutual funds for regulatory reasons. For some individuals with significant Janus Henderson stock holdings, they may also elect to have some or all of their deferral invested in mutual funds. Individual awards, if any, are discretionary and given based on company, department and individual performance.

Walter Scott. Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance.

All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits. This is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these goals drives the firm's profits and therefore the profit share.

For directors and some senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan. This is primarily invested in a long-term global equity fund for which Walter Scott is the investment adviser and, for some, in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients. The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently

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of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

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Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the Trust. The Distributor also serves as distributor for the Dreyfus Family of Funds.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" above to determine your fund's arrangements and share classes).

For the BNY Mellon Stock Income Fund only, the Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own assets, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

The Manager or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of a fund or provide other services (other than with respect to Class M or Class Y shares). Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those Service Agents. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent and retain sales loads, CDSCs and 12b-1 Plan fees (except with respect to Class T shares, as applicable). These payments, as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to the Manager, may create an incentive for the

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Distributor to recommend or sell shares of a fund to you. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at 225 Liberty Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Escheatment

Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

• there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

• mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.

Your assets would be escheated to the state indicated in the account address of record. If you have a foreign address, your assets would be escheated to Massachusetts, where the Trust is organized. If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV. If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's

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website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records. The fund, the Transfer Agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as

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determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (money market funds only)

The valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. The board has established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each class of a fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. Because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

All expenses incurred in the operation of the funds are borne by the Trust. Expenses attributable to a particular fund are charged against the assets of that fund; other expenses of the Trust are allocated among the funds on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each fund. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

DIVIDENDS AND DISTRIBUTIONS

Each of BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Income Stock Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Large Cap Stock Fund and BNY

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Mellon Short-Term U.S. Government Securities Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.

Each of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Government Money Market Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund usually declares dividends daily and pays dividends on the last business day of each month.

For Individual Accounts, dividends and other distributions will be reinvested in fund shares at NAV unless the shareholder instructs the fund otherwise. Persons who hold fund shares through BNY Mellon Accounts, BNY Mellon Wealth Brokerage Accounts, Qualified Employee Benefit Plan Accounts or Retirement Plan accounts should contact their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, for information on reinvestment of dividends and other distributions.

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds other than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"). Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily, dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

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Money Market Funds

Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a fund and its shareholders, including each fund's qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. No fund has sought and no fund will seek any ruling from the IRS regarding the offering pursuant to its prospectus or this SAI, including, without limitation, such fund's status as a RIC.

This discussion does not purport to be a complete description of all of the tax considerations applicable to a fund or its shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold fund shares as part of a straddle or a hedging or conversion transaction and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that shareholders hold a fund's shares as capital assets (within the meaning of the Code) for U.S. federal income tax purposes. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws. Tax matters are very complicated, and the tax consequences to shareholders will depend on the facts of their particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of an investment in a fund, including tax reporting requirements, the applicability of U.S. federal, state, local and non-U.S. tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws. The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

A "U.S. shareholder" is a beneficial owner of a fund's shares that is for U.S. federal income tax purposes:

1. a citizen or individual resident of the United States;

2. a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

3. a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

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4. an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A "non-U.S. shareholder" is a beneficial owner of a fund's shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds a fund's shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Beneficial owners of a fund's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the ownership and disposition of such fund's shares.

A fund generally is required to withhold and remit to Treasury a percentage of the taxable distributions paid to certain shareholders who fail to properly furnish the fund with a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the fund that he or she is not subject to such withholding. Corporate shareholders, certain non-U.S. persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to a fund to establish such exemption. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Taxation of the Funds

RIC Qualification Requirements. Each fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code, and the remainder of this discussion so assumes. A fund that qualifies as a RIC and that satisfies certain annual distribution requirements, described below, generally will not be subject to U.S. federal income tax on the portion of such fund's investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that it timely distributes (or is deemed to distribute) to holders of a fund's shares. A fund that qualifies as a RIC will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to holders of the fund's shares.

A fund that qualifies as a RIC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the fund's ordinary income for each calendar year; (2) 98.2% of the fund's capital gain net income for the one year period ending October 31st in that calendar year; and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement").

To qualify as a RIC for U.S. federal income tax purposes, a fund generally must, among other things, meet the following tests:

"90% Income Test"—derive in each taxable year at least 90% of the fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income derived with respect to the fund's business of investing in such stock, securities or currencies, or (b) net income derived from the fund's interest in a "qualified publicly traded partnership," or "QPTP" (generally, a publicly traded partnership that is eligible to be treated as a partnership under the Code, other than a publicly traded partnership that derives 90% of its income from the sources described in clause (a) of the 90% Income Test);

"Diversification Test"—diversify the fund's holdings so that at the end of each quarter of the taxable year:

• at least 50% of the value of the fund's assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the fund's assets or more than 10% of the outstanding voting securities of that issuer; and

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• no more than 25% of the value of the fund's assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs.

"Annual Distribution Test"—distribute with respect to each taxable year at least 90% of the sum of the fund's investment company taxable income (determined without regard to the dividends paid deduction) and net tax exempt interest income, if any, for such year.

In general, for purposes of the 90% Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the 90% Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Income Test, investment in QPTPs cannot exceed 25% of a fund's assets.

A fund's investment in a partnership (including an MLP) may qualify as an investment in (1) a QPTP; (2) a "regular" partnership; (3) a "passive foreign investment company" (a "PFIC"); or (4) a corporation for U.S. federal income tax purposes. The treatment of a particular partnership for U.S. federal income tax purposes will affect the extent to which a fund can invest in such partnership. Some amounts received by a fund with respect to certain investments in a partnership will likely be treated as a return of capital because of accelerated depreciation and the availability of deductions available with respect to the activities of such partnership. On the disposition of an investment in a partnership, the fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the fund does not dispose of the partnership, the fund likely will realize taxable income in excess of cash flow with respect to the partnership in a later period), and the fund must take such income into account in determining whether the fund has satisfied its distribution requirements. The fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. For tax years beginning after December 31, 2017, sellers shall generally be required to withhold 10% of the amount realized on the sale or exchange of an interest in a partnership that is engaged in a U.S. trade or business unless (i) the transferor certifies that it is not a nonresident alien individual or a foreign corporation, or (ii) certain other limited circumstances apply. In general, the fund should be able to provide the required certification to avoid withholding, but Treasury has not yet issued or implemented regulations for this provision.

Gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a fund.

If a fund, otherwise qualifying as a RIC, fails to satisfy the 90% Income Test or the Diversification Test in any taxable year, such fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Test if the fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the fund's income would be subject to corporate level income tax. No fund can provide assurance that it will qualify for any such relief should it fail either the 90% Income Test or the Diversification Test.

If a fund fails to satisfy the Annual Distribution Test or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, the fund will be subject to tax in that year on all of its taxable income, regardless of whether a fund makes any distributions to the fund's shareholders. In that case, all of the fund's income will be subject to corporate level income tax, reducing the amount available to be distributed to the fund's shareholders, and such shareholders would no longer be eligible for the benefits related to the fund's treatment as a RIC, such as the benefits of the rules related to "interest related dividends." See "Taxation of U.S. shareholders."

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Capital Loss Carryforwards. A fund that qualifies as a RIC generally would be permitted to carry forward a net capital loss realized, if any, in a taxable year beginning on or before January 1, 2011 to offset such fund's capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short term capital loss in the year to which it is carried. A fund is permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of a fund's net short term capital loss over such fund's net long term capital gain is treated as a short term capital loss arising on the first day of such fund's next taxable year, and the excess of such fund's net long term capital loss over such fund's net short term capital gain is treated as a long term capital loss arising on the first day of such fund's next taxable year. If future capital gain is offset by capital losses which are carried forward, such future capital gain generally is not subject to fund level U.S. federal income tax, regardless of whether distributed to shareholders. A RIC cannot carry back or carry forward any net operating losses, which for tax years beginning after December 31, 2017 can only be used in a given tax year to offset 80% of the fund's adjusted taxable income.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or non-U.S. income, franchise or withholding tax liabilities.

Investments in PFICs. A fund may purchase shares in a PFIC, and as such a fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the fund. Alternatively, a fund may elect to mark to market at the end of each taxable year the fund's shares in such PFIC; in this case, the fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. A fund's ability to make either election will depend on factors beyond its control, and the funds are subject to limitations which may limit the availability or benefit of these elections. Under either election, a fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and generally such income will nevertheless be subject to the Annual Distribution Test, will be taken into account for purposes of determining whether the fund satisfies the Excise Tax Requirement, and generally will not be treated as qualifying income for the 90% Income Test.

Other Fund Investments and Activities.

Derivatives. A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Lending. A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by the fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the fund will not qualify as a foreign tax paid by the fund and

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therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Fund Investments in Non-U.S. Securities" below.

Debt Obligations. A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the security; (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years; and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities, including in connection with the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investments in Entities Which Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-U.S. shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual

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interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Fund Investments in Non-U.S. Securities. Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by the fund. If a fund so elects, each of its shareholders subject to U.S. federal income tax would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by the fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder subject to U.S. federal income tax would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from a fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder subject to U.S. federal income tax that (i) has held shares of a fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, a fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax adviser regarding the potential availability of foreign tax credits or deductions relating to the shareholder's interest in a fund.

Investments in Municipal or Other Tax-Exempt Funds. It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes. Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of U.S. Shareholders—Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by certain types of shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a "fund of funds"), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

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Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, the fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

State Municipal Funds. The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City). It should be noted that this treatment may change if, among other reasons: a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations. Fund shares and fund distributions may be subject to other state and local taxes. In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states provide exemptions for distributions attributable to interest on certain U.S. Government obligations. Additionally, a shareholder may be subject to state income tax to the extent the shareholder sells or exchanges fund shares and realizes a capital gain on the transaction.

Taxation of U.S. Shareholders

Fund Distributions. Distributions by a fund generally are taxable to U.S. shareholders as ordinary income or long term capital gain. Distributions by the fund will not qualify for the deduction under Section 199A of the Code. Distributions of a fund's investment company taxable income (which is, generally, the fund's U.S. federal taxable income excluding net capital gain subject to certain statutory adjustments) will be taxable as ordinary income to U.S. shareholders to the extent of the fund's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of the fund. Distributions of the fund's net capital gain (which generally is the excess of the fund's net long term capital gain over its net short term capital loss) properly reported by the fund as "capital gain dividends" will be taxable to U.S. shareholders as long term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. shareholders' holding periods for their shares and regardless of whether the dividend is paid in cash or reinvested in additional shares. Distributions in excess of the fund's earnings and profits first will reduce U.S. shareholders' adjusted tax basis in such their shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. shareholder.

Although each fund currently intends to distribute any of its net capital gain for each taxable year on a timely basis, the fund may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, the fund will pay tax on the retained amount, each U.S. shareholder will be required to include such shareholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to such shareholder's allocable share of the tax paid thereon by the fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder's adjusted tax basis for such shareholder's shares.

Each fund may in certain years use "equalization accounting" in determining the portion of its net investment income and net realized capital gains that have been distributed. A fund that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gains to redemptions of fund shares, which will have the effect of reducing the amount of income and gains that the fund is required to distribute to shareholders in order for the fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. Since the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

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In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for this preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation which, for its taxable year in which its dividend was paid, or the preceding taxable year, is a PFIC (discussed above). In order to be eligible for the preferential rate, a U.S. shareholder in a fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a U.S. shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. shareholders that are taxable as corporations for U.S. federal income tax purposes may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced if the corporate U.S. shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of a fund or by application of the Code.

Sale, Exchange or Redemption of Shares. A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's shares of a fund. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long term capital gain or loss if the shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale or disposition of fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the fund's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Further, except in the context of an Institutional MMF, or shareholders employing the NAV Method (defined below) in respect of the applicable fund, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed under applicable "wash sale" rules if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed above under "Taxation of the Funds—Other Fund Investments and Activities—Investments in Municipal or Other Tax-Exempt Funds," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a fund which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of a sales charge if the sales charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge). Instead, the shareholder is required to reduce the basis of the original shares by the amount of their sales charge and carry over that amount to increase the basis of the newly acquired fund shares. This rule applies only if the acquisition of the

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new fund shares occurs on or before January 31st of the calendar year following the year in which the original shares were sold or redeemed.

The repurchase of shares by a fund generally will be a taxable transaction for U.S. federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in a fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the U.S. shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a U.S. shareholder generally will recognize capital gain or loss (which will be treated in the same manner as described above) equal to the difference between the amount of cash received by the U.S. shareholder and the adjusted tax basis of the shares repurchased.

If none of the tests for sale or exchange treatment is met, the amount received by a U.S. shareholder on a purchase of shares by a fund will be taxable to the U.S. shareholder as a dividend to the extent of such U.S. shareholder's allocable share of the fund's current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the U.S. shareholder's adjusted tax basis in the shares sold), and any amount in excess of the U.S. shareholder's adjusted tax basis would constitute taxable capital gain. Any remaining tax basis in the shares repurchased by the fund will be transferred to any remaining shares held by such U.S. shareholder. In addition, if a repurchase of shares is treated as a dividend to the tendering U.S. shareholder, a constructive dividend may result to a non-tendering U.S. shareholder whose proportionate interest in the earnings and assets of a fund has been increased by such repurchase.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of the relevant regulations in light of their individual circumstances.

Computing Gains and Losses. Absent the application of a specific exemption, the funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

NAV Method of Accounting (money market funds only). Shareholders in money market funds may elect to use a simplified method of accounting for computing gains and losses (the "NAV Method") in respect of their money market funds. Under the NAV Method, rather than computing gain or loss separately for each taxable disposition of shares in a fund as described above, the shareholder would determine gain or loss annually based on the changes in the aggregate value of the shareholder's shares in the fund during the "computation period(s)" comprising the shareholder's taxable year, reduced by the shareholder's net investment for the applicable computation period(s). Generally, a shareholder's net investment for a computation period, which may be positive or negative, represents the cost or value of shares in the fund acquired by the shareholder during the applicable computation period(s), minus amounts received upon redemption of shares in the fund (or otherwise representing the value of shares redeemed) during the applicable computation period(s) (taking into account the effect of liquidity fees, if any), in all cases determined under prescribed computation rules. A computation period could be the shareholder's taxable year or certain shorter periods, provided that, if the shareholder has more than one computation period comprising its taxable year, the shareholder's net gain or loss for the taxable year in respect of the applicable fund will be the sum

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of the net gains or loss separately computed for such fund under the NAV Method for each computation period comprising its taxable year.

Gains and losses recognized under the NAV Method with respect to shares in a money market fund will be treated as short-term capital gains and losses if gain or loss with respect to a disposition of one or more of the shares would have been treated as capital gain or loss had the shareholder not elected to use the NAV Method. Otherwise, such gains and losses will be treated as ordinary income. If a shareholder holds shares in a particular money market fund in more than one account, it must treat its holdings in each account as a separate fund for purposes of applying the NAV Method. Additionally, a change to or from the use of the NAV Method is considered a change in accounting method, which generally would require the shareholder to obtain the consent of the IRS to make such change using automatic change procedures and a short Form 3115 "Application for Change in Accounting Method." A shareholder generally may elect to use the NAV Method in respect of a particular Government MMF or Retail MMF without the need to file a Form 3115 if (i) the shareholder has never used the NAV Method for that fund, and (ii) either the shareholder's basis in all its shares in that fund has at all times equaled $1.00 per share, or the shareholder has not realized any gain or loss with respect to its shares in that fund.

All shareholders in money market funds should discuss with their own tax advisers whether to apply the NAV Method in respect of any given money market fund, the manner of obtaining any requisite consent of the IRS to use the NAV Method, and the manner in which gains and losses are computed under the NAV Method under the shareholder's particular circumstances. As noted above, the wash sale rules that restrict the use of certain losses upon a taxable disposition of shares do not apply in respect of shares that are subject to the NAV Method or to shares in an Institutional MMF.

The election of the NAV Method does not affect a shareholder's computation of income from fund distributions.

3.8% Surtax. An additional 3.8% surtax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Taxation of Non-U.S. Shareholders

Fund Distributions. Distributions of a fund's investment company taxable income to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from a fund's current and accumulated earnings and profits unless an exception applies. A fund that traces the source of interest related dividends or short-term equity gains may, in certain circumstances, pay such dividends without withholding. Interest related dividends generally are that portion of the dividends paid by a fund that are derived from U.S. source interest or indebtedness for U.S. federal income tax purposes and which, if paid directly by the issuer of such indebtedness to a non-U.S. shareholder, would qualify for the exemption for U.S. withholding tax generally applicable to portfolio interest, as defined in the Code. Short term capital gains dividends generally mean any dividend or part thereof which is reported by the fund as a short term capital gain dividend in a written statement furnished to its shareholders subject to certain adjustments. However, no fund provides any assurances that it may be able to obtain the information necessary to employ tracing, and, therefore, non-U.S. shareholders may not be able to avoid withholding in this circumstance.

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, a fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of a fund's net capital gain (which generally is the excess of a fund's net long term capital gain over a fund's net short term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S.

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shareholder upon the sale of the shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own tax advisers as to the applicability of an income tax treaty in their individual circumstances.

If a fund distributes its net capital gain in the form of deemed rather than actual distributions (which a fund may do in the future), a non-U.S. shareholder will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Tax Withholding. A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides a fund or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares and, after December 31, 2018, 30% of the gross proceeds from a sale of the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

State and Local Taxes

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a fund, if the fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax. For tax years beginning in 2018 and before January 1, 2026, the deductibility of state and local taxes by individual investors against their U.S. federal taxable income may be significantly limited.

Prospective investors should consult their tax advisers with respect to all state and local tax issues related to the ownership of shares in a State Municipal Fund and the receipt of distributions from the fund.

PORTFOLIO TRANSACTIONS

This section does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

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The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same

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price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all

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brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary

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benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings. It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Subject to the exceptions provided below, non-public information about a fund's portfolio holdings will not be distributed, including to employees of the Manager or its affiliates or a fund's Sub-Adviser(s), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy. No fund or affiliated person (as defined in the 1940 Act) of the fund may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

Disclosure of Portfolio Holdings. Each fund, or its duly authorized service providers, will publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-Q filings with the SEC. Generally, each non-money market fund will disclose: (1) complete portfolio holdings monthly with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings monthly with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. Each money market fund shall disclose its complete schedule of holdings daily, and each such posting will remain on the website for five months. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website, www.dreyfus.com, under "Products and Performance," for varying periods up to six months, provided that complete portfolio holdings will remain at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

Disclosure of Portfolio Characteristics. From time to time a fund may make available certain portfolio characteristics (aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings and therefore are not considered "portfolio holdings" as described in this section),

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such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request, provided that the distribution of such information is otherwise in accordance with the general principles of the funds' disclosure policy. Such information, if provided, will be made available to any person upon request. Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the funds' CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Distribution of Portfolio Holdings. Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the funds' board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information.

Funds or their service providers may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on certain attributes, provided that: (a) the recipient does not distribute some or all of the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement. The confidentiality agreement must be in form and substance approved by the funds' CCO. Subject to such modifications as the funds' CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally shall provide, among other things, that:

(1) portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement; and

(2) the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

The trading desks of a fund's Adviser(s), including any investment advisory affiliate of Dreyfus that is the primary employer of the fund's portfolio manager(s) under a dual employee arrangement with Dreyfus, as the case may be, periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians) lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, such trading desks may distribute to third parties a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Service providers and other parties to whom portfolio holdings are provided currently include the funds' Adviser(s), administrator, Custodian, Transfer Agent, auditors, legal counsel, pricing vendors, proxy voting services, financial printers and each of their respective affiliates and advisors, as well as FactSet, Barra LLC and RiskMetrics Group, Inc. Such parties receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

A fund may also disclose non-public information concerning a fund's portfolio holdings to persons employed by the fund, the Manager, the Distributor, investment advisory affiliates of Dreyfus that provide services to a fund, or to attorneys in the Dreyfus legal department, for legitimate business purposes, which is subject to the prior written approval of a member of Dreyfus senior management that is delivered in advance to the funds' CCO. All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

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CCO Approvals; Board Reporting

The CCO may approve other instances where portfolio holdings can be provided to a third party where there is a legitimate business purpose and the conditions (a) and (b) under "Distribution of Portfolio Holdings" are met. At least annually, the funds' CCO will provide a list of all new instances of making available portfolio holdings to the funds' board for review, except for service providers, which includes, but is not limited to, the Adviser(s), the Custodian and the Transfer Agent, as well as administrators, auditors, proxy voting service providers, rating and ranking organizations, financial printers, pricing service vendors, and third parties that provide analytical, statistical, or consulting services. The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings.

Disclosure of portfolio holdings may be authorized only by the CCO for the fund, and any exceptions to this policy are reported quarterly to the board. Each violation of the funds' disclosure policy must be reported to the funds' CCO. If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES

The board has delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except that the board has delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines," described below). There are separate guidelines for securities of non-U.S. companies, with respect to which the Proxy Voting Committee seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Guidelines" and, together with the BNY Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").

Securities of Non-U.S. Companies and Securities Out on Loan. It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority. However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Dreyfus generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked).

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Therefore, if share blocking is required, the Proxy Voting Committee typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Dreyfus seeks to avoid material conflicts of interest between a fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee. The Proxy Voting Policy of the Proxy Voting Committee (the "Voting Policy") states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC (together with ISS, the "Proxy Advisers")) and without consideration of any client relationship factors. In addition, the Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or any fund, and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Voting Proxies of Designated BHCs

BNYM is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to 3%, the issuer will no longer be considered a Designated BHC and Dreyfus will be redelegated sole voting authority over the BHC's voting securities held by a fund.

ISS votes proxies delegated by the board in accordance with the ISS Guidelines, described below.

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Material Conflicts of Interest. ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other holders of the same type of such Acquired Fund shares.

SUMMARIES OF THE VOTING GUIDELINES

Summary of the BNY Mellon Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon. The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations. However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented. Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established the BNY Mellon Voting Guidelines. Viewed broadly, the BNY Mellon Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

• The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

• To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

• To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

• To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process. The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member

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Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.  Boards and Directors

 A. Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i) Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors. However, the Proxy Voting Committee generally votes to WITHHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii) Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii) Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee. However, the Proxy Voting Committee will generally vote AGAINST proposals when audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined and will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) a material weakness is disclosed and not remediated timely, or (2) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv) Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership unless they are the current CFO, COO, CIO, CHRO, CAO, CTO, CSO or PDIV, in which case the Proxy Voting Committee will generally WITHHOLD its support (unless such person has equity ownership of 5% or above, in which case the Proxy Voting Committee will consider the proposal on a CASE-BY-CASE basis). In exceptional cases, such as severe governance concerns or when a Proxy Adviser recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support. The Proxy Voting Committee also considers on a CASE-BY-CASE basis any other members of the management team, except the CEO or Executive Chair.

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B. Board Governance

i) Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors. The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii) Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson. Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii) Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv) Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v) Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO. However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed, but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed. When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2. Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company. The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion. The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3. Anti-Takeover Measures

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Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A. Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill." Further, the Proxy Voting Committee will consider on a CASE-BY-CASE basis the election of directors following the adoption or renewal of a poison pill without shareholder approval, unless the fund was not a holder when the original or amended poison pill was enacted.

B. Non-Net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause. The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C. Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that uphold these rights. More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies). However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D. Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4. Capital Structure, Mergers, Sales and Transactions

A. Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization. In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and

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it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B. Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

i) The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii) The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C. Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

D. Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5. Corporate Governance

A. Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B. Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

C. Indemnity Liability Protection

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Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D. Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6. Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7. Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8. Compensation and Benefits

A. Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass the Proxy Voting Committee's shareholder value transfer model, (2) seek 162(m) approval only or (3) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail the Proxy Voting Committee's shareholder value transfer model, (2) allow for repricing or cash buyout without shareholder approval, (3) include an evergreen provision, or (4) include a "look-back" feature.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that (1) are 162(m) plans and are administered by directors who are non-independent by listing standards, (2) fail the Proxy

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Voting Committee's shareholder value transfer model but are required for completion of a merger or acquisition supported by or referred to the Proxy Voting Committee, (3) fail the Proxy Voting Committee's shareholder value transfer model, but have extenuating or unique circumstances, or (4) permit accelerated vesting without consummation of a change-in-control transaction.

B. Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C. Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D. Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E. Clawbacks

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year

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period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F. Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year post-employment and/or 50% of stock awarded. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year post-employment and 75% of stock awarded.

9. Mutual Fund Shares

With regard to voting proxies with respect to mutual fund shares, the Proxy Voting Committee generally follows the guidelines described above for operating companies. For proposals that are specific to mutual funds, the Proxy Voting Committee generally votes FOR proposals, with certain exceptions, including a making a mutual fund's fundamental investment policy nonfundamental or eliminating it when an outside proxy advisor recommends against (referred to Proxy Voting Committee); making a change to a mutual fund's fundamental policy on lending that an outside proxy advisor recommends against (referred to Proxy Voting Committee); proposals to eliminate a mutual fund's fundamental or nonfundamental investment restriction on margin (referred to Proxy Voting Committee); proposals to grant a proxy for "other business" (vote AGAINST); and fee increases (referred to Proxy Voting Committee).

10. Other Matters

For those proposals for which the BNY Mellon Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Summary of the ISS Guidelines (excerpted from ISS materials)

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies. The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders' voting rights should be

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proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship. A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada. Key voting policy guidelines address the following:

1.  The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2.  The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership. Directors should not sit on more than five public company boards or, if they are the CEO of a public company, sit on the board of more than two public companies besides their own. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3.  The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4.  The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil. ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees. As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice. As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment. Majority-independent boards remain very rare across the region; however, Argentinian, Chilean, Colombian, Mexican and Peruvian companies must abide by market legal requirements for minimum board independence, or have at least one independent board member, whichever is higher.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting. While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional

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investors, who must often submit voting instructions in the absence of complete nominee information. ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements. The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee. This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees. Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada. Key voting policy guidelines address the following:

1.  Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.

2.  Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.

3.  Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

 An "equity plan scorecard" is used that analyzes a broad range of plan features and grant practices that reflect shareholders' embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration. While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices. ISS will generally vote against the plan proposal if the combination of the above factors indicates that the plan is not, overall, in the shareholders' interests.

Americas Regional and Brazil. In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals. In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay. The debate surrounding the disclosure

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of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information. Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive. Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan. If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada. U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP"). Canadian issuers report under International Financial Reporting Standards ("IFRS"). In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots. In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent – i.e., should not have any financial interests, including excessive fees from the company for non-audit services – that could compromise their independence. ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil. Most Latin American markets have adopted, or are in the process of adopting, IFRS.

While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors. Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate. Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S. Shareholder rights and takeover defenses in the U.S. are driven largely by state law. Within that framework, ISS policy is designed to ensure the ability of shareholders to:

• Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;

• Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;

• Call special meetings and act by written consent, within reasonable parameters;

• Amend the bylaws of the company (e.g., ISS will vote against restrictions on the submission of binding shareholder proposals or share ownership or time holding requirements in excess of SEC Rule 14a-8).

Canada. Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules. In this context, ISS policy undertakes to:

• Evaluate and approve shareholder rights plans ("poison pills") taking into account whether it conforms to "new generation" rights plan best practices guidelines and if the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;

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• Review "advance notice requirements" or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;

• Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;

• Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil. The voting rights of international institutional investors are often limited in Latin America. Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals. With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares. Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent. The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S. In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies. Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and "sustainability" topics. ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company. The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

• Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;

• To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;

• Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;

• Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;

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• How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and

• If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada. ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests. Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare. Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil. Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries. Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).

ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

• Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.

• Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.

• The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).

• Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland – NAPF Corporate Governance Policy and Voting Guidelines

• Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).

• Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views

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of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.

• The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

• Covers South Africa only

• Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

• Covers Russia and Kazakhstan only.

• Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy:

• Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.

• The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.

• Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.

• For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

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Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan. In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board). However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors. A nominee who is voted down may not be replaced, and the board may end up losing one outsider. However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions. ISS also recommends voting against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon" unless the advisors will serve on the board of directors and thus be accountable to shareholders. For meetings on or after February 1, 2019, ISS will recommend voting against top executives in a U.S.-type three committee structure or audit committee structure if, after the shareholder meeting, at least one-third of the board does not consist of outside directors.

Hong Kong. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Korea. Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee. Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders. Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration and nomination committees, specifically if the nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

China. Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

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Taiwan. The nomination system is mandatory only for the election of independent directors in Taiwan. Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting. The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting. This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team. ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system. These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors. When the company employs the nomination system, ISS recommends generally voting for all non-independent director and supervisor candidates and independent director nominees, unless the nominee is deemed non-independent under ISS's classification, is a legal entity or a representative of a legal entity, has attended less than 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation, sits on more than six public company boards, or has been a partner of the company's auditor within the last three years and serves on the audit committee.

Under extraordinary circumstances, ISS recommends voting against directors or supervisors, members of a committee, or the entire board due to material failures of governance, stewardship, risk oversight or fiduciary responsibility at the company, failure to replace management as appropriate, or egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders. In general, when making any nominations on the election of directors, ISS will not recommend against the election of a CEO, managing directors, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

When a director election is contested, ISS recommends voting on a case-by-case basis, but shareholder nominees have the persuasive burden to show they are better suited to serve on the board than management's nominees.

India. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia. A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia. In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders. It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees. Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies. As in many developed markets, diversity has come to the fore in recent years. Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company. With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected. Best practice supports majority independent boards, with an independent chairman. In addition, the roles of chairman and CEO should not be combined. ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan. Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote. Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders. However, compensation disclosure requirements reveal

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that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation. Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong. In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea. In Korea, companies annually seek shareholder approval to set the remuneration cap for directors. These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed. ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore. In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China. Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes. Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations. When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan. Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012. The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India. Currently, ISS does not have market-specific policies on compensation. However, shareholders are often asked to approve commissions for non-executive directors. Companies also routinely seek shareholder approval for compensation packages of executive directors. ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

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Companies establish employee stock option plans to reward and retain key employees. ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia. Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running. In addition, investors can vote on individual long-term incentive grants. In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award. Awards generally have pre-set performance targets with long-term awards generally vesting after a three-year performance period. As with other elements of company practice, guidelines in the market exist with regard to remuneration. ISS looks for a strong link between the level of pay received and company performance. In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan. Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore and India. In Hong Kong, Singapore and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees. Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent. While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm. Non-audit fees, however, do not include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events where the company discloses those fees.

Korea and Taiwan. The appointment of the external auditor is not an item that requires shareholder review.

China. While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market. As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia. Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan. ISS evaluates poison pill proposals on a case-by-case basis, but the guidelines specify a number of conditions which must ALL be met before ISS will even consider supporting a takeover defense. Those conditions are composed of five components: 1) plan features, 2) board practices, 3) creation of a special committee to evaluate takeover bids, 4) other defenses and 5) information disclosure. Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability. The total duration of a poison pill may not exceed three years.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal. Starting in 2016 the current poison pill policy became more stringent by requiring as necessary conditions for support of a poison pill that 1) the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.

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Hong Kong, Singapore, Taiwan and India. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea. Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose. ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China. The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006. The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover. However, what can be done before the event is not regulated. As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association. One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors. ISS generally recommends voting against such restrictive articles.

Australia. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Japan. In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Hong Kong, Singapore, China, Taiwan and India. Shareholder proposals on environmental and social issues are not common in these markets. ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea. Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia. Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors. ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

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Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia. For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.

Korea. The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. For a fund that is organized as a Maryland corporation or a series of a Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

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GLOSSARY

Term	Meaning

12b-1 Plan	A plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor.
Affiliated Entity	An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of Dreyfus and such affiliate
AMT	Federal alternative minimum tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
BNY Mellon Affiliates	Various affiliates of BNY Mellon

BNY Mellon Wealth Advisors	A division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon
BNY Mellon Wealth Brokerage Clients	Brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct
BNY Mellon Wealth Management Direct	A division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon
BNYM	BNY Mellon and its direct and indirect subsidiaries, including Dreyfus
Boston Partners	Boston Partners Global Investors, Inc.
CCO	Chief Compliance Officer
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	The Dreyfus Corporation
Dreyfus-sponsored	An IRA or Retirement Plan sponsored by Dreyfus or its affiliates, including MBSC Securities Corporation

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Term	Meaning

EDRs	European Depositary Receipts
Eligible Shares

Shares of BNY Mellon Income Stock Fund or shares of certain funds in the Dreyfus Family of Funds that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares

ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange Account	A special account in Dreyfus Class shares of the General Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares that are subject to a CDSC
Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds	BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund or BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

GCM	Geneva Capital Management LLC (formerly known as Henderson Geneva Capital Management) d/b/a Geneva Capital Management

GDRs	Global Depositary Receipts
General Government Fund	General Government Securities Money Market Fund, a money market fund managed by Dreyfus into which certain fund shares may be exchanged
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Government MMF	BNY Mellon Government Money Market Fund

In-Kind Redemption	Distribution to a redeeming fund shareholder of redemption proceeds in whole or in part in securities or other assets of the fund

Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the Trust
Individual Accounts	Separate accounts in which Class M shares (held by persons other than Wealth Management Clients) or Investor shares (owned by Individual Clients) are held

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Term	Meaning

Institutional Investors

Institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the Distributor, and except as otherwise may be approved by BNY Mellon Wealth Management with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million, and certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNY Mellon Wealth Management and make an initial investment in Class M shares of a fund of at least $1 million

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the Trust
Investment Advisory Firm Clients	High net worth and related clients of an Investment Advisory Firm
Investment Advisory Firms

Certain investment advisory firms that make an initial investment in a fund of at least $1 million on behalf of their Investment Advisory Clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account

IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Manager	BNY Mellon Fund Advisers, a division of Dreyfus

Mellon Capital	Mellon Capital Management Corporation, a predecessor company of BNY Mellon Asset Management North America Corporation

MLP	Master limited partnership

Moody's	Moody's Investors Service, Inc.
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association

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Term	Meaning

NYSE	NYSE Euronext
Premier Class Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Mid Cap Stock Fund and BNY Mellon National Intermediate Municipal Bond Fund
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan

Qualified Employee Benefit Plans

Certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in one or more funds, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the Manager and/or certain of its affiliates have entered into an agreement

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retail MMF	BNY Mellon National Municipal Money Market Fund
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

RIC	Regulated investment company, as defined in the Code

S&P	Standard & Poor's Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents

Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor, including BNY Mellon Affiliates (for Wealth Management Clients), Investment Advisory Firms (for Investment Advisory Clients), BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct (for BNY Mellon Wealth Brokerage Clients) and the plan sponsor (for Qualified Employee Benefit Plan Accounts)

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Term	Meaning

State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "Pennsylvania Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "Pennsylvania Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser

TBCAM	The Boston Company Asset Management, LLC, a predecessor company of BNY Mellon Asset Management North America

TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon Funds Trust
Underlying Funds	Underlying funds, as described in the prospectus, in which a Fund of Funds may invest
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Wealth Management Clients	Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with BNY Mellon Affiliates
Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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BNY MELLON FUNDS TRUST

(formerly, Mellon Funds Trust)
(formerly, MPAM Funds Trust)

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1) Registrant's Amended and Restated Agreement and Declaration of Trust, dated June 5, 2000, is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 7, 2000.

(a)(2) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated December 17, 2002, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed December 23, 2004.

(a)(3) Articles of Amendment, dated March 11, 2008, are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 27, 2008.

(a)(4) Certificates of Designation, dated September 16, 2011, is incorporated by reference to Exhibits (a)(4) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed December 28, 2011("Post-Effective Amendment No. 40").

(a)(5) Certificate of Designation, dated December 6, 2011, is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 40.

(a)(6) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated April 4, 2014, is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed December 24, 2014 ("Post-Effective Amendment No. 53").

(a)(7) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated October 9, 2014, is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 53.

(a)(8) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated March 8, 2016, is incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed May 27, 2016 ("Post-Effective Amendment No. 59").

(a)(9) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated April 14, 2016, is incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 59.

(a)(10) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated March 7, 2017 is incorporated by reference to Exhibit (a)(9) of Post-

Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed March 24, 2017 ("Post-Effective Amendment No. 64").

(b) Registrant's Amended and Restated By-Laws, dated July 1, 2011, are incorporated by reference to Exhibit 77Q1 of Registrant's Form N-SAR, filed October 27, 2011.

(c) Instruments defining the rights of holders of Registrant's securities are incorporated by reference to Articles III, V, VI, VIII and IX of Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of Registrant's Amended and Restated By-Laws.

(d)(1) Investment Advisory Agreement between BNY Mellon fund Advisers and the Registrant, dated June 14, 2000, as amended as of September15, 2011, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed December 28, 2012 ("Post-Effective Amendment No. 47").

(d)(2) Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Walter Scott & Partners Limited, with respect to the U.S. Large Cap Equity Strategy of each of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, dated June 8, 2010, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed July 14, 2010 ("Post-Effective Amendment No. 31").

(d)(3) Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Geneva Capital Management LLC, with respect to the Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, dated October 1, 2014, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 53.

(d)(4) Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Boston Partners Global Investors, Inc., formerly Robeco Investment Management, Inc., with respect to the Boston Partners Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, dated June 11, 2013, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, filed December 27, 2016 ("Post-Effective Amendment No. 62").

(e)(1) Distribution Agreement, between the Registrant and MBSC Securities Corporation, dated June 14, 2000, as amended as of September 6, 2018. Filed herewith.

(f) Not Applicable.

(g)(1) Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed December 29, 2010.

(g)(2) Amendment to Custody Agreement, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed December 27, 2013.

(g)(3) Second Amendment to Custody Agreement, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 62.

(h)(1) Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc., dated May 29, 2012, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 47.

(h)(2) Administration Agreement between the Registrant and The Bank of New York Mellon, dated June 14, 2000, as amended as of March 8, 2016, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 64.

(h)(3) Shareholder Services Plan, dated May 9, 2001, as revised March 8, 2016, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 59.

(i) Opinion and Consent of Registrant's counsel. Filed herewith.

(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 59.

(m)(2) Form of Broker-Dealer Selling Agreement. Filed herewith.

(m)(3) Form of Bank Selling Agreement. Filed herewith.

(m)(4) Service Plan, dated March 7, 2017, is incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 64.

(n) Amended and Restated 18f-3 Plan. Filed herewith.

(o) Not Applicable.

(p)(1) Code of Ethics of The Bank of New York Mellon Corporation, revised November 3, 2014, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed December 28, 2015 ("Post-Effective Amendment No. 56").

(p)(2) Code of Ethics of Walter Scott & Partners Limited is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 31.

(p)(3) Code of Ethics of Boston Partners Global Investors, Inc. (formerly Robeco Investment management, Inc.) is incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 47.

(p)(4) Code of Ethics of Nonmanagement Board Members of Registrant is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 47

(p)(5) Code of Ethics of Geneva Capital Management LLC. (a subsidiary of Janus Henderson Investors) is incorporated by reference to exhibit (p)(5) of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A, filed December 27, 2017.

Other Exhibits

(1) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (1) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed October 27, 2005.

(2) Power of Attorney. Filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

 Not Applicable.

Item 30. Indemnification

(a) The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office

(c)  The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Registrant and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 31(a). Business and Other Connections of Investment Adviser

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), is investment adviser to the Registrant. Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus.

Item 31(b). Business and Other Connections of Sub-Investment Advisers.

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Walter Scott & Partners Limited ("Walter Scott"), the sub-investment adviser to the U.S. Large Cap Equity Strategy of the Registrant's BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Large Cap Market Opportunities Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Walter Scott, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") by Walter Scott (SEC File No. 801-19420).

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Geneva Capital Management LLC ("Geneva"), the sub-investment adviser to the Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Geneva, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Geneva (SEC File No. 801-28444).

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Boston Partners Global Investors, Inc. ("Boston Partners"), the sub-investment adviser to the Boston Partners Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Boston Partners, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Boston Partners (SEC File No. 801-61786).

Item 31. Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Renee LaRoche-Morris President and Director	The Dreyfus Corporation++	President	1/18 – Present
	BNY Mellon Investment Management*******	Chief Operating Officer	1/18 - Present
	BNY Mellon Wealth Management++	Chief Financial Officer	5/14-12/17

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Chief Executive Officer Director	8/16 – Present 8/16 - Present
	MBSC Securities Corporation++	Executive Vice President	6/07 – 8/16
	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director	5/11 - Present 5/10 - Present

Gregory Brisk Director	Alcentra Asset Management Limited	Director	3/18 - Present

	Alcentra Limited^	Director	9/12 - Present

	Alcentra NY LLC++	Director	10/15 - Present

	Alcentra US, Inc. ††††	Director	10/15 - Present

	Alternative Holdings I, LLC*******	Director	7/16 - Present

	Alternative Holdings II, LLC*******	Director	3/16 - Present

	BNY Alcentra Group Holdings, Inc. ††††††	Director	7/16 - Present

	BNYM CSIM Funding LLC+++	Managing Director	8/17 – 9/18

	BNY Mellon Asset Management North America Corporation*	Director	1/18 - Present
	BNY Mellon Fund Managers Limited^	Director	10/02 - Present

	BNY Mellon Fund Management (Luxembourg) S.A.^^^^	Director	3/16 - Present

	BNY Mellon Global Funds PLC^^^^^	Director	2/03 - Present

	BNY Mellon Global Management Limited^^^^^^	Director	11/02 - Present

	BNY Mellon International Asset Management (Holdings) Limited^	Director	10/12 - Present

	BNY Mellon International Asset Management (Holdings) No. 1 Limited^	Director	10/12 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Mellon International Asset Management Group Limited^	Director	5/10 - Present

	BNY Mellon Investment Management (APAC) Holdings Ltd^	Director	9/03 - Present

	BNY Mellon Investment Management EMEA Limited^	Director	12/15 - Present

	BNY Mellon Investment Management (Europe) Limited^	Director	11/12 – Present

	BNY Mellon Investment Management (Jersey) Limited. ^^^^^^^	Director	11/12 – Present

	BNY Mellon Investment Management Europe Holdings Limited^	Director	11/12 – Present

	BNY Mellon Investment Management Holdings (Germany) Limited^	Director	9/12 - Present

	BNY Mellon Investment Management Seed Capital Limited^	Director	11/13 - Present

	BNY Mellon Investment Management (Shanghai) Limited^^^^^^^^	Director	6/17 - Present

	BNY Mellon Liquidity Funds PLC^^^^^^^^^	Director	12/02 - Present

	BNY MFM Nominees Limited^	Director	5/02 - Present

	CenterSquare Investment Management Holdings, Inc. +++	Director and Managing Director	7/16 - Present

	CenterSquare Investment Management, Inc. +++	Director and Managing Director	7/16 – 1/18

	CenterSquare Global Securities Management Inc. +++	Managing Director	8/17 - Present

	CenterSquare Investment Management LLC +++	Director	1/18 - Present

	EACM Advisors LLC^^	Director	7/16 - Present

	IIFIG Investment Solutions ICAV	Director	5/18 - Present

	Insight Investment International Limited^	Director	2/18 – Present
	Insight Investment Management Limited^	Director	4/16 - Present

	Insight Investment Management (Global) Limited^	Director	4/16 - Present

	Insight Investment Funds Management Limited^	Director	4/16 - Present

	Insight Investment Management (Europe) Limited^^^^^^^^^^	Director	9/18 – Present

	Insight North America LLC++	Director	11/17 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Absolute Insight Funds PLC^^^^^^^^^^	Director	3/17 - Present

	Insight Global Funds II PLC^^^^^^^^^^	Director	3/17 - Present

	Insight Liquidity Funds PLC^^^^^^^^^^	Director	3/17 - Present

	LDI Solutions Plus PLC^^^^^^^^^^	Director	3/17 - Present

	MBC Investment Corporation#	Director	2/17 - Present

	MBSC Securities Corporation++	Director	3/18 - Present

	Mellon Capital Management Corporation**	Director	7/16 – 1/18

	Mellon Europe Pension (Nominees) Limited^	Director	12/00 - Present

	Mellon Global Investing Corp+	Director	8/10 - Present

	Mellon JV Limited Company^	Director	1/06 - Present

	Mellon Overseas Investment Corporation*******	Director	4/08 - Present

	Newton Investment Management Limited^	Director	5/16 - Present

	Newton Investment Management (North America) Limited^	Director	5/16 - Present

	Newton Management Limited^	Director	8/16 - Present

	NWK Multi-Strategy Funds PLC^^^^^^	Director	5/07 - Present

	Pareto Investment Management Limited^	Director	4/16 – 1/18

	Standish Mellon Asset Management Company LLC*******	Director	6/16 – 1/18

	The Boston Company Asset Management, LLC*	Director	7/16 – 1/18

	XBK LLC^^^	Director	11/17 - Present

	The Fordham Trust++++++++	Director	3/15 - Present

	The St. Nicholas Cole Abbey Centre for Workplace Ministry Limited†††††††	Director	9/11 - Present

	Distaff Lane Coffee Limited†††††††	Director	9/17 - Present

	ABF Brazil Fund, SPC^^	Director	7/08 – 8/18

	BNY Mellon Advantage Series^^^^^^^	Director	11/13 – 6/17

	BNY Mellon Asset Management Operations LLC^^^	Director	11/17 – 8/18

	BNY Mellon Compass Fund SICAV#########	Director	11/11 – 1/16

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Mellon Term Investment Portfolios PLC ^^^^^^^	Director	8/13 – 7/16

	Cutwater Asset Management Corp++	Director	1/15 – 7/18

	Cutwater Holdings LLC++	Director	1/15 – 7/18

	Cutwater Investor Services Corp++	Director	1/15 – 7/18
	Mellon Global Alternative Investment Fund PLC********	Director	2/06 – 12/16

	Insight Investment Management (Ireland) Limited^^^^^^^^^^	Director	3/17 – 9/18

	MAM (MA) Holding Trust*	Director	7/16 – 3/16

	MAM (MA) Holdings LLC*	Director	12/16 – 4/16

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	1/06 - 1/16

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President	12/11 – Present

Bennett A. MacDougall Chief Legal Officer	The Bank of New York Mellon Corporation ++	Associate General Counsel	6/15 - Present

Alban J. Miranda Chief Financial Officer	Resources Global Professionals 7 Times Square, Suite 2600 New York, NY 10036	Senior Program Manager/Consultant	10/15 - 5/16

Katherine Scott Chief Risk Officer	MBSC Securities Corporation++	Chief Risk Officer	2/14-Present

Peter Arcabascio Vice President – Distribution	BNY Mellon Investment Management*	Senior Vice President	7/06-Present
	BNY Investment Strategy and Solutions Group, LLC*	Manager	6/15- Present

Charles Doumar Vice President – Tax	Alcentra NY LLC ++	Assistant Treasurer - Tax	9/14 - Present
	Alcentra US. Inc. ††††	Assistant Treasurer - Tax	9/14 - Present

	Alternative Holdings I, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Alternative Holdings II, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery XIII, LLC ***	Assistant Treasurer	3/13 – 3/16

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/13 – 6/16

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/13 – 6/16

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer - Tax	3/13 - Present

	BNY Capital Funding LLC ***	Assistant Treasurer – Tax	9/13 - Present

	BNY Investment Strategy and Solutions Group, LLC *	Assistant Treasurer – Tax	6/15 - Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer – Tax	10/13 - Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer – Tax	6/14 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

	IVY Asset Management LLC +	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

	484Wall Capital Management LLC ***	Assistant Treasurer – Tax	10/13 – 5/16

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer – Tax	7/14 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer – Tax	10/13 – 5/16

	BNY Mellon Asset Management North America Corporation *	Assistant Treasurer – Tax	1/18 – Present

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer – Tax	3/16 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Amherst Capital Management, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer – Tax	12/13 – 1/18

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 – 6/16

	Colson Services Corp. ^	Assistant Treasurer – Tax	3/14 - Present

	CenterSquare Investment Management LLC+++	Assistant Treasurer – Tax	1/18 – Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	Dreyfus Service Organization, Inc. ++	Assistant Treasurer – Tax	3/14 - Present

	EACM Advisors LLC ^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Access LLC ^^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer – Tax	1/14 - Present

	ECM DE. LLC ***	Assistant Treasurer – Tax	1/14 - Present

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer – Tax	5/13 – 3/16

	HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer – Tax	11/13 – Present

	IRE-1, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lockwood Insurance, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

	Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investments Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MBSC Securities Corporation ++	Vice President – Tax	2/14 - Present

	MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer – Tax	1/14 – 1/18

	Mellon Holdings LLC++	Assistant Treasurer	2/15 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Mellon EFT Services†††††	Assistant Treasurer - Tax	10/15 - Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer – Tax	9/13 – Present

	Mellon Funding Corporation +	Assistant Treasurer – Tax	3/14 - Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 - Present

	Mellon Investor Services Holdings LLC +++++++	Assistant Treasurer – Tax	8/16 – Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer – Tax	12/13 - Present

	Mellon Properties Company ****	Assistant Treasurer – Tax	8/13 – Present

	Mellon Residential Funding Corporation ++++	Assistant Treasurer - Tax	4/14 – 3/16

	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

	Newton Capital Management LLC.***	Assistant Treasurer – Tax	8/14 - Present

	NY CRE Asset Holdings, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	NY CRE Asset Holdings II, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer – Tax	11/14 – 1/18

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer – Tax	9/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer – Tax	8/13 – 1/18

	Tiber Capital Management LLC++	Assistant Treasurer – Tax	8/15 – 7/16

	USPLP, Inc. *******	Assistant Treasurer – Tax	10/13 – 5/16

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Executive Vice President	2/14 – Present

Anthony Mayo Vice President – Information Systems	MBSC Securities Corporation++	Chief Technology Officer	4/14 – Present

Kathleen Geis Vice President	BNY Mellon International Operations (India) Private Limited	Director	5/05 - Present

	BNY Mellon Asset Management North America Corporation*	Vice President - Real Estate	1/18 – Present

	Albridge Solutions, Inc.	Managing Director	7/11 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Management Services LLC #	Vice President - Real Estate	10/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

	CenterSquare Investment Management Holdings, Inc. +++	Vice President - Real Estate	10/12 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Eagle Investment Systems LLC ^^^^	Vice President - Real Estate	7/11 – Present

	Ivy Asset Management LLC +	Vice President - Real Estate	7/11 – Present

	MBSC Securities Corporation ++	Vice President - Real Estate	7/11 – Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 – 1/18

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 – Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 – Present

	Mellon Investor Services Holdings LLC+++++++	Vice President - Real Estate	8/16 - Present

	Pareto New York LLC ++	Vice President - Real Estate	7/11 – Present

	Technology Services Group, Inc. ^^^^^	Vice President - Real Estate	7/11 – Present
	Tennessee Processing Center LLC ^^^^^	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC^^^^^	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

Claudine Orloski Vice President – Tax	Dreyfus Service Organization++	Vice President – Tax	8/14 – Present

	MBSC Securities Corporation++	Vice President – Tax	2/12 - Present

	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery XIII, LLC***	Assistant Treasurer	3/11 – 3/16

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/11 – 6/16

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/11 – 6/16

	BNY Mellon Asset Management North America Corporation *	Assistant Treasurer –Tax	1/18 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	11/11 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/11 – Present

	Mellon Holdings LLC ++	Assistant Treasurer	12/11 – Present

	MUNB Loan Holdings, LLC ***	Assistant Treasurer	10/11 – Present

	484 Wall Capital Management LLC	Assistant Treasurer -Tax	10/13 – 5/16

	Albridge Solutions, Inc. ††††	Assistant Treasurer -Tax	6/11 – Present

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	10/12 – Present

	Alcentra US, Inc. ††††	Assistant Treasurer -Tax	10/11 – Present

	Allomon Corporation †	Assistant Treasurer -Tax	5/12 – Present

	Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer -Tax	8/11 – Present

	APT Holdings Corporation #	Assistant Treasurer -Tax	12/11 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	4/12 – Present

	BNY Administrative Services LLC ***	Assistant Treasurer –Tax	12/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer –Tax	3/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	7/11 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Investment Strategy and Solutions Group LLC *	Assistant Treasurer –Tax	6/15 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	10/11 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	6/11 – Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	7/12 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	8/12 – Present

	BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	3/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Performance & Risk Analytics, Inc. (US) ^^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	3/11 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/11 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	4/11 – Present

	BNY Recap I, LLC #	Assistant Treasurer –Tax	11/11 – Present

	BNY Salvage Inc. ***	Assistant Treasurer –Tax	3/11 – Present

	BNY Wings, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/11 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	7/14 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	6/12 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	6/12 – Present

	Amherst Capital Management LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	7/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer –Tax	2/13 – 1/18

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 - Present

	Colson Services Corp. ^	Assistant Treasurer –Tax	2/11 – Present

	CenterSquare Investment Management LLC+++	Assistant Treasurer –Tax	1/18 – Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	EACM Advisors LLC ^^	Assistant Treasurer –Tax	4/14 – Present

	Eagle Access LLC ^^^	Assistant Treasurer –Tax	1/12 – Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer –Tax	1/12 – Present

	ECM DE, LLC ***	Assistant Treasurer –Tax	3/11 – Present

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer –Tax	5/11 – 3/16

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer –Tax	7/12 – Present

	IRE-1, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	JRHC 1998A LLC ####	Assistant Treasurer –Tax	12/11 – Present

	Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	7/11 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Lockwood Insurance Inc. ######	Assistant Treasurer –Tax	8/14 – Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Madison Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer –Tax	8/11 – Present

	MBC Investments Corporation #	Assistant Treasurer –Tax	11/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MBNA PW PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	8/11 – Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	8/11 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer –Tax	10/13 – 1/18

	Mellon EFT Services Corporation †††††	Assistant Treasurer –Tax	2/11 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	7/11 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/11 – Present

	Mellon International Leasing Company #	Assistant Treasurer –Tax	7/11 – Present

	Mellon Investor Services Holdings LLC	Assistant Treasurer –Tax	8/16 – Present
+++++++
	Mellon Leasing Corporation +	Assistant Treasurer –Tax	9/11 – Present

	Mellon Life Insurance Company +	Assistant Treasurer –Tax	10/12 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Mellon Properties Company ****	Assistant Treasurer –Tax	8/12 – Present

	Mellon Residential Funding Corporation ****	Assistant Treasurer –Tax	4/14 – 3/16

	National Residential Assets Corp. ***	Assistant Treasurer –Tax	4/12 – Present

	Newton Capital Management LLC ***	Assistant Treasurer –Tax	10/11 – Present

	NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	One Wall Street Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Pareto New York LLC ++	Assistant Treasurer –Tax	11/11 – Present

	PAS Holdings LLC ***	Assistant Treasurer –Tax	6/11 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	6/11 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	4/11 – Present

	Pershing Investments LLC ***	Assistant Treasurer –Tax	2/11 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	PFS Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer –Tax	11/14 – 1/18

	Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	12/11 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	7/11 – Present

	TBCAM, LLC *	Assistant Treasurer –Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer –Tax	5/11 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer –Tax	9/11 – Present

	The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/11 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer –Tax	6/11 – 1/18

	Tiber Capital Management LLC++	Assistant Treasurer –Tax	8/15 – 7/16

	USPLP, Inc. *******	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	12/12 – Present

	BNY Aurora Holding Corp. ***	Vice President	10/11 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	2/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	MBSC Securities Corporation ++	Vice President –Tax	2/12 – Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Secretary	2/18 - Present
		Vice President and Assistant Secretary	8/05 – 2/18

	MBSC Securities Corporation++	Assistant Secretary	1/06 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 – Present

Natalya Zelensky Assistant Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	4/17 - Present
	Dreyfus Transfer, Inc. ++	Secretary	6/17 - Present

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
***	The address of the business so indicated is One Wall Street, New York, NY 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602

******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.
*******	The address of the business so indicated is 225 Liberty Street, New York, NY 10286.
********	The address of the business so indicated is Grand Canal House, 1 Upper Grand Canal Street, Dublin, 4 Ireland.
^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.
^^	The address of the business so indicated is 87 Mary Street, George Town, KY1-9005, Cayman Islands.
^^^	The address of the business so indicated is 201 Washington Street, Boston, Massachusetts 02108.
^^^^	The address of the business so indicated is 2-4, rue Eugène Ruppert, L-2453 Luxembourg, Luxembourg.
^^^^^	The address of the business so indicated is One Dockland Central, Guild Street, IFSC, Dublin 1.
^^^^^^	The address of the business so indicated is 33 Sir John Rogersons Quay, Dublin 2.
^^^^^^^	The address of the business so indicated is Ogier House, The Esplanade, St Helier, Jersey, JE4 9WG.
^^^^^^^^	The address of the business so indicated is Room 6053, Level 6, 21st Century Building, No.210, Century Avenue, China, (Shanghai) Pilot Free Trade Zone.
^^^^^^^^^	The address of the business so indicated is 6th Floor, 2 Grand Canal Square, Dublin 2, Ireland.
^^^^^^^^^^	The address of the business so indicated is 32 Molesworth Street, Dublin 2, Ireland.

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, NY 10166.

+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.
++++	The address of the business so indicated is 500 Grant Street, Pittsburgh, PA 15258.
+++++	The address of the business so indicated is 113 King Street, Armonk, NY 10504.
++++++	The address of the business so indicated is 320 Bay Street, Toronto, ON M5H 4A6.
+++++++	The address of the business so indicated is 480 Washington Blvd, Jersey City, NJ 07310.
++++++++	The address of the business so indicated is Hartpiece, Lamarsh, Bures, Suffolk, CO8 5EP..

†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
†††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.

†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.
††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
†††††††	The address of the business so indicated is 114 Queen Victoria Street, London, EC4V 4BJ.
^	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940.
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.

^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.
^^^^^	The address of the business so indicated is 240 Greenwich Street, New York, NY, 10286.
^^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.
^^^^^^^	The address of the business so indicated is David M. Breen & Co. Suite 4, Wallace House, Maritana Gate, Canada Street, Waterford.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
#########	The address of the business so indicated is 6 C, route de Trèves, L-2633 Senningerberg, Luxembourg.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Absolute Insight Funds, Inc.
3.	BNY Mellon Funds Trust
4.	CitizensSelect Funds
5.	Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.
6.	Dreyfus AMT-Free Municipal Cash Management Plus
7.	Dreyfus AMT-Free New York Municipal Cash Management
8.	Dreyfus Appreciation Fund, Inc.
9.	Dreyfus BASIC Money Market Fund, Inc.
10.	Dreyfus BNY Mellon Funds, Inc.
11.	Dreyfus Bond Funds, Inc.
12.	Dreyfus Cash Management

13.	The Dreyfus Fund Incorporated
14.	Dreyfus Government Cash Management Funds
15.	Dreyfus Growth and Income Fund, Inc.
16.	Dreyfus Index Funds, Inc.
17.	Dreyfus Institutional Liquidity Funds
18.	Dreyfus Institutional Preferred Money Market Funds
19.	Dreyfus Institutional Reserves Funds
20.	Dreyfus Intermediate Municipal Bond Fund, Inc.
21.	Dreyfus International Funds, Inc.
22.	Dreyfus Investment Funds
23.	Dreyfus Investment Grade Funds, Inc.
24.	Dreyfus Investment Portfolios
25.	The Dreyfus/Laurel Funds, Inc.

26.	The Dreyfus/Laurel Funds Trust
27.	Dreyfus Liquid Assets, Inc.
28.	Dreyfus Manager Funds II
29.	Dreyfus Midcap Index Fund, Inc.
30.	Dreyfus Municipal Bond Opportunity Fund
31.	Dreyfus Municipal Funds, Inc.
32.	Dreyfus New Jersey Municipal Bond Fund, Inc.
33.	Dreyfus New York AMT-Free Municipal Bond Fund
34.	Dreyfus New York Tax Exempt Bond Fund, Inc.
35.	Dreyfus Opportunity Funds
36.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
37.	Dreyfus Premier GNMA Fund, Inc.
38.	Dreyfus Premier Investment Funds, Inc.
39.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
40.	Dreyfus Premier Worldwide Growth Fund, Inc.
41.	Dreyfus Research Growth Fund, Inc.
42.	Dreyfus State Municipal Bond Funds
43.	Dreyfus Stock Funds
44.	Dreyfus Stock Index Fund, Inc.
45.	Dreyfus Sustainable U.S. Equity Fund, Inc.
46.	Dreyfus Sustainable U.S. Equity Portfolio, Inc.
47.	Dreyfus Tax Exempt Cash Management Funds
48.	Dreyfus Treasury & Agency Cash Management
49.	Dreyfus Treasury Securities Cash Management
50.	Dreyfus Ultra Short Income Fund
51.	Dreyfus Variable Investment Fund
52.	General California Municipal Money Market Fund
53.	General Government Securities Money Market Funds, Inc.
54.	General Money Market Fund, Inc.
55.	General Municipal Money Market Funds, Inc.
56.	General New Jersey Municipal Money Market Fund, Inc.
57.	General New York AMT-Free Municipal Money Market Fund
58.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Bradley J. Skapyak*	Chief Executive Officer and Director	President
Kenneth Bradle**	President and Director	None

Gregory Brisk††††	Director	None

Sue Ann Cormack†	Executive Vice President	None

Renee LaRoche-Morris†††	Executive Vice President	None
Tracy Hopkins*	Executive Vice President and Director	None

William H. Maresca**	Executive Vice President and Director	None

Christopher D. O'Connor†††	Executive Vice President	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone*****	Executive Vice President	None

Susan Verbil Goldgraben****	Executive Vice President	None
Alban J. Miranda†††	Chief Financial Officer and Treasurer	None

Brie A. Steingarten****	Chief Legal Officer and Secretary	None
John Squillace*	Chief Compliance Officer (Investment Advisory Business)	None
William Kennedy†††	Chief Compliance Officer (Broker-Dealer Business)	None

Katherine M. Scott*	Chief Risk Officer	None
Anthony Mayo*	Chief Technology Officer	None
Timothy I. Barrett**	Senior Vice President	None
Eric P. Cola*	Senior Vice President	None

John Ragusa*	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None
John Cimino*	Vice President	None
Christopher Donoghue**	Vice President	None

Tina Rizzo**	Vice President and Privacy Officer	None

James Windels*****	Vice President	Treasurer
Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Donna M. Impagliazzo**	Vice President – Compliance	None
John Shea†††	Vice President – Finance	None
Sandra Hatter***	Vice President – Human Resources	None
Marianne Thomas+	Vice President – Human Resources	None

Kathleen J. Geis††	Vice President – Real Estate	None
Charles Doumar****	Vice President – Tax	None

Claudine Orloski***	Vice President – Tax	None

Paul V. Mazziotti**	Anti-Money Laundering Officer	None
James Bitetto****	Assistant Secretary	Vice President and Secretary
Alice Helscher***	Assistant Secretary	None

Susan K. Maroni***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.

****	Principal business address is 240 Greenwich Street, New York, NY 10286.

*****	Principal business address is 2 Hanson Place, Brooklyn, NY 11217
†	Principal business address is 100 Saint Paul Street Denver, CO 80206

††	Principal business address is 500 Ross Street, Pittsburgh, PA 15262-0001

†††	Principal business address is 225 Liberty Street, New York, NY 10286

††††	Principal business address is 160 Queen Victoria Street, London, England, Greater London EC4V4LA

+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932

++	Principal business address is 1 Boston Place, Boston, MA 02108-4407

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   225 Liberty Street
   New York, New York 10286

  2. BNY Mellon Investment Servicing (US), Inc.
   4400 Computer Drive
   Westborough, Massachusetts 01581

  3. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

  4. The Dreyfus Corporation
   2 Hanson Place
   Brooklyn, New York 11217

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of December, 2018.

BNY MELLON FUNDS TRUST

By:	/s/ Patrick T. Crowe*
Patrick T. Crowe, President

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Patrick T. Crowe* Patrick T. Crowe	President (Principal Executive Officer)	December 28, 2018
/s/ James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	December 28, 2018
/s/ Patrick J. O’Connor* Patrick J. O’Connor	Chairman of the Board of Trustees	December 28, 2018
/s/ John R. Alchin* John R. Alchin	Trustee	December 28, 2018
/s/ Ronald R. Davenport* Ronald R. Davenport	Trustee	December 28, 2018
/s/ John L. Diederich* John L. Diederich	Trustee	December 28, 2018
/s/ Kim D. Kelly* Kim D. Kelly	Trustee	December 28, 2018
/s/ Kevin C. Phelan* Kevin C. Phelan	Trustee	December 28, 2018
/s/ Patrick J. Purcell* Patrick J. Purcell	Trustee	December 28, 2018
/s/ Thomas F. Ryan, Jr.* Thomas F. Ryan, Jr.	Trustee	December 28, 2018
/s/ Maureen M. Young* Maureen M. Young	Trustee	December 28, 2018

*BY:	/s/ Joseph M. Chioffi Joseph M. Chioffi Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(e) Distribution Agreement

(i) Opinion and Consent of Registrant's counsel

(j) Consent of Independent Registered Public Accounting Firm.

(m)(2) Form of Broker-Dealer Selling Agreement

(m)(3) Form of Bank Selling Agreement

(n) Amended and Restated Rule 18f-3 Plan

Other Exhibit

(2) Power of Attorney